THE WACHOVIA FUNDS

                              Wachovia Equity Fund
                       Wachovia Quantitative Equity Fund
                        Wachovia Growth and Income Fund
                           Wachovia Equity Index Fund
                          Wachovia Special Values Fund
                         Wachovia Emerging Markets Fund
                         Wachovia personal equity fund
                             Wachovia Balanced Fund
                           Wachovia Fixed Income Fund
                    Wachovia Intermediate Fixed Income Fund
                     Wachovia Short-Term Fixed Income Fund
                          the Wachovia municipal funds
                        Wachovia GA Municipal Bond Fund
                        Wachovia NC Municipal Bond Fund
                        Wachovia SC Municipal Bond Fund
                        Wachovia VA Municipal Bond Fund

                             Combined Annual Report
                               November 30, 1999



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                           Wachovia Table of Contents


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
President's Message                              1
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Overview                                         5
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Wachovia Equity Fund Information                 8
  Line Graphs                                    8
  Portfolio of Investments                      11
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Wachovia Quantitative Equity Fund Information   13
  Line Graphs                                   13
  Portfolio of Investments                      16
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Wachovia Growth and Income Fund Information     18
  Line Graphs                                   18
  Portfolio of Investments                      20
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Wachovia Equity Index Fund Information          22
  Line Graphs                                   22
  Portfolio of Investments                      24
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Wachovia Special Values Fund Information        31
  Line Graphs                                   31
  Portfolio of Investments                      34
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Wachovia Emerging Markets Fund Information      37
  Line Graphs                                   37
  Portfolio of Investments                      39
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Wachovia Personal Equity Fund Information       44
  Line Graphs                                   44
  Portfolio of Investments                      46
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Wachovia Balanced Fund Information              48
  Line Graphs                                   48
  Portfolio of Investments                      51
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Wachovia Fixed Income Fund Information          56
  Line Graphs                                   56
  Portfolio of Investments                      59

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
Wachovia Intermediate Fixed Income Fund Information       66
  Line Graphs                                             66
  Portfolio of Investments                                68
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Wachovia Short-Term Fixed Income Fund Information         71
  Line Graphs                                             71
  Portfolio of Investments                                73
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Wachovia Georgia Municipal Bond Fund Information          74
  Line Graphs                                             74
  Portfolio of Investments                                76
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Wachovia North Carolina Municipal Bond Fund Information   81
  Line Graphs                                             81
  Portfolio of Investments                                83
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Wachovia South Carolina Municipal Bond Fund Information   92
  Line Graphs                                             92
  Portfolio of Investments                                94
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Wachovia Virginia Municipal Bond Fund Information        107
  Line Graphs                                            107
  Portfolio of Investments                               109
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Notes to Portfolio of Investments                        117
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Statements of Assets and Liabilities                     118
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Statements of Operations                                 121
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Statements of Changes in Net Assets                      124
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Financial Highlights--Class A Shares                     130
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Financial Highlights--Class B Shares                     134
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Financial Highlights--Class Y Shares                     136
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Combined Notes to Financial Statements                   138
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Auditors Report                                          154
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Officer and Trustees Table                               155

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                              President's Message

Dear Shareholder:
I am pleased to present the Combined Annual Report to Shareholders for The Wachovia Funds and The Wachovia Municipal Funds. This Report covers the 12-month period from December 1, 1998 through November 30, 1999, and includes commentary by portfolio management, a complete list of fund holdings and the fund's financial statements. The following fund-by-fund highlights cover performance activity in Class A Shares, Class B Shares, and Class Y Shares. It was a continued positive environment for stocks, while bond returns were weak due to the negative impact of rising interest rates. I urge you to read the portfolio manager commentary for additional information about your fund's performance. Fund-by fund performance highlights are as follows. The Wachovia Funds Wachovia Equity Fund pursues growth through a portfolio of blue-chip stocks issued by some of America's largest and best-known companies. In particular, the fund's manager seeks stocks issued by companies that are both undervalued and have good growth opportunities. At the end of the reporting period, the fund's extensive stock holdings included such well-known names as AT&T, American Express, DuPont, Exxon, General Electric, Intel, Microsoft, Time Warner and Wal-Mart. Fund net assets reached $351.8 million at the end of the reporting period.

                Total Return*    Income     Capital Gains
                Based on NAV  Distributions Distributions Share Price Change
                ------------- ------------- ------------- ------------------
Class A Share       24.31%        $0.07         $1.89      $15.91 to $17.42
Class B Shares      23.37%        $0.00**       $1.89      $15.87 to $17.32
Class Y Shares      24.52%        $0.11         $1.89      $15.92 to $17.42

Wachovia Quantitative Equity Fund pursues growth and income by investing in a portfolio of stocks issued by large, established companies across the entire industrial spectrum. On the last day of the reporting period, the portfolio included quality names like Anheuser-Busch, DuPont, Ford, Home Depot, Intel, J.P. Morgan, Merck, Pepsi Co, Procter & Gamble, and Sprint. Fund net assets ended the reporting period at $712.2 million.

                Total Return*    Income     Capital Gains
                Based on NAV  Distributions Distributions Share Price Change
                ------------- ------------- ------------- ------------------
Class A Shares      16.60%        $0.11         $2.43      $20.29 to $21.00
Class B Shares      15.85%        $0.00         $2.43      $20.23 to $20.91
Class Y Shares      16.97%        $0.16         $2.43      $20.31 to $21.04

Wachovia Growth and Income Fund pursues total return through growth of capital and income. At the end of the reporting period, the fund's holdings included such names as America Online, AT&T, Bank of America, Colgate-Palmolive, General Motors, IBM, Johnson & Johnson, and Wal-Mart. Fund net assets totaled $349.6 million at the end of the reporting period.

                Total Return*
                Based on NAV  Income Capital Gains Share Price Change
                ------------- ------ ------------- ------------------
Class A Shares      20.40%    $0.08      $2.89      $23.54 to $24.86
Class Y Shares      20.73%    $0.14      $2.89      $23.55 to $24.88

Wachovia Equity Index Fund pursues a total return that approximates that of the Standard & Poor's 500 Index--a classic benchmark of stock market performance.*** As a result, the fund's extensive portfolio contained a "who's who" of well-known, quality American companies. Fund net assets increased substantially to reach $544.6 million at the end of the reporting period.

                Total Return*    Income     Capital Gains
                Based on NAV  Distributions Distributions Share Price Change
                ------------- ------------- ------------- ------------------
Class A Shares      19.97%        $0.26         $0.37      $22.41 to $26.18
Class Y Shares      20.24%        $0.32         $0.37      $22.44 to $26.21

  *Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 **Less than $0.01 per share.
***The Standard & Poor's 500 Index is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies, Investments cannot be made in an index.

Wachovia Special Values Fund pursues growth by investing in a diversified portfolio of small-company stocks.* Unlike many other funds that invest in small-company stocks through a high-flying approach, this fund is managed through a highly disciplined approach. Its manager seeks stocks issued by well-capitalized and well-run small companies that are selling at less than their estimated long-term values. The fund's positive returns reflected an improved environment for small cap stocks. At the end of the reporting period, the fund's net assets reached $175.7 million. Class B Shares performance is from March 26, 1999, when it began operation, through November 30, 1999.

                Total Return**    Income     Capital Gains
                 Based on NAV  Distributions Distributions Share Price Change
                -------------- ------------- ------------- ------------------
Class A Shares       5.40%         $0.16         $0.75      $16.13 to $16.03
Class B Shares       9.52%         $0.00         $0.00      $14.60 to $15.99
Class Y Shares       5.61%         $0.20         $0.75      $16.18 to $16.07

Wachovia Emerging Markets Fund pursues growth over the long term by investing in stocks of foreign companies located in emerging market countries.*** The fund's managers use a unique "two-tier, equal weighting" approach to selecting stocks for the fund that offers greater diversification than most emerging market funds, with the opportunity for better protection from unexpected negative developments in any one country. The fund's strong returns reflect a positive environment for international stocks. Fund net assets ended the reporting period at $194.4 million.
                Total Return**    Income
                 Based on NAV  Distributions Share Price Change
                -------------- ------------- ------------------
Class A Shares      40.07%         $0.05      $8.43 to $11.74
Class Y Shares      40.39%         $0.07      $8.44 to $11.75

Wachovia Personal Equity Fund, the latest addition to the Wachovia Funds, pursues growth of principal and income by investing in a portfolio of high quality companies. This fund is specifically managed to minimize the unpleasant tax consequence of capital gains distributions through a long-term, buy-and-hold strategy that avoids short-term trading, as well as offsetting or minimizing capital gains by selling securities that have declined in value, have the highest cost basis, or have not met expectations for growth. Fund net assets ended the reporting period at $444.6 million. The following performance is for the period from July 30, 1999, when the fund began operation, through November
30, 1999.
                Total Return**    Income
                 Based on NAV  Distributions Share Price Change
                -------------- ------------- ------------------
Class A Shares       6.75%         $0.01      $10.00 to $10.67
Class Y Shares       6.85%         $0.01      $10.00 to $10.68

Wachovia Balanced Fund pursues a popular investment objective--long-term growth and current income--by investing in a quality combination of stocks (60.5% of net assets at the end of the reporting period) and bonds. Bond holdings were diversified across corporate bonds (14.9% of net assets), mortgage-backed securities (13.2% of net assets), U.S. Treasury securities (7.7% of net assets), closed end investment companies (1.8%) and a repurchase agreement (1.5%). At the end of the reporting period, fund assets totaled $650.6 million.

                Total Return**    Income     Capital Gains
                 Based on NAV  Distributions Distributions Share Price Change
                -------------- ------------- ------------- ------------------
Class A Shares      13.95%         $0.31         $1.69      $13.72 to $13.45
Class B Shares      13.08%         $0.21         $1.69      $13.69 to $13.41
Class Y Shares      14.21%         $0.34         $1.69      $13.74 to $13.47

Wachovia Fixed Income Fund pursues a high level of total return from a diversified portfolio of income-producing securities. At the end of the reporting period, the fund's $558.3 million in net assets were invested across government agency securities (39.0%), corporate bonds (26.1%), U.S. Treasury obligations (12.7%), closed-end investment companies (7.3%), asset-backed securities (7.3%), collateralized mortgage obligations (1.9%), foreign bonds (1.9%), a repurchase agreement (1.3%), and corporate notes (1.3%).

                Total Return**    Income     Capital Gains
                 Based on NAV  Distributions Distributions Share Price Change
                -------------- ------------- ------------- ------------------
Class A Shares      (0.77%)        $0.51         $0.04      $10.14 to $9.52
Class B Shares      (1.51%)        $0.43         $0.04      $10.14 to $9.52
Class Y Shares      (0.53%)        $0.53         $0.04      $10.14 to $9.52

    *Small cap stocks have historically experienced greater volatility than average.
  ** Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
 *** Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Emerging markets economic structures may be less diverse and mature, and their political systems may be less stable than those of established markets.


Wachovia Intermediate Fixed Income Fund pursues current income consistent with preservation of capital from a diversified portfolio of intermediate-term income-producing securities. At the end of the reporting period, the fund's $141.7 million in net assets was invested across U.S. government agency securities (32.8%), corporate bonds (32.4%), U.S. Treasury obligations (16.7%), asset-backed securities (6.7%), closed-end investment companies (5.9%), collateralized mortgage obligations (1.3%), and a repurchase agreement (2.9%).

                Total Return*        Capital Gains
                Based on NAV  Income Distributions Share Price Change
                ------------- ------ ------------- ------------------
Class A Shares      (1.03%)   $0.50      $0.20      3$10.38 to $9.57
Class Y Shares      (0.77%)   $0.53      $0.20       $10.38 to $9.57

Wachovia Short-Term Fixed Income Fund pursues a high level of income from a diversified portfolio that, at the end of the reporting period, consisted primarily of corporate bonds (35.7% of net assets), U.S. government agency obligations, (20.6% of net assets), U.S. Treasury obligations (25.4% of net assets). These short-term, income-producing securities are managed to provide an income stream and cushion shareholders against volatility during periods of interest rate increases. Net assets totaled $48.7 million on the last day of the reporting period.

                Total Return*    Income
                Based on NAV  Distributions Share Price Change
                ------------- ------------- ------------------
Class A Shares      2.44%         $0.52       $9.92 to $9.63
Class Y Shares      2.70%         $0.55       $9.92 to $9.63

The Wachovia Municipal Funds
Wachovia Georgia Municipal Bond Fund pursues monthly income exempt from federal regular income tax and Georgia state income tax.+ The fund invests in a portfolio of bonds issued by municipalities across Georgia that are rated A or higher by nationally recognized rating agencies. Total net assets reached $114.2 million on the last day of the reporting period.

                Total Return*    Income     Capital Gains
                Based on NAV  Distributions Distributions Share Price Change
                ------------- ------------- ------------- ------------------
Class A Shares      (2.83%)       $0.43         $0.03      $11.38 to $10.61
Class Y Shares      (2.59%)       $0.45         $0.03      $11.38 to $10.61

Wachovia North Carolina Municipal Bond Fund pursues monthly income exempt from federal regular income tax and North Carolina state income tax.+ At the end of the reporting period, the fund's net assets of $443.2 million were invested in bonds issued by municipalities across North Carolina. All holdings are rated A or higher at the time of purchase by nationally recognized rating agencies.

                Total Return*    Income     Capital Gains
                Based on NAV  Distributions Distributions Share Price Change
                ------------- ------------- ------------- ------------------
Class A Shares      (2.34%)       $0.42         $0.06      $11.46 to $10.72
Class Y Shares      (2.09%)       $0.45         $0.06      $11.46 to $10.72

Wachovia South Carolina Municipal Bond Fund pursues monthly income exempt from federal regular income tax and South Carolina state income tax.+ The fund invests in a portfolio of bonds issued by municipalities across South Carolina that are rated A or higher at the time of purchase by nationally recognized rating agencies. Total net assets reached $348.5 million at the reporting period's end.

                Total Return*    Income     Capital Gains
                Based on NAV  Distributions Distributions Share Price Change
                ------------- ------------- ------------- ------------------
Class A Shares      (2.49%)       $0.50         $0.02      $11.36 to $10.57
Class Y Shares      (2.24%)       $0.52         $0.02      $11.36 to $10.57

*Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
+Income may be subject to the federal alternative minimum tax.


Wachovia Virginia Municipal Bond Fund pursues monthly income exempt from federal regular income tax and Virginia state income tax.+ The fund invests in a portfolio of bonds issued by Virginia municipalities that are rated A or higher at the time of purchase by nationally recognized rating agencies. Total net assets reached $137.5 million at the period's end.

                Total Return*    Income
                Based on NAV  Distributions Share Price Change
                ------------- ------------- ------------------
Class A Shares      (2.01%)       $0.45      $10.49 to $9.84
Class Y Shares      (1.76%)       $0.47      $10.49 to $9.84

Thank you for pursuing your financial goals through the diversification and professional management of the Wachovia Funds. As we begin a new millennium, we renew our commitment to keep you up-to-date on your investment progress through the highest level of service. Sincerely, [logo] John W. McGonigle President January 15, 2000

*Performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
+Income may be subject to the federal alternative minimum tax.

Total returns for the period adjusted for the sales charge (Class A Shares) or deferred sales charge (Class B Shares) are as follows:

Wachovia Equity Fund, Class A Shares, 18.71%; Class B Shares, 18.37% Wachovia Quantitative Equity Fund, Class A Shares, 11.33%; Class B Shares, 10.85% Wachovia Growth & Income Fund, Class A Shares, 14.98% Wachovia Equity Index Fund, Class A Shares, 14.56% Wachovia Special Values Fund, Class A Shares, 0.66%; Class B Shares, 4.52% Wachovia Emerging Markets Fund, Class A Shares, 33.72% Wachovia Personal Equity Fund, Class A Shares, 1.96% Wachovia Balanced Fund, Class A Shares, 8.80%; Class B Shares, 8.18% Wachovia Fixed Income Fund, Class A Shares, (5.26%); Class B Shares, (6.21%) Wachovia Intermediate Fixed Income Fund, Class A Shares, (5.50%) Wachovia Short-Term Fixed Income Fund, Class A Shares, (0.08%) Wachovia Georgia Municipal Bond Fund, Class A Shares, (7.23%) Wachovia North Carolina Municipal Bond Fund, Class A Shares, (6.73%) Wachovia South Carolina Municipal Bond Fund, Class A Shares, (6.91%) Wachovia Virginia Municipal Bond Fund, Class A Shares, (6.38%)


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                                   Overview


Equity Market
Markets around the world experienced solid returns during 1999 as the revival of Asian economies and the arrival of the euro contributed to growth overseas. In the U.S., the Standard & Poor's 500 Index Common Stocks (the "S&P 500")* delivered a total return in excess of 20 percent for the fifth consecutive year--the first time in history such a streak has continued for such a long period of time. The NASDAQ Composite Index (the "NASDAQ Composite")**, dominated by large technology names, performed very well, returning in excess of 85 percent for the year. The growth style of investing outperformed value investing for the fifth consecutive year as investors continued to focus on innovative companies that deliver on the promise of accelerating growth despite interest rate concerns. Large-capitalization names performed better, on average, than small-cap issues, with the very largest companies delivering the best performances. Only the top two market capitalization deciles delivered results that were higher than the index as a whole, highlighting the fact that the larger companies drove performance. On a sector basis, those S&P 500 sectors that were heavily leveraged to the new knowledge economy delivered exceptional results, while the growth sectors of past years (consumer staples and health care, in particular) struggled with slowing revenue growth and political uncertainties.

Wachovia Equity Fund Shareholder:
The Wachovia Equity Fund outperformed the benchmark S&P 500 Index behind strong stock selection, especially in technology, financials, and utilities. The technology sector focused on Internet infrastructure, including companies leveraged to bandwidth, storage, and servers. The Fund's financial sector holdings benefited from strong earnings gains and an improving global economy. Despite the rising interest rates, questionable mergers, and warmer weather that drove the utilities index downward, the Fund's stocks performed well.

Wachovia Quantitative Equity Fund Shareholder:
The Wachovia Quantitative Equity Fund underperformed the benchmark S&P 500 Index in 1999. The increase in the market's volatility more negatively impacted the Fund's stock selection with the value-oriented factors than with the growth-oriented factors. While the index returns were impressive, the lack of market breadth was nearly unprecedented in 1999. The Fund's sector neutral approach weighed down the total return as four of the eleven S&P 500 Sector indices (Health, Transports, Utilities, and Consumer Staples) suffered substantial declines for the year, and were only partially offset with the outperformance in the Technology and Communication Services sectors. The quantitative model has clearly provided discrimination between the best and worst performing stocks over the long term. The Fund's returns should more closely track the market's returns as the breadth widens and the volatility subsides with more rational valuations.

Wachovia Growth & Income Fund Shareholder:
The Wachovia Growth and Income Fund returned 23.5 percent in 1999, outperforming the S&P 500 by nearly three percentage points. The fund benefited substantially from strong returns in the financial and technology sectors. The Fund's technology sector holdings focused primarily on Internet infrastructure, including companies leveraged to bandwidth, storage, and servers. The Fund's financial sector holdings benefited from strong earnings gains and an improving global economy.


* The S&P 500 is a composite index of common stocks in industry, transportation, and financial and public utility companies. In addition, the S&P 500 assumes reinvestment of all dividends paid by stocks listed on the index. Taxes due on any of the distributions are not included, nor are brokerage or other fees calculated in index figures. Investments cannot be made in an index.
** NASDAQ Composite is an unmanaged index that measures all NASDAQ domestic and non-U.S.-based common stocks listed on the NASDAQ Stock Market.
    Investments cannot be made in an index.


Wachovia Equity Index Fund Shareholder:
While the equity market performed strongly in 1999, the breadth of the market was narrow, with the larger capitalization companies driving market performance. This pronounced capitalization effect saw the largest 100 companies in the S&P 500 Index significantly outperforming the rest of the market. Growth-style investing outperformed value investing, and those sectors that were connected with the technology based knowledge economy significantly outperformed the growth sectors of past years such as consumer staples and health care. The transportation and utilities sectors struggled with rising oil prices, higher interest rates, and a number of other difficulties.

Wachovia Special Values Fund Shareholder:
Similar to bio-tech companies of the early 1990's, a promising new profitless corner of the equity market captured investor enthusiasm and attracted capital to the small-cap arena. The IPO market responded with an increasing number of offerings as investor money followed performance. In fact, the result was a record year in the IPO market, with nearly $80 billion being raised. Although the benchmark Russell 2000 Index* posted respectable returns for the year, over half of the stocks currently in the Index are down for the year, with one-fourth being down 30 percent or more. Extraordinary performance by a narrow leadership of names explains the divergence. The Special Values Fund's performance experienced a similar phenomenon, with performance being driven by a relatively small number of names in semiconductors and energy. A cyclical semiconductor rebound and higher oil prices helped fuel returns in these sectors and benefited the Fund substantially. In addition, media/entertainment companies fared well as the group's assets garnered increased investor attention. Value investing rests on the premise of holding businesses that are believed to be trading well below their perceived fair market value. Strong returns occur when other investors realize that a company is, indeed, undervalued. This realization can occur through increased merger/acquisition activity or simply when a stock is discovered in the marketplace and its price rises. Although 1999 was not a year of significant discovery and value realization, the fund did experience a substantial amount of merger activity that benefited performance, with twelve portfolio holdings undergoing merger/acquisition activity.

Wachovia Emerging Markets Fund Shareholder:
The market recovery that began in the fourth quarter of 1998 continued throughout 1999. Prompt actions taken during the year by central bankers around the globe helped to avert a global recession and formed the basis for the impressive resurgence of emerging markets in 1999. Investor confidence in a growth world economy allowed commodity prices to stabilize and improve, thereby improving the export picture for many emerging countries that had been hit hard by the falling prices of raw materials. The high interest rates that were necessary to defend the value of many currencies began to decline and took pressure off of local economies. Furthermore, the positive side of currency weakness began to show in the improved competitiveness of many industries in global export markets, thus turning what were once trade deficits into trade surpluses. The return of capital flows to these countries meant that many emerging market currencies ultimately strengthened from their undervalued levels, adding significantly to U.S. dollar returns. The Wachovia Emerging Markets Fund performed well during the year despite employing a style that appeared to be out of favor. The fund employs a unique style that emphasizes portfolio diversification, controlling risk by limiting the exposure to any single market to a maximum of ten percent of the portfolio. The net effect of this approach is to have less exposure to the largest markets and more exposure to the smaller markets. In a year in which larger emerging markets outperformed the smaller ones, the fund allocated close to maximum levels in most of the larger markets such as South Korea and Mexico, while getting very strong performance from overweight positions in smaller markets such as Russia and Turkey. The result was performance that was competitive with the averages, while staying true to a style that recognizes that investing heavily in any single emerging market can exceed our clients' risk tolerance.

Wachovia Personal Equity Fund Shareholder:
The Wachovia Personal Equity Fund was officially launched in August 1999. In its initial stages, the Fund's returns have been driven by strong stock selection in the technology, financial, and utilities sectors. The Fund's technology sector holdings focused primarily on Internet infrastructure, including companies leveraged to bandwidth, storage, and servers, while its financial sector holdings benefited from strong earnings gains and an improving global economy. Despite an environment of rising interest rates, questionable mergers, and warmer weather that drove the utilities index downward, the Fund's utilities holdings performed well.


* The Russell 2000 Index is a broadly diversified index consisting of approximately 2,000 capitalization common stocks that can be used to compare the total returns of funds whose portfolios are invested primarily in small capitalization common stocks. Investments cannot be made in an index.

Wachovia Balanced Fund Shareholder:
The Wachovia Balanced significantly outperformed the Lipper Balanced Funds Average, returning 15.05 percent for the year compared to the Lipper Average return of 8.69 percent. Allocation remained relatively stable throughout the year, with approximately 59 percent in equities, 40 percent in fixed income securities, and a 1 percent cash position.

Fixed Income Market
With regard to the fixed income component of the fund's portfolio, interest rates increased steadily over the course of 1999, moving higher in ten out of twelve months during the year. Long-term treasuries recorded their worst absolute performance since the government began auctioning them almost 22 years ago. The corporate bond market experienced a year of improving liquidity, generally stable spreads, and higher new issue volume. Most of the 10 percent 1999 increase in corporate volume was over by the end of the 3rd quarter as companies locked in financing before the Y2K conversion. The mortgage market was the best performing major sector in the Lehman Brothers Aggregate Bond Index*, and the only sector to record an absolute positive return for the year, while spreads improved with declining prepayment risk and rising rates. Agency sector spreads ended the year approximately where they began 1999. Allocation remained relatively stable throughout the year, with 59 percent in equities, 40 percent in fixed income securities, and a 1 percent cash position.

Wachovia Fixed Income Fund Shareholder:
Interest rates increased steadily over the course of 1999, moving higher in ten out of twelve months during the year. Long-term treasuries recorded their worst absolute performance since the government began auctioning them almost 22 years ago. The corporate bond market experienced a year of improving liquidity, generally stable spreads, and higher new issue volume. Most of the 10 percent 1999 increase in corporate volume was over by the end of the 3rd quarter as companies locked in financing before the Y2K conversion. The mortgage market was the best performing major sector in the Lehman Brothers Aggregate Bond Index*, and the only sector to record an absolute positive return for the year, while spreads improved with declining prepayment risk and rising rates. Agency sector spreads ended the year approximately where they began 1999.

Wachovia Intermediate Fixed-Income Fund/Short Term Fixed Income Fund
Shareholders: For securities maturing inside of 5 years, interest rates increased by 0.60 percent for the 4th quarter of 1999 and 1.75 percent for the year. In fact, rates increased in 10 out of 12 months for 1999, which was driven by strong domestic economic activity, an Asian economic rebound, higher commodity prices, and three Federal Reserve rate increases. Corporate bond yields increased by roughly the same amount as Treasuries and still appear attractive on a relative basis. The expectation is for at least 0.50 percent rate increase by the Fed in the 1st quarter of 2000, and if economic activity remains strong then more rate hikes could follow.

Municipal Bond Market
 Wachovia Georgia Municipal Bond Fund
 Wachovia North Carolina Municipal Bond Fund
 Wachovia South Carolina Municipal Bond Fund
 Wachovia Virginia Municipal Bond Fund

The municipal market in 1999 was characterized by a nearly uninterrupted rise in interest rates, the unfortunate consequence being a seemingly relentless decline in bond prices. Early in the year the fund's portfolio manager anticipated a rising interest rate environment and endeavored to respond by taking defensive measures early and often. Primarily, efforts were made to sell longer dated, lower coupon bonds to reinvest into shorter dated, higher coupon bonds. The objective of repositioning the fund into higher income, more defensive bonds was accomplished. Additionally, the fund manager sought to improve credit quality by generally selling lesser quality bonds and replacing them with better quality bonds. These measures served the fund well in the face of a bond year arguably as difficult as any experienced in the past twenty years.

* The Lehman Brothers Aggregate Bond Index (LBABI) is an unmanaged index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. agency obligations, foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. The LBABI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                     Wachovia Equity Fund (Class A Shares)

      Growth of $10,000 Invested in Wachovia Equity Fund (Class A Shares) The graph below illustrates the hypothetical investment of $10,000* in the
Wachovia Equity Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 1999 compared to the Standard and Poor's 500 Index (S&P 500).+

                             [Please see Appendix A1]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                     Wachovia Equity Fund (Class B Shares)

      Growth of $10,000 Invested in Wachovia Equity Fund (Class B Shares) The graph below illustrates the hypothetical investment of $10,000* in the
Wachovia Equity Fund (Class B Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1999 compared to the Standard and Poor's 500 Index (S&P 500).+

                             [Please see Appendix A2]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value reflects a 3.00% contingent deferred sales charge on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                     Wachovia Equity Fund (Class Y Shares)

      Growth of $10,000 Invested in Wachovia Equity Fund (Class Y Shares) The graph below illustrates the hypothetical investment of $10,000* in the
Wachovia Equity Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1999 compared to the Standard and Poor's 500 Index (S&P 500).+

                             [Please see Appendix A3]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              Wachovia Equity Fund
                            Portfolio of Investments

                               November 30, 1999

   Shares                                                         Value
----------------------------------------------------------------------------

 Common Stocks--83.8%
             Basic Materials--3.4%
      34,171 Air Products & Chemicals, Inc.                     $  1,106,286
      23,975 Alcoa, Inc.                                           1,570,363
      11,161 Dow Chemical Co.                                      1,307,231
      15,876 Du Pont (E.I.) de Nemours & Co.                         943,630
      49,279 Rohm & Haas Co.                                       1,804,843
      84,425 Weyerhaeuser Co.                                      5,171,031
                                                                ------------
             Total                                                11,903,384
                                                                ------------
             Capital Goods--5.6%
      65,974 General Electric Co.                                  8,576,620
      38,388 Ingersoll-Rand Co.                                    1,859,419
     125,366 Tyco International Ltd.                               5,022,475
      72,649 United Technologies Corp.                             4,104,669
                                                                ------------
             Total                                                19,563,183
                                                                ------------
             Communication Services--5.6%
     101,413 AT&T Corp.                                            5,666,451
     115,178 (1)MCI Worldcom, Inc.                                 9,523,781
      33,121 (1)Nextel Communications, Inc., Class A               3,283,119
      24,020 Vodafone AirTouch PLC, ADR                            1,133,444
                                                                ------------
             Total                                                19,606,795
                                                                ------------
             Consumer Cyclicals--5.2%
      54,446 Black & Decker Corp.                                  2,443,264
      41,907 Carnival Corp.                                        1,849,146
      18,471 (1)Federated Department Stores, Inc.                    869,291
      51,997 Lowe's Cos., Inc.                                     2,590,101
      51,327 McGraw-Hill Cos., Inc.                                2,909,598
      38,917 Nordstrom, Inc.                                       1,082,379
      24,384 Tandy Corp.                                           1,868,424
      81,405 Wal-Mart Stores, Inc.                                 4,690,963
                                                                ------------
             Total                                                18,303,166
                                                                ------------
             Consumer Staples--8.0%
      64,737 (1)AT&T Corp.-Liberty Media Group, Inc., Class A      2,706,816
      73,252 CBS Corp.                                             3,809,104
      93,557 CVS Corp.                                             3,713,043
      39,053 (1)Clear Channel
              Communications, Inc.                                 3,138,885
      80,922 Comcast Corp., Class A                                3,656,662
     185,889 (1)Kroger Co., Inc.                                   3,961,759

   Shares                                                Value

 Common Stocks--continued
             Consumer Staples--continued
      96,775 (1)Outback Steakhouse, Inc.               $  2,280,261
      78,352 Time Warner, Inc.                            4,833,339
                                                       ------------
             Total                                       28,099,869
                                                       ------------
             Energy--4.9%
      53,638 BP Amoco PLC, ADR                            3,268,566
      61,090 Baker Hughes, Inc.                           1,542,523
     129,792 Conoco, Inc., Class A                        3,415,152
      68,635 Exxon Corp.                                  5,443,613
      34,494 Schlumberger Ltd.                            2,071,796
      25,988 Texaco, Inc.                                 1,583,644
                                                       ------------
             Total                                       17,325,294
                                                       ------------
             Finance--14.0%
      37,505 American Express Co.                         5,674,975
      12,166 American General Corp.                         891,920
      65,061 American International
             Group, Inc.                                  6,717,548
      17,753 Associates First Capital Corp., Class A        590,287
      42,285 Bank One Corp.                               1,490,546
      65,852 Bank of America Corp.                        3,852,342
      30,577 Bank of New York Co., Inc.                   1,219,258
      41,533 Chase Manhattan Corp.                        3,208,424
     159,211 Citigroup, Inc.                              8,577,493
      27,092 Fannie Mae                                   1,805,005
      55,522 Freddie Mac                                  2,741,399
      21,865 First Union Corp.                              845,902
      25,255 MBIA, Inc.                                   1,262,750
      55,897 MBNA Corp.                                   1,411,399
      19,138 Marsh & McLennan Cos., Inc.                  1,504,725
      14,472 Merrill Lynch & Co., Inc.                    1,166,805
      37,942 SunTrust Banks, Inc.                         2,651,197
      82,463 Wells Fargo Co.                              3,834,530
                                                       ------------
             Total                                       49,446,505
                                                       ------------
             Healthcare--9.1%
      31,854 Abbott Laboratories                          1,210,452
      28,228 (1)Amgen, Inc.                               1,286,138
      69,230 Bristol-Myers Squibb Co.                     5,058,117
      16,402 Guidant Corp.                                  820,100
      59,630 Johnson & Johnson                            6,186,613
      33,701 Lilly (Eli) & Co.                            2,418,047
      54,996 Medtronic, Inc.                              2,137,970
      59,004 Merck & Co., Inc.                            4,631,814

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              Wachovia Equity Fund



   Shares                                                Value
-------------------------------------------------------------------

 Common Stocks--continued
             Healthcare--continued
     101,676 Pfizer, Inc.                              $  3,679,400
      17,856 Pharmacia & Upjohn, Inc.                       976,500
      16,764 Schering Plough Corp.                          857,060
      30,183 Warner-Lambert Co.                           2,707,038
                                                       ------------
             Total                                       31,969,249
                                                       ------------
             Technology--24.0%
      70,176 (1)America Online, Inc.                      5,100,918
     126,230 (1)Cisco Systems, Inc.                      11,258,138
           2 Computer Associates International, Inc.            130
      81,674 (1)EMC Corp.                                 6,824,884
      80,808 Intel Corp.                                  6,196,964
      42,315 International Business
             Machines Corp.                               4,361,090
      35,116 (1)JDS Uniphase Corp.                        8,032,785
      71,535 Lucent Technologies, Inc.                    5,226,526
     108,726 (1)Microsoft Corp.                           9,899,163
      25,030 (1)Network Appliance, Inc.                   2,945,718
      22,292 Nokia Oyj, Class A, ADR                      3,080,476
      70,233 (1)Sun Microsystems, Inc.                    9,288,314
      61,420 Texas Instruments, Inc.                      5,900,159
      71,501 (1)Veritas Software Corp.                    6,546,810
                                                       ------------
             Total                                       84,662,075
                                                       ------------
             Transportation--1.0%
      37,866 Burlington Northern Santa Fe                 1,098,114
     148,700 Southwest Airlines Co.                       2,425,661
                                                       ------------
             Total                                        3,523,775
                                                       ------------

  Shares or
  Principal
   Amount                                                           Value

 Common Stocks--continued
             Utilities--3.0%
      24,736 Burlington Resources, Inc.                           $    831,748
      36,517 Consolidated Edison Co.                                 1,259,837
      65,538 Duke Energy Corp.                                       3,321,957
      72,078 Enron Corp.                                             2,743,469
     102,366 Southern Co.                                            2,392,806
                                                                  ------------
             Total                                                  10,549,817
                                                                  ------------
             Total Common Stocks
             (identified cost $200,599,010)                        294,953,112
                                                                  ------------
 U.S.Government Agency--5.7%
 $20,000,000 (2)Federal National Mortgage Association, Discount
              Note, 12/10/1999 (identified cost $19,973,700)        19,973,700
                                                                  ------------
 U.S. Treasury Obligation--0.9%
   3,100,000 (2)United States Treasury Bill, 12/16/1999
              (identified cost $3,094,020)                           3,094,020
                                                                  ------------
 Repurchase Agreement (3)--9.7%
  34,173,073 Goldman Sachs Group, LP, 5.60%, dated 11/30/1999,
             due 12/1/1999 (at amortized cost)                      34,173,073
                                                                  ------------
             Total Investments
             (identified cost $257,839,803)                       $352,193,905
                                                                  ------------

(See Notes to Portfolios of Investments)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
              Wachovia Quantitative Equity Fund (Class A Shares)

   Growth of $10,000 Invested in Wachovia Quantitative Equity Fund (Class A
                                    Shares)
  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Quantitative Equity Fund (Class A Shares) (the "Fund") from March 25, 1994 (start of performance) to November 30, 1999 compared to the Standard and Poor's 500 Index (S&P 500).+


                             [Please see Appendix A4]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
              Wachovia Quantitative Equity Fund (Class B Shares)

   Growth of $10,000 Invested in Wachovia Quantitative Equity Fund (Class B
                                    Shares)
  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Quantitative Equity Fund (Class B Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1999 compared to the Standard and Poor's 500 Index (S&P 500).+

                             [Please see Appendix A5]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
              Wachovia Quantitative Equity Fund (Class Y Shares)

   Growth of $10,000 Invested in Wachovia Quantitative Equity Fund (Class Y
                                    Shares)
  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Quantitative Equity Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1999 compared to the Standard and Poor's 500 Index (S&P 500).+

                             [Please see Appendix A6]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

+ The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       Wachovia Quantitative Equity Fund
                            Portfolio of Investments

                               November 30, 1999

   Shares                                         Value
-----------------------------------------------------------
 Common Stocks--97.7%
             Basic Materials--2.9%
      60,000 Du Pont (E.I.) de Nemours & Co.   $  3,566,250
     220,000 Ecolab, Inc.                         7,617,500
      80,000 Georgia-Pacific Corp.                3,185,000
     100,000 Weyerhaeuser Co.                     6,125,000
                                               ------------
             Total                               20,493,750
                                               ------------
             Capital Goods--9.4%
     110,000 Ball Corp.                           4,090,625
     178,000 Corning, Inc.                       16,676,375
     173,000 General Electric Co.                22,490,000
     129,296 Illinois Tool Works, Inc.            8,371,916
      95,000 Ingersoll-Rand Co.                   4,601,562
     240,000 Tyco International Ltd.              9,615,000
      25,000 United Technologies Corp.            1,412,500
                                               ------------
             Total                               67,257,978
                                               ------------
             Communication Services--7.8%
      70,500 AT&T Corp.                           3,939,187
      45,000 Alltel Corp.                         3,892,500
     100,000 Bell Atlantic Corp.                  6,331,250
     240,000 BellSouth Corp.                     11,085,000
      85,000 GTE Corp.                            6,205,000
     326,760 SBC Communications, Inc.            16,971,098
      60,000 Sprint Corp.                         4,162,500
      50,000 U.S. West, Inc.                      3,103,125
                                               ------------
             Total                               55,689,660
                                               ------------
             Consumer Cyclicals--7.4%
     170,000 Arvin Industries, Inc.               4,515,625
      40,000 (1)Best Buy Co., Inc.                2,500,000
     120,000 Dayton-Hudson Corp.                  8,467,500
      50,000 Ford Motor Co.                       2,525,000
      80,000 Gannett Co., Inc.                    5,725,000
      25,000 Home Depot, Inc.                     1,976,562
      70,000 Knight-Ridder, Inc.                  3,819,375
     245,000 TJX Cos., Inc.                       6,415,938
     100,000 Times Mirror Co., Class A            6,456,250
     175,000 Wal-Mart Stores, Inc.               10,084,375
                                               ------------
             Total                               52,485,625
                                               ------------
             Consumer Staples--10.2%
     130,000 Albertsons, Inc.                     4,151,875
      78,000 Anheuser-Busch Cos., Inc.            5,835,375
      40,000 BestFoods                            2,192,500

   Shares                                         Value
 Common Stocks--continued
             Consumer Staples--continued
     158,760 CBS Corp.                         $  8,255,520
      40,000 CVS Corp.                            1,587,500
     210,000 IBP, Inc.                            4,633,125
     195,000 PepsiCo, Inc.                        6,739,688
     192,000 Philip Morris Cos., Inc.             5,052,000
      75,000 Procter & Gamble Co.                 8,100,000
     115,000 Quaker Oats Co.                      7,503,750
     194,000 (1)Safeway, Inc.                     7,153,750
     266,000 SUPERVALU Inc.                       5,170,375
     170,000 SYSCO Corp.                          6,470,625
                                               ------------
             Total                               72,846,083
                                               ------------
             Energy--5.8%
     100,000 BP Amoco PLC, ADR                    6,093,750
      40,000 Chevron Corp.                        3,542,500
     154,200 Exxon Corp.                         12,229,987
      77,000 Mobil Corp.                          8,032,063
     180,000 Royal Dutch Petroleum Co., ADR      10,440,000
      20,000 Texaco, Inc.                         1,218,750
                                               ------------
             Total                               41,557,050
                                               ------------
             Finance--13.9%
      24,000 AEGON NV, ADR                        2,163,000
     200,000 Ambac Financial Group, Inc.         10,900,000
      95,000 American General Corp.               6,964,687
      30,000 American National Insurance Co.      1,991,250
     270,000 AmSouth Bancorporation               6,091,875
      75,000 Bank of America Corp.                4,387,500
     140,000 Bank of New York Co., Inc.           5,582,500
      40,000 CIGNA Corp.                          3,290,000
     170,000 Chase Manhattan Corp.               13,132,500
     420,000 Citigroup, Inc.                     22,627,500
      20,000 J.P. Morgan & Co., Inc.              2,630,000
      47,000 Marsh & McLennan Cos., Inc.          3,695,375
     125,000 PNC Bank Corp.                       6,968,750
     216,600 SouthTrust Corp.                     8,406,788
                                               ------------
             Total                               98,831,725
                                               ------------
             Health Care--10.8%
      85,000 Abbott Laboratories                  3,230,000
     120,000 (1)Amgen, Inc.                       5,467,500
      38,000 Baxter International, Inc.           2,567,375
     205,200 Bristol-Myers Squibb Co.            14,992,425
     150,000 Guidant Corp.                        7,500,000

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       Wachovia Quantitative Equity Fund



   Shares                                                 Value
-------------------------------------------------------------------
 Common Stocks--continued
             Health Care--continued
      75,000 Johnson & Johnson                         $  7,781,250
     110,000 Lilly (Eli) & Co.                            7,892,500
      69,200 Merck & Co., Inc.                            5,432,200
     150,000 Pfizer, Inc.                                 5,428,125
     319,200 Schering Plough Corp.                       16,319,100
                                                       ------------
             Total                                       76,610,475
                                                       ------------
             Technology--25.1%
      50,000 (1)America Online, Inc.                      3,634,375
     244,000 (1)Cisco Systems, Inc.                      21,761,750
     295,000 Comdisco, Inc.                               7,116,875
     200,000 Computer Associates International, Inc.     13,000,000
     135,000 (1)Dell Computer Corp.                       5,805,000
     279,000 (1)EMC Corp.                                23,313,937
      90,000 Intel Corp.                                  6,901,875
     128,000 International Business Machines Corp.       13,192,000
     215,000 (1)Lexmark International Group, Class A     17,845,000
     303,000 Lucent Technologies, Inc.                   22,137,938
     185,000 (1)Microsoft Corp.                          16,843,672
     205,000 (1)Sun Microsystems, Inc.                   27,111,250
                                                       ------------
             Total                                      178,663,672
                                                       ------------

  Shares or
  Principal
   Amount                                                            Value
 Common Stocks--continued
             Transportation--0.5%
      50,000 GATX Corp.                                           $  1,643,750
      40,000 Union Pacific Corp.                                     1,882,500
                                                                  ------------
             Total                                                   3,526,250
                                                                  ------------
             Utilities--3.9%
     230,000 Coastal Corp.                                           8,107,500
     112,500 DQE, Inc.                                               4,141,406
      57,442 Duke Energy Corp.                                       2,911,591
      60,000 Enron Corp.                                             2,283,750
     155,000 GPU, Inc.                                               4,960,000
      65,000 Southern Co.                                            1,519,375
     125,000 Williams Cos., Inc. (The)                               4,218,750
                                                                  ------------
             Total                                                  28,142,372
                                                                  ------------
             Total Common Stocks (identified cost $345,624,827)    696,104,640
                                                                  ------------
 U.S. Treasury Obligation--0.3%
 $ 2,000,000 (2)United States Treasury Bill, 12/16/1999
              (identified cost $1,996,142)                           1,996,142
                                                                  ------------
 Repurchase Agreement (3)--2.0%
  14,096,935 Goldman Sachs Group, LP, 5.60%, dated 11/30/1999,
             due 12/1/1999 (at amortized cost)                      14,096,935
                                                                  ------------
             Total Investments (identified cost $361,717,904)     $712,197,717
                                                                  ------------

(See Notes to Portfolios of Investments)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
               Wachovia Growth and Income Fund (Class A Shares)

Growth of $10,000 Invested in Wachovia Growth and Income Fund (Class A Shares)
  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Growth and Income Fund (Class A Shares) (the "Fund") from January 29, 1993 (start of performance) to November 30, 1999 compared to the Standard and Poor's 500 Index ( S&P 500).+


                             [Please see Appendix A7]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
               Wachovia Growth and Income Fund (Class Y Shares)

Growth of $10,000 Invested in Wachovia Growth and Income Fund (Class Y Shares)
  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Growth and Income Fund (Class Y Shares) (the "Fund") from March 29, 1998 (start of performance) to November 30, 1999 compared to the Standard and Poor's 500 Index ( S&P 500).+

                             [Please see Appendix A8]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

+ The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         Wachovia Growth & Income Fund
                            Portfolio of Investments

                               November 30, 1999

   Shares                                                           Value
-----------------------------------------------------------------------------
 Common Stocks--93.8%
             Basic Materials--3.6%
     121,127 Du Pont (E.I.) de Nemours & Co.                     $  7,199,486
      87,226 Weyerhaeuser Co.                                       5,342,593
                                                                 ------------
             Total                                                 12,542,079
                                                                 ------------
             Capital Goods--7.0%
      81,389 General Electric Co.                                  10,580,570
     177,824 Tyco International Ltd.                                7,124,074
     118,293 United Technologies Corp.                              6,683,555
                                                                 ------------
             Total                                                 24,388,199
                                                                 ------------
             Communication Services--6.3%
      50,820 AT&T Corp.                                             2,839,567
      75,000 Alltel Corp.                                           6,487,500
     130,281 (1)MCI Worldcom, Inc.                                 10,772,610
      57,417 (1)Qwest Communications International, Inc.            1,962,944
                                                                 ------------
             Total                                                 22,062,621
                                                                 ------------
             Consumer Cyclicals--7.1%
      64,046 (1)Federated Department Stores, Inc.                   3,014,165
      47,836 Gannett Co., Inc.                                      3,423,264
      33,157 General Motors Corp.                                   2,387,304
      57,960 Lowe's Cos., Inc.                                      2,887,132
     116,433 Marriott International, Inc., Class A                  3,791,350
      54,149 McGraw-Hill Cos., Inc.                                 3,069,571
      54,711 (1)Tommy Hilfiger Corp.                                1,347,258
      85,186 Wal-Mart Stores, Inc.                                  4,908,843
                                                                 ------------
             Total                                                 24,828,887
                                                                 ------------
             Consumer Staples--9.3%
      41,631 (1)AT&T Corp.--Liberty Media Group, Inc., Class A      1,740,696
      20,644 Anheuser-Busch Cos., Inc.                              1,544,429
      61,933 CBS Corp.                                              3,220,516
      18,032 CVS Corp.                                                715,645
      47,197 (1)Clear Channel Communications, Inc.                  3,793,459
     106,510 Colgate-Palmolive Co.                                  5,844,736
      44,176 Comcast Corp., Class A                                 1,996,203
     105,312 PepsiCo, Inc.                                          3,639,846
      70,834 Procter & Gamble Co.                                   7,650,072
      40,094 Time Warner, Inc.                                      2,473,299
                                                                 ------------
             Total                                                 32,618,901
                                                                 ------------

   Shares                                               Value
 Common Stocks--continued
             Energy--6.6%
     138,224 Exxon Mobil Corp.                       $ 10,962,891
     112,140 Royal Dutch Petroleum Co., ADR             6,504,120
      95,461 Schlumberger Ltd.                          5,733,626
                                                     ------------
             Total                                     23,200,637
                                                     ------------
             Finance--16.5%
      25,878 American Express Co.                       3,915,665
         242 American General Corp.                        17,742
      37,075 American International Group, Inc.         3,827,994
         883 Bank of America Corp.                         51,655
     124,000 Bank of New York Co., Inc.                 4,944,500
         831 Chase Manhattan Corp.                         64,195
     204,631 Citigroup, Inc.                           11,024,495
     185,714 Freddie Mac                                9,169,629
     155,000 Franklin Resources, Inc.                   4,872,812
         298 Marsh & McLennan Cos., Inc.                   23,430
      30,400 Merrill Lynch & Co., Inc.                  2,451,000
      84,709 Morgan Stanley, Dean Witter & Co.         10,218,023
      30,000 Progressive Corp.                          2,416,875
         680 SunTrust Banks, Inc.                          47,515
     100,000 Wells Fargo Co.                            4,650,000
                                                     ------------
             Total                                     57,695,530
                                                     ------------
             Healthcare--10.1%
     153,703 Abbott Laboratories                        5,840,714
      40,978 Bristol-Myers Squibb Co.                   2,993,955
      75,489 Johnson & Johnson                          7,831,984
     114,632 Merck & Co., Inc.                          8,998,612
     187,654 Schering Plough Corp.                      9,593,811
                                                     ------------
             Total                                     35,259,076
                                                     ------------
             Technology--25.6%
      49,098 (1)America Online, Inc.                    3,568,811
     135,589 (1)Cisco Systems, Inc.                    12,092,844
     100,670 (1)EMC Corp.                               8,412,237
     102,524 Intel Corp.                                7,862,309
      64,316 International Business Machines Corp.      6,628,568
      96,300 Lucent Technologies, Inc.                  7,035,919
     104,481 (1)Microsoft Corp.                         9,512,669
      38,105 Nokia Oyj, Class A, ADR                    5,265,635
     145,163 (1)Sun Microsystems, Inc.                 19,197,807
     101,744 Texas Instruments, Inc.                    9,773,783
                                                     ------------
             Total                                     89,350,582
                                                     ------------

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         Wachovia Growth & Income Fund

  Shares or
  Principal
   Amount                                                            Value
------------------------------------------------------------------------------
 Common Stocks--continued
             Utilities--1.7%
     117,752 Duke Energy Corp.                                    $  5,968,554
                                                                  ------------
             Total Common Stocks (identified cost $171,566,453)    327,915,066
                                                                  ------------
 U.S. Government Agency--2.9%
             Federal National Mortgage Association--2.9%
 $10,000,000 Discount Note, 12/10/1999 (identified cost
             $9,986,850)                                             9,986,300
                                                                  ------------

  Principal
   Amount                                                           Value
 U.S. Treasury Obligation--0.4%
 $ 1,500,000 (2)United States Treasury Bill, 12/16/1999
              (identified cost $1,497,106)                       $  1,498,140
                                                                 ------------
 (3) Repurchase Agreement--2.9%
  10,292,097 Goldman Sachs Group, LP, 5.60%, dated 11/30/1999,
             due 12/1/1999 (at amortized cost)                     10,292,097
                                                                 ------------
             Total Investments (identified cost $193,342,506)    $349,691,603
                                                                 ------------

(See Notes to Portfolios of Investments)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                  Wachovia Equity Index Fund (Class A Shares)

   Growth of $10,000 Invested in Wachovia Equity Index Fund (Class A Shares) The graph below illustrates the hypothetical investment of $10,000* in the
Wachovia Equity Index Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 1999 compared to the Standard and Poor's 500 Index (S&P 500).+


                             [Please see Appendix A9]

Past performance is no guarantee of future results. investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                  Wachovia Equity Index Fund (Class Y Shares)

   Growth of $10,000 Invested in Wachovia Equity Index Fund (Class Y Shares) The graph below illustrates the hypothetical investment of $10,000* in the
Wachovia Equity Index Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1999 compared to the Standard and Poor's 500 Index (S&P 500).+

                             [Please see Appendix A10]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

+ The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Equity Index Fund
                            Portfolio of Investments

                               November 30, 1999

   Shares                                                       Value
-------------------------------------------------------------------------
 Common Stocks--88.8%
             Basic Materials--2.5%
       9,722 Air Products & Chemicals, Inc.                  $    314,750
       9,562 Alcan Aluminum, Ltd.                                 325,108
      15,422 Alcoa, Inc.                                        1,010,141
       1,681 Armstrong World Industries, Inc.                      56,313
      16,579 Barrick Gold Corp.                                   298,422
       2,200 Bemis Co., Inc.                                       69,300
       5,460 (1)Bethlehem Steel Corp.                              34,125
       2,366 Boise Cascade Corp.                                   81,923
       4,015 Champion International Corp.                         222,582
       9,298 Dow Chemical Co.                                   1,089,028
      44,105 Du Pont (E.I.) de Nemours & Co.                    2,621,491
       3,329 Eastman Chemical Co.                                 129,415
       5,435 Ecolab, Inc.                                         188,187
       5,317 Engelhard Corp.                                       89,392
       1,390 (1)FMC Corp.                                          67,415
       6,954 Freeport-McMoRan Copper & Gold, Inc., Class B        109,960
       7,392 Georgia-Pacific Corp.                                294,294
       4,603 Goodrich (B.F.) Co.                                  103,855
       2,638 (1)Grace (W.R.) & Co.                                 35,943
       2,483 Great Lakes Chemical Corp.                            82,405
       4,225 Hercules, Inc.                                       100,344
      10,041 Homestake Mining Co.                                  82,838
       7,426 Inco Ltd.                                            136,453
       4,457 International Flavors & Fragrances, Inc.             164,073
      17,224 International Paper Co.                              898,877
       4,565 Louisiana-Pacific Corp.                               55,921
       4,316 Mead Corp.                                           154,027
      26,317 Monsanto Co.                                       1,110,248
       7,024 Newmont Mining Corp.                                 166,381
       3,679 Nucor Corp.                                          185,560
       7,443 PPG Industries, Inc.                                 435,881
       3,771 Phelps Dodge Corp.                                   196,092
      13,753 Placer Dome, Inc.                                    156,440
       1,219 Potlatch Corp.                                        49,293
       6,627 Praxair, Inc.                                        295,730
       2,708 Reynolds Metals Co.                                  169,419
       8,872 Rohm & Haas Co.                                      324,937
       4,227 Sigma-Aldrich Corp.                                  120,998
       2,336 Temple-Inland, Inc.                                  133,736
       3,711 USX-U.S. Steel Group, Inc.                            93,935
       5,582 Union Carbide Corp.                                  326,547
       4,250 Vulcan Materials Co.                                 171,063

   Shares                                              Value
 Common Stocks--continued
             Basic Materials--continued
       4,252 Westvaco Corp.                         $    128,357
       9,879 Weyerhaeuser Co.                            605,089
       4,661 Willamette Industries, Inc.                 192,849
       3,884 Worthington Industries, Inc.                 62,144
                                                    ------------
             Total                                    13,741,281
                                                    ------------
             Capital Goods--7.2%
      23,526 Allied-Signal, Inc.                       1,407,149
       7,650 (1)Allied Waste Industries, Inc.             62,156
       4,884 Avery Dennison Corp.                        289,987
       1,295 Ball Corp.                                   48,158
      40,942 Boeing Co.                                1,670,929
         977 Briggs & Stratton Corp.                      52,208
      15,067 Caterpillar, Inc.                           698,732
       4,346 Cooper Industries, Inc.                     186,606
       9,711 Corning, Inc.                               909,799
       2,883 Crane Co.                                    52,975
       5,139 Crown Cork & Seal Co., Inc.                 104,707
       5,618 Danaher Corp.                               275,984
       9,569 Deere & Co.                                 410,869
       8,922 Dover Corp.                                 386,992
       2,999 Eaton Corp.                                 232,235
      18,502 Emerson Electric Co.                      1,054,614
       8,523 General Dynamics Corp.                      439,467
     137,650 General Electric Co.                     17,894,500
       3,989 Grainger (W.W.), Inc.                       187,982
       5,290 Honeywell, Inc.                             592,149
      12,629 Illinois Tool Works, Inc.                   817,728
       6,907 Ingersoll-Rand Co.                          334,558
       4,360 ITT Industries, Inc.                        152,055
       3,557 Johnson Controls, Inc.                      193,856
      13,853 Laidlaw, Inc.                                84,850
      16,488 Lockheed Martin Corp.                       327,699
      18,250 Masco Corp.                                 460,812
       1,615 Milacron, Inc.                               23,518
       1,848 Millipore Corp.                              60,637
      16,859 Minnesota Mining & Manufacturing Co.      1,611,088
       6,500 Molex, Inc.                                 328,250
         344 NACCO Industries, Inc., Class A              16,663
       1,742 National Service Industries, Inc.            51,498
       2,891 Northrop Grumman Corp.                      162,438
       6,526 (1)Owens-Illinois, Inc.                     156,216
       7,147 (1)Pactiv Corp.                              73,257

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Equity Index Fund

   Shares                                                 Value
-------------------------------------------------------------------
 Common Stocks--continued
             Capital Goods--continued
       5,205 Pall Corp.                                $    121,992
       4,575 Parker-Hannifin Corp.                          215,311
      11,453 Pitney Bowes, Inc.                             549,028
       8,031 Rockwell International Corp.                   398,538
       3,504 (1)Sealed Air Corp.                            164,688
      11,286 (1)Solectron Corp.                             929,684
       6,206 Textron, Inc.                                  441,014
       6,672 (1)Thermo Electron Corp.                       100,080
       2,384 Thomas & Betts Corp.                            97,744
       2,609 Timken Co.                                      49,897
      71,334 Tyco International Ltd.                      2,857,818
      20,247 United Technologies Corp.                    1,143,956
      25,378 Waste Management, Inc.                         412,393
                                                       ------------
             Total                                       39,295,464
                                                       ------------
             Communication Services--8.5%
     134,282 AT&T Corp.                                   7,503,007
      11,978 Alltel Corp.                                 1,036,097
      65,207 Bell Atlantic Corp.                          4,128,418
      79,869 BellSouth Corp.                              3,688,949
       5,775 CenturyTel, Inc.                               265,650
      32,678 (1)Global Crossing Ltd.                      1,425,578
      40,991 GTE Corp.                                    2,992,343
      77,927 (1)MCI Worldcom, Inc.                        6,443,589
      25,494 (1)MediaOne Group, Inc.                      2,020,399
      15,076 (1)NEXTEL Communications, Inc., Class A      1,494,408
       6,320 (1)Qualcomm, Inc.                            2,289,815
     143,604 SBC Communications, Inc.                     7,458,433
      35,618 Sprint Corp.                                 2,470,999
      17,450 (1)Sprint Corp. (PCS Group)                  1,601,038
      21,109 U.S. West, Inc.                              1,310,077
                                                       ------------
             Total                                       46,128,800
                                                       ------------
             Consumer Cyclicals--8.0%
       2,976 American Greetings Corp., Class A               70,122
       6,416 (1)AutoZone, Inc.                              176,841
       5,880 (1)Bed Bath & Beyond, Inc.                     183,750
       8,560 (1)Best Buy Co., Inc.                          535,000
       3,691 Black & Decker Corp.                           165,634
       4,223 Block (H&R), Inc.                              181,589
      25,712 Carnival Corp.                               1,134,542
      33,835 (1)Cendant Corp.                               560,392
       2,496 Centex Corp.                                    59,280
       8,430 Circuit City Stores, Inc.                      408,855
       8,698 Clorox Co.                                     387,605
       4,599 (1)Consolidated Stores Corp.                    72,434

   Shares                                               Value
 Common Stocks--continued
             Consumer Cyclicals--continued
       3,184 Cooper Tire & Rubber Co.                $     47,760
       9,094 Costco Cos., Inc.                            833,806
       1,760 Cummins Engine Co., Inc.                      71,280
       6,954 Dana Corp.                                   192,974
      18,481 Dayton-Hudson Corp.                        1,304,066
      23,665 Delphi Automotive Systems Corp.              372,724
       3,379 Deluxe Corp.                                  88,488
       4,487 Dillards, Inc., Class A                       84,692
       9,203 Dollar General Corp.                         225,474
       5,705 Donnelley (R.R.) & Sons Co.                  136,920
       3,943 Dow Jones & Co.                              239,044
       7,020 Dun & Bradstreet Corp.                       189,540
       9,008 (1)Federated Department Stores, Inc.         423,939
       1,458 Fleetwood Enterprises, Inc.                   30,618
       3,183 Fluor Corp.                                  133,885
      50,829 Ford Motor Co.                             2,566,864
       1,710 Foster Wheeler Corp.                          17,421
      11,829 Gannett Co., Inc.                            846,513
      35,913 Gap (The), Inc.                            1,454,476
      27,043 General Motors Corp.                       1,947,096
       7,557 Genuine Parts Co.                            194,593
       6,548 Goodyear Tire & Rubber Co.                   220,995
       2,983 Harcourt General, Inc.                        98,812
       8,242 Hasbro, Inc.                                 177,718
      15,454 Hilton Hotels Corp.                          155,506
      62,459 Home Depot, Inc.                           4,938,165
      13,456 IMS Health, Inc.                             317,057
      11,676 Interpublic Group Cos., Inc.                 548,772
       1,484 Jostens, Inc.                                 27,268
      20,707 (1)K Mart Corp.                              205,776
       2,008 Kaufman & Broad Homes Corp.                   44,427
       3,296 Knight-Ridder, Inc.                          179,838
       6,645 (1)Kohl's Corp.                              479,686
       8,260 Leggett & Platt, Inc.                        177,074
       8,802 Limited, Inc.                                373,535
       2,713 Liz Claiborne, Inc.                          101,568
      14,808 Lowe's Cos., Inc.                            737,623
      10,557 Marriott International, Inc., Class A        343,762
      14,271 May Department Stores Co.                    479,862
       3,779 Maytag Corp.                                 180,211
       2,479 McDermott International, Inc.                 21,226
       8,266 McGraw-Hill Cos., Inc.                       468,579
       2,198 Meredith Corp.                                83,112
       2,816 (1)Navistar International Corp.              104,720
       7,211 New York Times Co., Class A                  277,173
      12,027 Nike, Inc., Class B                          553,242

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Equity Index Fund

   Shares                                               Value
-----------------------------------------------------------------
 Common Stocks--continued
             Consumer Cyclicals--continued
       5,857 Nordstrom, Inc.                         $    162,898
      15,600 (1)Office Depot, Inc.                        173,550
       7,536 Omnicom Group, Inc.                          664,110
       2,279 Owens Corning                                 35,894
       3,282 PACCAR, Inc.                                 134,972
      10,305 Paychex, Inc.                                411,556
      11,068 Penney (J.C.) Co., Inc.                      246,955
       2,280 Pep Boys-Manny Moe & Jack                     22,088
       1,813 Pulte Corp.                                   36,373
       2,371 (1)Reebok International Ltd.                  21,339
       1,518 Russell Corp.                                 19,829
      16,093 Sears, Roebuck & Co.                         550,179
      10,832 Service Corp. International                   81,917
       7,223 Sherwin-Williams Co.                         154,843
       2,473 Snap-On Inc.                                  74,808
         753 Springs Industries, Inc., Class A             30,120
       3,730 Stanley Works                                116,096
      19,241 (1)Staples, Inc.                             452,164
      13,533 TJX Cos., Inc.                               354,395
       5,030 TRW, Inc.                                    262,503
       8,316 Tandy Corp.                                  637,214
       3,343 Times Mirror Co., Class A                    215,832
      10,577 (1)Toys 'R' Us, Inc.                         185,098
       9,978 Tribune Co.                                  479,568
       2,420 Tupperware Corp.                              43,106
       5,038 V.F. Corp.                                   150,510
     186,872 Wal-Mart Stores, Inc.                     10,768,499
       2,825 (1)Wellpoint Health Networks, Inc.           162,614
       3,194 Whirlpool Corp.                              194,834
                                                     ------------
             Total                                     43,477,788
                                                     ------------
             Consumer Staples--10.0%
       2,315 Alberto-Culver Co., Class B                   60,913
      17,579 Albertsons, Inc.                             561,429
      20,076 Anheuser-Busch Cos., Inc.                  1,501,936
      25,694 Archer-Daniels-Midland Co.                   319,569
      11,035 Avon Products, Inc.                          402,088
      11,554 BestFoods                                    633,304
       2,885 Brown-Forman Corp., Class B                  180,853
       3,635 Brunswick Corp.                               79,288
      32,151 CBS Corp.                                  1,671,852
      16,381 CVS Corp.                                    650,121
      18,369 Campbell Soup Co.                            819,717
      13,868 (1)Clear Channel Communications, Inc.      1,114,640
      17,764 Coca Cola Enterprises, Inc.                  376,375
     103,552 Coca-Cola Co.                              6,970,344

   Shares                                                Value
 Common Stocks--continued
             Consumer Staples--continued
      24,600 Colgate-Palmolive Co.                    $  1,349,925
      31,012 Comcast Corp., Class A                      1,401,355
      20,555 ConAgra, Inc.                                 495,889
       1,537 Coors Adolph Co., Class B                      76,466
       5,838 Darden Restaurants, Inc.                      103,989
      86,459 Disney (Walt) Co.                           2,410,045
       9,261 Fort James Corp.                              266,254
       7,184 Fortune Brands, Inc.                          245,603
      12,848 General Mills, Inc.                           484,209
      46,599 Gillette Co.                                1,872,697
       1,608 Great Atlantic & Pacific Tea Co., Inc.         40,903
       5,304 (1)Harrah's Entertainment, Inc.               146,523
      15,209 Heinz (H.J.) Co.                              636,877
       6,013 Hershey Foods Corp.                           295,389
      17,026 Kellogg Co.                                   576,756
      22,313 Kimberly-Clark Corp.                        1,425,243
      34,506 (1)Kroger Co., Inc.                           735,409
       1,634 Longs Drug Stores Corp.                        41,054
      16,383 Mattel, Inc.                                  234,482
      56,840 McDonald's Corp.                            2,557,800
       8,212 (1)Mirage Resorts, Inc.                       105,216
      13,650 Nabisco Group Holdings Corp.                  157,828
      11,798 Newell Rubbermaid, Inc.                       387,122
      62,084 PepsiCo, Inc.                               2,145,778
     101,363 Philip Morris Cos., Inc.                    2,667,114
      55,736 Procter & Gamble Co.                        6,019,488
       5,724 Quaker Oats Co.                               373,491
      13,515 Ralston Purina Co.                            401,227
      10,858 Rite Aid Corp.                                 82,114
      20,874 (1)Safeway, Inc.                              769,729
      37,921 Sara Lee Corp.                                919,584
      16,559 Seagram Co. Ltd.                              721,351
       5,862 SUPERVALU, Inc.                               113,943
      14,034 SYSCO Corp.                                   534,169
      54,171 Time Warner, Inc.                           3,341,674
       6,407 (1)Tricon Global Restaurants, Inc.            265,891
       7,362 UST, Inc.                                     196,013
      24,009 Unilever NV, ADR                            1,306,990
      29,222 (1)Viacom, Inc., Class B                    1,453,795
      41,898 Walgreen Co.                                1,220,279
       5,228 Wendy's International, Inc.                   115,343
       6,239 Winn-Dixie Stores, Inc.                       163,384
       4,882 Wrigley (Wm.), Jr. Co.                        406,121
                                                      ------------
             Total                                      54,606,941
                                                      ------------

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Equity Index Fund

   Shares                                                 Value
-------------------------------------------------------------------
 Common Stocks--continued
             Energy--5.2%
       3,796 Amerada-Hess Corp.                        $    219,931
       4,605 Anadarko Petroleum Corp.                       138,726
       4,106 Apache Corp.                                   147,046
       3,212 Ashland, Inc.                                  108,405
      13,493 Atlantic Richfield Co.                       1,300,388
      13,734 Baker Hughes, Inc.                             346,784
       9,185 Burlington Resources, Inc.                     308,846
      27,407 Chevron Corp.                                2,427,232
      26,321 Conoco, Inc., Class B                          689,281
     102,129 Exxon Corp.                                  8,100,106
      18,469 Halliburton Co.                                714,519
       2,113 Helmerich & Payne, Inc.                         47,807
       3,627 Kerr-McGee Corp.                               207,646
      32,759 Mobil Corp.                                  3,417,173
      14,531 Occidental Petroleum Corp.                     318,774
      10,696 Phillips Petroleum Co.                         511,403
       3,522 (1)Rowan Cos., Inc.                             60,314
      90,076 Royal Dutch Petroleum Co., ADR               5,224,408
      22,932 Schlumberger Ltd.                            1,377,353
      10,082 Sempra Energy                                  186,517
       3,929 Sunoco, Inc.                                   100,435
      22,454 Texaco, Inc.                                 1,368,291
      10,544 Union Pacific Resources Group, Inc.            137,731
      10,139 Unocal Corp.                                   336,488
      12,921 USX Corp.                                      341,599
                                                       ------------
             Total                                       28,137,203
                                                       ------------
             Finance--12.9%
      10,716 AON Corp.                                      382,427
       6,275 Aetna, Inc.                                    342,772
      10,850 AFLAC, Inc.                                    519,444
      34,016 Allstate Corp.                                 890,794
      18,991 American Express Co.                         2,873,576
      10,588 American General Corp.                         776,233
      64,941 American International Group, Inc.           6,705,158
      16,610 AmSouth Bancorporation                         374,763
      30,356 Associates First Capital Corp., Class A      1,009,337
      13,057 BB&T Corp.                                     419,456
      50,040 Bank One Corp.                               1,763,910
      73,150 Bank of America Corp.                        4,279,275
      31,953 Bank of New York Co., Inc.                   1,274,126
       4,793 Bear Stearns Cos., Inc.                        195,625
       7,804 CIGNA Corp.                                    641,879
       8,265 Capital One Financial Corp.                    384,839

   Shares                                                 Value
 Common Stocks--continued
             Finance--continued
      35,529 Chase Manhattan Corp.                     $  2,744,615
       7,445 Chubb Corp.                                    398,773
       7,014 Cincinnati Financial Corp.                     234,969
     142,108 Citigroup, Inc.                              7,656,069
       6,534 Comerica, Inc.                                 346,302
      13,609 Conseco, Inc.                                  275,582
       4,699 Countrywide Credit Industries, Inc.            132,159
      43,107 Fannie Mae                                   2,872,004
      29,416 Freddie Mac                                  1,452,415
      12,496 Fifth Third Bancorp                            874,720
      40,709 First Union Corp.                            1,574,929
      41,437 Firstar Corp.                                1,077,362
      38,532 Fleet Boston Financial Corp.                 1,456,991
      10,629 Franklin Resources, Inc.                       334,149
       2,391 Golden West Financial Corp.                    241,342
       9,356 Hartford Financial Services Group, Inc.        436,808
      20,281 Household International, Inc.                  802,367
       9,752 Huntington Bancshares, Inc.                    270,008
       7,344 J.P. Morgan & Co., Inc.                        965,736
       4,452 Jefferson-Pilot Corp.                          302,179
      18,671 KeyCorp                                        504,117
       5,322 Lehman Brothers Holdings, Inc.                 406,468
       8,488 Lincoln National Corp.                         353,843
       4,776 Loews Corp.                                    305,664
       4,173 MBIA, Inc.                                     208,650
      33,681 MBNA Corp.                                     850,445
       4,600 MGIC Investment Corp.                          259,900
      11,259 Marsh & McLennan Cos., Inc.                    885,239
      21,940 Mellon Bank Corp.                              799,439
      15,350 Merrill Lynch & Co., Inc.                    1,237,594
      23,816 Morgan Stanley, Dean Witter & Co.            2,872,805
      26,888 National City Corp.                            670,519
       4,665 Northern Trust Corp.                           451,630
       6,000 PaineWebber Group, Inc.                        235,125
      12,639 PNC Bank Corp.                                 704,624
       4,400 Price (T. Rowe) Associates                     158,400
       3,045 Progressive Corp.                              245,313
       5,948 Providian Financial Corp.                      470,636
       9,290 Regions Financial Corp.                        254,894
       4,506 Republic New York Corp.                        318,518
       5,724 SAFECO Corp.                                   135,587
       6,961 SLM Holding Corp.                              345,005
      34,584 Schwab (Charles) Corp.                       1,312,031
       6,730 SouthTrust Corp.                               261,208

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Equity Index Fund

   Shares                                          Value
------------------------------------------------------------
 Common Stocks--continued
             Finance--continued
       9,452 St. Paul Cos., Inc.                $    285,332
       6,742 State Street Corp.                      495,116
       7,293 Summit Bancorp                          237,934
      13,350 SunTrust Banks, Inc.                    932,831
      11,679 Synovus Financial Corp.                 233,580
       5,442 Torchmark Corp.                         172,784
      30,485 U.S. Bancorp, Inc.                    1,042,206
       9,960 UNUM Corp.                              324,323
       5,716 Union Planters Corp.                    243,645
       8,517 Wachovia Corp.                          659,535
      24,921 Washington Mutual, Inc.                 722,709
      69,182 Wells Fargo Co.                       3,216,963
                                                ------------
             Total                                70,097,705
                                                ------------
             Health Care--9.5%
      63,751 Abbott Laboratories                   2,422,538
       2,772 Allergan, Inc.                          272,695
       3,660 (1)Alza Corp.                           158,066
      54,916 American Home Products Corp.          2,855,632
      42,764 (1)Amgen, Inc.                        1,948,435
       2,252 Bard (C.R.), Inc.                       122,312
       2,356 Bausch & Lomb, Inc.                     129,138
      12,014 Baxter International, Inc.              811,696
      10,385 Becton, Dickinson & Co.                 282,991
       4,713 Biomet, Inc.                            149,343
      16,505 (1)Boston Scientific Corp.              348,668
      83,474 Bristol-Myers Squibb Co.              6,098,819
      11,212 Cardinal Health, Inc.                   586,528
      23,926 Columbia/HCA Healthcare Corp.           651,983
      12,656 Guidant Corp.                           632,800
      17,321 (1)HEALTHSOUTH, Corp.                    98,513
       7,031 (1)Humana, Inc.                          49,217
      56,486 Johnson & Johnson                     5,860,422
      46,195 Lilly (Eli) & Co.                     3,314,491
       2,997 Mallinckrodt, Inc.                       99,650
       4,656 (1)Manor Care, Inc.                      93,411
      11,400 McKesson HBOC, Inc.                     266,475
      49,078 Medtronic, Inc.                       1,907,907
      99,156 Merck & Co., Inc.                     7,783,746
       4,184 PE Corp.-PE Biosystems Group            341,519
     163,548 Pfizer, Inc.                          5,918,393
      21,342 Pharmacia & Upjohn, Inc.              1,167,141
       4,840 (1)Quintiles Transnational Corp.        106,783
      61,734 Schering Plough Corp.                 3,156,151
       3,535 (1)St. Jude Medical, Inc.                93,898
      13,007 (1)Tenet Healthcare Corp.               290,219
       7,373 United Healthcare Corp.                 382,935

   Shares                                                 Value
 Common Stocks--continued
             Health Care--continued
      35,875 Warner-Lambert Co.                        $  3,217,539
         412 (1)Water Pik Technologies, Inc.                  3,039
       4,060 (1)Watson Pharmaceuticals, Inc.                150,981
                                                       ------------
             Total                                       51,774,074
                                                       ------------
             Technology--22.2%
      15,064 (1)3Com Corp.                                  599,736
       5,500 (1)ADC Telecommunications, Inc.                293,219
       5,520 Adobe System, Inc.                             379,155
       4,330 (1)Adaptec, Inc.                               233,279
       6,082 (1)Advanced Micro Devices, Inc.                171,817
       4,121 Allegheny Technologies Inc.                    103,785
      92,940 (1)America Online, Inc.                      6,755,576
       7,500 (1)Analog Devices, Inc.                        430,781
       3,617 (1)Andrew Corp.                                 50,412
       6,631 (1)Apple Computer, Inc.                        649,009
      15,524 (1)Applied Materials, Inc.                   1,512,620
       1,948 Autodesk, Inc.                                  57,101
      25,781 Automatic Data Processing, Inc.              1,272,937
       9,054 (1)BMC Software, Inc.                          659,244
       7,319 (1)Cabletron Systems, Inc.                     167,880
       6,010 (1)Ceridian Corp.                              129,966
     136,682 (1)Cisco Systems, Inc.                      12,190,326
       3,720 (1)Citrix Systems, Inc.                        352,935
      71,462 Compaq Computer Corp.                        1,746,353
      22,611 Computer Associates International, Inc.      1,469,715
       6,657 (1)Computer Sciences Corp.                     434,369
      15,438 (1)Compuware Corp.                             521,997
       2,930 (1)Comverse Technology, Inc.                   354,164
     106,542 (1)Dell Computer Corp.                       4,581,306
      43,261 (1)EMC Corp.                                 3,614,997
      13,608 Eastman Kodak Co.                              841,995
      20,699 Electronic Data Systems Corp.                1,331,204
       6,194 Equifax, Inc.                                  153,301
      18,144 First Data Corp.                               784,728
      13,130 (1)Gateway 2000, Inc.                        1,002,804
       7,482 (1)General Instrument Corp.                    490,071
      42,766 Hewlett-Packard Co.                          4,057,424
       5,694 Ikon Office Solutions, Inc.                     38,079
     139,142 Intel Corp.                                 10,670,452
      76,220 International Business Machines Corp.        7,855,424
       3,672 (1)KLA-Tencor Corp.                            310,513
       5,934 (1)LSI Logic Corp.                             358,636
       5,400 (1)Lexmark International Group, Class A        448,200

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Equity Index Fund

   Shares                                               Value
-----------------------------------------------------------------
 Common Stocks--continued
             Technology--continued
     127,684 Lucent Technologies, Inc.               $  9,328,912
      10,769 Micron Technology, Inc.                      722,869
     214,174 (1)Microsoft Corp.                        19,499,873
      25,212 Motorola, Inc.                             2,880,471
       6,980 (1)National Semiconductor Corp.              296,650
       3,000 (1)Network Appliance, Inc.                   353,062
      55,588 Nortel Networks Corp.                      4,113,512
      13,990 (1)Novell, Inc.                              273,679
      60,440 (1)Oracle Corp.                            4,098,588
      11,035 (1)Parametric Technology Corp.               250,357
      10,238 (1)PeopleSoft, Inc.                          192,602
       1,878 PerkinElmer, Inc.                             77,233
       1,842 Polaroid Corp.                                35,459
      14,155 Raytheon Co., Class B                        434,382
       3,148 Scientific-Atlanta, Inc.                     183,568
       8,742 (1)Seagate Technology, Inc.                  323,454
       1,117 Shared Medical Systems Corp.                  48,869
       7,874 (1)Silicon Graphics, Inc.                     74,311
      31,974 (1)Sun Microsystems, Inc.                  4,228,562
       1,988 Tektronix, Inc.                               67,592
       7,150 (1)Teradyne, Inc.                            311,472
       1,177 (1)Teledyne Technologies Inc.                 10,372
      16,320 (1)Tellabs, Inc.                           1,058,760
      32,758 Texas Instruments, Inc.                    3,146,815
      11,570 (1)Unisys Corp.                              332,638
      28,000 Xerox Corp.                                  757,750
       6,700 (1)Xilinx, Inc.                              599,650
                                                     ------------
             Total                                    120,776,972
                                                     ------------
             Transportation--0.7%
       6,290 (1)AMR Corp.                                 382,904
      19,705 Burlington Northern Santa Fe                 571,445
       9,169 CSX Corp.                                    326,073
       5,998 Delta Air Lines, Inc.                        295,402
      12,396 (1)FDX Corp.                                 522,956
       4,920 Kansas City Southern Industries, Inc.        293,047
      15,929 Norfolk Southern Corp.                       340,482
       2,701 Ryder Systems, Inc.                           60,941
      21,193 Southwest Airlines Co.                       345,711
       3,222 (1)US Airways Group, Inc.                     90,015
      10,392 Union Pacific Corp.                          489,074
                                                     ------------
             Total                                      3,718,050
                                                     ------------

   Shares                                                            Value
 Common Stocks--continued
             Utilities--2.1%
       8,574 (1)AES Corp.                                         $    496,756
       5,764 Ameren Corp.                                              199,578
       8,038 American Electric Power Co., Inc.                         252,192
       6,657 Carolina Power & Light Co.                                200,542
       8,931 Central & South West Corp.                                178,620
       6,662 Cinergy Corp.                                             168,632
       4,300 CMS Energy Corp.                                          142,975
       8,934 Coastal Corp.                                             314,924
       3,505 Columbia Energy Group                                     219,939
       9,345 Consolidated Edison Co.                                   322,402
       6,269 Constellation Energy Group                                184,544
       4,026 Consolidated Natural Gas Co.                              258,167
       6,094 DTE Energy Co.                                            201,483
       8,207 Dominion Resources, Inc.                                  372,393
      15,205 Duke Energy Corp.                                         770,703
         945 Eastern Enterprises                                        53,629
      14,816 Edison International                                      392,624
       9,622 El Paso Energy Corp.                                      370,447
      29,386 Enron Corp.                                             1,118,505
      10,359 Entergy Corp.                                             285,520
       4,100 Florida Progress Corp.                                    175,275
       7,598 FPL Group, Inc.                                           332,413
       9,959 FirstEnergy Corp.                                         232,169
       5,375 GPU, Inc.                                                 172,000
       4,802 New Century Energies, Inc.                                150,963
       7,871 Niagara Mohawk Holdings, Inc.                             118,065
       2,001 NICOR, Inc.                                                69,410
       6,409 Northern States Power Co.                                 130,984
       1,324 ONEOK, Inc.                                                35,665
      16,068 P G & E Corp.                                             359,522
       6,804 P P & L Resources, Inc.                                   156,917
       8,042 PECO Energy Co.                                           264,883
       1,487 Peoples Energy Corp.                                       54,647
       3,570 Pinnacle West Capital Corp.                               118,479
       9,187 Public Service Enterprises Group, Inc.                    321,545
      12,400 Reliant Energy, Inc.                                      307,675
      29,289 Southern Co.                                              684,630
      11,860 Texas Utilities Co.                                       424,736
       6,400 Tosco Corp.                                               173,200
       9,123 Unicom Corp.                                              291,366
      17,969 Williams Cos., Inc. (The)                                 606,454
                                                                  ------------
             Total                                                  11,685,573
                                                                  ------------
             Total Common Stocks (identified cost $219,457,860)    483,439,851
                                                                  ------------

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Equity Index Fund

  Principal
   Amount                                                            Value
------------------------------------------------------------------------------
 U.S. Government Agency--3.7%
 $20,000,000 (2)Federal National Mortgage Association, Discount
              Bond, 12/10/1999 (identified cost $19,973,701)      $ 19,972,600
                                                                  ------------
 U.S. Treasury Obligation--0.8%
   4,400,000 (2)United States Treasury Bill, 12/16/1999
              (identified cost $4,391,520)                           4,394,544
                                                                  ------------

  Principal
   Amount                                                           Value
 (3) Repurchase Agreement--6.9%
 $37,901,020 Goldman Sachs Group, LP, 5.60%, dated 11/30/1999,
             due 12/1/1999 (at amortized cost)                   $ 37,901,020
                                                                 ------------
             Total Investments (identified cost $281,724,101)    $545,708,015
                                                                 ------------

(See Notes to Portfolios of Investments)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                 Wachovia Special Values Fund (Class A Shares)

  Growth of $10,000 Invested in Wachovia Special Values Fund (Class A Shares) The graph below illustrates the hypothetical investment of $10,000* in the
Wachovia Special Values Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 1999 compared to the Russell 2000 Small Stock Index (Russell 2000 Index).+

                             [Please see Appendix A11]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Index has been adjusted to reflect the reinvestment of dividends on securities in the index.

** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

+ The Russell 2000 Index is an unmanaged capitalization-weighted index consisting of 2,000 small capitalization common stocks. The Russell 2000 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                 Wachovia Special Values Fund (Class B Shares)

  Growth of $10,000 Invested in Wachovia Special Values Fund (Class B Shares) The graph below illustrates the hypothetical investment of $10,000* in the
Wachovia Special Values Fund (Class B Shares) (the "Fund") from March 26, 1999 (start of performance) to November 30, 1999 compared to the Russell 2000 Small Stock Index (Russell 2000 Index).+

                             [Please see Appendix A12]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects the maximum 5.0% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Index has been adjusted to reflect the reinvestment of dividends on securities in the index.

** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

+ The Russell 2000 Index is an unmanaged capitalization-weighted index consisting of 2,000 small capitalization common stocks. The Russell 2000 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                 Wachovia Special Values Fund (Class Y Shares)

  Growth of $10,000 Invested in Wachovia Special Values Fund (Class Y Shares) The graph below illustrates the hypothetical investment of $10,000* in the
Wachovia Special Values Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1999 compared to the Russell 2000 Small Stock Index (Russell 2000 Index).+

                             [Please see Appendix A13]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Index has been adjusted to reflect the reinvestment of dividends on securities in the index.

+ The Russell 2000 Index is an unmanaged capitalization-weighted index consisting of 2,000 small capitalization common stocks. The Russell 2000 Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.
   Investments cannot be made in an index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          Wachovia Special Values Fund
                            Portfolio of Investments

                               November 30, 1999


 Shares    Value
----------------



Common Stocks--78.6%
             Basic Materials--11.1%
     90,000  (1)American Pacific Corp.          $    658,125
     30,400  Barrick Gold Corp.                      547,200
     17,500  (1)Bush Boake Allen, Inc.               439,687
     59,600  (1)Chase Industries, Inc.               525,225
     79,300  Cleveland Cliffs, Inc.                2,319,525
     73,300  Deltic Timber Corp.                   1,887,475
     55,500  Greif Brothers Corp., Class A         1,637,250
     64,400  Lafarge Corp.                         1,738,800
     14,900  NCH Corp.                               694,713
    108,650  Roanoke Electric Corp.                1,765,563
     88,000  Rock-Tenn Co.                         1,364,000
     48,900  Southdown, Inc.                       2,258,569
     33,900  Texas Industries, Inc.                1,228,875
     92,000  Universal Corp.                       2,363,250
                                                ------------
             Total                                19,428,257
                                                ------------
             Capital Goods--10.0%
    119,600  Amcast Industrial Corp.               1,674,400
    104,600  Ampco-Pittsburgh Corp.                1,287,887
     28,000  (1)BFC Construction Corp.               252,000
     90,050  Butler Manufacturing Co.              1,930,447
     85,900  (1)EMCOR Group, Inc.                  1,503,250
     10,500  Franklin Electronics, Inc.              752,062
     99,300  Granite Construction, Inc.            1,886,700
     31,000  (1)Harding Lawson Associates Group      232,500
     28,500  Millipore Corp.                         935,156
    127,400  (1)Morrison Knudsen Corp.             1,106,788
     96,450  Smith (A.O.) Corp.                    2,121,900
     14,000  Smith Investment Co.                    861,000
    159,558  (1)Supreme Industries, Inc.           1,196,685
     95,000  (1)Todd Shipyards Corp.                 831,250
     29,800  Twin Disc, Inc.                         415,338
     16,170  Westinghouse Air Brake, Co.             293,081
     39,800  World Fuel Services Corp.               318,400
                                                ------------
             Total                                17,598,844
                                                ------------
             Consumer Cyclicals--10.1%
     15,800  Allen Organ Co., Class B                601,387
    192,700  (1)Barnett, Inc.                      1,692,147
     81,500  Boston Acoustics, Inc.                1,181,750
     63,000  (1)Buckhead America Corp.               374,062
      6,000  Capital Southwest Corp.                 417,000
     62,300  Cavalier Homes, Inc.                    268,669
     33,100  (1)Coastcast Corp.                      430,300

   Shares                                                Value
 Common Stocks--continued

             Consumer Cyclicals--continued
      34,850 Cordiant Communications Group PLC, ADR    $    694,822
      12,900 Enesco Group, Inc.                             157,219
       4,200 Grey Advertising, Inc.                       1,454,775
      32,750 (1)GTECH Holdings Corp.                        687,750
     106,300 GP Strategies Corp.                            837,112
     210,550 Intermet Corp.                               2,131,819
     137,000 Johns Manville Corp.                         1,566,937
     145,000 (1)Oneita Industries, Inc.                         290
     126,400 (1)Racing Champions Corp.                      628,050
      44,800 Raven Industries, Inc.                         638,400
      27,600 Russell Corp.                                  360,525
     136,200 (1)SPR, Inc.                                   612,900
      56,700 Skyline Corp.                                1,406,869
      32,700 (1)Sport-Haley, Inc.                           128,756
     119,500 Velcro Industries NV                         1,568,438
                                                       ------------
             Total                                       17,839,977
                                                       ------------
             Consumer Staples--7.0%
      99,000 (1)800-JR Cigar, Inc.                          822,937
      98,100 (1)Alltrista Corp.                           2,109,150
      33,300 (1)Ascent Entertainment Group, Inc.            403,762
      39,247 (1)Chris Craft Industries, Inc.              2,722,761
      23,400 (1)Craig Corp.                                 140,400
      13,000 (1)Emmis Communications, Corp., Class A      1,053,000
      30,000 (1)GC Cos., Inc.                               845,625
      42,000 (1)Lone Star Steakhouse & Saloon, Inc.         316,969
     217,450 (1)M & F Worldwide Corp.                     1,195,975
      33,800 National Presto Industries, Inc.             1,191,450
     231,400 (1)Omega Protein Corp.                         607,425
      55,300 (1)On Command Corp.                            832,956
                                                       ------------
             Total                                       12,242,410
                                                       ------------
             Energy--3.6%
      26,400 (1)Atwood Oceanics, Inc.                       887,700
      73,200 Berry Petroleum Co., Class A                 1,015,650
      68,328 (1)Forest Oil Corp.                            781,501
      77,000 (1)Global Marine, Inc.                       1,179,062

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          Wachovia Special Values Fund

   Shares                                                   Value
----------------------------------------------------------------------
 Common Stocks--continued

             Energy--continued
     243,150 (1)Kaneb Services, Inc.                      $  1,063,781
     171,020 (1)(4)Santa Fe Snyder Corp.                     1,368,160
                                                          ------------
             Total                                           6,295,854
                                                          ------------
             Finance--21.6%
      93,900 Aegis Realty, Inc.                                874,444
      57,500 Argonaut Group, Inc.                            1,329,687
      76,400 CNA Surety Corp.                                  849,950
      29,000 Cameron Financial Corp.                           366,125
      55,800 Capital Re Corp.                                  767,250
     141,600 Charter Municipal Mortgage Acceptance Co.       1,708,050
     200,100 (1)Danielson Holding Corp.                      1,000,500
      11,900 Duff & Phelps Credit Rating                       947,537
      47,100 Eaton Vance Corp.                               1,692,656
      71,400 Enhance Financial Services Group, Inc.          1,222,725
      46,994 Equity Residential
             Properties Trust                                1,888,571
      50,879 Financial Security Assurance Holdings Ltd.      2,687,047
     137,800 First Union Real Estate Equity & Mortgage
             Investments                                       706,225
      88,550 Forest City Enterprises, Inc., Class A          2,197,147
     202,500 (1)Healthcare Recoveries, Inc.                    658,125
      58,631 (1)HomeFed Corp.                                   28,143
     122,500 IPC Holdings Ltd.                               2,227,969
      66,000 John Nuveen & Co., Inc., Class A                2,466,750
     127,000 LaSalle Re Holdings Ltd.                        1,524,000
      83,500 Leucadia National Corp.                         1,821,344
      20,300 Liberty Corp.                                     928,725
     101,800 Liberty Financial Cos., Inc.                    2,392,300
     157,000 Meditrust Cos.                                  1,030,313
      50,500 Merchants Group, Inc.                           1,148,875
      83,000 (1)Standard Management Corp.                      503,188
     116,400 Stewart Information
             Services Corp.                                  1,571,400
      55,000 Unico American Corp.                              378,125
      43,200 Virginia Capital
             Bancshares, Inc.                                  702,000
      20,100 White Mountain Insurance Group, Inc.            2,371,800
                                                          ------------
             Total                                          37,990,971
                                                          ------------

   Shares                                                           Value
 Common Stocks--continued

             Healthcare--2.4%
      82,700 (1)America Service Group, Inc.                       $  1,147,463
      10,000 (1)Astrosystems, Inc.                                      28,750
      60,600 (1)Hanger Orthopedic
              Group, Inc.                                              621,150
      20,850 (1)Healthcare Services
              Group, Inc.                                              166,800
       3,500 Mine Safety Appliances Co.                                222,250
      94,067 (1)Per-Se Technologies, Inc.                              711,379
      98,500 (1)Sunrise Medical, Inc.                                  591,000
      92,950 (1)Thermotrex Corp.                                       755,219
                                                                  ------------
             Total                                                   4,244,011
                                                                  ------------
             Technology--9.9%
      32,250 (1)4Front Software,
              International, Inc.                                      685,312
      51,260 (1)Anacomp, Inc.                                          925,884
      13,000 (1)Cypress Semiconductor Corp.                            354,250
     121,500 (1)ESCO Electronics Corp.                               1,177,031
      53,400 (1)Eagle Point Software Corp.                             287,025
      52,700 (1)Electroglas, Inc.                                    1,500,303
      22,000 (1)Exar Corp.                                           1,069,750
      39,300 (1)Kulicke & Soffa Industries, Inc.                     1,402,519
      36,700 Moore Products Co.                                      1,236,331
      64,200 Nam Tai Electronics, Inc.                                 818,550
      28,500 (1)National Semiconductor Corp.                         1,211,250
      13,800 (1)Novell, Inc.                                           269,963
      62,000 (1)Parametric Technology Corp.                          1,406,625
      50,449 (1)Phoenix Technology, Ltd.                               725,204
      50,000 (1)Remedy Corp.                                         1,743,750
      70,000 (1)Silicon Valley Group, Inc.                           1,001,875
     132,100 United Industrial Corp.                                 1,147,619
      16,300 (1)Vertex Communications Corp.                            346,375
                                                                  ------------
             Total                                                  17,309,616
                                                                  ------------
             Transportation--1.5%
      52,500 (1)A.C.L.N. Ltd.                                          958,125
     121,800 (1)Consolidated Freightways Corp.                       1,111,425
      31,500 (1)Kirby Corp.                                            578,813
                                                                  ------------
             Total                                                   2,648,363
                                                                  ------------
             Utilities--1.4%
     124,600 UGI Corp.                                               2,437,488
                                                                  ------------
             Total Common Stocks (identified cost $132,199,706)    138,035,791
                                                                  ------------

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          Wachovia Special Values Fund

  Shares or
  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------

 Preferred Stocks--0.9%
             Consumer Staples--0.5%
     151,300 (1)Craig Corp., Pfd., Class A                         $    869,975
                                                                   ------------
             Finance--0.4%
      52,000 Price Enterprises, Inc., Cumulative Pfd., Series A,
             $1.40                                                      754,000
                                                                   ------------
             Total Preferred Stocks
             (identified cost $1,544,693)                             1,623,975
                                                                   ------------
 Corporate Bond--0.3%
             Healthcare--0.3%
 $   600,000 Medaphis Corp., Company Guarantee, Series B, 9.50%,
             2/15/2005 (identified cost $432,000)                       444,000
                                                                   ------------

  Principal
   Amount
  or Shares                                                           Value

 U.S. Treasury Obligations--0.3%
 $   600,000 United States Treasury Bill, 12/16/1999 (identified
             cost $598,843)                                        $    599,256
                                                                   ------------
 Closed-End Investment Company--0.4%
     138,400 (1)Royce FocusTrust, Inc. (identified cost
              $643,560)                                                 666,050
                                                                   ------------
 (3) Repurchase Agreement--19.5%
 $34,226,952 Goldman Sachs Group, LP, 5.60%, dated 11/30/1999,
             due 12/1/1999 (at amortized cost)                       34,226,952
                                                                   ------------
             Total Investments
             (identified cost $169,645,754)                        $175,596,024
                                                                   ------------

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                Wachovia Emerging Markets Fund (Class A Shares)

 Growth of $10,000 Invested in Wachovia Emerging Markets Fund (Class A Shares)
  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Emerging Markets Fund (Class A Shares) (the "Fund") from December 23, 1994 (start of performance) to November 30, 1999 compared to the International Finance Corporation Investable Index (Total Return Series) (IFCI).+

                             [Please see Appendix A14]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The IFCI has been adjusted to reflect the reinvestment of dividends on securities in the index.

** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

+ The IFCI is an unmanaged market capitalization-weighted index of over 1,000 securities in 26 emerging market countries. The IFCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                Wachovia Emerging Markets Fund (Class Y Shares)

 Growth of $10,000 Invested in Wachovia Emerging Markets Fund (Class Y Shares)
  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Emerging Markets Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1999 compared to the International Finance Corporation Investable Index (Total Return Series) (IFCI).+

                             [Please see Appendix A15]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The IFCI has been adjusted to reflect the reinvestment of dividends on securities in the index.

+ The IFCI is an unmanaged market capitalization-weighted index of over 1,000 securities in 26 emerging market countries. The IFCI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         Wachovia Emerging Markets Fund
                            Portfolio of Investments

                               November 30, 1999

   Shares                                                            Value
------------------------------------------------------------------------------
 Common Stocks--85.4%
             Argentina--1.8%
      34,680 Banco de Galicia y Buenos Aires SA de CV, Class B,
             ADR                                                  $    708,772
     120,000 Compania Naviera Perez Companc SA, Class B                637,296
      25,000 Quilmes Industrial SA, ADR                                290,625
     150,000 Siderca SA, Class A                                       298,545
      50,000 Telecom Argentina SA, ADR                               1,468,750
                                                                  ------------
             Total                                                   3,403,988
                                                                  ------------
             Brazil--6.3%
      35,000 Aracruz Cellulose, ADR                                    713,125
      15,000 Companhia Brasileira de Distribuicao Groupo Pao de
             Acucar, ADR                                               400,312
      60,000 Companhia Cervajaria Brahma, ADR                          780,000
      57,000 Companhia Vale Do Rio Doce                              1,101,743
     120,000 (1)Embratel Participacoes SA, ADR                       2,235,000
      23,000 (1)Tele Centro Sul Participacoes SA, ADR                1,569,750
     140,000 Tele Norte Leste Participacoes SA, ADR                  2,493,750
      29,000 (1)Telesp Celular Participacoes SA, ADR                   831,938
      90,000 Unibanco-Uniao de Bancos Brasileiros SA, GDR            2,120,625
                                                                  ------------
             Total                                                  12,246,243
                                                                  ------------
             Chile--2.0%
      30,000 Banco de A. Edwards, ADR                                  468,750
      25,800 Compania Cervecerias Unidas SA, ADR                       722,400
      47,000 Compania Telecomunicacion de Chile, ADR                   863,625
      10,000 Cristalerias de Chile, ADR                                130,625
      25,000 (1)Distribucion y Servicio D&S SA, ADR                    443,750
      48,542 Gener SA, ADR                                             749,367
      30,000 (1)Quinenco SA, ADR                                       266,250
      10,578 Sociedad Quimica Y Minera de Chile, ADR                   300,812
                                                                  ------------
             Total                                                   3,945,579
                                                                  ------------

   Shares                                                     Value
 Common Stocks--continued
             Croatia--0.7%
      90,000 (1)(5)Pliva D.D., GDR                         $  1,076,193
      33,250 (1)(5)Zagrebacka Banka, GDR                        308,394
                                                           ------------
             Total                                            1,384,587
                                                           ------------
             Czech Republic--1.2%
      24,100 (1)(5)Ceske Radiokomunikace, GDR                   731,257
     115,710 Ceska Sporitelna AS                                553,630
      50,000 (1)SPT Telecom AS                                  714,625
     250,000 (1)Unipetrol                                       352,427
                                                           ------------
             Total                                            2,351,939
                                                           ------------
             Egypt--1.0%
      64,000 (1)Al-Ahram Beverages Co., GDR                   1,027,200
      50,000 (1)Commercial International Bank Egypt, GDR        615,000
      20,000 Suez Cement Co., Class S, GDR                      323,000
                                                           ------------
             Total                                            1,965,200
                                                           ------------
             Greece--4.1%
       9,124 Alpha Credit Bank SA                               732,930
      13,875 Commercial Bank of Greece                        1,020,987
      22,976 Goody's SA                                         697,406
      27,500 Hellenic Bottling Co., SA                          657,663
      40,000 (1)Hellenic Petroleum SA                           596,036
       7,800 Hellenic Technodomiki SA                           308,504
      57,188 Hellenic Telecommunication Organization SA       1,225,626
       8,881 National Bank of Greece SA                         634,172
      25,000 (1)STET Hellas Telecommunications SA, ADR          493,750
      16,730 Sarantis SA                                        646,312
       8,700 Titan Cement Co. SA                              1,024,298
                                                           ------------
             Total                                            8,037,684
                                                           ------------
             Hong Kong--7.6%
     500,000 Amoy Properties Ltd.                               386,274
     117,000 CLP Holdings Ltd.                                  545,342
      60,000 Cheung Kong                                        675,980
     300,000 (1)China Telecom (Hong Kong) Ltd.                1,603,039
     340,000 Citic Pacific Ltd.                                 921,522
   1,600,000 Cosco Pacific Ltd.                               1,308,183

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         Wachovia Emerging Markets Fund

   Shares                                              Value
----------------------------------------------------------------
 Common Stocks--continued
             Hong Kong--continued
     230,000 Dao Heng Bank Group Ltd.               $  1,311,917
     172,900 HSBC Holdings PLC                         2,281,884
     100,000 Henderson Land Development Co., Ltd.        540,784
      55,000 Hong Kong Electric Holdings Ltd.            173,502
     100,000 Hutchison Whampoa Ltd.                    1,232,859
     120,000 Johnson Electric Holdings Ltd.              853,666
     348,000 Li & Fung Ltd.                              799,820
      20,000 Sun Hung Kai Properties Ltd.                182,193
     200,000 Swire Pacific Ltd., Class A               1,151,098
     125,000 Television Broadcasts Ltd.                  812,786
                                                    ------------
             Total                                    14,780,849
                                                    ------------
             Hungary--3.1%
      25,354 (1)Antenna Hungaria RT                      461,878
      15,000 (1)(5)BorsodChem RT, GDR                    458,750
      15,000 Danubius Hotels RT                          260,756
      17,000 EGIS RT                                     532,346
      10,000 (1)(5)MOL Magyar Olay, GDR                  194,375
      80,000 (1)Matav RT, ADR                          2,415,000
      22,000 OTP Bank RT, GDR                          1,038,400
      14,000 Pick Szeged RT                              522,861
      25,000 (1)Synergon Information Systems             183,561
                                                    ------------
             Total                                     6,067,927
                                                    ------------
             India--1.2%
      23,800 BSES Ltd., GDR                              311,780
      18,000 (5)Hindalco Industries Ltd., GDR            427,500
      26,500 Indian Hotels Co. Ltd., GDR                 225,913
      24,500 Larsen & Toubro Ltd., GDR                   551,250
      22,000 Ranbaxy Laboratories Ltd., GDR              502,700
      26,000 (1)(5)Reliance Industries Ltd., GDR         350,350
                                                    ------------
             Total                                     2,369,493
                                                    ------------
             Indonesia--1.7%
     770,000 PT Daya Guna Samudera                       247,368
     225,000 PT Gudang Garam                             535,202
   1,742,115 PT Indah Kiat Pulp & Paper Corp.            619,207
     517,500 PT Indosat                                  723,368
     419,345 PT Semen Gresik                             624,861
   1,333,800 PT Telekomunikasi Indonesia                 569,805
                                                    ------------
             Total                                     3,319,811
                                                    ------------

   Shares                                                           Value
 Common Stocks--continued
             Israel--2.3%
     270,000 Bank Hapoalim Ltd.                                  $    712,863
     560,000 Bank Leumi Le-Israel                                   1,032,057
       2,200 Blue Square Chain Stores Investments & Properties
             Ltd.                                                      26,950
       9,250 Koor Industries Ltd.                                     916,925
      10,500 Matav-Cable Systems Media Ltd., ADR                      518,438
      18,500 (1)NICE-Systems Ltd., ADR                                757,344
       9,500 Teva Pharmaceutical Industries Ltd.                      525,917
                                                                 ------------
             Total                                                  4,490,494
                                                                 ------------
             Korea, Republic Of--11.0%
      42,500 Dongwon Securities                                     1,195,169
      70,000 (1)(5)Housing & Commercial Bank, GDR                   1,939,000
      49,520 Kookmin Bank                                             824,443
      40,000 Korea Electric Power Corp.                             1,587,233
      13,000 (1)Korea Telecom, ADR                                    689,000
      40,000 Korean Air Co. Ltd.                                      546,905
      43,118 (1)LG Electronics, Inc., GDR                             965,203
      19,069 LG Information & Communication Ltd.                    2,253,572
      12,500 Pohang Iron and Steel Co. Ltd.                         1,710,373
         237 SK Telecom Co. Ltd.                                      547,702
      16,511 SK Telecom Co. Ltd., ADR                                 391,104
      27,875 Samsung Display Devices Co. Ltd.                       1,486,025
      25,027 Samsung Electronics Co.                                5,181,350
      14,650 Samsung Fire & Marine Insurance                          650,830
      12,000 Shinsegae Department Store Co.                           740,134
      27,000 Ssangyong Oil Refining Co.                               663,791
                                                                 ------------
             Total                                                 21,371,834
                                                                 ------------
             Lithuania--0.2%
      50,000 Vilniaus Bankas AB, GDR                                  300,000
                                                                 ------------
             Malaysia--3.4%
      40,200 APM Automotive Holdings Berhad                                 0
     110,000 Genting Berhad                                           382,105
     375,000 Malayan Banking Berhad                                 1,282,895
     150,000 Malaysian International Shipping Berhad                  223,026
     375,000 Petronas Gas Berhad                                      759,868
     950,000 Public Bank Berhad                                       950,000

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         Wachovia Emerging Markets Fund

   Shares                                                             Value
-------------------------------------------------------------------------------
 Common Stocks--continued
             Malaysia--continued
     200,000 Resorts World Berhad                                  $    536,842
     100,000 Rothmans of Pall Mall (Malaysia) Berhad                    710,526
     268,000 Tan Chong Motor Holdings Berhad                            114,958
     180,000 Tanjong PLC                                                350,526
     165,000 Telekom Malaysia Berhad                                    521,053
     350,000 Tenaga Nasional Berhad                                     773,684
      13,400 Warisan Tc Holdings Berhad                                       0
                                                                   ------------
             Total                                                    6,605,483
                                                                   ------------
             Mexico--10.5%
     150,000 Carso Global Telecom, Class A-1                          1,178,219
     370,299 Cemex SA de CV                                           1,811,993
     550,000 Cifra SA de CV                                             969,112
      30,000 Coca-Cola Femsa SA, ADR                                    461,250
     260,000 (1)Corporacion GEO, SA de CV, Class B                      883,133
      20,310 Desc SA de CV, Class C, ADR                                350,347
      45,000 (1)Fomento Economico Mexicano, SA de CV, ADR             1,704,375
     300,000 GPO Continental SA                                         445,176
     249,800 Grupo Carso SA de CV                                     1,161,367
     600,000 Grupo Elektra, SA de CV                                    401,231
     650,000 Grupo Financiero Banamex Accival, SA de CV, Class O      2,190,585
     200,000 Grupo Mexico SA, Class B                                   827,938
      35,000 Grupo Televisa SA, GDR                                   1,708,437
     200,000 Kimberly-Clark de Mexico, SA de CV                         750,451
      90,000 Organizacion Soriana SA de CV, Class B                     415,561
      55,000 Telefonos de Mexico SA, Class L, ADR                     5,090,938
                                                                   ------------
             Total                                                   20,350,113
                                                                   ------------
             Peru--1.3%
     448,738 Banco Continental                                          268,767
      35,000 CPT Telefonica del Peru SA, Class B, ADR                   452,813
      27,721 Cementos Lima SA                                           434,940
     684,685 Cervecer Backus & Johnston, Class T                        270,774
      45,000 Cia de Minas Buenaventura SA, Class B                      371,400
      48,721 Credicorp Ltd.                                             526,187

   Shares                                                     Value
 Common Stocks--continued
             Peru--continued
      69,185 Minsur SA                                     $    144,734
                                                           ------------
             Total                                            2,469,615
                                                           ------------
             Philippines--2.0%
   2,167,811 Ayala Land, Inc.                                   512,872
   7,000,000 (1)Belle Corp.                                     341,463
     430,000 Manila Electric Co., Class B                     1,101,220
     110,880 Metro Bank and Trust Co.                           797,795
      48,500 Philippine Long Distance Telephone Co., ADR        994,250
   7,100,000 Solid Group, Inc.                                  207,805
                                                           ------------
             Total                                            3,955,405
                                                           ------------
             Poland--1.8%
      20,000 (1)Agora SA                                        204,393
      25,000 Bank Handlowy W. Warszawie                         358,276
       6,500 Bank Slaski SA                                     369,552
      54,756 (1)Budimex SA                                      322,889
      75,000 Elektrim Spolka Akcyina SA                         560,320
      55,000 KGHM Polska Miedz SA                               301,069
      25,000 (1)Orbis SA                                        192,059
      15,000 (5)Polski Koncern Naftowy SA, GDR                  154,875
      15,000 Prokom Software SA, GDR                            186,000
       8,000 Softbank SA                                        232,116
      50,000 (1)(5)Telekomunikacja Polska SA, GDR               281,250
      50,000 WBK (Wielkopolski Bank Kreditowy SA)               279,572
                                                           ------------
             Total                                            3,442,371
                                                           ------------
             Romania--0.1%
      15,039 (1)Alro Slatina                                     80,746
      35,000 (1)LaFarge Romcin                                   68,512
     341,254 (1)Sanex SA                                         10,879
     158,826 (1)Terapia SA                                       39,973
                                                           ------------
             Total                                              200,110
                                                           ------------
             Russia--1.9%
     702,000 Aeroflot                                            58,266
      34,142 Kubanelectrosvyaz                                  200,472
      50,000 Lukoil Holding Co. Class B, ADR                  1,680,000
      30,000 (1)Sun Interbrew Ltd., Class A                      30,000
      90,000 (1)Sun Interbrew Ltd., Class B                     279,000
     140,000 Surgutneftegaz                                   1,326,500
      16,000 (1)Udmurt Telecom                                    9,600
                                                           ------------
             Total                                            3,583,838
                                                           ------------

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         Wachovia Emerging Markets Fund

   Shares                                                        Value
--------------------------------------------------------------------------
 Common Stocks--continued
             Slovakia--0.4%
     275,000 (1)(5)Slovakofarma AS, GDR                       $    776,875
                                                              ------------
             South Africa--6.9%
      75,000 ABSA Group Ltd.                                       282,836
      40,000 ASA Ltd.                                              765,000
      20,000 (1)Anglo American PLC                               1,172,453
      70,504 Bidvest Group Ltd.                                    600,228
      50,000 (1)DataTec Ltd.                                       679,777
      45,000 De Beers Consolidated Mines, ADR                    1,209,375
      70,763 Dimension Data Holdings Ltd.                          366,499
      30,000 Impala Platinum Holdings Ltd.                       1,092,498
      40,464 Imperial Holdings Ltd.                                412,597
      90,000 Johnnies Industries Corp.                             808,449
      30,000 Nedcor Ltd.                                           549,648
     500,000 Profurn Ltd.                                          493,647
   1,000,000 (1)Sanlam Ltd.                                      1,170,187
     100,000 Sappi Ltd.                                            896,658
     100,000 Sasol Ltd.                                            758,275
     225,000 (1)South African Breweries PLC                      2,112,163
                                                              ------------
             Total                                              13,370,290
                                                              ------------
             Taiwan, Republic Of China--1.4%
      24,446 Advanced Semiconductor Engineering Inc., GDR          545,146
      36,685 Asia Cement Corp., GDR                                274,979
      32,207 (1)GVC Corp., GDR                                     116,750
      24,600 (1)Taiwan Semiconductor Manufacturing Co., ADR        880,988
      38,016 (1)Uni-President Enterprises Co., GDR                 251,856
      76,146 (1)Yageo Corp., GDR                                   369,308
      37,179 (1)Yang Ming Marine Transport, GDR                    284,419
                                                              ------------
             Total                                               2,723,446
                                                              ------------
             Thailand--4.4%
     220,000 BEC World Public Co., Ltd.                          1,354,367
     300,000 Bangkok Bank Public Co., Ltd.                         642,555
     120,000 Electricity Generating PLC                            153,905
     350,000 Hana Microelectronics Co., Ltd.                     1,436,450
     135,000 PTT Exploration and Production Public Co.             831,089
     328,600 Shin Corp. PLC                                      2,090,363

   Shares                                                            Value
 Common Stocks--continued
             Thailand--continued
      35,000 Siam Cement Co. Ltd.                                 $  1,016,288
     800,000 Thai Farmers Bank Co.                                   1,077,337
                                                                  ------------
             Total                                                   8,602,354
                                                                  ------------
             Turkey--5.9%
 172,443,828 Akbank T.A.S.                                           2,729,463
  29,350,000 Akcansa Cimento AS                                        441,894
  27,840,000 Aksigorta                                               1,115,072
   9,700,000 Alcatel Teletas                                         1,085,964
  15,240,000 Eregli Demir Ve Celik Fabrikalari T.A.S.                  426,549
   7,745,468 Koc Holding AS                                            986,750
     537,300 Migros Turk                                               220,390
 122,375,000 Sabanci Holding                                         3,956,610
   7,720,000 Tupras Turkiye Petrol Rafinerileri AS                     543,909
                                                                  ------------
             Total                                                  11,506,601
                                                                  ------------
             Venezuela--1.2%
      50,000 Compania Anonima Nacional Telefonos de Venezuela,
             Class D, ADR                                            1,196,875
   2,903,032 La Electricidad de Caracas                                973,141
      70,000 Mavesa SA, ADR                                            210,000
                                                                  ------------
             Total                                                   2,380,016
                                                                  ------------
             Total Common Stocks (identified cost $132,357,245)    166,002,145
                                                                  ------------
 Preferred Stocks--4.2%
             Brazil--4.1%
  50,000,000 Centrais Eletricas Brasileiras SA, Preference,
             Series B                                                1,035,380
  55,251,630 Companhia Energetica de Minas Gerais, Preference        1,039,490
 120,000,000 Companhia Paranaense de Energia-Copel, Preference,
             Series B                                                  927,159
  65,000,000 Gerdau SA, Preference                                   1,285,120
  14,000,000 Petroleo Brasileiro SA, Preference                      2,829,865
      66,740 Telecomunicacoes de Minas Gerais, Preference,
             Series B                                                    2,049
  10,000,000 Telecomunicacoes de Sao Paulo SA, Preference              962,539
                                                                  ------------
             Total                                                   8,081,602
                                                                  ------------

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         Wachovia Emerging Markets Fund

 Principal or
    Shares                                                            Value
-------------------------------------------------------------------------------
 Preferred Stocks--continued
              Russia--0.1%
   1,540,550  (1)Karelia Electrosvyaz, Pfd.                        $     19,257
   2,000,000  Surgutneftegaz, Pfd.                                      110,938
                                                                   ------------
              Total                                                     130,195
                                                                   ------------
              Total Preferred Stocks (identified cost
              $7,676,535)                                             8,211,797
                                                                   ------------
 Rights--0.1%
              Korea, Republic Of--0.1%
       3,649  (1)SK Telecom Co. Ltd., Rights                             54,045
       2,096  (1)Shinsegae Department Store Co., Rights                  48,449
                                                                   ------------
              Total                                                     102,494
                                                                   ------------
              Greece--0.0%
       7,800  (1)Hellenic Technodomiki, Rights                           30,013
                                                                   ------------
              Total Rights (identified cost $0)                         132,507
                                                                   ------------
 Warrants--0.0%
              Indonesia--0.0%
     109,374  (1)PT Bank Dagang Nasional Indonesia                            0
     148,486  (1)PT Bank Internasional Indonesia                             20
     233,350  (1)PT Bank Pan Indonesia                                    5,423
     163,544  (1)PT Indah Kiat Pulp & Paper Corp.                        33,536
                                                                   ------------
              Total                                                      38,979
                                                                   ------------
              Philippines--0.0%
     500,000  (1)Belle Corp.                                              3,537
                                                                   ------------
              Thailand--0.0%
       9,375  (1)Thai Farmers Bank Co.                                    1,996
                                                                   ------------
              Total Warrants (identified cost $12,455)                   44,512
                                                                   ------------
 Convertible Bond--0.0%
              Brazil--0.0%
  $   53,500  Companhia Vale do Rio Doce, Conv. Deb., 12/31/1999
              (identified cost $417)                                        278
                                                                   ------------

 Principal or
    Shares                                                           Value
 Closed-End Investment Companies--6.0%
              Bulgaria--0.2%
      65,000  Framlington Bulgaria Fund                           $    284,375
                                                                  ------------
              India--1.7%
      35,000  (1)India Fund, Inc.                                      492,188
      10,000  (1)India I.T. Fund                                       477,500
     175,000  (1)The Morgan Stanley India Investment Fund, Inc.      2,362,500
                                                                  ------------
              Total                                                  3,332,188
                                                                  ------------
              Romania--0.5%
       2,200  (1)Romania Investment Fund Ltd.                          962,500
                                                                  ------------
              South Africa--0.7%
     102,457  Southern Africa Fund, Inc.                             1,363,959
                                                                  ------------
              Taiwan, Republic Of China--2.8%
      90,000  Formosa Growth Fund Ltd.                               2,009,700
     185,000  (1)ROC Taiwan Fund                                     1,480,000
     110,000  Taiwan Fund, Inc.                                      2,028,125
                                                                  ------------
              Total                                                  5,517,825
                                                                  ------------
              Ukraine--0.1%
       6,667  (1)Societe Generale Ukraine Fund                         243,346
                                                                  ------------
              Total Closed-End Investment Companies (identified
              cost $11,239,866)                                     11,704,193
                                                                  ------------
 Open-End Investment Company--0.9%
              United States--0.9%
   1,795,485  (1)Bank of New York Cash Reserve Fund (at cost)        1,795,485
                                                                  ------------
 (3) Repurchase Agreement--3.2%
 $ 6,189,219  Goldman Sachs Group, LP, 5.60%, dated 11/30/1999,
              due 12/1/1999 (at amortized cost)                      6,189,219
                                                                  ------------
              Total Investments (identified cost $159,271,222)    $194,080,136
                                                                  ------------

(See Notes to Portfolios of Investments)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                Wachovia Personal Equity Fund (Class A Shares)

 Growth of $10,000 Invested in Wachovia Emerging Markets Fund (Class A Shares)
  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Personal Equity Fund (Class A Shares) (the "Fund") from July 30, 1999 (start of performance) to November 30, 1999 compared to the Standard & Poor's 500 Index (S&P 500).+
                             [Please see Appendix A16]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of dividends on securities in the indices.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees than the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                Wachovia Personal Equity Fund (Class Y Shares)

 Growth of $10,000 Invested in Wachovia Personal Equity Fund (Class Y Shares)
  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Personal Equity Fund (Class Y Shares) (the "Fund") from July 30, 1999 (start of performance) to November 30, 1999 compared to the Standard & Poor's 500 Index (S&P 500).+

                             [Please see Appendix A17]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect the reinvestment of dividends on securities in the index.

+ The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         Wachovia Personal Equity Fund
                            Portfolio of Investments

                               November 30, 1999

   Shares                                                     Value
-----------------------------------------------------------------------
 Common Stocks--93.8%
             Basic Materials--3.6%
     153,436 Du Pont (E.I.) de Nemours & Co.               $  9,119,852
     114,980 Weyerhaeuser Co.                                 7,042,525
                                                           ------------
             Total                                           16,162,377
                                                           ------------
             Capital Goods--7.9%
     114,754 General Electric Co.                            14,918,020
     260,996 Tyco International Ltd.                         10,456,152
     169,033 United Technologies Corp.                        9,550,365
                                                           ------------
             Total                                           34,924,537
                                                           ------------
             Communication Services--6.0%
      94,765 AT&T Corp.                                       5,294,994
     204,992 (1)MCI Worldcom, Inc.                           16,950,276
      43,151 (1)Qwest Communications International, Inc.      1,475,225
      65,955 Vodafone AirTouch PLC, ADR                       3,112,252
                                                           ------------
             Total                                           26,832,747
                                                           ------------
             Consumer Cyclicals--6.4%
      71,145 Carnival Corp.                                   3,139,273
      44,664 Circuit City Stores, Inc.                        2,166,204
      38,307 (1)Federated Department Stores, Inc.             1,802,823
      21,771 Gannett Co., Inc.                                1,557,987
      44,466 Home Depot, Inc.                                 3,515,593
      27,801 Lowe's Cos., Inc.                                1,384,837
      48,741 Marriott International, Inc., Class A            1,587,129
      33,364 McGraw-Hill Cos., Inc.                           1,891,322
     194,722 Wal-Mart Stores, Inc.                           11,220,855
                                                           ------------
             Total                                           28,266,023
                                                           ------------
             Consumer Staples--8.4%
      85,954 CBS Corp.                                        4,469,608
      63,325 CVS Corp.                                        2,513,211
      71,498 (1)Clear Channel Communications, Inc.            5,746,652
     126,785 Comcast Corp., Class A                           5,729,097
     166,332 (1)Kroger Co.                                    3,544,951
     143,652 PepsiCo, Inc.                                    4,964,972
      12,704 Procter & Gamble Co.                             1,372,032
      76,564 (1)Safeway, Inc.                                 2,823,298
     102,597 Time Warner, Inc.                                6,328,952
                                                           ------------
             Total                                           37,492,773
                                                           ------------

   Shares                                               Value
 Common Stocks--continued
             Energy--6.5%
     175,183 Exxon Mobil Corp.                       $ 13,894,202
     141,969 Royal Dutch Petroleum Co., ADR             8,234,202
     112,073 Schlumberger Ltd.                          6,731,384
                                                     ------------
             Total                                     28,859,788
                                                     ------------
             Finance--16.7%
      78,020 American Express Co.                      11,805,401
     111,177 American International Group, Inc.        11,479,025
      59,304 Bank One Corp.                             2,090,466
      61,481 Bank of New York Co., Inc.                 2,451,555
      79,627 Chase Manhattan Corp.                      6,151,185
     261,387 Citigroup, Inc.                           14,082,225
      48,987 Fannie Mae                                 3,263,759
     153,000 Freddie Mac                                7,554,375
      41,931 MBIA, Inc.                                 2,096,550
      32,411 Marsh & McLennan Cos., Inc.                2,548,315
      11,532 Merrill Lynch & Co., Inc.                    929,768
      43,937 SunTrust Banks, Inc.                       3,070,098
     145,826 Wells Fargo Co.                            6,780,909
                                                     ------------
             Total                                     74,303,631
                                                     ------------
             Healthcare--10.7%
     121,486 Abbott Laboratories                        4,616,468
     154,988 Bristol-Myers Squibb Co.                  11,323,811
      57,269 Johnson & Johnson                          5,941,658
      50,139 Lilly (Eli) & Co.                          3,597,473
     102,128 Merck & Co., Inc.                          8,017,048
     265,671 Pfizer, Inc.                               9,613,969
      84,418 Schering Plough Corp.                      4,315,870
                                                     ------------
             Total                                     47,426,297
                                                     ------------
             Technology--24.9%
      85,098 (1)America Online, Inc.                    6,185,561
     200,030 (1)Cisco Systems, Inc.                    17,840,176
     131,765 (1)EMC Corp.                              11,010,613
     120,000 Intel Corp.                                9,202,500
      81,072 International Business Machines Corp.      8,355,483
     112,936 Lucent Technologies, Inc.                  8,251,386
     174,755 (1)Microsoft Corp.                        15,910,897
      43,259 Nokia Oyj, Class A, ADR                    5,977,853
     129,980 (1)Sun Microsystems, Inc.                 17,189,855
     111,288 Texas Instruments, Inc.                   10,690,604
                                                     ------------
             Total                                    110,614,928
                                                     ------------

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         Wachovia Personal Equity Fund

  Shares or
  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Common Stocks--continued
             Utilities--2.7%
      95,300 Duke Energy Corp.                                     $  4,830,519
     104,900 Enron Corp.                                              3,992,756
     145,580 Southern Co.                                             3,402,933
                                                                   ------------
             Total                                                   12,226,208
                                                                   ------------
             Total Common Stocks (identified cost $233,368,167)     417,109,309
                                                                   ------------
 U.S. Government Agency--4.5%
             Finance--4.5%
 $20,000,000 (2)Federal Home Loan Mortgage Corp., Discount Bond,
              12/17/1999 (identified cost $19,953,778)               19,953,778
                                                                   ------------

  Principal
   Amount                                                           Value
 U.S. Treasury Obligation--0.4%
 $ 2,000,000 (2)United States Treasury Bill, 12/16/1999
              (identified cost $1,996,046)                       $  1,996,046
                                                                 ------------
 (3) Repurchase Agreement--1.6%
   7,169,987 Goldman Sachs Group, LP, 5.60%, dated 11/30/1999,
             due 12/1/1999 (at amortized cost)                      7,169,987
                                                                 ------------
             Total Investments (identified cost $262,487,978)    $446,229,120
                                                                 ------------

(See Notes to Portfolios of Investments)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                    Wachovia Balanced Fund (Class A Shares)

     Growth of $10,000 Invested in Wachovia Balanced Fund (Class A Shares) The graph below illustrates the hypothetical investment of $10,000* in the
Wachovia Balanced Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 1999 compared to the Standard and Poor's 500 Index (S&P 500)+ and the Lehman Brothers Aggregate Bond Index (LBABI).+


                             [Please see Appendix A18]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LBABI have been adjusted to reflect the reinvestment of dividends on securities in the indices.

** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The LBABI is an unmanaged index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. agency obligations, foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. The S&P 500 and the LBABI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                    Wachovia Balanced Fund (Class B Shares)

     Growth of $10,000 Invested in Wachovia Balanced Fund (Class B Shares) The graph below illustrates the hypothetical investment of $10,000* in the
Wachovia Balanced Fund (Class B Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1999 compared to the Standard and Poor's 500 Index (S&P 500)+ and the Lehman Brothers Aggregate Bond Index (LBABI).+


                             [Please see Appendix A19]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LBABI have been adjusted to reflect the reinvestment of dividends on securities in the indices.

** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The LBABI is an unmanaged index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. agency obligations, foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. The S&P 500 and the LBABI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                    Wachovia Balanced Fund (Class Y Shares)

     Growth of $10,000 Invested in Wachovia Balanced Fund (Class Y Shares) The graph below illustrates the hypothetical investment of $10,000* in the
Wachovia Balanced Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1999 compared to the Standard and Poor's 500 Index (S&P 500)+ and the Lehman Brothers Aggregate Bond Index (LBABI).+

                             [Please see Appendix A20]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LBABI have been adjusted to reflect the reinvestment of dividends on securities in the indices.

+ The S&P 500 is an unmanaged index comprised of common stocks in industry, transportation, and financial and public utility companies. The LBABI is an unmanaged index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. agency obligations, foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. The S&P 500 and the LBABI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             Wachovia Balanced Fund
                            Portfolio of Investments

                               November 30, 1999

   Shares                                                          Value
----------------------------------------------------------------------------
 Common Stocks--60.5%
            Basic Materials--2.4%
     45,614 Air Products & Chemicals, Inc.                      $  1,476,753
     32,004 Alcoa, Inc.                                            2,096,262
     14,898 Dow Chemical Co.                                       1,744,928
     21,193 Du Pont (E.I.) de Nemours & Co.                        1,259,658
     65,782 Rohm & Haas Co.                                        2,409,266
    112,696 Weyerhaeuser Co.                                       6,902,630
                                                                ------------
            Total                                                 15,889,497
                                                                ------------
            Capital Goods--4.0%
     88,067 General Electric Co.                                  11,448,710
     51,243 Ingersoll-Rand Co.                                     2,482,082
    167,348 Tyco International Ltd.                                6,704,379
     96,977 United Technologies Corp.                              5,479,201
                                                                ------------
            Total                                                 26,114,372
                                                                ------------
            Communication Services--4.0%
    135,354 AT&T Corp.                                             7,562,877
    153,725 (1)MCI Worldcom, Inc.                                 12,711,136
     44,207 (1)NEXTEL Communications, Inc., Class A                4,382,019
     32,059 Vodafone AirTouch PLC, ADR                             1,512,784
                                                                ------------
            Total                                                 26,168,816
                                                                ------------
            Consumer Cyclicals--3.8%
     72,681 Black & Decker Corp.                                   3,261,560
     55,949 Carnival Corp.                                         2,468,750
     24,657 (1)Federated Department Stores, Inc.                   1,160,420
     69,047 Lowe's Cos., Inc.                                      3,439,403
     68,515 McGraw-Hill Cos., Inc.                                 3,883,944
     51,949 Nordstrom, Inc.                                        1,444,832
     32,555 Tandy Corp.                                            2,494,526
    108,665 Wal-Mart Stores, Inc.                                  6,261,821
                                                                ------------
            Total                                                 24,415,256
                                                                ------------
            Consumer Staples--5.8%
     86,402 (1)AT&T Corp.--Liberty Media Group, Inc., Class A      3,612,684
     97,782 CBS Corp.                                              5,084,664
    124,820 CVS Corp.                                              4,953,794
     52,131 (1)Clear Channel Communications, Inc.                  4,190,029
    108,020 Comcast Corp., Class A                                 4,881,153
    248,006 (1)Kroger Co., Inc.                                    5,285,628
    129,164 (1)Outback Steakhouse, Inc.                            3,043,415
    104,590 Time Warner, Inc.                                      6,451,896
                                                                ------------
            Total                                                 37,503,263
                                                                ------------

   Shares                                                Value
 Common Stocks--continued
            Energy--3.7%
     71,600 BP Amoco PLC, ADR                         $  4,363,125
     81,547 Baker Hughes, Inc.                           2,059,062
     33,019 Burlington Resources, Inc.                   1,110,264
    173,255 Conoco, Inc., Class A                        4,558,772
     91,619 Exxon Corp.                                  7,266,532
     46,045 Schlumberger Ltd.                            2,765,578
     34,691 Texaco, Inc.                                 2,113,983
                                                      ------------
            Total                                       24,237,316
                                                      ------------
            Finance--10.1%
     50,058 American Express Co.                         7,574,401
     16,240 American General Corp.                       1,190,595
     86,836 American International Group, Inc.           8,965,817
     23,698 Associates First Capital Corp., Class A        787,958
     56,445 Bank One Corp.                               1,989,686
     87,904 Bank of America Corp.                        5,142,384
     40,816 Bank of New York Co., Inc.                   1,627,538
     55,441 Chase Manhattan Corp.                        4,282,817
    212,526 Citigroup, Inc.                             11,449,838
     36,164 Fannie Mae                                   2,409,426
     74,115 Freddie Mac                                  3,659,428
     29,187 First Union Corp.                            1,129,172
     33,712 MBIA Inc.                                    1,685,600
     74,615 MBNA Corp.                                   1,884,028
     25,547 Marsh & McLennan Cos., Inc.                  2,008,633
     19,318 Merrill Lynch & Co., Inc.                    1,557,514
     50,648 SunTrust Banks, Inc.                         3,539,029
    110,077 Wells Fargo Co.                              5,118,581
                                                      ------------
            Total                                       66,002,445
                                                      ------------
            Healthcare--6.6%
     42,521 Abbott Laboratories                          1,615,798
     37,680 (1)Amgen, Inc.                               1,716,795
     92,413 Bristol-Myers Squibb Co.                     6,751,925
     21,891 Guidant Corp.                                1,094,550
     79,589 Johnson & Johnson                            8,257,359
     44,980 Lilly (Eli) & Co.                            3,227,315
     73,412 Medtronic, Inc.                              2,853,892
     78,763 Merck & Co., Inc.                            6,182,894
    135,706 Pfizer, Inc.                                 4,910,861
     23,832 Pharmacia & Upjohn, Inc.                     1,303,313
     22,378 Schering Plough Corp.                        1,144,075
     40,297 Warner-Lambert Co.                           3,614,137
                                                      ------------
            Total                                       42,672,914
                                                      ------------

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             Wachovia Balanced Fund

 Shares or
 Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Common Stocks--continued
            Technology--17.4%
     93,676 (1)America Online, Inc.                                $  6,809,074
    168,502 (1)Cisco Systems, Inc.                                   15,028,272
    109,002 (1)EMC Corp.                                              9,108,479
    107,727 Intel Corp.                                               8,261,314
     56,485 International Business Machines Corp.                     5,821,485
     46,875 (1)JDS Uniphase Corp.                                    10,722,656
     95,491 Lucent Technologies, Inc.                                 6,976,778
    144,942 (1)Microsoft Corp.                                       13,196,516
     33,405 (1)Network Appliance, Inc.                                3,931,351
     29,757 Nokia Oyj, Class A, ADR                                   4,112,045
     93,752 (1)Sun Microsystems, Inc.                                12,398,702
     81,881 Texas Instruments, Inc.                                   7,865,693
     95,424 (1)Veritas Software Corp.                                 8,737,260
                                                                   ------------
            Total                                                   112,969,625
                                                                   ------------
            Transportation--0.7%
     50,535 Burlington Northern Santa Fe                              1,465,515
    198,447 Southwest Airlines Co.                                    3,237,167
                                                                   ------------
            Total                                                     4,702,682
                                                                   ------------
            Utilities--2.0%
     48,683 Consolidated Edison Co.                                   1,679,564
     87,372 Duke Energy Corp.                                         4,428,668
     96,214 Enron Corp.                                               3,662,145
    136,645 Southern Co.                                              3,194,077
                                                                   ------------
            Total                                                    12,964,454
                                                                   ------------
            Total Common Stocks (identified cost $266,202,281)      393,640,640
                                                                   ------------
 Asset Backed Securities--2.0%
 $4,000,000 American Express Credit Account Master Trust 1997-1,
            Class A, 6.40%, 4/15/2005                                 3,976,240
  1,000,000 AT&T Universal Card Master Trust 1995-2, Class A,
            5.95%, 10/17/2002                                           996,560
  2,025,000 Carco Auto Loan Master Trust 1999-4, Class A, 6.43%,
            11/15/2004                                                2,012,850
  1,350,000 Chase Credit Card Master Trust, Class A, 6.30%,
            4/15/2003                                                 1,349,568
  7,938,170 Deutsche Mortgage and Asset Receiving Corp. 1998-C1,
            Class X, 1.242%, 2/15/2023                                  401,870
    629,500 Deutsche Mortgage and Asset Receiving Corp. 1998-C1,
            Class D, 7.23%, 6/15/2031                                   547,124

 Principal
   Amount                                                            Value
 Asset Backed Securities--continued
 $2,100,000 DLJ Commercial Mortgage Corp. 1999-CG1, Class A1B,
            6.46%, 1/10/2009                                      $  1,992,417
  1,000,000 First Omni Bank Credit Card Master Trust 1996-A,
            Class A, 6.65%, 9/15/2003                                1,000,000
    628,028 First Plus Home Loan Trust 1997-1, Class A4, 6.60%,
            7/10/2010                                                  627,079
    138,558 Prudential Home Mortgage Securities 1993-60, Class
            A1, 6.75%, 12/25/2023                                      138,212
                                                                  ------------
            Total Asset Backed Securities (identified cost
             $13,581,010)                                           13,041,920
                                                                  ------------
 Corporate Bonds--12.9%
            Basic Materials--0.5%
  1,365,000 Du Pont (E.I.) de Nemours & Co., Note, 6.75%,
            10/15/2004                                               1,357,806
  1,330,000 Nalco Chemical Co., Bond, 6.25%, 5/15/2008               1,175,946
    750,000 Temple-Inland, Inc., Unsecd. Note, 7.25%, 9/15/2004        734,753
                                                                  ------------
            Total                                                    3,268,505
                                                                  ------------
            Communication Services--1.2%
  2,500,000 AT&T Corp., Global Bond, 6.00%, 3/15/2009 2,295,275 1,000,000 New
  England Telephone & Telegraph, Note, 5.875%,
            4/15/2009                                                  909,220
  3,980,000 New York Telephone Co., Deb., 6.00%, 4/15/2008           3,685,958
  1,300,000 Southwestern Bell Telephone Co., Note, 7.00%,
            8/26/2002                                                1,307,501
                                                                  ------------
            Total                                                    8,197,954
                                                                  ------------
            Consumer Cyclicals--0.3%
  2,000,000 Tribune Co., Note, 6.25%, 11/10/2026                     1,970,880
                                                                  ------------
            Consumer Staples--0.1%
    750,000 Archer-Daniels-Midland Co., Note, 6.625%, 5/1/2029         652,388
                                                                  ------------
            Finance--8.1%
  1,000,000 American General Finance Corp., Sr. Note, 6.52%,
            6/23/2000                                                1,001,610
  2,500,000 Aon Capital Trust A, Company Guarantee, 8.205%,
            1/1/2027                                                 2,555,025

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             Wachovia Balanced Fund

  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Corporate Bonds--continued
             Finance--continued
 $ 1,100,000 Associates Corp. of North America, Sr. Note, 6.50%,
             7/15/2002                                             $  1,092,553
   1,000,000 Associates Corp. of North America, Sr. Note, 6.50%,
             10/15/2002                                                 992,170
     750,000 Bank of America Corp., Note, 6.625%, 6/15/2004             737,783
     865,000 Bankers Trust Corp., Sub. Note, 7.375%, 5/1/2008           854,352
   1,000,000 Bear Stearns Cos., Inc., Sr. Note, 6.50%, 7/5/2000         999,180
   2,000,000 CIT Group, Inc., Sr. Note, 6.375%, 10/1/2002             1,968,600
     500,000 Caterpillar Financial Services Corp., MTN, 6.50%,
             10/15/2002                                                 495,875
   3,000,000 Chase Manhattan Corp., Sr. Note, 5.15%, 12/15/2000       2,962,290
   1,605,000 Chase Manhattan Corp., Sr. Note, 6.75%, 12/1/2004        1,590,074
   1,492,839 Chase Manhattan Bank First Union National, Class
             A1, 7.134%, 7/15/2007                                    1,488,003
   1,075,000 Commercial Credit Co., Deb., 8.70%, 6/15/2010            1,182,704
   1,000,000 Commercial Credit Co., Note, 6.50%, 8/1/2004               978,060
   1,000,000 Countrywide Home Loans, Inc., Company Guarantee,
             6.05%, 3/1/2001                                            992,510
   1,000,000 DaimlerChrysler North America Holding Corp. ,
             6.63%, 9/21/2001                                           999,200
   1,000,000 Distribution Financial Services RV Trust, 6.48%,
             10/15/2013                                                 989,250
   1,937,174 Federal National Mortgage Association, Class J,
             7.00%, 2/25/2021                                         1,940,196
   1,000,000 Ford Motor Credit Corp., Note, 7.00%, 9/25/2001          1,004,110
   1,500,000 General Motors Acceptance Corp., Note, 6.625%,
             10/1/2002                                                1,491,345
   1,000,000 Goldman Sachs Group, Inc., Sr. Unsub., 6.65%,
             5/15/2009                                                  946,750
   1,500,000 Hartford Life, Inc., Note, 7.10%, 6/15/2007              1,472,280
   1,295,000 Household Finance Corp., Note, 6.00%, 5/1/2004           1,240,468

  Principal
   Amount                                                             Value
 Corporate Bonds--continued
             Finance--continued
 $ 2,750,000 IBM Credit Corp., MTN, 5.79%, 3/20/2010 (Callable
             3/20/2000 @100)                                       $  2,746,645
   1,000,000 KFW International Finance, Company Guarantee,
             8.25%, 11/30/2004                                        1,057,682
   1,500,000 KFW International Finance, Note, 7.00%, 3/1/2013         1,452,840
     735,000 Landeskreditbank B-W, Sub. Note, 7.875%, 4/15/2004         758,300
   2,000,000 Lehman Brothers Holdings, Inc., Bond, 7.00%,
             5/15/2003                                                1,974,840
   1,000,000 Lehman Brothers Holdings, Inc., Note, 6.125%,
             7/15/2003                                                  960,690
   2,500,000 Merrill Lynch & Co., Inc., Bond, 6.00%, 7/15/2005        2,372,900
     500,000 Merrill Lynch & Co., Inc., Note, 7.375%, 5/15/2006         505,155
   1,000,000 Morgan Stanley, Dean Witter & Co., Sr. Note, Series
             C, MTN, 5.875%, 2/28/2001                                  989,560
     750,000 Morgan Stanley, Dean Witter & Co., Unsecd. Note,
             Series I, 7.07%, 2/10/2014                                 723,945
     750,000 National Rural Utilities Cooperative Finance Corp.,
             Collateral Trust, 5.75%, 11/1/2008                         678,818
   1,000,000 NationsBank Corp., MTN, 6.94%, 4/12/2002                 1,003,580
   1,000,000 NationsBank Corp., Sub. Note, 6.875%, 2/15/2005            989,230
   3,500,000 Norwest Financial, Inc., Sr. Note, 6.375%,
             9/15/2002                                                3,462,795
   1,000,000 Norwest Financial, Inc., Sr. Note, 6.625%,
             7/15/2004                                                  985,820
   2,380,000 Union Planters Corp., Sub. Note, 6.50%, 3/15/2018        2,136,621
                                                                   ------------
             Total                                                   52,773,809
                                                                   ------------
             Industrial Services--0.2%
   1,335,000 WMX Technologies, Inc., Note, 8.00%, 4/30/2004           1,240,896
                                                                   ------------
             Technology--0.9%
   4,250,000 Eastman Kodak Co., Note, 6.50%, 8/15/2001                4,227,050
   1,500,000 Motorola, Inc., Sr. Deb., 6.50%, 9/1/2025                1,469,580
                                                                   ------------
             Total                                                    5,696,630
                                                                   ------------

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             Wachovia Balanced Fund

  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Corporate Bonds--continued
             Utilities--1.6%
 $   680,000 GTE California, Inc. , Deb., Series G, 5.50%,
             1/15/2009                                             $    602,949
   1,750,000 General Electric Capital Corp., 6.81%, 11/3/2003         1,755,863
   1,956,367 General Services Administration--Rosecliff Realty,
             Note, 8.00%, 11/15/2008                                  2,025,661
   3,060,000 National Fuel Gas Co., Series D, MTN, 6.303%,
             5/27/2008                                                2,845,219
   1,500,000 Ontario Hydro, Sr. Note, 6.10%, 1/30/2008                1,410,000
   1,500,000 Virginia Electric Power Co., 1st Ref. Mtg., Series
             B, 6.625%, 4/1/2003                                      1,486,665
                                                                   ------------
             Total                                                   10,126,357
                                                                   ------------
             Total Corporate Bonds (identified cost $86,880,925)     83,927,419
                                                                   ------------
 Mortgage Backed Securities--13.2%
             Federal Home Loan Bank--0.1%
   1,000,000 5.40%, 3/1/2004                                            954,690
                                                                   ------------
             Federal Home Loan Mortgage Corporation--0.5%
     575,399 6.00%, 10/1/2000                                           572,913
   1,364,191 6.00%, 8/1/2013                                          1,307,059
     139,376 6.50%, 12/1/2008                                           137,347
      32,407 6.50%, 2/1/2009                                             31,935
     439,188 6.50%, 3/1/2009                                            432,793
      36,704 6.50%, 4/1/2009                                             36,170
     177,724 6.50%, 6/1/2009                                            175,136
     185,441 6.50%, 7/1/2010                                            182,469
     388,700 7.00%, 2/1/2023                                            381,898
                                                                   ------------
             Total                                                    3,257,720
                                                                   ------------
             Federal National Mortgage Association--8.1%
   5,869,000 5.13%, 2/13/2004                                         5,559,058
     688,719 6.00%, 12/1/2010                                           663,533
   1,120,970 6.00%, 4/1/2011                                          1,077,880
   5,038,794 6.00%, 12/1/2012                                         4,835,630
   1,624,423 6.00%, 1/1/2013                                          1,558,926
   3,313,211 6.00%, 4/1/2013                                          3,179,622
   2,009,736 6.00%, 7/1/2013                                          1,924,946
   1,699,171 6.13%, 9/1/2008                                          1,595,641
   2,378,111 6.50%, 7/1/2013                                          2,325,341

  Principal
   Amount                                                          Value
 Mortgage Backed Securities--continued
             Federal National Mortgage Association--continued
 $ 1,040,709 6.50%, 1/1/2028                                    $    992,576
  12,335,055 6.50%, 2/1/2029                                      11,764,559
   5,437,924 6.50%, 8/1/2029                                       5,186,420
   5,432,997 6.50%, 10/1/2029                                      5,181,721
     490,569 6.54%, 12/1/2007                                        473,739
   1,855,157 6.56%, 12/1/2007                                      1,793,525
   2,425,777 7.06%, 8/1/2006                                       2,418,385
     816,427 7.50%, 4/1/2007                                         824,592
     422,576 7.50%, 9/1/2022                                         423,434
     111,329 8.00%, 6/1/2022                                         113,278
     151,374 8.00%, 1/1/2023                                         153,928
      16,757 8.50%, 8/1/2016                                          17,342
      10,118 8.50%, 6/1/2024                                          10,424
     124,763 8.50%, 7/1/2024                                         128,544
      10,454 8.50%, 10/1/2024                                         10,770
     186,446 8.50%, 12/1/2024                                        192,096
      20,094 10.50%, 6/1/2001                                         20,195
                                                                ------------
             Total                                                52,426,105
                                                                ------------
             Government National Mortgage Association--4.2%
   3,682,982 6.00%, 2/15/2029                                      3,402,155
   3,139,879 6.00%, 2/15/2029                                      2,900,463
   3,029,143 6.00%, 2/15/2029                                      2,795,263
   5,990,335 6.00%, 3/15/2029                                      5,533,572
     650,471 6.50%, 10/15/2008                                       641,065
     884,910 6.50%, 12/15/2012                                       866,654
     856,861 6.50%, 2/15/2013                                        839,449
     792,438 6.50%, 2/15/2013                                        776,336
     710,062 6.50%, 2/15/2013                                        695,413
     347,871 6.50%, 3/15/2024                                        333,413
   1,985,631 6.50%, 4/15/2029                                      1,888,832
   1,903,209 6.50%, 4/15/2029                                      1,810,428
     516,030 7.00%, 5/15/2023                                        506,674
   1,099,648 7.00%, 8/15/2023                                      1,079,712
     254,338 7.00%, 8/15/2023                                        249,727
     608,113 7.00%, 12/20/2025                                       591,390
     280,835 7.50%, 3/15/2023                                        281,186
     985,701 7.50%, 8/15/2027                                        983,543
     414,769 8.00%, 10/15/2022                                       422,674
     162,864 8.00%, 6/15/2023                                        165,968
      51,281 9.00%, 3/15/2009                                         54,073
      39,343 9.00%, 11/15/2016                                        41,531
      79,869 9.00%, 11/15/2019                                        84,361
     242,616 9.00%, 12/15/2019                                       256,260

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             Wachovia Balanced Fund


  Principal
   Amount                                                            Value
------------------------------------------------------------------------------
 Mortgage Backed Securities--continued
             Government National Mortgage Association--
             continued
 $   134,506 9.00%, 1/15/2021                                     $    141,734
      27,462 9.00%, 4/15/2021                                           28,938
                                                                  ------------
             Total                                                  27,370,814
                                                                  ------------
             Tennessee Valley Authority--0.3%
   2,200,000 Tennessee Valley Authority, Bond, 5.28%, 9/14/2001      2,161,852
                                                                  ------------
             Total Mortgage Backed Securities (identified cost
             $89,336,514)                                           86,171,181
                                                                  ------------
 (2) U.S. Treasury Obligations--7.7%
             U.S. Treasury Bill--0.2%
   1,100,000 12/16/1999                                              1,098,636
                                                                  ------------
             U.S. Treasury Bonds--5.5%
   5,400,000 6.125%, 11/15/2027                                      5,141,826
  11,625,000 6.375%, 8/15/2027                                      11,423,423
  16,079,000 (2)7.125%, 2/15/2023                                   17,144,234
   1,900,000 8.125%, 8/15/2019                                       2,212,018
                                                                  ------------
             Total                                                  35,921,501
                                                                  ------------
             U.S. Treasury Notes--2.0%
   1,000,000 5.50%, 5/31/2000                                          999,370
   8,210,000 5.875%, 11/15/2005                                      8,076,588
   1,000,000 5.875%, 9/30/2002                                         995,160
   2,955,000 7.875%, 11/15/2004                                      3,161,850
                                                                  ------------
             Total                                                  13,232,968
                                                                  ------------
             Total U.S. Treasury Obligations (identified cost
             $52,125,657)                                           50,253,105
                                                                  ------------

 Shares or
 Principal
   Amount                                                          Value
 Closed-End Investment Companies--1.8%
     44,000 2002 Target Term Trust, Inc.                        $    596,750
    338,501 Blackrock 2001 Term Trust, Inc.                        3,004,196
     30,600 Blackrock Advantage Term Trust                           277,313
    222,900 Blackrock Strategic Term Trust, Inc.                   1,964,306
    329,711 Blackrock Target Term Trust                            3,152,861
     55,900 RCM Strategic Global Government Fund                     492,619
     12,500 TCW/DW Term Trust 2002                                   116,406
    124,800 TCW/DW Term Trust 2003                                 1,138,800
    153,700 Templeton Global Income Fund                             941,413
                                                                ------------
            Total Closed-End Investment Companies (identified
            cost $11,640,672)                                     11,684,664
                                                                ------------
 (3) Repurchase Agreement--1.5%
 $9,709,927 Goldman Sachs Group, LP, 5.60%, dated 11/30/1999,
            due 12/1/1999 (at amortized cost)                      9,709,927
                                                                ------------
            Total Investments (identified cost $529,476,986)    $648,428,856
                                                                ------------

(See Notes to Portfolios of Investments)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                  Wachovia Fixed Income Fund (Class A Shares)

   Growth of $10,000 Invested in Wachovia Fixed Income Fund (Class A Shares) The graph below illustrates the hypothetical investment of $10,000* in the
Wachovia Fixed Income Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 1999 compared to the Lehman Brothers Aggregate Bond Index (LBABI).+

                             [Please see Appendix A21]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBABI has been adjusted to reflect the reinvestment of dividends on securities in the index.

** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

+ The LBABI is an unmanaged index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. agency obligations, foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. The LBABI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                  Wachovia Fixed Income Fund (Class B Shares)

   Growth of $10,000 Invested in Wachovia Fixed Income Fund (Class B Shares) The graph below illustrates the hypothetical investment of $10,000* in the
Wachovia Fixed Income Fund (Class B Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1999 compared to the Lehman Brothers Aggregate Bond Index (LBABI).+

                             [Please see Appendix A22]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.00% on any redemption less than one year from the date of purchase. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBABI has been adjusted to reflect the reinvestment of dividends on securities in the index.

** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

+ The LBABI is an unmanaged index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. agency obligations, foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. The LBABI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                  Wachovia Fixed Income Fund (Class Y Shares)

   Growth of $10,000 Invested in Wachovia Fixed Income Fund (Class Y Shares) The graph below illustrates the hypothetical investment of $10,000* in the
Wachovia Fixed Income Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1999 compared to the Lehman Brothers Aggregate Bond Index (LBABI).+

                             [Please see Appendix A23]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The LBABI has been adjusted to reflect the reinvestment of dividends on securities in the index.

+ The LBABI is an unmanaged index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. agency obligations, foreign obligations, U.S. investment-grade corporate debt and mortgage-backed obligations. The LBABI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Fixed Income Fund
                            Portfolio of Investments

                               November 30, 1999

  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Asset-Backed Securities--7.3%
             Finance--7.3%
 $11,575,000 American Express Credit Account Master Trust,
             Series 1997-1, Class A, 6.40%, 4/15/2005              $ 11,506,245
   8,020,000 Carco Auto Loan Master Trust, Series 1999-4, Class
             A, 6.43%, 11/15/2004                                     7,971,880
     640,000 Chase Manhattan Credit Card Master Trust, Series
             1996-3, Class A, 7.04%, 2/15/2005                          643,597
   2,300,000 Circuit City Credit Card Master Trust, Series 1995-
             1, Class A, 6.375%, 8/15/2005                            2,298,114
   4,880,000 DLJ Commercial Mortgage Corp., Series 1999-CG1,
             Class A1B, 6.46%, 1/10/2009                              4,629,998
   3,250,000 Distribution Financial Services RV Trust, Series 1999-1, Class A5,
             5.97%, 8/15/2013 3,187,893
   2,905,762 Federal National Mortgage Association, Class J,
             7.00%, 2/25/2021                                         2,910,295
     942,042 First Plus Home Loan Trust, Series 1996-4, Class
             A4, 6.60%, 7/10/2010                                       940,619
   1,885,000 First USA Credit Card Master Trust, Series 1997-6, Class A, 6.42%,
             3/17/2005 1,876,744
   5,000,000 Prime Credit Card Master Trust, Series 1996-1,
             Class A, 6.70%, 7/15/2004                                5,003,100
                                                                   ------------
             Total Asset-Backed Securities (identified cost
             $41,520,603)                                            40,968,485
                                                                   ------------
 Collateralized Mortgage Obligations--1.9%
             Finance--1.9%
   2,000,000 Commercial Mortgage Asset Trust, Series 1999-C1,
             Class C, 7.35%, 8/17/2013                                1,878,880
   2,000,000 Criimi Mae CMBS Corp., Series 1998-1, Class A2,
             6.01%, 2/20/2005                                         1,847,030
   2,825,000 Deutsche Mortgage and Asset Receiving Corp., Series 1998-C1, Class
             D, 7.23%, 6/15/2031 2,455,321

  Principal
   Amount                                                             Value
 Collateralized Mortgage Obligations--continued
             Finance--continued
 $33,712,723 Deutsche Mortgage and Asset Receiving Corp., Series
             1998-C1, Class X, 1.254%, 2/15/2023                   $  1,706,707
   2,000,000 Nomura Asset Securities Corp., Series 1998-D6,
             Class A3, 6.98%, 3/17/2028                               1,846,040
  31,818,483 Nomura Asset Securities Corp., Series 1998-D6,
             Class ACS1, 1.65%, 3/17/2028                               782,098
                                                                   ------------
             Total Collateralized Mortgage Obligations
             (identified cost $15,534,930)                           10,516,076
                                                                   ------------
 Corporate Bonds--26.1%
             Banking & Finance--2.4%
   1,340,000 BB&T Corp., Sub. Note, 7.25%, 6/15/2007                  1,299,733
   3,559,087 Chase Manhattan Bank--First Union National, Series
             1999-1, Class A1, 7.13%, 7/15/2007                       3,547,556
     500,000 First Colony Corp., Sr. Note, 6.625%, 8/1/2003             490,575
   3,000,000 First National Bank of Commerce, Sr. Note, 6.50%,
             1/14/2000                                                3,002,010
   4,915,000 Landeskreditbank B-W, Sub. Note, 7.88%, 4/15/2004        5,070,806
                                                                   ------------
             Total                                                   13,410,680
                                                                   ------------
             Basic Materials--0.9%
     240,000 Armstrong World Industries, Inc., Deb., 9.75%,
             4/15/2008                                                  266,364
   1,405,000 Du Pont (E.I.) de Nemours & Co., Note, 6.875%,
             10/15/2009                                               1,383,293
     500,000 Du Pont (E.I.) de Nemours & Co., Sr. Note, 6.75%,
             9/1/2007                                                   490,580
   1,000,000 Du Pont (E.I.) de Nemours & Co., Unsecd. Note,
             Series G, 6.47%, 9/26/2002                                 997,440
   1,320,000 Nalco Chemical Co., Bond, 6.25%, 5/15/2008               1,167,104
     750,000 Temple-Inland, Inc., Unsecd. Note, 7.25%, 9/15/2004        734,753
                                                                   ------------
             Total                                                    5,039,534
                                                                   ------------

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Fixed Income Fund

  Principal
   Amount                                                            Value
------------------------------------------------------------------------------
 Corporate Bonds--continued
             Capital Goods--1.0%
 $ 5,670,000 Ingersoll-Rand Co., Note, 6.13%, 11/18/2027          $  5,595,099
                                                                  ------------
             Communication Services--1.0%
   5,100,000 AT&T Corp., Global Bond, 6.00%, 3/15/2009               4,682,361
   1,200,000 Sprint Capital Corp., Company Guarantee, 6.88%,
             11/15/2028                                              1,087,836
                                                                  ------------
             Total                                                   5,770,197
                                                                  ------------
             Consumer Cyclicals--0.7%
     500,000 General Motors Corp., Unsecd. Note, 7.10%,
             3/15/2006                                                 499,010
   3,000,000 Tribune Co., Note, 6.25%, 11/10/2026                    2,956,320
     500,000 Wal-Mart Stores, Inc., Unsecd. Note, 6.75%,
             5/15/2002                                                 501,120
                                                                  ------------
             Total                                                   3,956,450
                                                                  ------------
             Consumer Staples--0.6%
     500,000 Anheuser-Busch Cos., Inc., Unsecd. Note, 6.90%,
             10/1/2002                                                 498,295
     840,000 Archer-Daniels-Midland Co., Note, 6.625%, 5/1/2029        730,674
   2,000,000 McDonald's Corp., Sr. Note, 6.00%, 6/23/2012            1,971,660
                                                                  ------------
             Total                                                   3,200,629
                                                                  ------------
             Finance--14.4%
   2,135,000 Abbey National Bank PLC, London, Sub., 6.69%,
             10/17/2005                                              2,077,120
   1,000,000 American Express Co., Discount Note, 12/12/2000           930,557
   1,250,000 Bank of America Corp., Note, 6.625%, 6/15/2004          1,229,638
   1,000,000 Bank of America Corp., Sub. Note, 6.625%, 8/1/2007        962,260
   1,000,000 Bankers Trust Corp., Sr. Note, 6.75%, 10/3/2001           999,990
   1,220,000 Bankers Trust Corp., Sub. Note, 7.25%, 10/15/2011       1,170,871
   1,880,000 Bankers Trust Corp., Sub. Note, 7.375%, 5/1/2008        1,856,857
   1,975,000 Bear Stearns Cos., Inc., Sr. Note, 6.70%, 8/1/2003      1,939,450
   1,000,000 Beneficial Corp., Note, 6.20%, 12/4/2000                  998,680
   2,500,000 Commercial Credit Co., Unsecd. Note, 7.375%,
             4/15/2005                                               2,494,450

  Principal
   Amount                                                            Value
 Corporate Bonds--continued
             Finance--continued
 $   185,000 Deutsche Bank Financial, Inc., Bank Guarantee,
             7.50%, 4/25/2009                                     $    184,193
   5,000,000 Distribution Financial Services RV Trust, Series 1999-2, Class A4,
             6.480%, 10/15/2013 4,946,250
     755,000 First Union Corp., Sub. Note, 6.824%, 8/1/2026            753,724
     800,000 General Motors Acceptance Corp., Note, 6.30%,
             7/8/2002                                                  789,712
   3,000,000 Hanson Overseas B.V., Sr. Note, 7.375%, 1/15/2003       3,028,890
   2,000,000 Hartford Life, Inc., Note, 7.10%, 6/15/2007             1,963,040
     500,000 Heller Financial, Inc., Unsecd. Note, 5.625%,
             3/15/2000                                                 499,015
     500,000 Household Finance Corp., 6.40%, 6/17/2008                 469,600
   3,750,000 IBM Credit Corp., Sr. Note, 5.79%, 3/20/2010
             (Callable 3/20/2000 @100)                               3,745,425
   3,000,000 Ikon Capital Resources, Note, 6.94%, 5/21/2001          3,001,350
   2,000,000 Inter-American Development Bank, Deb., 8.88%,
             6/1/2009                                                2,274,900
   2,145,000 International Lease Finance Corp., Note, 5.625%,
             5/1/2002                                                2,087,964
   7,165,000 Lehman Brothers Holdings, Inc., Bond, 7.00%,
             5/15/2003                                               7,074,864
   1,000,000 Lehman Brothers Holdings, Inc., Sr. Note, 8.75%,
             3/15/2005                                               1,053,060
   1,375,000 Mercantile Bancorporation, Inc., 6.80%, 6/15/2001       1,373,708
   2,000,000 Merrill Lynch & Co., Inc., Bond, 6.00%, 7/15/2005       1,898,320
     500,000 Merrill Lynch & Co., Inc., Sr. Note, 7.00%,
             4/27/2008                                                 491,655
   2,000,000 Merrill Lynch & Co., Inc., Sr. Note, Series B,
             6.80%, 4/26/2001                                        2,006,820
   1,100,000 Metropolitan Life Insurance Co., 7.00%, 11/1/2005       1,075,591
   2,090,000 Morgan Stanley Group, Inc., Note, 6.88%, 3/1/2007       2,054,407
   4,000,000 Morgan Stanley, Dean Witter & Co., Sr. MTN, Series
             C, 5.875%, 2/28/2001                                    3,958,240

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Fixed Income Fund

  Principal
   Amount                                                    Value
------------------------------------------------------------------------------
 Corporate Bonds--continued
             Finance--continued
 $ 1,500,000 Morgan Stanley, Dean Witter & Co., Unsecd.
             Note, Series I, 7.07%, 2/10/2014             $  1,447,890
   2,250,000 National Rural Utilities Cooperative
             Finance Corp., Collateral Trust, 5.75%,
             11/1/2008                                       2,036,453
   2,100,000 Salomon, Inc., Note, 6.38%, 10/1/2004           2,035,341
   4,250,000 Smithkline Beecham Corp., Company
             Guarantee, 6.75%, 9/5/2000                      4,262,627
   4,700,000 Union Planters Corp., Sub. Note, 6.50%,
             3/15/2018                                       4,219,378
   2,000,000 Wells Fargo & Co., Sr. Note, Series H,
             6.75%, 6/15/2007                                1,934,360
   2,615,000 World Bank, Note, 5.00%, 11/28/2000             2,581,439
   3,000,000 Xerox Capital Trust I, Company Guarantee,
             8.00%, 2/1/2027                                 2,772,060
                                                          ------------
             Total                                          80,680,149
                                                          ------------
             Technology--1.8%
   3,000,000 Electronic Data Systems Corp., Note,
             7.125%, 10/15/2009                              2,962,290
   3,370,000 Motorola, Inc., Deb., 5.22%, 10/1/2097          2,170,819
   5,000,000 Motorola, Inc., Sr. Deb., 6.50%, 9/1/2025       4,898,600
                                                          ------------
             Total                                          10,031,709
                                                          ------------
             Utilities--3.3%
     500,000 Baltimore Gas & Electric Co., 1st Ref.
             Mtg., 6.50%, 2/15/2003                            495,575
   1,000,000 General Electric Capital Corp., 6.81%,
             11/3/2003                                       1,003,350
   2,500,000 General Electric Capital Corp., Note,
             8.85%, 4/1/2005                                 2,706,125
   4,469,372 General Services Administration--Rosecliff
             Realty, Note, 8.00%, 11/15/2008                 4,648,316
   5,000,000 National Fuel Gas Co., Note, 6.303%,
             5/27/2008                                       4,649,050

  Principal
   Amount                                                     Value
 Corporate Bonds--continued
             Utilities--continued
 $ 1,135,000 Ontario Hydro, Sr. Note, 6.10%, 1/30/2008     $  1,066,900
     250,000 Public Service Electric & Gas Co., 1st Ref.
             Mtg., Series FF, 7.875%, 11/1/2001                 254,005
   3,000,000 SCANA Corp., Sr. Note, Series B, 6.25%,
             7/8/2003                                         2,942,190
     500,000 Union Electric Co., 1st Mtg. Bond, 6.875%,
             8/1/2004                                           497,740
                                                           ------------
             Total                                           18,263,251
                                                           ------------
             Total Corporate Bonds (identified cost
             $147,425,190)                                  145,947,698
                                                           ------------
 Foreign Bonds--1.9%
             Finance--1.5%
   1,000,000 Israel AID, 5.63%, 9/15/2003                       963,800
   1,590,000 Israel AID, 6.125%, 3/15/2003                    1,562,286
   5,000,000 Israel AID, 8.00%, 11/15/2001                    5,129,550
   1,005,000 Province of Manitoba, 9.00%, 12/15/2000          1,030,788
                                                           ------------
             Total                                            8,686,424
                                                           ------------
             Utilities--0.4%
     500,000 GTE California, Inc. , Deb., Series A,
             5.625%, 2/1/2001                                   494,890
   1,820,000 GTE California, Inc. , Deb., Series G,
             5.50%, 1/15/2009                                 1,613,776
                                                           ------------
             Total                                            2,108,666
                                                           ------------
             Total Foreign Bonds (identified cost
             $10,764,592)                                    10,795,090
                                                           ------------
 Corporate Notes--1.3%
             Finance--1.3%
   5,000,000 BankUnited Financial Corp., Note, 5.40%,
             2/2/2004                                         4,699,850
   1,000,000 Caterpillar Financial Services Corp., MTN,
             6.50%, 10/15/2002                                  991,750
   1,750,000 Norwest Financial, Inc., Sr. Note, 6.625%,
             7/15/2004                                        1,725,185
                                                           ------------
             Total Corporate Notes (identified cost
             $7,692,103)                                      7,416,785
                                                           ------------

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Fixed Income Fund

  Principal
   Amount                                                      Value
------------------------------------------------------------------------
 U.S. Government Agencies--39.0%
             Federal Farm Credit Bank--0.3%
 $ 1,700,000 5.730%, 7/28/2003                              $  1,654,576
                                                            ------------
             Federal Home Loan Bank--2.2%
   1,000,000 6.520%, 4/2/2003                                    998,750
   1,000,000 6.050%, 11/26/2001                                  994,840
   4,300,000 5.765%, 6/11/2003                                 4,194,521
   2,000,000 5.720%, 8/25/2003                                 1,945,320
   1,500,000 5.625%, 6/2/2000                                  1,495,305
     500,000 5.500%, 1/21/2003                                   485,235
   2,000,000 5.485%, 3/23/2004                                 1,914,680
                                                            ------------
             Total                                            12,028,651
                                                            ------------
             Federal Home Loan Mortgage Corporation--2.1%
       6,682 12.50%, 7/1/2011                                      7,367
       2,438 12.50%, 3/1/2014                                      2,711
       1,762 12.50%, 2/1/2010                                      1,932
       8,355 11.00%, 10/1/2015                                     8,963
       1,504 11.00%, 10/1/2010                                     1,614
      13,828 9.50%, 7/1/2016                                      14,591
         737 9.50%, 2/1/2019                                         781
         403 9.50%, 2/1/2019                                         427
       5,612 9.00%, 5/15/2016                                      5,938
         821 9.00%, 1/1/2019                                         852
       1,010 9.00%, 1/1/2019                                       1,049
         811 8.50%, 8/1/2017                                         833
       5,497 8.50%, 7/1/2017                                       5,646
       6,348 8.25%, 10/1/2007                                      6,468
      28,956 8.00%, 4/1/2009                                      29,327
     795,592 8.00%, 2/1/2017                                     805,783
       4,309 8.00%, 2/1/2009                                       4,355
       8,296 8.00%, 12/1/2008                                      8,385
       1,342 8.00%, 1/1/2019                                       1,359
         472 8.00%, 1/1/2009                                         477
      13,377 8.00%, 1/1/2008                                      13,548
     500,000 7.75%, 11/7/2001                                    512,810
      25,341 7.50%, 9/1/2007                                      25,674
      95,997 7.50%, 2/1/2023                                      96,237
      62,564 7.50%, 2/1/2023                                      62,720
     187,073 7.50%, 2/1/2023                                     187,541
      54,359 7.50%, 2/1/2023                                      54,495
      72,423 7.50%, 2/1/2023                                      72,604
     487,570 7.00%, 6/1/2008                                     487,277
     693,471 7.00%, 2/1/2023                                     681,335
     171,695 7.00%, 1/1/2023                                     168,690
   1,653,286 6.50%, 8/1/2013                                   1,616,599
     107,218 6.50%, 7/1/2008                                     105,656

  Principal
   Amount                                                      Value
 U.S. Government Agencies--continued
             Federal Home Loan Mortgage
             Corporation--continued
 $   217,715 6.50%, 6/1/2008                                $    214,545
      75,562 6.50%, 6/1/2008                                      74,461
      11,193 6.50%, 6/1/2008                                      11,047
     405,241 6.50%, 6/1/2008                                     399,937
     427,023 6.50%, 5/1/2008                                     421,433
     446,768 6.50%, 4/1/2009                                     440,263
   1,198,571 6.50%, 11/1/2011                                  1,173,473
   1,000,000 6.05%, 9/15/2022                                    975,930
     304,961 6.00%, 10/1/2000                                    303,644
   3,000,000 5.75%, 7/15/2003                                  2,926,410
                                                            ------------
             Total                                            11,935,187
                                                            ------------
             Federal National Mortgage Association--24.7%
         179 12.50%, 9/1/2013                                        198
         190 9.50%, 7/1/2016                                         202
       1,342 9.50%, 7/1/2016                                       1,415
         299 9.00%, 1/1/2017                                         313
         149 8.50%, 2/1/2019                                         154
      20,890 8.00%, 9/1/2009                                      21,283
   1,188,632 8.00%, 7/1/2025                                   1,206,830
      31,072 8.00%, 6/1/2022                                      31,616
       2,240 8.00%, 11/1/2008                                      2,282
       4,451 8.00%, 1/1/2009                                       4,535
     182,126 7.50%, 6/1/2023                                     182,410
     260,612 7.50%, 6/1/2023                                     261,018
     703,973 7.50%, 5/1/2026                                     703,311
     371,103 7.50%, 4/1/2007                                     374,814
     414,354 7.50%, 12/1/2022                                    415,000
     624,784 7.50%, 1/1/2023                                     625,952
     184,913 7.50%, 1/1/2023                                     185,288
     262,073 7.50%, 1/1/2023                                     262,482
      89,362 7.50%, 1/1/2023                                      89,501
      84,908 7.50%, 1/1/2023                                      85,080
   3,554,808 7.10%, 12/1/2006                                  3,550,638
   4,985,435 7.00%, 8/1/2029                                   4,871,667
   2,272,411 7.00%, 11/1/2028                                  2,220,555
  14,985,389 7.00%, 10/1/2029                                 14,643,422
   4,394,220 6.94%, 4/1/2004                                   4,373,699
   6,282,644 6.90%, 4/1/2006                                   6,217,654
   2,112,232 6.50%, 9/1/2012                                   2,066,671
   2,555,395 6.50%, 9/1/2012                                   2,500,275
     865,498 6.50%, 8/1/2013                                     846,293
   1,000,000 6.50%, 7/29/2002                                    991,250
   1,689,244 6.50%, 7/1/2013                                   1,651,759
   6,886,331 6.50%, 7/1/2013                                   6,733,523

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Fixed Income Fund

  Principal
   Amount                                                        Value
--------------------------------------------------------------------------
 U.S. Government Agencies--continued
             Federal National Mortgage Association--continued
 $ 2,844,350 6.50%, 3/1/2029                                  $  2,712,799
  29,594,680 6.50%, 2/1/2029                                    28,225,926
   2,400,000 6.50%, 1/25/2014                                    2,321,232
   2,317,793 6.50%, 1/1/2028                                     2,210,595
   2,952,485 6.29%, 4/1/2008                                     2,805,467
   1,000,000 6.29%, 1/22/2008                                      940,000
   2,526,272 6.28%, 6/1/2009                                     2,385,089
   2,765,396 6.26%, 6/1/2009                                     2,530,338
     987,661 6.20%, 9/1/2008                                       931,398
   2,508,606 6.10%, 8/1/2008                                     2,352,217
   3,435,195 6.10%, 3/1/2008                                     3,229,223
   3,520,940 6.00%, 8/1/2013                                     3,372,392
   8,976,633 6.00%, 7/1/2013                                     8,597,909
   2,664,707 6.00%, 7/1/2013                                     2,552,283
   1,748,288 6.00%, 6/1/2013                                     1,674,528
   3,000,000 6.00%, 5/15/2008                                    2,852,820
  10,353,790 6.00%, 4/1/2013                                     9,936,325
   1,256,472 6.00%, 4/1/2011                                     1,208,173
     845,705 6.00%, 1/1/2009                                       819,124
     900,000 5.44%, 1/29/2001                                      892,827
                                                              ------------
             Total                                             137,671,755
                                                              ------------
             Government National Mortgage Association--9.7%
           8 12.25%, 5/15/2014                                           9
       6,437 11.00%, 9/15/2015                                       7,096
         107 11.00%, 11/15/2015                                        118
       1,010 11.00%, 11/15/2015                                      1,115
         841 10.50%, 8/15/2017                                         913
         469 10.50%, 11/15/2000                                        472
         181 10.50%, 11/15/2000                                        185
         744 10.50%, 10/15/2000                                        750
      22,082 9.50%, 9/15/2020                                       23,486
       8,729 9.50%, 9/15/2017                                        9,288
       2,632 9.50%, 7/15/2021                                        2,799
       1,370 9.50%, 7/15/2018                                        1,457
       4,491 9.50%, 7/15/2016                                        4,779
       2,279 9.50%, 7/15/2016                                        2,425
       9,501 9.50%, 6/15/2020                                       10,105
      67,325 9.50%, 6/15/2020                                       71,604
      20,145 9.50%, 6/15/2016                                       21,436
         906 9.50%, 5/15/2016                                          965
       1,062 9.50%, 5/15/2016                                        1,130
      10,806 9.50%, 5/15/2016                                       11,498
      11,005 9.50%, 4/15/2020                                       11,704
      15,695 9.50%, 4/15/2020                                       16,693

  Principal
   Amount                           Value
 U.S. Government Agencies--continued
             Government National Mortgage
             Association--continued
 $    15,209 9.50%, 12/15/2020   $     16,176
      98,323 9.50%, 12/15/2016        104,621
       2,273 9.50%, 12/15/2016          2,419
      14,014 9.50%, 11/15/2020         14,905
      12,989 9.50%, 10/15/2020         13,814
       6,323 9.50%, 10/15/2020          6,725
      39,965 9.50%, 10/15/2020         42,505
       8,773 9.50%, 10/15/2017          9,333
      19,221 9.00%, 9/15/2022          20,206
     161,720 9.00%, 9/15/2020         170,613
      90,076 9.00%, 9/15/2019          95,142
      18,342 9.00%, 9/15/2016          19,409
      13,151 9.00%, 9/15/2016          13,916
       1,025 9.00%, 9/15/2016           1,085
      11,989 9.00%, 9/15/2016          12,656
       8,235 9.00%, 9/15/2016           8,693
      45,301 9.00%, 8/15/2021          47,736
       5,707 9.00%, 8/15/2020           6,021
         860 9.00%, 8/15/2016             910
          71 9.00%, 8/15/2016              76
       4,201 9.00%, 7/15/2022           4,416
      68,426 9.00%, 7/15/2021          72,104
      22,843 9.00%, 7/15/2021          24,070
      58,032 9.00%, 7/15/2021          61,150
       8,119 9.00%, 7/15/2018           8,581
         235 9.00%, 7/15/2017             249
       1,401 9.00%, 7/15/2016           1,482
       7,628 9.00%, 7/15/2016           8,071
       9,980 9.00%, 7/15/2016          10,535
       9,985 9.00%, 6/15/2018          10,553
       2,316 9.00%, 6/15/2017           2,449
       6,323 9.00%, 6/15/2017           6,686
       3,089 9.00%, 6/15/2016           3,261
      11,996 9.00%, 6/15/2016          12,693
      58,617 9.00%, 5/15/2022          61,621
       8,275 9.00%, 5/15/2017           8,751
      10,829 9.00%, 5/15/2016          11,431
       5,340 9.00%, 5/15/2016           5,651
      66,112 9.00%, 4/15/2022          69,501
       1,939 9.00%, 4/15/2018           2,050
     121,220 9.00%, 3/15/2020         127,886
     156,087 9.00%, 3/15/2017         165,060
      64,690 9.00%, 2/15/2021          68,166
      12,467 9.00%, 2/15/2020          13,152
      68,340 9.00%, 2/15/2017          72,269
      15,821 9.00%, 12/15/2019         16,711

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Fixed Income Fund

  Principal
   Amount                           Value
---------------------------------------------
 U.S. Government Agencies--continued
             Government National Mortgage
             Association--continued
 $     2,111 9.00%, 12/15/2016   $      2,234
      50,995 9.00%, 11/15/2020         53,799
       7,896 9.00%, 11/15/2020          8,330
      16,403 9.00%, 11/15/2020         17,305
      10,182 9.00%, 11/15/2019         10,755
      21,537 9.00%, 11/15/2016         22,789
      21,497 9.00%, 11/15/2016         22,693
      29,107 9.00%, 10/15/2020         30,707
      21,135 9.00%, 10/15/2019         22,323
         269 9.00%, 10/15/2016            284
      17,084 9.00%, 10/15/2016         18,077
      29,751 9.00%, 10/15/2016         31,406
      15,688 9.00%, 10/15/2016         16,561
      23,152 9.00%, 1/15/2021          24,396
      48,066 9.00%, 1/15/2021          50,649
      10,883 9.00%, 1/15/2021          11,468
      23,924 9.00%, 1/15/2021          25,210
      17,267 9.00%, 1/15/2021          18,195
      18,363 9.00%, 1/15/2021          19,350
      14,956 9.00%, 1/15/2020          15,778
      43,665 9.00%, 1/15/2017          46,176
       2,247 9.00%, 1/15/2017           2,376
      16,559 9.00%, 1/15/2017          17,511
       5,866 9.00%, 1/15/2017           6,186
     133,983 9.00%, 1/15/2017         141,685
      20,424 9.00%, 1/15/2017          21,598
     269,928 8.50%, 9/15/2022         279,626
     380,692 8.50%, 9/15/2022         394,370
         653 8.50%, 9/15/2017             679
       1,989 8.50%, 7/15/2016           2,069
      16,745 8.50%, 6/15/2022          17,347
       3,425 8.50%, 6/15/2017           3,560
      54,626 8.50%, 6/15/2016          56,817
      11,825 8.50%, 6/15/2016          12,300
       7,515 8.50%, 6/15/2016           7,817
      53,363 8.50%, 5/15/2022          55,280
      19,412 8.50%, 5/15/2021          20,109
      14,489 8.50%, 5/15/2016          15,070
       3,060 8.50%, 4/15/2022           3,170
      27,302 8.50%, 12/15/2021         28,283
     203,613 8.50%, 11/15/2022        210,928
      33,198 8.50%, 11/15/2021         34,391
      12,695 8.50%, 11/15/2021         13,151
      41,210 8.50%, 11/15/2021         42,691
      88,695 8.00%, 9/15/2022          90,385
      97,509 8.00%, 9/15/2022          99,367

  Principal
   Amount                                                    Value
 U.S. Government Agencies--continued
             Government National Mortgage
             Association--continued
 $   193,129 8.00%, 9/15/2022                             $    196,810
     687,649 8.00%, 6/15/2023                                  700,755
       7,459 8.00%, 6/15/2017                                    7,637
       8,036 8.00%, 6/15/2004                                    8,157
     198,855 8.00%, 5/15/2022                                  202,645
      71,588 8.00%, 4/15/2022                                   72,952
     463,242 8.00%, 4/15/2017                                  474,239
       6,691 8.00%, 2/15/2017                                    6,849
     128,188 7.50%, 8/15/2022                                  128,387
      49,988 7.50%, 3/15/2023                                   50,051
      92,871 7.50%, 2/15/2023                                   92,987
      90,181 7.50%, 2/15/2023                                   90,294
      84,675 7.50%, 2/15/2022                                   84,807
      74,278 7.50%, 2/15/2022                                   74,394
     118,283 7.50%, 12/15/2022                                 118,467
      47,740 7.50%, 12/15/2022                                  47,815
      83,574 7.50%, 12/15/2022                                  83,705
      85,473 7.50%, 12/15/2022                                  85,606
      95,177 7.50%, 11/15/2022                                  95,325
     109,349 7.50%, 10/15/2022                                 109,519
     623,927 7.50%, 1/15/2024                                  624,507
   4,991,227 7.00%, 9/15/2029                                4,874,233
     571,702 7.00%, 6/15/2023                                  561,336
     600,566 6.50%, 5/15/2011                                  589,240
     939,891 6.50%, 5/15/2009                                  924,909
   2,091,454 6.50%, 4/15/2024                                2,004,533
   3,475,341 6.50%, 3/15/2029                                3,305,918
     695,741 6.50%, 3/15/2024                                  666,826
   3,434,975 6.50%, 11/20/2027                               3,256,803
   9,622,570 6.50%, 1/15/2029                                9,153,470
     978,801 6.00%, 5/15/2009                                  947,293
   5,951,505 6.00%, 3/15/2029                                5,497,702
   3,659,109 6.00%, 2/15/2029                                3,380,102
   3,119,526 6.00%, 2/15/2029                                2,881,662
   3,009,508 6.00%, 2/15/2029                                2,777,143
   6,825,691 6.00%, 1/15/2029                                6,305,231
                                                          ------------
             Total                                          54,183,097
                                                          ------------
             Total U.S. Government Agencies (identified
             cost $224,965,219)                            217,473,266
                                                          ------------
 U.S. Treasury Obligations--12.7%
             United States Treasury Notes--0.8%
     550,000 (2)5.75%, 8/15/2003                               543,296
   4,000,000 (2)5.875%, 11/15/2005                           3,935,000
                                                          ------------
             Total                                           4,478,296
                                                          ------------

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Fixed Income Fund

  Principal
   Amount
  or Shares                                                        Value
----------------------------------------------------------------------------
 U.S. Treasury Obligations--continued
             U.S. Treasury Bonds--11.9%
 $13,195,000 6.375%, 8/15/2027                                  $ 12,966,199
  40,100,000 6.75%, 8/15/2026                                     41,240,444
  10,720,000 8.00%, 11/15/2021                                    12,451,923
                                                                ------------
             Total                                                66,658,566
                                                                ------------
             Total U.S. Treasury Obligations (identified cost
             $74,632,993)                                         71,136,862
                                                                ------------
 Closed-End Investment Companies--7.3%
     265,250 2002 Target Term Trust, Inc.                          3,597,453
     356,845 Blackrock 1999 Term Trust                             3,613,056
     780,100 Blackrock 2001 Term Trust, Inc.                       6,923,388
      28,400 Blackrock Advantage Term Trust                          257,375
     570,900 Blackrock Strategic Term Trust, Inc.                  5,031,056
   1,379,000 Blackrock Target Term Trust                          13,186,688

  Principal
    Amount
  or Shares                                                          Value
 Closed-Ended Investment Companies--continued
        3,200 Nations Government Income Term Trust 2003           $     28,600
      652,500 RCM Strategic Global Government Fund                   5,750,156
       14,400 TCW/DW Term Trust 2002                                   134,100
       58,400 TCW/DW Term Trust 2003                                   532,900
      296,300 Templeton Global Income Fund                           1,814,838
                                                                  ------------
              Total Closed-End Investment Companies (identified
              cost $40,990,930)                                     40,869,610
                                                                  ------------
 (3) Repurchase Agreement--1.3%
 $  7,355,266 Goldman Sachs Group, LP, 5.60%, dated 11/30/1999,
              due 12/1/1999 (at amortized cost)                      7,355,266
                                                                  ------------
              Total Investments (identified cost $570,881,826)    $552,479,138
                                                                  ------------

(See Notes to Portfolios of Investments)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           Wachovia Intermediate Fixed Income Fund (Class A Shares)

Growth of $10,000 Invested in Wachovia Intermediate Fixed Income Fund (Class A
                                    Shares)
  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Intermediate Fixed Income Fund (Class A Shares) (the "Fund") from January 29, 1993 (start of performance) to November 30, 1999 compared to the Lehman Brothers Govt./Corp. Intermediate Index (LBGCII).+

                            [Please see Appendix A24]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCII has been adjusted to reflect the reinvestment of dividends on securities in the index.

**Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

+ The LBGCII is an unmanaged index generally representative of the performance of government and corporate bonds with maturities between 1 and 10 years. The LBGCII is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           Wachovia Intermediate Fixed Income Fund (Class Y Shares)

Growth of $10,000 Invested in Wachovia Intermediate Fixed Income Fund (Class Y
                                    Shares)
  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Intermediate Fixed Income Fund (Class Y Shares) (the "Fund") from March 29, 1998 (start of performance) to November 30, 1999 compared to the Lehman Brothers Govt./Corp. Intermediate Index (LBGCII).+
                             [Please see Appendix A25]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCII has been adjusted to reflect the reinvestment of dividends on securities in the index.

+ The LBGCII is an unmanaged index generally representative of the performance of government and corporate bonds with maturities between 1 and 10 years. The LBGCII is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    Wachovia Intermediate Fixed Income Fund
                            Portfolio of Investments

                               November 30, 1999

 Principal
   Amount                                                           Value
-----------------------------------------------------------------------------
 Asset-Backed Securities--6.7%
            Finance--6.7%
 $2,000,000 AT&T Universal Card Master Trust 1995-2, Class A,
            5.950%, 10/17/2002                                   $  1,993,120
  2,000,000 Chase Credit Card Owner Trust 1999-3, Class A,
            6.660%, 10/15/2004                                      1,981,780
    760,000 DLJ Commercial Mortgage Corp. 1999-CG1, Class A1B,
            6.460%, 1/10/2009                                         721,065
  1,135,000 Discover Card Master Trust I 1998-7, Class A,
            5.600%, 5/16/2006                                       1,086,047
  1,475,000 Distribution Financial Services RV Trust 1999-1,
            Class A5, 5.970%, 8/15/2013                             1,446,813
    100,000 MBNA Master Credit Card Trust II 1995-D, Class A,
            6.050%, 11/15/2002                                         99,906
  2,140,000 Premier Auto Trust 1998-1, Class A4, 5.700%,
            10/6/2002                                               2,119,263
                                                                 ------------
            Total Asset-Backed Securities (identified cost
            $9,626,843)                                             9,447,994
                                                                 ------------
 Collateralized Mortgage Obligations--1.3%
  1,581,817 Chase Manhattan Bank N.A., New York, Class A1,
            7.134%, 8/15/2031                                       1,576,692
  9,190,459 Nomura Asset Securities Corp. 1998-D6, Class ACS1,
            1.650%, 3/17/2028                                         225,902
                                                                 ------------
            Total Collateralized Mortgage Obligations
            (identified cost $1,815,349)                            1,802,594
                                                                 ------------
 Corporate Bonds--32.4%
            Bank--0.9%
    750,000 Citicorp, Sr. MTN, Series C, 6.650%, 5/15/2000            751,455
    500,000 Dresdner Bank AG, Frankfurt, Sub. Note, 6.625%,
            9/15/2005                                                 481,665
                                                                 ------------
            Total                                                   1,233,120
                                                                 ------------
            Basic Materials--1.2%
    750,000 Du Pont (E.I.) de Nemours & Co., Unsecd. Note,
            6.750%, 10/15/2002                                        752,828

 Principal
   Amount                                                          Value
 Corporate Bonds--continued
            Basic Materials--continued
 $1,000,000 Monsanto Co., Note, 6.000%, 7/1/2000                $    997,460
                                                                ------------
            Total                                                  1,750,288
                                                                ------------
            Communication Services--0.6%
    900,000 AT&T Corp., Global Bond, 6.000%, 3/15/2009               826,299
                                                                ------------
            Consumer Cyclicals--2.0%
    750,000 Coca Cola Enterprises, Inc., 5.750%, 11/1/2008           677,355
  1,000,000 Ford Motor Co., Note, 7.250%, 10/1/2008                  998,200
  1,300,000 Hasbro, Inc., 5.600%, 11/1/2005                        1,188,382
                                                                ------------
            Total                                                  2,863,937
                                                                ------------
            Consumer Non-Durables--0.7%
  1,000,000 Philip Morris Cos., Inc., 7.650%, 7/1/2008               968,530
                                                                ------------
            Finance--8.7%
  1,000,000 BankBoston, N.A., Sub. Note, 6.500%, 12/19/2007          944,730
  1,000,000 CIGNA Corp., Note, 7.400%, 5/15/2007                     988,140
  2,350,000 Ford Motor Credit Corp., Unsecd. Note, 6.250%,
            11/8/2000                                              2,343,162
    750,000 General Electric Capital Corp., Note, 5.500%,
            4/15/2002                                                730,523
  1,000,000 General Electric Capital Corp., Sr. Note, Series
            MTNA, 5.960%, 5/14/2001                                  992,130
  1,000,000 General Electric Capital Corp., Sr. Note, Series
            MTNA, 6.875%, 4/15/2000                                1,002,930
  1,000,000 J.P. Morgan & Co., Inc., Sub. Note, 6.000%,
            1/15/2009                                                912,260
  1,000,000 J.P. Morgan & Co., Inc., Sub. Note, 7.625%,
            9/15/2004                                              1,021,940
    500,000 McDonnell Douglas Finance Corp., Sr. Note, Series
            MTN, 6.830%, 5/21/2001                                   501,480
  1,000,000 Pitney Bowes Credit Corp., MTN, 6.780%, 7/16/2001      1,005,600
  1,000,000 State Street Boston Corp., 5.950%, 9/15/2003             958,920

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    Wachovia Intermediate Fixed Income Fund

 Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Corporate Bonds--continued
            Finance--continued
 $1,000,000 Union Planters Corp., Sub. Note, 6.500%, 3/15/2018     $    897,740
                                                                   ------------
            Total                                                    12,299,555
                                                                   ------------
            Financial Services--11.6%
  2,000,000 CIT Group, Inc., Sr. Note, 5.800%, 3/26/2002              1,949,520
  1,180,000 Chase Manhattan Corp., Sr. Note, 6.750%, 12/1/2004        1,169,026
  2,000,000 Countrywide Home Loans, Inc., Company Guarantee,
            6.050%, 3/1/2001                                          1,985,020
  1,500,000 First Union Corp., Note, 6.625%, 6/15/2004                1,468,215
  2,000,000 Fleet Credit Card LLC, Sub. Note, 7.000%, 8/1/2003        1,982,580
  1,000,000 KFW International Finance, Company Guarantee,
            8.250%, 11/30/2004                                        1,057,682
  1,000,000 Lehman Brothers Holdings, Inc., Note, 6.890%,
            10/10/2000                                                1,001,530
  1,000,000 Lehman Brothers Holdings, Inc., Note, 7.375%,
            5/15/2004                                                   996,960
  1,000,000 Merrill Lynch & Co., Inc., Bond, 6.000%, 7/15/2005          949,160
  1,000,000 Merrill Lynch & Co., Inc., Note, 6.000%, 2/12/2003          974,920
  1,000,000 Merrill Lynch & Co., Inc., Sr. MTN, Series B,
            5.710%, 1/15/2002                                           979,280
  1,000,000 Norwest Financial, Inc., Sr. Note, Series 2002,
            7.875%, 2/15/2002                                         1,022,750
  1,000,000 Salomon, Inc., Sr. Note, 7.300%, 5/15/2002                1,007,910
                                                                   ------------
            Total                                                    16,544,553
                                                                   ------------
            Healthcare--0.7%
  1,000,000 Bristol-Myers Squibb Co., Deb., 6.800%, 11/15/2026          940,920
                                                                   ------------
            Recreation--2.3%
  3,250,000 Disney (Walt) Co., Bond, Series B, 6.750%, 3/30/2006      3,198,715
                                                                   ------------
            Retail--0.8%
    265,000 Archer-Daniels-Midland Co., Note, 6.625%, 5/1/2029          230,510

 Principal
   Amount                                                            Value
 Corporate Bonds--continued
            Retail--continued
 $1,000,000 Wal-Mart Stores, Inc., Note, 5.875%, 10/15/2005       $    953,530
                                                                  ------------
            Total                                                    1,184,040
                                                                  ------------
            Technology--0.3%
    500,000 First Data Corp., Sr. MTN, Series D, 6.610%,
            6/9/2000                                                   500,855
                                                                  ------------
            Transportation--1.4%
  1,000,000 Burlington Northern, Inc., Equip. Trust, Series
            96AA, 7.460%, 9/24/2011                                    985,742
  1,000,000 CSX Corp., Deb., 7.050%, 5/1/2002                          999,340
                                                                  ------------
            Total                                                    1,985,082
                                                                  ------------
            Utilities--1.2%
    730,000 National Rural Utilities Cooperative Finance Corp.,
            Collateral Trust, 5.750%, 11/1/2008                        660,716
  1,000,000 SCANA Corp., MTN Note, Series B, 7.440%, 10/19/2004      1,018,910
                                                                  ------------
            Total                                                    1,679,626
                                                                  ------------
            Total Corporate Bonds (identified cost $48,349,435)     45,975,520
                                                                  ------------
 U.S. Government Agencies--32.8%
            Federal Farm Credit--1.4%
  2,080,000 5.750%, 9/1/2005                                         1,983,467
                                                                  ------------
            Federal Home Loan
            Bank System--5.2%
  1,000,000 5.280%, 1/6/2004                                           952,340
  2,000,000 6.250%, 8/13/2004                                        1,970,940
  1,500,000 6.405%, 4/10/2001                                        1,503,750
  1,890,000 7.010%, 4/19/2000                                        1,894,725
  1,030,000 8.090%, 12/28/2004                                       1,096,785
                                                                  ------------
            Total                                                    7,418,540
                                                                  ------------
            Federal Home Loan Mortgage Corporation--1.7%
  2,524,298 7.000%, 7/1/2029                                         2,468,284
                                                                  ------------
            Federal National Mortgage Association--19.9%
  2,958,000 5.125%, 2/13/2004                                        2,801,788
  2,000,000 5.460%, 11/3/2003                                        1,915,320
  3,683,796 6.000%, 8/1/2013                                         3,528,377
  1,000,000 6.240%, 9/7/2000                                         1,000,620
  3,184,481 6.500%, 7/1/2013                                         3,113,818

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    Wachovia Intermediate Fixed Income Fund


 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
 U.S. Government Agencies--continued
            Federal National Mortgage Association--continued
 $3,585,697 6.500%, 8/1/2028                                   $  3,419,859
  7,089,112 6.500%, 2/1/2029                                      6,761,241
  1,500,000 6.710%, 7/24/2001                                     1,508,430
  1,467,136 6.740%, 1/1/2004                                      1,452,435
  2,746,682 7.000%, 9/1/2027                                      2,687,436
                                                               ------------
            Total                                                28,189,324
                                                               ------------
            Government National Mortgage Association--4.2%
  1,485,940 6.000%, 2/15/2029                                     1,372,637
  1,266,819 6.000%, 2/15/2029                                     1,170,224
  1,222,141 6.000%, 2/15/2029                                     1,127,780
  2,416,867 6.000%, 3/15/2029                                     2,232,581
                                                               ------------
            Total                                                 5,903,222
                                                               ------------
            Other--0.4%
    600,000 Israel AID, Note, Series 3-C, 6.60%, 2/15/2008          592,932
                                                               ------------
            Total U.S. Government Agencies (identified cost
            $46,779,143)                                         46,555,769
                                                               ------------
 U.S. Treasury Obligations--16.7%
            United States Treasury
            Bonds--4.1%
  3,470,000 (2)6.125%, 11/15/2027                                 3,304,099
  1,600,000 7.125%, 2/15/2023                                     1,706,000
    675,000 7.250%, 5/15/2016                                       718,139
                                                               ------------
            Total                                                 5,728,238
                                                               ------------
            United States Treasury
            Notes--12.6%
  1,000,000 5.250%, 5/15/2004                                       966,090
  1,000,000 5.625%, 5/15/2008                                       956,720
    474,000 5.750%, 10/31/2000                                      473,630
    335,000 5.750%, 8/15/2003                                       330,916
    455,000 5.875%, 11/30/2001                                      453,935
  1,000,000 5.875%, 9/30/2002                                       995,160
  2,000,000 6.250%, 2/15/2003                                     2,008,120
  3,705,000 6.375%, 8/15/2002                                     3,733,936
    680,000 6.500%, 5/31/2002                                       687,439
    900,000 6.500%, 8/15/2005                                       911,529
  1,500,000 6.875%, 5/15/2006                                     1,547,805

 Principal
   Amount
 or Shares                                                         Value
 U.S. Treasury Obligations--continued
            United States Treasury
            Notes--continued
 $4,150,000 7.000%, 7/15/2006                                   $  4,310,813
    500,000 7.750%, 2/15/2001                                        510,310
                                                                ------------
            Total                                                 17,886,403
                                                                ------------
            Total U.S. Treasury Obligations (identified cost
            $23,951,998)                                          23,614,641
                                                                ------------
 Closed-End Investment Companies--5.9%
     26,155 2002 Target Term Trust, Inc.                             354,727
     98,427 Blackrock 1999 Term Trust, Inc.                          996,573
    235,965 Blackrock 2001 Term Trust, Inc.                        2,094,189
    146,167 Blackrock Strategic Term Trust, Inc.                   1,288,097
    104,905 Blackrock Target Term Trust, Inc.                      1,003,154
     50,000 TCW/DW Term Trust 2002                                   465,625
    228,550 TCW/DW Term Trust 2003                                 2,085,519
                                                                ------------
            Total Closed-End Investment Companies (identified
            cost $8,118,517)                                       8,287,884
                                                                ------------
 (3) Repurchase Agreement--2.9%
 $4,155,232 Goldman Sachs Group, LP, 5.60%, dated 11/30/1999,
            due 12/1/1999 (at amortized cost)                      4,155,232
                                                                ------------
            Total Investments (identified cost $142,796,517)    $139,839,634
                                                                ------------

(See Notes to Portfolios of Investments)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
            Wachovia Short-Term Fixed Income Fund (Class A Shares)

 Growth of $10,000 Invested in Wachovia Short-Term Fixed Income Fund (Class A
                                    Shares)
  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Short-Term Fixed Income Fund (Class A Shares) (the "Fund") from May 7, 1993 (start of performance) to November 30, 1999 compared to the Merrill Lynch 1-3 Year U.S. Treasury Index.+

                             [Please see Appendix A26]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to February 1, 1995. As of February 1, 1995, the Fund's maximum sales charge is 2.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The Merrill Lynch 1-3 Year U.S. Treasury Index has been adjusted to reflect the reinvestment of dividends on securities in the index.

** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

+ The Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index tracking short-term U.S. government securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch & Co., Inc. The Merrill Lynch 1-3 Year U.S. Treasury Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
            Wachovia Short-Term Fixed Income Fund (Class Y Shares)

 Growth of $10,000 Invested in Wachovia Short-Term Fixed Income Fund (Class Y
                                    Shares)
  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Short-Term Fixed Income Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1999 compared to the Merrill Lynch 1-3 Year U.S. Treasury Index.+

                             [Please see Appendix A27]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The Merrill Lynch 1-3 Year U.S. Treasury Index has been adjusted to reflect the reinvestment of dividends on securities in the index.

+ The Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index tracking short-term U.S. government securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch & Co., Inc. The Merrill Lynch 1-3 Year U.S. Treasury Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     Wachovia Short-Term Fixed Income Fund
                            Portfolio of Investments

                               November 30, 1999


 Principal
   Amount                                                             Value
------------------------------------------------------------------------------
 Asset-Backed Securities--2.0%
 $1,000,000 Distribution Financial Services RV Trust, Series
            1999-2, Class A4, 6.48%, 10/15/2013 (identified cost
            $999,781)                                              $   989,250
                                                                   -----------
 Collateralized Mortgage Obligations--2.0%
    969,323 Federal National Mortgage Association, Series 1993- 137, Class B,
            5.85%, 7/25/2000 (identified cost $966,143) 963,866
                                                                   -----------
 Corporate Bonds--35.7%
            Banking & Finance--7.1%
  1,000,000 Bank One, NA, 7.000%, 5/8/2000                           1,001,570
  2,500,000 NationsBank Corp., 5.750%, 3/15/2001                     2,471,900
                                                                   -----------
            Total                                                    3,473,470
                                                                   -----------
            Finance--14.3%
  2,000,000 Bankers Trust Corp., MTN, 5.850%, 5/11/2000              1,996,980
  2,000,000 General Motors Acceptance Corp., 6.850%, 6/17/2004       1,988,520
  1,000,000 Household Finance Corp., MTN, 6.125%, 7/15/2002            977,930
  2,000,000 Merrill Lynch & Co., Inc., 6.020%, 5/11/2001             1,982,020
                                                                   -----------
            Total                                                    6,945,450
                                                                   -----------
            Health Services--5.1%
  2,500,000 McKesson Corp., 6.600%, 3/1/2000                         2,500,550
                                                                   -----------
            Technology--9.2%
  1,500,000 Eastman Kodak Co., 6.500%, 8/15/2001                     1,491,900
  3,000,000 Xerox Corp., 5.750%, 7/21/2000                           2,991,573
                                                                   -----------
            Total                                                    4,483,473
                                                                   -----------
            Total Corporate Bonds (identified cost $17,523,395)     17,402,943
                                                                   -----------

 Principal
 Amount or
   Shares                                                        Value
 U.S. Government Agencies--20.6%
            Federal Home Loan Bank System--12.0%
 $6,000,000 5.735%, 7/22/2003                                 $ 5,842,500
                                                              -----------
            Federal National Mortgage Association--8.6%
  4,390,031 6.000%, 9/1/2013                                    4,204,816
                                                              -----------
            Total U.S. Government Agencies (identified cost
            $10,346,202)                                       10,047,316
                                                              -----------
 U.S. Treasury Obligations--25.4%
            United States Treasury Notes--25.4%
  1,000,000 5.500%, 12/31/2000                                    995,470
  1,000,000 5.500%, 1/31/2003                                     983,280
  2,000,000 5.625%, 12/31/2002                                  1,975,320
  3,000,000 5.750%, 4/30/2003                                   2,967,660
  2,000,000 5.750%, 8/15/2003                                   1,975,620
    200,000 6.250%, 8/31/2000                                     200,624
    750,000 6.250%, 10/31/2001                                    753,165
    500,000 6.250%, 8/31/2002                                     502,420
  1,000,000 6.375%, 3/31/2001                                   1,005,000
  1,000,000 6.500%, 5/31/2001                                   1,007,500
                                                              -----------
            Total U.S. Treasury Obligations (identified
            cost $12,621,687)                                  12,366,059
                                                              -----------
 Closed-End Investment Company--4.0%
    192,301 Black Rock 1999 Term Trust (identified cost
            $1,785,515)                                         1,947,048
                                                              -----------
 (3) Repurchase Agreement--9.0% $4,397,275 Goldman Sachs Group, LP, 5.600%,
 dated
            11/30/1999, due 12/1/1999 (at amortized cost)       4,397,275
                                                              -----------
            Total Investments (identified cost $48,639,998)   $48,113,757
                                                              -----------

(See Notes to Portfolios of Investments)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             Wachovia Georgia Municipal Bond Fund (Class A Shares)

  Growth of $10,000 Invested in Wachovia Georgia Municipal Bond Fund (Class A
                                    Shares)
  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Georgia Municipal Bond Fund (Class A Shares) (the "Fund") from December 23, 1994 (start of performance) to November 30, 1999 compared to the Lehman Brothers State General Obligation Bond Index (LBSGOBI) and the Lehman Brothers Municipal Bond Index (LBMBI).+


                             [Please see Appendix A28]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSGOBI and the LBMBI has been adjusted to reflect the reinvestment of dividends on securities in the index.

** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

+ The LBSGOBI is an unmanaged index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. The LBMBI is an unmanaged index generally representative of the performance of the municipal bond market as a whole. The investment adviser has elected to change the benchmark from LBSGOBI to LBMBI. The LBMBI is more representative of the securities typically held by the Fund. The indices are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             Wachovia Georgia Municipal Bond Fund (Class Y Shares)

  Growth of $10,000 Invested in Wachovia Georgia Municipal Bond Fund (Class Y
                                    Shares)
  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Georgia Municipal Bond Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1999 compared to the Lehman Brothers State General Obligation Bond Index (LBSGOBI) and the Lehman Brothers Municipal Bond Index (LBMBI).+

                             [Please see Appendix A28]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSGOBI and the LBMBI has been adjusted to reflect the reinvestment of dividends on securities in the index.

+ The LBSGOBI is an unmanaged index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. The LBMBI is an unmanaged index generally representative of the performance of the municipal bond market as a whole. The investment adviser has elected to change the benchmark from LBSGOBI to LBMBI. The LBMBI is more representative of the securities typically held by the Fund. The indices are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Georgia Municipal Bond Fund
                            Portfolio of Investments

                               November 30, 1999

 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--97.0%
            Georgia--96.8%
 $1,530,000 Alpharetta, GA Development Authority,
            University and College Improvement Revenue
            Bonds, 4.80% (Original Issue Yield: 4.925%),
            11/1/2018                                        AA    $  1,339,454
  2,000,000 Atlanta, GA Downtown Development Authority,
            Refunding Bonds, 6.00% (Original Issue
            Yield: 6.10%), 10/1/2006                         AA       2,096,380
    100,000 Atlanta, GA Downtown Development Authority,
            Refunding Revenue Bonds, 6.25% (Original
            Issue Yield: 6.435%), 10/1/2016                  AA         102,562
  1,500,000 Atlanta, GA Downtown Development Authority,
            Revenue Bonds, 6.75% (Trust Co. Bank
            LOC)/(Original Issue Yield: 6.95%),
            11/1/2014                                        Aa3      1,639,785
  3,500,000 Atlanta, GA, GO UT (Series A), 6.125%
            (Original Issue Yield: 6.18%), 12/1/2023         AA       3,786,160
    510,000 Atlanta, GA, Urban Residential Finance
            Authority, Dorm Facility Refunding Revenue
            Bonds, 5.70% (Morehouse College)/(MBIA INS),
            12/1/2010                                        AAA        528,039
     80,000 Brunswick, GA, Water & Sewer Refunding
            Revenue Bonds, 6.10% (MBIA INS)/(Original
            Issue Yield: 6.27%), 10/1/2019                   AAA         83,522
  1,490,000 Burke County, GA Development Authority, PCR
            Bonds, 7.50% (Oglethorpe Power Corp.)/(MBIA
            INS), 1/1/2003                                   AAA      1,558,346
     50,000 Chatham County, GA School District, GO UT,
            6.75% (MBIA INS), 8/1/2018                       AAA         54,620

 Principal                                                 Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
            Georgia--continued
 $          500,000 Cherokee County, GA Water & Sewer Authority, Refunding
            Bonds, 6.90% (MBIA INS)/(Original
            Issue Yield: 6.982%), 8/1/2018                   AAA   $    528,220
  1,400,000 Cherokee County, GA Water & Sewer Authority,
            Revenue Bonds, 4.75% (Original Issue Yield:
            4.99%), 8/1/2028                                 AAA      1,149,456
  1,835,000 Cherokee County, GA Water & Sewer Authority,
            Revenue Bonds, 5.20% (MBIA INS)/(Original
            Issue Yield: 5.30%), 8/1/2025                    AAA      1,683,282
  1,790,000 Clayton County & Clayton County, GA Water
            Authority, Refunding Revenue Bonds, 5.20%
            (MBIA INS)/(Original Issue Yield: 5.30%),
            5/1/2005                                         AAA      1,828,449
    100,000 Cobb County, GA Solid Waste Management
            Authority, Revenue Bonds, 6.35%, 1/1/2009        AAA        107,688
  3,750,000 Cobb County, GA, GO UT, 5.375% (Original
            Issue Yield: 5.50%), 1/1/2010                    AAA      3,801,375
  2,915,000 Cobb County, GA, Refunding Revenue Bonds
            (Series A), 5.20% (Original Issue Yield:
            5.25%), 7/1/2005                                 AA       2,979,305
  1,000,000 Cobb County, GA, Refunding Revenue Bonds,
            5.125% (Original Issue Yield: 5.55%),
            7/1/2008                                         AA       1,010,530
  2,000,000 Cobb-Marietta, GA Coliseum & Exhibit Hall
            Authority, Refunding Revenue Bonds, 5.625%
            (MBIA LOC)/(Original Issue Yield: 5.70%),
            10/1/2026                                        AAA      1,945,860
    500,000 Coweta County, GA Development Authority,
            School Improvements, 3.70% (AMBAC)/(Original
            Issue Yield: 3.85%), 12/1/1999                   AAA        499,995

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Georgia Municipal Bond Fund

 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            Georgia--continued
 $1,140,000 Coweta County, GA School System, GO UT
            Refunding Bonds, 5.40% (Original Issue
            Yield: 5.50%), 2/1/2003                          AAA   $  1,170,427
  1,000,000 Dalton, GA, Refunding Revenue Bonds, 5.00%
            (MBIA INS), 1/1/2004                             AAA      1,014,150
  2,000,000 Dalton, GA, Revenue Bonds, 5.00%, 1/1/2004       AAA      2,027,560
    150,000 De Kalb County, GA Development Authority, GO UT Bonds, 5.50%
            (Original Issue Yield:
            5.60%), 1/1/2016                                 AA+        146,782
  3,075,000 De Kalb County, GA Development Authority,
            Refunding Bonds (Series A), 6.00% (Original
            Issue Yield: 6.086%), 10/1/2014                  AA       3,178,136
  2,000,000 De Kalb County, GA School District, GO UT
            Bonds (Series A), 6.25%, 7/1/2010                AA       2,192,260
    200,000 De Kalb County, GA School District, GO UT
            Bonds (Series A), 6.25%, 7/1/2011                AA         219,464
  1,000,000 De Kalb County, GA School District, GO UT
            Refunding Bonds, 5.60% (Original Issue
            Yield: 5.70%), 7/1/2008                          AA       1,032,080
  3,055,000 De Kalb County, GA Water & Sewer, Refunding
            Revenue Bonds, 5.25% (Original Issue Yield:
            5.42%), 10/1/2023                                AA       2,793,950
    500,000 De Kalb County, GA, Refunding Revenue Bonds
            (Series A), 5.375% (Emory University),
            11/1/2005                                        AA         518,160
    100,000 Decatur, GA Housing Authority, Mortgage
            Refunding Revenue Bonds, 6.45% (FHA and MBIA
            INS)/(Original Issue Yield: 6.524%),
            7/1/2025                                         AAA        102,417
    500,000 Downtown Savannah, GA, Refunding Revenue
            Bonds (Series A), 4.95% (Original Issue
            Yield: 5.05%), 1/1/2006                          AA         502,095

 Principal                                                 Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
            Georgia--continued
 $1,995,000 Fayette County, GA School District, GO UT
            Bonds, 6.25%, 3/1/2005                           A+    $  2,132,974
    160,000 Fayette County, GA, Water Revenue Bonds
            (Series B), 6.20% (FGIC INS)/(Original Issue
            Yield: 6.30%), 10/1/2022                         AAA        170,528
     60,000 Forsyth County, GA School District, GO UT
            Bonds, 6.70%, 7/1/2012                           AA-         67,458
  1,000,000 Forsyth County, GA School District, GO UT
            Bonds, 6.75%, 7/1/2016                           AA-      1,117,010
  1,000,000 Forsyth County, GA School District, GO,
            Revenue Bond, 5.00%, 2/1/2004                    AA-      1,014,390
  1,880,000 Fulton County, GA Building Authority,
            Refunding Bonds (Series A), 5.80% (Original
            Issue Yield: 5.90%), 1/1/2005                    AA       1,968,604
     25,000 Fulton County, GA School District, GO UT
            Bonds, 5.60% (Original Issue Yield: 5.65%),
            1/1/2011                                         AA          26,302
  5,250,000 Fulton County, GA Water & Sewage System,
            Revenue Bonds, 4.75%, 1/1/2020                   AA-      4,503,293
    475,000 Fulton County, GA Water & Sewage System,
            6.25% (FGIC INS)/(Original Issue Yield:
            6.425%), 1/1/2007                                AAA        512,240
  1,000,000 Fulton County, GA Water & Sewage System,
            Refunding Revenue Bonds, 5.25% (FGIC
            LOC)/(Original Issue Yield: 4.974%),
            1/1/2014                                         AAA        973,270
    300,000 Fulton County, GA Water & Sewage System,
            Revenue Refunding Bonds, 5.625% (FGIC
            INS)/(Original Issue Yield: 5.75%), 1/1/2001     AAA        304,560
  2,000,000 Fulton De Kalb, GA Hospital Authority,
            Revenue Bonds, 5.50% (MBIA INS)/(Original
            Issue Yield: 5.85%), 1/1/2012                    AAA      2,010,860

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Georgia Municipal Bond Fund

 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            Georgia--continued
 $  300,000 Georgia Medical Center Hospital Authority,
            Refunding Revenue Anticipation Certificates
            (Series C), 5.90% (Columbus Regional
            Healthcare System)/(MBIA INS)/(Original
            Issue Yield: 5.95%), 8/1/2001                    AAA   $    307,755
    285,000 Georgia Municipal Electric Authority,
            Electric Power Refunding Revenue Bonds
            (Series B), 6.125% (FGIC INS)/(Original
            Issue Yield: 6.30%), 1/1/2014                    AAA        295,668
    500,000 Georgia Municipal Electric Authority,
            Refunding Bonds (Series B), 6.375% (Original
            Issue Yield: 6.45%), 1/1/2016                     A         509,725
  1,000,000 Georgia Municipal Electric Authority,
            Refunding Bonds (Series EE), 6.00% (AMBAC
            INS)/(Original Issue Yield: 6.47%), 1/1/2020     AAA      1,001,700
    505,000 Georgia State HFA, Refunding Revenue Bonds
            (Series A), 7.50% (FHA/VA mtgs GTD),
            6/1/2017                                         AA+        519,155
    500,000 Georgia State HFA, Refunding Revenue SFM Bonds (Subseries A-2),
            6.55% (FHA/VA mtgs
            GTD), 12/1/2027                                  AAA        507,965
    500,000 Georgia State Municipal Gas Authority,
            Revenue Bonds, 6.00%, 7/1/2004                   A-         524,935
  1,000,000 Georgia State Municipal Gas Authority,
            Revenue Bonds, 6.30% (Original Issue Yield:
            6.40%), 7/1/2009                                 A-       1,018,510
  2,000,000 Georgia State, GO UT (Series D), 6.80%,
            8/1/2005                                         AAA      2,212,080
  1,000,000 Georgia State, GO UT Bonds (Series A), 6.00%
            (Original Issue Yield: 6.40%), 2/1/2007          AAA      1,038,060
  1,300,000 Georgia State, GO UT Bonds (Series A),
            6.25%, 4/1/2008                                  AAA      1,418,352

 Principal                                                 Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
            Georgia--continued
 $1,000,000 Georgia State, GO UT Bonds (Series B),
            5.95%, 3/1/2004                                  AAA   $  1,054,490
    200,000 Georgia State, GO UT Bonds (Series B),
            7.20%, 3/1/2006                                  AAA        225,954
    765,000 Georgia State, GO UT Bonds (Series C),
            7.25%, 7/1/2004                                  AAA        848,852
    500,000 Georgia State, GO UT Bonds (Series D),
            6.80%, 8/1/2000                                  AAA        509,520
    200,000 Georgia State, GO UT Bonds (Series F),
            6.50%, 12/1/2007                                 AAA        221,742
  1,430,000 Georgia State, GO UT Bonds (Series A),
            6.25%, 4/1/2007                                  AAA      1,553,609
    500,000 Georgia State, GO UT Bonds (Series C), 6.50%
            (Original Issue Yield: 6.63%), 4/1/2006          AAA        547,495
  1,895,000 Gwinnett County, GA Housing Authority,
            Refunding Revenue Bonds (Series A), 5.50%
            (FNMA COL), 4/1/2026                             AAA      1,915,030
  1,100,000 Gwinnett County, GA, Water & Sewage Utility
            Certificates of Participation, 8.40%,
            8/1/2001                                         AAA      1,173,469
  1,000,000 Hall County, GA School District, GO UT
            Refunding Bonds, 4.50% (Original Issue
            Yield: 5.20%), 11/1/2014                         Aa3        869,970
  1,000,000 Hart County, GA School District, GO UT,
            4.25%, 4/1/2001                                  Aa2      1,000,020
  3,600,000 Henry County, GA Water & Sewer Authority,
            Revenue Bond, 5.00% (AMBAC INS)/(Original
            Issue Yield: 5.32%), 2/1/2026                    AAA      3,125,304
  1,000,000 Henry County, GA School District, GO UT
            Bonds (Series A), 6.45%, 8/1/2011                A+       1,095,750
  1,000,000 Henry County, GA School District, GO UT
            Bonds, 5.625% (MBIA INS), 8/1/2007               AAA      1,039,880
  1,000,000 Macon-Bibb County, GA Hospital Authority,
            Refunding Revenue Bond (Series A), 5.30%
            (FGIC INS), 8/1/2011                             AAA      1,013,400

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Georgia Municipal Bond Fund

 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            Georgia--continued
 $  500,000 Macon-Bibb County, GA Hospital Authority,
            Refunding Revenue Bond (Series C), 5.25%
            (FGIC INS), 8/1/2011                             AAA   $    504,525
    400,000 Marietta, GA Development Authority, Revenue Bonds (Series B), 5.75%
            (Life College, Inc.)/(CGIC LOC)/(Original Issue Yield:
            5.91%), 9/1/2014                                 AAA        404,320
  3,425,000 Marietta, GA, GO UT (Series A) School
            Improvement Bonds, 4.50% (Original Issue
            Yield: 4.88%), 2/1/2019                          AA-      2,842,476
    500,000 Meriwether County, GA School District, GO UT
            Bonds, 7.00% (FSA INS), 2/1/2007                 AAA        561,025
  4,000,000 Metropolitan Atlanta GA Rapid Transit
            Authority, Refunding Revenue Bonds (Series
            A), 6.90% (MBIA LOC), 7/1/2020                   AAA      4,440,000
    400,000 Newton County School District, GA, GO UT Bonds, 5.625% (FGIC
            INS)/(Original Issue
            Yield: 5.70%), 2/1/2013                          AAA        405,980
  1,000,000 Paulding County, GA School District, GO UT,
            (Series A), 6.625% (Original Issue Yield:
            6.75%), 2/1/2009                                  A       1,112,430
    100,000 Peach County, GA School District, GO UT Bonds, 6.30% (MBIA
            INS)/(Original Issue
            Yield: 6.35%), 2/1/2014                          AAA        108,809
  2,000,000 Private Colleges & Universities Facilities
            of GA, Refunding Revenue Bonds, 5.625%
            (Agnes Scott College Project)/(Original
            Issue Yield: 5.70%), 6/1/2023                    AA       1,921,960
  1,500,000 Private Colleges & Universities Facilities
            of GA, Revenue Bonds, 5.00% (Agnes Scott
            College Project)/(MBIA LOC)/(Original Issue
            Yield: 5.06%), 6/1/2024                          AAA      1,313,070

 Principal                                                 Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
            Georgia--continued
 $2,800,000 Private Colleges & Universities Facilities
            of GA, University and College Improvements,
            4.75% (Agnes Scott College Project)/(MBIA
            LOC)/ (Original Issue Yield: 5.079%),
            6/1/2028                                         AAA   $  2,300,228
  1,500,000 Rockdale County, GA School District, GO UT
            Bonds, 6.30%, 1/1/2007                           A1       1,611,990
  1,000,000 Rockdale County, GA School District, GO UT,
            6.20%, 1/1/2006                                  A1       1,071,290
  3,000,000 Rockdale County, GA Water & Sewer, (Series
            A), 5.375% (MBIA LOC), 7/1/2029                  AAA      2,755,230
    150,000 Savannah, GA Resources Recovery Development
            Authority, Refunding Revenue Bonds, 5.95%
            (Savannah Energy Systems Co.), 12/1/2002         A+         155,450
  2,335,000 Savannah, GA Resources Recovery Development
            Authority, Revenue Bonds, 6.30% (Savannah
            Energy Systems Co. Project), 12/1/2006           A+       2,424,617
    110,000 Savannah, GA Water & Sewage, Revenue Bonds,
            5.10% (Original Issue Yield: 5.55%),
            12/1/2010                                        AA-        109,205
  5,000,000 Upper Oconee Basin, GA Water Authority,
            Revenue Bonds, 5.25% (FGIC LOC)/(Original
            Issue Yield: 5.41%), 7/1/2027                    AAA      4,512,600
                                                                   ------------
            Total                                                   110,525,593
                                                                   ------------
 Puerto Rico--0.2%
     35,000 Puerto Rico Commonwealth Infrastructure Financing Authority, Revenue
            Bonds (Series A), 5.00% (AMBAC LOC)/(Original Issue Yield:
            5.28%), 7/1/2028                                 AAA         30,751
     30,000 Puerto Rico Electric Power Authority,
            Revenue Bonds (Series DD), 5.00% (MBIA
            INS)/(Original Issue Yield: 5.28%), 7/1/2028     AAA         26,358

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Georgia Municipal Bond Fund


 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            Puerto Rico--continued
 $          265,000 Puerto Rico Highway and Transportation Authority, Refunding
            Revenue Bonds (Series A), 5.00% (AMBAC LOC)/(Original Issue Yield:
            5.16%), 7/1/2028                                 AAA   $    232,826
                                                                   ------------
            Total                                                       289,935
                                                                   ------------
            Total Long-Term Municipals (identified cost
            $112,241,382)                                           110,815,528
                                                                   ------------


   Shares                                                             Value
 Open-End Investment Companies--1.4%
     17,221 AIM Global Management S\T Investments                  $     17,221
        617 Dreyfus Tax Exempt Money Market Fund                            617
    152,086 Federated Tax-Free Obligations Fund                         152,086
  1,440,557 Fidelity Tax Exempt Money Market Fund                     1,440,557
                                                                   ------------
            Total Open-End Investment Companies (at cost)             1,610,481
                                                                   ------------
            Total Investments (identified cost $113,851,863)       $112,426,009
                                                                   ------------

(See Notes to Portfolios of Investments)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
         Wachovia North Carolina Municipal Bond Fund (Class A Shares)

   Growth of $10,000 Invested in Wachovia North Carolina Municipal Bond Fund
                               (Class A Shares)
  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia North Carolina Municipal Bond Fund (Class A Shares) (the "Fund") from December 23, 1994 (start of performance) to November 30, 1999 compared to the Lehman Brothers State General Obligation Bond Index (LBSGOBI) and the Lehman Brothers Municipal Bond Index (LBMBI).+

                             [Please see Appendix A30]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSGOBI and the LBMBI has been adjusted to reflect the reinvestment of dividends on securities in the index.

** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

+ The LBSGOBI is an unmanaged index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. The LBMBI is an unmanaged index generally representative of the performance of the municipal bond market as a whole. The investment adviser has elected to change the benchmark from LBSGOBI to LBMBI. The LBMBI is more representative of the securities typically held by the Fund. The indices are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
         Wachovia North Carolina Municipal Bond Fund (Class Y Shares)

   Growth of $10,000 Invested in Wachovia North Carolina Municipal Bond Fund
                               (Class Y Shares)
  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia North Carolina Municipal Bond Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1999 compared to the Lehman Brothers State General Obligation Bond Index (LBSGOBI) and the Lehman Brothers Municipal Bond Index (LBMBI).+


                             [Please see Appendix A31]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSGOBI and the LBMBI has been adjusted to reflect the reinvestment of dividends on securities in the index.

+ The LBSGOBI is an unmanaged index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. The LBMBI is an unmanaged index generally representative of the performance of the municipal bond market as a whole. The investment adviser has elected to change the benchmark from LBSGOBI to LBMBI. The LBMBI is more representative of the securities typically held by the Fund. The indices are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Wachovia North Carolina Municipal Bond Fund
                            Portfolio of Investments

                               November 30, 1999

 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--96.8%
            North Carolina--95.3%
 $8,650,000 Appalachian State University, NC,
            Electricity, Light, Power, University and
            College Improvement Revenue Bonds, 6.20%
            (MBIA LOC)/(Original Issue Yield: 6.27%),
            5/15/2024                                        AAA   $  9,348,660
  1,030,000 Buncombe County, NC, GO UT Bonds, 4.90%
            (Original Issue Yield: 5.15%), 4/1/2014          AA         964,420
  1,400,000 Carteret County, NC, GO UT Bonds, 5.40%
            (MBIA INS)/ (Original Issue Yield: 5.60%),
            5/1/2015                                         AAA      1,373,386
  1,150,000 Carteret County, NC, GO UT School
            Improvements, 5.40% (MBIA LOC)/(Original
            Issue Yield: 5.50%), 5/1/2012                    AAA      1,164,386
  1,300,000 Carteret County, NC, GO UT School
            Improvements, 5.40% (MBIA LOC)/(Original
            Issue Yield: 5.55%), 5/1/2013                    AAA      1,304,498
  1,305,000 Carteret County, NC, GO UT School
            Improvements, 5.40% (MBIA LOC)/(Original
            Issue Yield: 5.55%), 5/1/2014                    AAA      1,296,544
  1,000,000 Centennial Authority, NC, Revenue Bonds,
            4.85% (FSA INS)/(Original Issue Yield:
            4.95%), 9/1/2009                                 AAA        977,220
  1,000,000 Charlotte, NC, (Series A) GO UT, 5.50%,
            7/1/2005                                         AAA      1,034,630
  1,960,000 Charlotte, NC, GO UT Bonds, 5.70%, 2/1/2007      AAA      2,066,291
  2,000,000 Charlotte, NC, GO UT Refunding Bonds (Series
            A), 5.50%, 7/1/2004                              AAA      2,065,320
  1,500,000 Charlotte, NC, GO UT Refunding Bonds, 5.00%
            (Original Issue Yield: 3.95%), 2/1/2001          AAA      1,515,150
  1,250,000 Charlotte, NC, GO UT Refunding Bonds, 5.00%
            (Original Issue Yield: 5.10%), 2/1/2009          AAA      1,253,100

 Principal                                                 Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
            North Carolina--continued
 $  840,000 Charlotte, NC, GO UT Refunding Bonds, 5.00%
            (Original Issue Yield: 5.15%), 2/1/2012          AAA   $    824,561
  3,000,000 Charlotte, NC, GO UT Refunding Bonds, 5.40%,
            6/1/2012                                         AAA      3,048,840
  2,205,000 Charlotte, NC, GO UT Refunding Bonds, 5.50%
            (Original Issue Yield: 5.55%), 7/1/2004          AAA      2,277,015
    900,000 Charlotte, NC, GO UT Water & Sewer Bonds
            (Series A), 5.30%, 4/1/2008                      AAA        925,263
  3,110,000 Charlotte, NC, GO UT Water & Sewer Bonds,
            4.75%, 2/1/2001                                  AAA      3,132,610
  9,200,000 Charlotte, NC, GO UT Water & Sewer Bonds,
            5.60%, 5/1/2018                                  AAA      9,745,652
  1,000,000 Charlotte, NC, GO UT, 5.00% (Original Issue
            Yield: 4.45%), 6/1/2003                          AAA      1,019,770
  1,000,000 Charlotte, NC, GO UT, 5.00% (Original Issue
            Yield: 5.10%), 2/1/2020                          AAA        902,770
  1,755,000 Charlotte, NC, GO UT, 5.00% (Original Issue
            Yield: 5.15%), 6/1/2024                          AAA      1,554,790
  3,675,000 Charlotte, NC, GO UT, 5.25% (Original Issue
            Yield: 4.35%), 2/1/2006                          AAA      3,778,929
  1,120,000 Charlotte, NC, GO UT, 5.50%, 5/1/2005            AAA      1,163,198
  5,050,000 Charlotte, NC, GO UT, 5.80%, 2/1/2014            AAA      5,363,706
  1,000,000 Charlotte, NC, GO UT, 5.90%, 2/1/2018            AAA      1,065,870
  3,500,000 Charlotte, NC, Public Improvements, 5.375%
            (Original Issue Yield: 5.50%), 6/1/2013          AA       3,460,310

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Wachovia North Carolina Municipal Bond Fund

 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            North Carolina--continued
 $2,000,000 Charlotte, NC, Refunding Bonds, 5.25% (AMBAC
            LOC)/(Original Issue Yield: 5.70%),
            12/1/2020                                        AAA   $  1,852,560
    960,000 Charlotte-Mecklenburg Hospital Authority,
            NC, Health System Refunding Revenue Bonds,
            5.75% (Original Issue Yield: 6.498%),
            1/1/2012                                         AA         969,149
  1,140,000 Charlotte-Mecklenburg Hospital Authority,
            NC, Refunding Bonds, 5.75% (Original Issue
            Yield: 6.50%), 1/1/2012                          AA       1,150,864
    860,000 Charlotte-Mecklenburg Hospital Authority,
            NC, PRF, 5.75% (Original Issue Yield:
            6.50%), 1/1/2012                                 AA         899,010
  1,190,000 Charlotte-Mecklenburg Hospital Authority,
            NC, Refunding Bonds, 6.00% (Original Issue
            Yield: 6.25%), 1/1/2005                          AA       1,237,231
  3,950,000 Charlotte-Mecklenburg Hospital Authority,
            NC, Refunding Revenue Bonds, 5.00% (Original
            Issue Yield: 5.05%), 1/15/2012                   AA       3,764,903
  1,500,000 Charlotte-Mecklenburg Hospital Authority,
            NC, Refunding Revenue Bonds, 5.00% (Original
            Issue Yield: 5.30%), 1/15/2017                   AA       1,338,525
    735,000 Charlotte-Mecklenburg Hospital Authority,
            NC, Refunding Revenue Bonds, 6.00% (Original
            Issue Yield: 6.25%), 1/1/2005                    AA         771,963
  1,000,000 Charlotte-Mecklenburg Hospital Authority,
            NC, Revenue Bonds, 5.60% (Original Issue
            Yield: 5.70%), 1/15/2009                         AA       1,023,170
  2,250,000 Concord, NC, (Series A) Multiple Utility
            Improvement Revenue Bonds, 5.00% (MBIA INS),
            12/1/2022                                        AAA      1,985,535

 Principal                                                 Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
            North Carolina--continued
 $          345,000 Concord, NC, Certificate of Participation, 5.60% (MBIA
            INS)/(Original Issue Yield:
            5.70%), 6/1/2005                                 AAA   $    356,609
    445,000 Concord, NC, Certificate of Participation,
            5.40% (MBIA INS)/(Original Issue Yield:
            5.50%), 6/1/2003                                 AAA        455,747
  2,600,000 Concord, NC, Revenue Bonds (Series A), 5.00%
            (MBIA INS), 12/1/2017                            AAA      2,362,724
  2,250,000 Cumberland County, NC Civic Center Project,
            (Series A), 6.40% (AMBAC INS)/(Original
            Issue Yield: 6.62%), 12/1/2024                   AAA      2,466,585
  2,000,000 Cumberland County, NC Hospital Facilities,
            Refunding Revenue Bonds, 4.00%, 10/1/2002        A-       1,950,960
  1,000,000 Cumberland County, NC Hospital Facilities,
            Refunding Revenue Bonds, 4.20% (Original
            Issue Yield: 4.25%), 10/1/2004                   A-         958,530
    210,000 Cumberland County, NC Hospital Facilities,
            Revenue Bonds, 6.00% (MBIA INS)/(Original
            Issue Yield: 6.84%), 10/1/2021                   AAA        216,430
  2,000,000 Cumberland County, NC Hospital Facilities,
            Refunding Revenue Bonds, 4.10%, 10/1/2003        A-       1,933,360
  1,000,000 Cumberland County, NC, Certificate of
            Participation (Series A), 6.375%, Civic
            Center Project)/(AMBAC INS)/(Original Issue
            Yield: 6.50%), 12/1/2010                         AAA      1,095,160
    615,000 Currituck County, NC, GO UT Bonds, 5.40%
            (MBIA INS), 4/1/2009                             AAA        632,896
    100,000 Durham County, NC, GO UT Bonds, 5.75%
            (Original Issue Yield: 5.95%), 2/1/2009          AAA        104,202

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Wachovia North Carolina Municipal Bond Fund

 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            North Carolina--continued
 $2,820,000 Durham County, NC, GO UT Bonds, 5.75%
            (Original Issue Yield: 5.95%), 2/1/2010          AAA   $  2,938,496
  4,400,000 Durham County, NC, GO UT Public Improvement
            Bonds, 5.90%, 4/1/2012                           AAA      4,582,512
  1,810,000 Durham County, NC, Refunding Bonds, 5.00%,
            5/1/2004                                         AA       1,835,340
  2,130,000 Durham County, NC, Refunding Bonds, 5.00%,
            5/1/2005                                         AA       2,153,579
  2,235,000 Durham County, NC, Refunding Bonds, 5.00%,
            5/1/2006                                         AA       2,251,383
  1,000,000 Durham County, NC, Refunding Bonds, 5.00%,
            5/1/2007                                         AA       1,002,110
  1,500,000 Durham County, NC, Refunding Bonds, 5.00%
            (Original Issue Yield: 5.18%), 5/1/2014          AA       1,415,235
  1,550,000 Durham, NC, GO UT Bonds, 5.20% (Original
            Issue Yield: 5.30%), 2/1/2008                    AAA      1,582,457
  2,000,000 Durham, NC, GO UT Revenue Bonds, 5.80%
            (Original Issue Yield: 5.95%), 2/1/2012          AAA      2,084,760
  8,950,000 Fayetteville, NC Public Works Commission,
            Refunding Revenue Bonds, 4.75% (FGIC
            INS)/(Original Issue Yield: 5.23%), 3/1/2014     AAA      8,114,965
  3,140,000 Forsyth County, NC, GO UT Bonds, 4.90%
            (Original Issue Yield: 5.00%), 3/1/2007          AAA      3,155,951
  2,510,000 Forsyth County, NC, GO UT Bonds, 5.40%
            (Original Issue Yield: 5.65%), 6/1/2006          AAA      2,594,813
  1,000,000 Forsyth County, NC, GO UT, 4.75%, 2/1/2005       AAA      1,006,090
    160,000 Franklin County, NC, Certificates of Participation, 6.10% (Jail &
            School Project)/(FGIC INS)/(Original Issue Yield:
            6.20%), 6/1/2003                                 AAA        168,290

 Principal                                                 Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
            North Carolina--continued
 $  310,000 Fremont, NC Housing Development Corp., First
            Lien Refunding Revenue Bonds, 6.75%
            (Torhunta Apts)/(FNMA COL), 7/15/2022            NR    $    318,764
  1,050,000 Gaston County, NC, GO UT Bonds, 5.20% (AMBAC
            INS)/(Original Issue Yield: 5.35%), 3/1/2014     AAA      1,022,805
  1,600,000 Gaston County, NC, GO UT Bonds, 5.20% (AMBAC
            INS)/(Original Issue Yield: 5.40%), 3/1/2015     AAA      1,538,432
  2,115,000 Gaston County, NC, GO UT Bonds, 5.20% (AMBAC
            INS)/(Original Issue Yield: 5.40%), 3/1/2016     AAA      2,017,266
  2,025,000 Gastonia, NC Combined Utilities System,
            Refunding Revenue Bonds, 4.75% (Original
            Issue Yield: 4.98%), 5/1/2015                    AAA      1,805,368
  2,000,000 Gastonia, NC Combined Utilities System,
            Refunding Revenue Bonds, 6.10% (MBIA
            INS)/(Original Issue Yield: 6.15%), 5/1/2019     AAA      2,152,620
    100,000 Gastonia, NC Combined Utilities System,
            Revenue Bonds, 6.00% (MBIA INS)/(Original
            Issue Yield: 6.10%), 5/1/2014                    AAA        107,235
    500,000 Gastonia, NC, GO UT Bonds, 5.30% (FGIC
            INS)/(Original Issue Yield: 5.40%), 6/1/2009     AAA        511,045
    500,000 Gastonia, NC, GO UT, 5.40% (MBIA INS),
            5/1/2011                                         AAA        510,190
  3,485,000 Greensboro, NC, Certificate of Participation
            (Series A), 5.625% (Original Issue Yield:
            6.05%), 12/1/2015                                AA       3,683,959
    105,000 Greensboro, NC, Certificates of
            Participation, 6.65% (Coliseum Arena
            Expansion Project)/ (Original Issue Yield:
            6.70%), 12/1/2004                                AA         111,562

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Wachovia North Carolina Municipal Bond Fund

 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            North Carolina--continued
 $2,200,000 Greensboro, NC, GO UT Bonds, 4.70% (Original
            Issue Yield: 4.80%), 4/1/2014                    AAA   $  2,006,664
  2,535,000 Greensboro, NC, GO UT Bonds, 4.70% (Original
            Issue Yield: 4.90%), 4/1/2016                    AAA      2,253,032
  2,455,000 Greensboro, NC, GO UT Bonds, 4.75% (Original
            Issue Yield: 4.95%), 4/1/2017                    AAA      2,176,554
  1,465,000 Greensboro, NC Enterprise System, Revenue
            Bonds, 6.50%, 6/1/2006                           AA-      1,601,421
  1,000,000 Greensboro, NC Enterprise System, Water &
            Sewer Improvements (Series A), 5.30% (MBIA
            INS)/(Original Issue Yield: 5.518%),
            6/1/2015                                         AAA        964,070
  2,500,000 Greensboro, NC Enterprise System, Water &
            Sewer Improvements (Series A), 5.375%
            (Original Issue Yield: 5.594%), 6/1/2019         AA-      2,361,550
  1,000,000 Guilford County, NC, GO UT, 6.10%, 2/1/2000      AA+      1,003,680
  1,400,000 Guilford County, NC, GO UT, 6.10%, 2/1/2001      AA+      1,431,304
  1,735,000 Harnett County, NC, Certificates of
            Participation, 5.90% (AMBAC INS), 12/1/2000      AAA      1,768,173
    500,000 Harnett County, NC, Certificates of
            Participation, 6.20% (AMBAC INS), 12/1/2009      AAA        532,405
    600,000 High Point, NC, GO UT Revenue Bonds, 5.60%,
            3/1/2008                                         AA         625,746
  1,980,000 Iredell County, NC Iredell Memorial
            Hospital, 5.125% (AMBAC INS)/(Original Issue
            Yield: 5.30%), 10/1/2013                         AAA      1,907,651
  5,000,000 Iredell County, NC, Certificates of
            Participation, 6.125% (FGIC INS)/(Original
            Issue Yield: 6.23%), 6/1/2007                    AAA      5,267,550

 Principal                                                 Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
            North Carolina--continued
 $1,130,000 Lee County, NC, GO UT, 5.00% (MBIA
            INS)/(Original Issue Yield: 5.05%), 4/1/2009     AAA   $  1,129,503
  1,725,000 Lee County, NC, GO UT, 5.00% (MBIA
            INS)/(Original Issue Yield: 5.15%), 4/1/2010     AAA      1,714,581
  2,700,000 Lee County, NC, GO UT, 5.00% (MBIA
            INS)/(Original Issue Yield: 5.20%), 4/1/2011     AAA      2,664,225
    100,000 Martin County, NC IFA, PCR Bonds, 6.80%
            (Weyerhaeuser Co.), 5/1/2024                      A         103,398
  1,925,000 Mecklenburg County, NC, GO UT (Series B),
            4.40% (Original Issue Yield: 4.60%),
            2/1/2013                                         AAA      1,717,466
  2,000,000 Mecklenburg County, NC, GO UT Bonds (Series
            A), 4.40% (Original Issue Yield: 4.65%),
            2/1/2014                                         AAA      1,754,560
  8,435,000 Mecklenburg County, NC, GO UT Bonds (Series
            B), 4.90% (Original Issue Yield: 5.10%),
            3/1/2011                                         AAA      8,252,382
  3,500,000 Mecklenburg County, NC, GO UT Bonds, 4.10%
            (Original Issue Yield: 4.25%), 4/1/2003          AAA      3,462,130
  4,405,000 Mecklenburg County, NC, GO UT Bonds, 4.80%
            (Original Issue Yield: 4.90%), 3/1/2009          AAA      4,330,115
  4,000,000 Mecklenburg County, NC, GO UT Bonds, 5.00%,
            4/1/2008                                         AAA      4,030,920
 10,000,000 Mecklenburg County, NC, GO UT Bonds, 5.40%,
            4/1/2007                                         AAA     10,307,400
  3,670,000 Mecklenburg County, NC, GO UT, 4.40%
            (Original Issue Yield: 4.45%), 2/1/2011          AAA      3,379,703
 13,000,000 Mecklenburg County, NC, GO UT, 4.40%,
            2/1/2010                                         AAA     12,157,470
  1,000,000 Moore County, NC, GO UT Bonds, 4.60% (MBIA
            INS)/(Original Issue Yield: 4.65%), 6/1/2011     AAA        940,370

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Wachovia North Carolina Municipal Bond Fund

 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            North Carolina--continued
 $1,675,000 Moore County, NC, GO UT Public Improvements, 4.90% (MBIA
            INS)/(Original Issue Yield:
            4.95%), 6/1/2015                                 AAA   $  1,544,601
  1,600,000 Moore County, NC, GO UT Public Improvement,
            4.90% (MBIA INS)/(Original Issue Yield:
            4.90%), 6/1/2014                                 AAA      1,497,472
  3,225,000 New Hanover County, NC Hospital, Revenue
            Bond, 4.75% (New Hanover Regal Medical)/
            (Original Issue Yield: 5.23%), 10/1/2023         AAA      2,704,517
    750,000 New Hanover County, NC PCR Financial
            Authority, Revenue Bond, 6.90% (Carolina
            Power & Light Co.), 4/1/2009                      A         767,460
  1,195,000 New Hanover County, NC, Certificate
            Participation, 4.80% (Original Issue Yield:
            4.90%), 12/1/2009                                AAA      1,161,982
  1,250,000 New Hanover County, NC, Certificate
            Participation, 4.90% (MBIA LOC)/(Original
            Issue Yield: 5.00%), 12/1/2010                   AAA      1,215,925
  1,315,000 New Hanover County, NC, Certificate
            Participation, 5.00% (MBIA LOC)/(Original
            Issue Yield: 5.05%), 12/1/2011                   AAA      1,286,570
  2,475,000 New Hanover County, NC, GO UT Bonds, 4.80%,
            2/1/2017                                         AA-      2,193,914
  2,475,000 New Hanover County, NC, GO UT Bonds, 4.90%,
            2/1/2018                                         AA-      2,205,967
  1,000,000 North Carolina Eastern Municipal Power
            Agency, (Series B), 7.00% (Original Issue
            Yield: 6.25%), 1/1/2008                           A       1,098,840
  1,650,000 North Carolina Eastern Municipal Power
            Agency, Refunding Revenue Bond (Series A), 5.75% (FSA LOC)/(Original
            Issue Yield:
            6.734%), 1/1/2019                                AAA      1,611,637

 Principal                                               Credit
   Amount                                                Rating*    Value
 Long-Term Municipals--continued
            North Carolina--continued
 $  100,000 North Carolina Educational Facilities
            Finance Agency, Refunding Revenue Bonds,
            6.00% (Davidson College)/ (Original Issue
            Yield: 6.20%), 12/1/2012                       AA    $    104,356
    450,000 North Carolina Educational Facilities
            Finance Agency, Revenue Bonds (Series B),
            4.25% (Duke University)/ (Original Issue
            Yield: 4.30%), 10/1/2003                       AA+        446,211
  1,000,000 North Carolina Educational Facilities
            Finance Agency, Revenue Bonds (Series C),
            6.75% (Duke University)/ (Original Issue
            Yield: 6.769%), 10/1/2021                      AA+      1,056,250
     20,000 North Carolina HFA, Multi-family Refunding
            Revenue Bonds (Series B), 6.90% (FHA INS),
            7/1/2024                                       NR          20,968
     85,000 North Carolina HFA, Revenue Bonds (Series
            Z), 6.60%, 9/1/2026                            AA          86,890
    750,000 North Carolina HFA, Revenue Bonds, 6.20%,
            3/1/2018                                       AA         757,140
  2,275,000 North Carolina HFA, Single Family Revenue
            Bonds, 6.45%, 9/1/2014                         AA       2,339,382
  1,000,000 North Carolina Medical Care Commission,
            Refunding Revenue Bond, 5.00% (Original
            Issue Yield: 5.03%), 10/1/2004                 AA       1,000,570
  4,000,000 North Carolina Medical Care Commission,
            Refunding Revenue Bond, 5.40% (Original
            Issue Yield: 5.75%), 2/15/2011                 A+       3,972,120
  6,335,000 North Carolina Medical Care Commission,
            Refunding Revenue Bond, 5.50% (Original
            Issue Yield: 6.10%), 5/1/2015                  AA       6,164,715
  1,355,000 North Carolina Medical Care Commission,
            Refunding Revenue Bonds, 4.625% (Rex
            Healthcare)/(Original Issue Yield: 4.93%),
            6/1/2011                                       AAA      1,239,215

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Wachovia North Carolina Municipal Bond Fund

 Principal                                                Credit
   Amount                                                 Rating*    Value
------------------------------------------------------------------------------
 Long-Term Municipals--continued
            North Carolina--continued
 $2,000,000 North Carolina Medical Care Commission,
            Refunding Revenue Bonds, 5.00% BANs,
            6/1/2013                                        AAA   $  1,882,840
     50,000 North Carolina Medical Care Commission,
            Refunding Revenue Bonds, 6.125% (Rex
            Hospital)/(Original Issue Yield: 6.219%),
            6/1/2010                                        A+          53,420
  6,240,000 North Carolina Medical Care Commission,
            Revenue Bond (Series C), 5.25% (Duke
            University Hospital)/(Original Issue Yield:
            5.72%), 6/1/2021                                AA       5,696,309
  8,000,000 North Carolina Medical Care Commission,
            Revenue Bond, 5.25% (Original Issue Yield:
            5.72%), 5/1/2026                                AA       7,098,400
  1,000,000 North Carolina Medical Care Commission,
            Revenue Bonds (Series C), 5.25% (Duke
            University Hospital)/(Original Issue Yield:
            5.65%), 6/1/2017                                AA         936,380
  5,000,000 North Carolina Medical Care Commission,
            Revenue Bonds, 4.75% (Firsthealth of the
            Carolina's)/(Original Issue Yield: 5.14%),
            10/1/2026                                       AA-      4,049,050
    525,000 North Carolina Medical Care Commission,
            Revenue Bonds, 5.20% (Moore Regional
            Hospital)/(FGIC INS)/(Original Issue Yield:
            5.30%), 10/1/2013                               AAA        504,483
  1,000,000 North Carolina Medical Care Commission,
            Revenue Bonds, 7.00% (Duke University
            Hospital)/(Original Issue Yield: 7.08%),
            6/1/2021                                        NR       1,058,480
  1,095,000 North Carolina Medical Care Commission,
            Refunding Revenue Bonds, 5.10% (Wilson
            Memorial Hospital)/(AMBAC INS)/(Original
            Issue Yield: 5.25%), 11/1/2009                  AAA      1,094,365

 Principal                                                 Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
            North Carolina--continued
 $1,525,000 North Carolina Medical Care Commission,
            Refunding Revenue Bonds, 5.20% (Wilson
            Memorial Hospital)/(AMBAC INS)/(Original
            Issue Yield: 5.35%), 11/1/2010                   AAA   $  1,525,030
    850,000 North Carolina Medical Care Commission,
            Refunding Revenue Bonds, 7.375%
            (Presbyterian Hospital)/(United States
            Treasury PRF)/(Original Issue Yield:
            7.417%), 10/1/2000 (Callable @102)               AAA        890,171
  3,680,000 North Carolina Municipal Power Agency No. 1,
            Refunding Revenue Bonds, 6.25% (Original
            Issue Yield: 6.477%), 1/1/2017                  BBB+      3,917,176
  3,500,000 North Carolina State, (Series A), 4.70%
            (Original Issue Yield: 4.30%), 2/1/2003          AAA      3,534,160
  2,225,000 North Carolina State, Capital Inprovement GO
            UT Bonds (Series A), 4.70%, 2/1/2006             AAA      2,221,685
  5,000,000 North Carolina State, GO (Series A), 4.50%,
            5/1/2006                                         AAA      4,924,550
  3,000,000 North Carolina State, GO (Series B), 4.50%
            (Original Issue Yield: 4.55%), 6/1/2005          AAA      2,980,530
  2,140,000 North Carolina State, GO UT (Series A),
            6.10%, 3/1/2001                                  AAA      2,190,996
  1,675,000 North Carolina State, GO UT (Series A),
            4.50%, 5/1/2005                                  AAA      1,664,213
  5,000,000 North Carolina State, GO UT (Series A),
            5.20% (Original Issue Yield: 5.45%),
            3/1/2015                                         AAA      4,822,550
    700,000 North Carolina State, GO UT (Series A),
            6.00% (Original Issue Yield: 5.85%),
            3/1/2000                                         AAA        703,675
  7,260,000 North Carolina State, GO UT Bonds (Series
            A), 4.70%, 2/1/2005                              AAA      7,286,354

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Wachovia North Carolina Municipal Bond Fund

 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            North Carolina--continued
 $5,000,000 North Carolina State, GO UT Bonds (Series
            A), 4.75%, 4/1/2006                              AAA   $  5,009,200
  5,000,000 North Carolina State, GO UT Bonds, 5.00%,
            5/1/2011                                         AAA      4,950,500
  1,000,000 North Carolina State, GO UT Bonds, 5.10%,
            3/1/2003                                         AAA      1,021,690
  1,000,000 North Carolina State, GO UT Refunding Bonds
            (Series C), 4.80% (North Carolina Prison
            Facilities)/(Original Issue Yield: 4.85%),
            3/1/2009                                         AAA        983,000
  2,850,000 North Carolina State, GO UT (Series A),
            4.75% (Original Issue Yield: 5.00%),
            2/1/2012                                         AAA      2,701,943
  4,575,000 North Carolina State, GO UT, 4.60% (Original
            Issue Yield: 3.72%), 4/1/2003                    AAA      4,604,966
  3,500,000 North Carolina State, GO UT, 4.60% (Original
            Issue Yield: 3.82%), 4/1/2004                    AAA      3,511,410
  1,000,000 North Carolina State, GO UT, 5.10%, 3/1/2008     AAA      1,014,380
    575,000 Onslow County, NC, GO UT Bonds, 5.70% (MBIA
            INS)/(Original Issue Yield: 5.85%), 3/1/2013     AAA        592,905
  2,500,000 Orange County, NC, GO UT Bonds, 5.50%
            (Original Issue Yield: 5.75%), 2/1/2013          AA+      2,524,325
  1,000,000 Piedmont Triad Airport Authority, NC, Bonds
            (Series A), 6.50% (MBIA INS)/ (Original
            Issue Yield: 6.55%), 7/1/2000                    AAA      1,014,790
  4,845,000 Piedmont Triad Airport Authority, NC, Bonds,
            5.00% (MBIA INS), 7/1/2008                       AAA      4,846,114
  1,250,000 Pitt County, NC, GO UT Bonds, 6.10%
            (Original Issue Yield: 6.25%), 6/1/2009          AA-      1,322,413
  3,000,000 Pitt County, NC, Refunding Bonds, 5.25%
            (Pitt County Memorial Hospital)/(Original
            Issue Yield: 5.85%), 12/1/2021                   NR       2,780,580

 Principal                                                 Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
            North Carolina--continued
 $3,000,000 Pitt County, NC, Refunding Bonds, 5.30%
            (Pitt County Memorial Hospital)/(Original
            Issue Yield: 5.40%), 12/1/2009                   Aaa   $  3,055,800
  2,380,000 Pitt County, NC, Refunding Revenue Bonds,
            5.10% (Pitt County Memorial Hospital)/
            (Original Issue Yield: 5.20%), 12/1/2007         NR       2,413,558
  3,635,000 Pitt County, NC, Refunding Revenue Bonds,
            5.20% (Pitt County Memorial Hospital)/
            (Original Issue Yield: 5.30%), 12/1/2008         NR       3,698,031
    350,000 Raleigh, NC, Certificate Participation
            Refunding Bonds, 5.00% (Cabarrus Street
            Parking Facilities Project)/(Original Issue
            Yield: 5.10%), 12/1/2009                         AA         343,658
    230,000 Raleigh, NC, Certificate Participation
            Refunding Bonds, 5.10% (Cabarrus Street
            Parking Facilities Project)/(Original Issue
            Yield: 5.20%), 12/1/2010                         AA         226,033
    400,000 Raleigh, NC, GO UT Refunding Bonds, 6.40%,
            3/1/2006                                         AAA        418,336
  2,945,000 Raleigh, NC, Refunding Bonds, 5.00%,
            4/1/2005                                         AAA      2,997,892
  2,905,000 Raleigh, NC, Revenue Bonds, 4.75% (Original
            Issue Yield: 5.04%), 3/1/2024                    AA+      2,442,204
  2,000,000 Raleigh, NC, Water Utility Improvement
            Revenue Bonds, 5.125% (Original Issue Yield:
            5.61%), 3/1/2022                                 AA+      1,801,140
    800,000 Randolph County, NC, Certificates of
            Participation, 4.875% (MBIA INS)/(Original
            Issue Yield: 5.05%), 6/1/2006                    AAA        802,208
    500,000 Robeson County, NC, GO UT Refunding Revenue
            Bonds, 4.90% (AMBAC INS), 2/1/2007               AAA        501,615
  1,025,000 Sanford, NC, GO UT Bonds, 4.90% (MBIA INS),
            3/1/2009                                         AAA      1,015,232

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Wachovia North Carolina Municipal Bond Fund

 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            North Carolina--continued
 $1,085,000 Shelby, NC Housing Development Corp.,
            Mortgage Revenue Bonds, 6.10% (Hickory Creek
            Apartments)/ (FHA INS), 2/1/2023                 AAA   $  1,088,841
  2,500,000 University of North Carolina at Chapel Hill,
            Hospital Revenue Bonds, 5.25%, 2/15/2026         AA       2,219,050
  6,220,000 University of North Carolina at Chapel Hill,
            Refunding Bonds, 5.00% (Original Issue
            Yield: 5.65%), 8/1/2011                          AA       6,135,781
  8,200,000 University of North Carolina at Chapel Hill,
            Utility Refunding Bonds, 5.00% (Original
            Issue Yield: 5.60%), 8/1/2010                    AA       8,149,242
  1,500,000 Wake County, NC Industrial Facilities &
            PCFA, (Series 1990A) Daily VRDNs (Carolina
            Power & Light Co.)/(Fuji Bank, Ltd., Tokyo
            LOC)                                             AA-      1,500,000
  1,000,000 Wake County, NC, GO UT Bonds, 4.50%
            (Original Issue Yield: 4.52%), 3/1/2008          AAA        968,760
  3,000,000 Wake County, NC, GO UT Bonds, 4.50%
            (Original Issue Yield: 4.72%), 3/1/2010          AAA      2,837,940
  4,000,000 Wake County, NC, GO UT Bonds, 4.50%,
            3/1/2002                                         AAA      4,020,360
  7,925,000 Wake County, NC, GO UT Bonds, 4.60%
            (Original Issue Yield: 4.87%), 3/1/2012          AAA      7,372,945
    500,000 Wake County, NC, GO UT Refunding Bonds,
            4.60% (Original Issue Yield: 4.70%),
            4/1/2004                                         AAA        501,630
    650,000 Wake County, NC, GO UT Refunding Bonds,
            4.70% (Original Issue Yield: 4.80%),
            4/1/2005                                         AAA        652,425
  7,400,000 Wake County, NC, GO UT, 4.50% (Original
            Issue Yield: 4.62%), 3/1/2009                    AAA      7,088,386

 Principal                                                 Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
            North Carolina--continued
 $1,375,000 Wake County, NC, Hospital Revenue Bonds,
            5.125% (MBIA INS)/(Original Issue Yield:
            5.35%), 10/1/2026                                AAA   $  1,259,308
    825,000 Winston-Salem, NC Water & Sewer System,
            Refunding Bonds, 5.00%, 6/1/2012                 AA+        800,745
  2,745,000 Winston-Salem, NC Water & Sewer System,
            Revenue Bonds, 4.80% (Original Issue Yield:
            4.90%), 6/1/2013                                 AA+      2,544,533
  3,350,000 Winston-Salem, NC Water & Sewer System,
            Revenue Bonds, 4.875% (Original Issue Yield:
            4.95%), 6/1/2014                                 AA+      3,093,725
  3,725,000 Winston-Salem, NC Water & Sewer System,
            Revenue Bonds, 5.00% (Original Issue Yield:
            5.03%), 6/1/2016                                 AA+      3,435,381
                                                                   ------------
            Total                                                   422,436,746
                                                                   ------------
            Puerto Rico--1.5%
     45,000 Puerto Rico Commonwealth Infrastructure Financing Authority, Revenue
            Bonds (Series A), 5.00% (AMBAC LOC)/(Original Issue Yield:
            5.28%), 7/1/2028                                 AAA         39,537
    400,000 Puerto Rico Electric Power Authority,
            (Series W), 5.00% (MBIA LOC)/(Original Issue
            Yield: 5.05%), 7/1/2004                          AAA        408,604
  2,955,000 Puerto Rico Electric Power Authority,
            Revenue Bonds (Series DD), 5.00% (MBIA
            INS)/(Original Issue Yield: 5.28%), 7/1/2028     AAA      2,596,233
  4,045,000 Puerto Rico Highway and Transportation
            Authority, Refunding Revenue Bonds (Series A), 5.00% (AMBAC
            LOC)/(Original Issue Yield:
            5.16%), 7/1/2028                                 AAA      3,553,897
                                                                   ------------
            Total                                                     6,598,271
                                                                   ------------
            Total Long-Term Municipals (identified cost
            $432,684,518)                                           429,035,017
                                                                   ------------

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Wachovia North Carolina Municipal Bond Fund

  Shares                                                    Value
---------------------------------------------------------------------
 Open-End Investment Companies--2.0%
 3,836,588 AIM Global Management Money Market Fund       $  3,836,588
 1,030,665 Dreyfus Tax Exempt Money Market Fund             1,030,665

  Shares                                                             Value
 Open-End Investment Companies--continued
   278,230 Federated Tax-Free Obligations Fund                    $    278,230
 3,796,045 Fidelity Tax Exempt Money Market Fund                     3,796,045
                                                                  ------------
           Total Open-End Investment Companies (at cost)             8,941,528
                                                                  ------------
           Total Investments (identified cost $441,626,046)       $437,976,545
                                                                  ------------

(See Notes to Portfolios of Investments)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
         Wachovia South Carolina Municipal Bond Fund (Class A Shares)

   Growth of $10,000 Invested in Wachovia South Carolina Municipal Bond Fund
                               (Class A Shares)
  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia South Carolina Municipal Bond Fund (Class A Shares) (the "Fund") from January 11, 1991 (start of performance) to November 30, 1999 compared to the Lehman Brothers State General Obligation Bond Index (LBSGOBI) and the Lehman Brothers Municipal Bond Index (LBMBI).+

                             [Please see Appendix A32]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSGOBI and the LBMBI has been adjusted to reflect the reinvestment of dividends on securities in the index.

** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

+ The LBSGOBI is an unmanaged index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. The LBMBI is an unmanaged index generally representative of the performance of the municipal bond market as a whole. The investment adviser has elected to change the benchmark from LBSGOBI to LBMBI. The LBMBI is more representative of the securities typically held by the Fund. The indices are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
         Wachovia South Carolina Municipal Bond Fund (Class Y Shares)

   Growth of $10,000 Invested in Wachovia South Carolina Municipal Bond Fund
                               (Class Y Shares)
  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia South Carolina Municipal Bond Fund (Class Y Shares) (the "Fund") from July 23, 1996 (start of performance) to November 30, 1999 compared to the Lehman Brothers State General Obligation Bond Index (LBSGOBI) and the Lehman Brothers Municipal Bond Index (LBMBI).+

                             [Please see Appendix A33]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSGOBI and the LBMBI has been adjusted to reflect the reinvestment of dividends on securities in the index.

 + The LBSGOBI is an unmanaged index comprised of all state general obligation debt issues and is compiled without regard to maturities. These bonds are rated A or better and represent a variety of coupon ranges. The LBMBI is an unmanaged index generally representative of the performance of the municipal bond market as a whole. The investment adviser has elected to change the benchmark from LBSGOBI to LBMBI. The LBMBI is more representative of the securities typically held by the Fund. The indices are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Wachovia South Carolina Municipal Bond Fund
                            Portfolio of Investments

                               November 30, 1999

  Principal                                                Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--98.4%
             South Carolina--98.1%
 $   540,000 Barnwell County, SC School District No. 45,
             GO UT Refunding Bonds, 5.60% (AMBAC
             INS)/(State Aid Withholding LOC)/ (Original
             Issue Yield: 5.65%), 2/1/2012                   AAA   $    548,710
     570,000 Barnwell County, SC School District No. 45,
             GO UT Refunding Bonds, 5.60% (AMBAC
             INS)/(State Aid Withholding LOC)/ (Original
             Issue Yield: 5.70%), 2/1/2013                   AAA        575,478
     850,000 Barnwell County, SC School District No. 45,
             GO UT, 5.40% (Original Issue Yield: 5.45%),
             2/1/2009                                        AAA        866,881
   1,600,000 Beaufort County, SC School District, GO UT,
             (Series B), 4.85% (MBIA INS), 3/1/2004          AAA      1,614,880
   1,300,000 Beaufort County, SC School District, GO UT,
             4.70%, 3/1/2006                                  AA      1,289,288
     500,000 Beaufort County, SC, Certificate of
             Participation, 5.00% (Hilton Head Airport),
             7/1/2001                                         NR        503,575
     675,000 Beaufort County, SC, Certificates of
             Participation, 7.125% (AMBAC INS)/
             (Original Issue Yield: 7.45%), 6/1/2012         AAA        698,976

  Principal                                               Credit
   Amount                                                 Rating*    Value
 Long-Term Municipals--continued
             South Carolina--continued
 $ 2,855,000 Beaufort-Jasper, SC Water & Sewer
             Authority, Waterworks and Sewer System
             Revenue Bonds, 5.90% (FGIC INS)/(Original
             Issue Yield: 6.00%), 3/1/2016                  AAA   $  2,884,035
     750,000 Berkeley County, SC Pollution Control
             Facilities, 6.50% (South Carolina Electric
             and Gas), 10/1/2014                              A        784,920
   1,500,000 Berkeley County, SC Water & Sewer,
             Refunding Revenue Bonds, 5.50% (MBIA
             INS)/(Original Issue Yield: 5.55%),
             6/1/2013                                       AAA      1,507,410
   2,420,000 Berkeley County, SC Water & Sewer,
             Refunding Revenue Bonds, 5.55% (MBIA
             INS)/(Original Issue Yield: 5.60%),
             6/1/2014                                       AAA      2,411,651
   1,040,000 Berkeley County, SC Water & Sewer,
             Refunding Revenue Bonds, 6.55% (MBIA INS),
             6/1/2002                                       AAA      1,091,574
   1,000,000 Camden, SC Public Utility, Revenue
             Refunding Bonds, 5.50% (MBIA INS)/
             (Original Issue Yield: 5.80%), 3/1/2022        AAA        946,550
   2,000,000 Cayce SC, Water and Sewer, Refunding
             Revenue Bond, 5.25% (AMBAC INS)/ (Original
             Issue Yield: 5.65%), 7/1/2015                  AAA      1,906,760

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Wachovia South Carolina Municipal Bond Fund

  Principal                                               Credit
   Amount                                                 Rating*    Value
------------------------------------------------------------------------------
 Long-Term Municipals--continued
             South Carolina--continued
 $ 1,105,000 Charleston County, SC Airport District,
             Airport System Refunding Revenue Bonds,
             4.75% (MBIA INS), 7/1/2015                     AAA   $    981,240
   1,950,000 Charleston County, SC Park & Recreational
             Community, Go UT, 5.20% (Original Issue
             Yield: 5.25%), 2/1/2002                        AA-      1,984,573
   1,000,000 Charleston County, SC School District,
             Certificate of Participation, 5.625%
             (Original Issue Yield: 5.761%), 2/1/2003         A      1,018,150
   3,000,000 Charleston County, SC School District, GO
             UT School Improvement, 4.00%, 2/1/2002          AA      2,976,990
   5,500,000 Charleston County, SC, 5.50% (Charleston
             Public Facilities Corp.)/(MBIA INS)/
             (Original Issue Yield: 5.70%), 12/1/2015       AAA      5,394,015
   3,495,000 Charleston County, SC, 6.00% (MBIA LOC)/
             (Original Issue Yield: 5.40%), 12/1/2009       AAA      3,734,827
     500,000 Charleston County, SC, 7.05%, 2/1/2002           A        512,205
   3,260,000 Charleston, SC Waterworks and Sewer, 5.00%
             (MBIA INS), 1/1/2022                           AAA      2,865,540
   1,000,000 Charleston, SC Waterworks and Sewer, 6.00%
             (Original Issue Yield: 6.242%), 1/1/2012       AA-      1,032,580

  Principal                                                Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
             South Carolina--continued
 $ 2,000,000 Charleston, SC Waterworks and Sewer,
             Refunding Revenue Bond, 5.50% (Original
             Issue Yield: 6.10%), 1/1/2008                   AA-   $  2,018,900
   7,030,000 Charleston, SC Waterworks and Sewer,
             Refunding Revenue Bond, 6.00% (AMBAC
             INS)/(Original Issue Yield: 6.201%),
             1/1/2016                                        AAA      7,127,717
   2,000,000 Charleston, SC Waterworks and Sewer,
             Refunding Revenue Bond, 6.00% (Original
             Issue Yield: 6.285%), 1/1/2018                  AA-      2,013,160
   4,295,000 Charleston, SC Waterworks and Sewer,
             Refunding Revenue Bonds, 5.125%, 1/1/2013       AA-      4,196,773
   9,500,000 Charleston, SC Waterworks and Sewer,
             Revenue Refunding Bonds, 4.50% (FGIC
             LOC)/(Original Issue Yield: 5.03%),
             1/1/2024                                        AAA      7,568,460
   1,900,000 Charleston, SC, Certificates of
             Participation, 5.00% (AMBAC INS)/ (Original
             Issue Yield: 5.39%), 9/1/2015                   AAA      1,741,483
   1,000,000 Charleston, SC, Certificates of
             Participation, 7.10% (MBIA INS)/(United
             States Treasury PRF), 6/1/2001
             (Callable @102)                                 AAA      1,059,710
     250,000 Charleston, SC, GO Bonds (Series A), 6.30%,
             9/1/2005                                         AA        262,367

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Wachovia South Carolina Municipal Bond Fund

  Principal                                               Credit
   Amount                                                 Rating*    Value
------------------------------------------------------------------------------
 Long-Term Municipals--continued
             South Carolina--continued
 $           1,155,000 Chester County, SC School District, GO UT, 5.30% (AMBAC
             INS)/(Original Issue Yield:
             5.45%), 2/1/2011                               AAA   $  1,157,957
     875,000 Chester County, SC School District, GO UT,
             6.85% (United States Treasury PRF)/
             (Original Issue Yield: 6.95%), 2/1/2012         AA        896,665
   1,140,000 Chester County, SC School District, GO UT,
             5.30% (AMBAC INS)/(Original Issue Yield:
             5.50%), 2/1/2012                               AAA      1,130,743
   1,125,000 Chester County, SC School District, GO UT,
             6.85% (United States Treasury PRF)/
             (Original Issue Yield: 6.90%), 2/1/2000
             (Callable @102)                                 AA      1,152,855
   1,000,000 Clover, SC School District No 2 York
             County, GO UT, 6.00%, 2/1/2001                  AA      1,019,700
   2,785,000 Clover, SC School District No 2 York
             County, GO UT, 6.10%, 2/1/2002                  AA      2,881,974
     840,000 College Francis Marion SC, Revenue State
             College Board Trustees, Refunding Revenue
             Bond, 7.00%, 4/1/2001                                     864,998
   1,000,000 Columbia, SC Waterworks & Sewer System,
             Refunding Revenue Bond, 5.30% (Original
             Issue Yield: 5.50%), 2/1/2006                   AA      1,021,430
   1,705,000 Columbia, SC Waterworks & Sewer System,
             Refunding Revenue Bond, 6.50% (Original
             Issue Yield: 6.55%), 2/1/2002                   AA      1,778,213

  Principal                                                Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
             South Carolina--continued
 $ 2,970,000 Columbia, SC Waterworks & Sewer System,
             Refunding Revenue Bonds, 5.70%, 2/1/2010         AA   $  3,115,797
   2,160,000 Columbia, SC Waterworks & Sewer System,
             Revenue Bonds, 5.00%, 2/1/2003                   AA      2,193,026
   2,000,000 Columbia, SC, Parking Facilities Refunding
             Revenue Bonds, 5.875% (AMBAC INS)/
             (Original Issue Yield: 6.007%), 12/1/2013       AAA      2,055,380
   1,250,000 Dillon County SC, Health Facilities,
             Refunding Revenue Bond, 6.25% (MBIA INS),
             6/1/2008                                        AAA      1,326,812
   1,065,000 Dorchester County, SC School District No.
             002, GO UT Bonds, 5.125% (FGIC INS)/
             (Original Issue Yield: 5.25%), 2/1/2012         AAA      1,042,294
   3,000,000 Dorchester County, SC School District No.
             002, GO UT Bonds, 5.20% (FGIC INS),
             2/1/2018                                        AAA      2,783,340
   2,250,000 Dorchester County, SC School District No.
             002, GO UT Bonds, 5.20% (FGIC INS)/
             (Original Issue Yield: 5.35%), 2/1/2017         AAA      2,104,965
   1,000,000 Dorchester County, SC School District No.
             002, GO UT, 5.50% (AMBAC INS)/ (Original
             Issue Yield: 5.55%), 1/1/2005                   AAA      1,028,450
     870,000 Edgefield County, SC School District, GO UT
             Bonds, 6.40% (FSA INS)/(Original Issue
             Yield: 6.60%), 2/1/2009                         AAA        933,762

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Wachovia South Carolina Municipal Bond Fund

  Principal                                                Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
             South Carolina--continued
 $ 1,155,000 Fairfield County, SC School District,
             Certificates of Participation, 5.50%
             (Fairfield Primary Geiger)/(Asset Guaranty
             GTD)/ (Original Issue Yield: 5.60%),
             3/1/2007                                         AA   $  1,170,396
   2,000,000 Fairfield County, SC, PCR Bonds, 6.50%
             (South Carolina Electric and Gas), 9/1/2014      A+      2,130,840
   1,000,000 Fairfield County, SC, PCR Bond, 6.50%
             (South Carolina Electric and Gas)/ (MBIA
             INS), 9/1/2014                                  AAA      1,068,110
   1,000,000 Florence County, SC Hospital, Refunding
             Revenue Bond, 5.25% (FGIC INS)/(Original
             Issue Yield: 5.457%), 11/1/2009                 AAA      1,001,720
   1,500,000 Florence County, SC Hospital, Revenue
             Bonds, 4.75% (Mcleod Regional Medical
             Center)/(MBIA INS)/ (Original Issue Yield:
             4.75%), 11/1/2027                               AAA      1,206,345
     500,000 Florence County, SC Hospital, Revenue Bonds, 6.75% (Mcleod Regional
             Medical Center)/(FGIC INS)/ (Original Issue Yield:
             7.00%), 11/1/2010                               AAA        522,275
   1,485,000 Florence County, SC, Law Enforcement
             Control Project, 5.70% (AMBAC INS)/
             (Original Issue Yield: 5.90%), 3/1/2003         AAA      1,537,242

  Principal                                                Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
             South Carolina--continued
 $ 1,220,000 Florence County, SC, Law Enforcement
             Control Project, 6.00% (AMBAC INS)/
             (Original Issue Yield: 6.15%), 3/1/2006         AAA   $  1,278,218
   1,600,000 Florence, SC Water & Sewer, Refunding
             Revenue Bond, 5.20% (AMBAC INS)/ (Original
             Issue Yield: 5.35%), 3/1/2007                   AAA      1,620,016
   3,805,000 Grand Strand Water & Sewage Authority, SC,
             Revenue Refunding Bonds, 6.375% (South
             Carolina Waterworks & Sewer System)/ (MBIA
             INS)/(Original Issue Yield: 6.508%),
             6/1/2012                                        AAA      4,203,003
   1,800,000 Grand Strand Water & Sewage Authority, SC,
             Waterworks & Sewer System Revenue Refunding
             Bonds, 6.00% (MBIA INS)/ (Original Issue
             Yield: 6.595%), 6/1/2019                        AAA      1,805,994
   1,230,000 Greenville County, SC, Certificate of
             Participation, PRF, 6.80% (AMBAC INS),
             3/1/2005                                        AAA      1,292,140
     500,000 Greenville County, SC, IRB, 7.10% (Lockheed
             Aeromod Center Incorporated Project),
             11/1/2011                                      BBB-        518,855
   1,000,000 Greenville, SC Hospital System Facilities,
             Refunding Revenue Bond, (Series A), 5.75%
             (Original Issue Yield: 6.00%), 5/1/2014          AA        998,490

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Wachovia South Carolina Municipal Bond Fund

  Principal                                                Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
             South Carolina--continued
 $10,250,000 Greenville, SC Hospital System Facilities,
             Refunding Revenue Bonds (Series B), 5.25%
             (Original Issue Yield: 6.125%), 5/1/2023         AA   $  9,129,983
     600,000 Greenville, SC Hospital System Facilities,
             Refunding Revenue Bonds, 5.75% (Original
             Issue Yield: 5.95%), 5/1/2013                    AA        603,348
  10,480,000 Greenville, SC Hospital System Facilities,
             Revenue Bonds (Series B), 5.25% (Original
             Issue Yield: 6.076%), 5/1/2017                   AA      9,621,269
     760,000 Greenville, SC Hospital System Facilities,
             Revenue Bonds, 7.00% (Greenville Health
             Corp.)/(Original Issue Yield: 7.454%),
             5/1/2017                                        AAA        784,464
   2,000,000 Greenville, SC Waterworks Revenue, Revenue
             Bonds, 5.50% (Original Issue Yield: 5.60%),
             2/1/2022                                         AA      1,902,540
   1,020,000 Greenwood County, SC Hospital, Refunding
             Revenue Bond, 5.875% (Self Memorial
             Hospital)/(MBIA INS)/ (Original Issue
             Yield: 6.112%), 10/1/2017                                1,017,674
   1,400,000 Greenwood SC, Combined Public Utility,
             Refunding Revenue Bond, 5.35% (AMBAC INS)/
             (Original Issue Yield: 5.45%), 12/1/2005        AAA      1,445,276

  Principal                                                Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
             South Carolina--continued
 $ 1,320,000 Greenwood SC, Combined Public Utility,
             Refunding Revenue Bond, 5.70% (AMBAC INS),
             12/1/2010                                       AAA   $  1,354,069
   1,125,000 Greer, SC Combined Utility System, Revenue
             Bonds, 4.75% (AMBAC LOC)/(Original Issue
             Yield: 4.85%), 9/1/2011                         AAA      1,064,227
   1,000,000 Hilton Head Island, SC Public Facilities
             Corp., Certificates of Participation, 5.40%
             (AMBAC INS)/ (Original Issue Yield:
             5.599%), 3/1/2009                               AAA      1,020,040
   2,000,000 Hilton Head Public Services District No. 1,
             SC, Water Workes & Sewer Refunding Revenue
             Bond, 5.50% (MBIA INS)/(Original Issue
             Yield: 5.80%), 8/1/2015                         AAA      1,971,980
   4,000,000 Hilton Head Public Services District No. 1,
             SC, Waterworks and Sewer Systems Revenue
             Bonds, 5.50% (MBIA INS)/(Original Issue
             Yield: 5.85%), 8/1/2020                         AAA      3,821,480
   2,350,000 Lancaster County, SC School District, GO
             UT, 5.25% (FSA INS)/ (Original Issue Yield:
             5.39%), 3/1/2014                                AAA      2,277,597
   1,960,000 Lancaster County, SC School District, GO UT, 6.50% (MBIA
             INS)/(Original Issue Yield:
             6.599%), 7/1/2008                               AAA      2,096,259

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Wachovia South Carolina Municipal Bond Fund

  Principal                                               Credit
   Amount                                                 Rating*    Value
------------------------------------------------------------------------------
 Long-Term Municipals--continued
             South Carolina--continued
 $ 3,650,000 Lancaster County, SC Water & Sewer
             District, Refunding Revenue Bond, 5.20%
             (FGIC INS)/(Original Issue Yield: 5.32%),
             5/1/2015                                       AAA   $  3,459,580
   1,030,000 Laurens County, SC Health Care Systems, GO
             UT, 5.70% (MBIA INS), 1/1/2008                 AAA      1,055,287
   1,025,000 Laurens County, SC School District Number
             055, GO UT, 5.50% (FGIC INS), 3/1/2016         AAA      1,006,027
   1,395,000 Laurens, SC Public Utility, Refunding
             Revenue Bond, 5.00% (FGIC INS)/(Original
             Issue Yield: 5.393%), 1/1/2018                 AAA      1,251,468
     655,000 Lexington & Richland Counties, SC School
             District No. 005, GO UT Bonds, 5.05% (MBIA
             INS), 3/1/2005                                 AAA        664,753
   4,000,000 Lexington County, SC Health Services District, Inc., Refunding
             Revenue Bonds, 5.125% (FSA INS)/(Original Issue Yield:
             5.50%), 11/1/2021                              AAA      3,516,400
   1,210,000 Lexington County, SC Health Services
             District, Inc., Revenue Bond, 6.60% (FSA
             INS)/(Original Issue Yield: 6.65%),
             10/1/2001                                      AAA      1,260,167

  Principal                                                Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
             South Carolina--continued
 $ 2,500,000 Lexington County, SC Health Services
             District, Inc., Revenue Bonds, 5.125% (FSA
             INS)/(Original Issue Yield: 5.53%),
             11/1/2026                                       AAA   $  2,157,475
     370,000 Lexington County, SC School Distict Number
             001, Prerefunded Certificate
             Participation,, 6.90% (MBIA INS), 9/1/2003      AAA        393,162
     805,000 Medical University of South Carolina,
             Hospital Facilities Revenue Bonds, 5.25%
             (MBIA INS)/(Original Issue Yield: 5.25%),
             7/1/2004                                        AAA        824,875
   3,750,000 North Charleston, SC Sewer District,
             Refunding Revenue Bond, 6.375% (MBIA
             INS)/(Original Issue Yield: 6.508%),
             7/1/2012                                        AAA      4,143,900
   3,100,000 North Charleston, SC Sewer District,
             Refunding Revenue Bonds (Series A), 6.00%
             (MBIA INS)/ (Original Issue Yield: 6.593%),
             7/1/2018                                        AAA      3,113,392
     500,000 North Charleston, SC Sewer District,
             Revenue Bonds (Series B), 6.00% (MBIA INS)/
             (Original Issue Yield: 6.593%), 7/1/2018        AAA        519,765
   2,075,000 North Charleston, SC, Certificate of
             Participation, 5.50% (FGIC INS)/(Original
             Issue Yield: 5.65%), 1/1/2002                   AAA      2,122,227

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Wachovia South Carolina Municipal Bond Fund

  Principal                                               Credit
   Amount                                                 Rating*    Value
------------------------------------------------------------------------------
 Long-Term Municipals--continued
             South Carolina--continued
 $ 1,670,000 North Charleston, SC, GO UT, 5.50%
             (Original Issue Yield: 5.60%), 8/1/2006        AA-   $  1,725,210
   1,000,000 North Charleston, SC, GO UT, 5.50%,
             8/1/2005                                       AA-      1,038,080
     275,000 Oconee County, SC School District, GO UT Bonds, 5.10% (MBIA
             INS)/(Original Issue
             Yield: 5.50%), 9/1/2013                        AAA        265,309
   1,000,000 Oconee County, SC School District, GO UT,
             5.00% (Original Issue Yield: 5.35%),
             9/1/2010                                       AAA        986,440
   1,155,000 Oconee County, SC School District, GO UT,
             5.10% (Original Issue Yield: 5.40%),
             9/1/2011                                       AAA      1,140,355
   1,090,000 Oconee County, SC School District, GO UT,
             5.10% (Original Issue Yield: 5.45%),
             9/1/2012                                       AAA      1,065,246
   2,500,000 Oconee County, SC, PCR Refunding Bonds,
             5.80% (Duke Energy Corp.), 4/1/2014            AA-      2,515,125
     590,000 Piedmont Municipal Power Agency, SC,
             Electricity Refunding Revenue Bonds, 6.85%
             (FGIC INS), 1/1/2007                           AAA        615,813
     290,000 Piedmont Municipal Power Agency, SC,
             Escrowed to Maturity, Refunding Revenue
             Bond, 6.50% (FGIC INS)/(Original Issue
             Yield: 6.625%), 1/1/2014                       AAA        320,409

  Principal                                               Credit
   Amount                                                 Rating*    Value
 Long-Term Municipals--continued
             South Carolina--continued
 $   970,000 Piedmont Municipal Power Agency, SC,
             Refunding Revenue Bonds (Series A), 6.375%
             (FGIC LOC)/ (Original Issue Yield: 6.45%),
             1/1/2006                                       AAA   $  1,038,404
     695,000 Piedmont Municipal Power Agency, SC,
             Refunding Revenue Bonds, 5.50% (MBIA
             INS)/(Original Issue Yield: 5.60%),
             1/1/2013                                       AAA        706,322
   1,000,000 Piedmont Municipal Power Agency, SC,
             Refunding Revenue Bonds, 6.50% (FGIC
             INS)/(Original Issue Yield: 6.88%),
             1/1/2011*                                      AAA      1,040,080
   1,325,000 Richland-Lexington Airport District,
             Airport & Marina Revenue Bonds, 6.125%
             (Columbia Metropolitan Airport)/(AMBAC
             INS)/(Original Issue Yield: 6.40%),
             1/1/2025                                       AAA      1,323,225
   1,000,000 Richland County, SC Hospital Facilities,
             Refunding Revenue Bond, (Series B), 5.00%
             (Richland Memoral Hospital)/(MBIA INS)/
             (Original Issue Yield: 5.15%), 6/1/2005        AAA      1,032,330
   1,000,000 Richland County, SC Hospital Facilities,
             Refunding Revenue Bond, 4.90% (Richland
             Memoral Hospital)/ (MBIA INS)/(Original
             Issue Yield: 5.05%), 6/1/2004                  AAA      1,029,120

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Wachovia South Carolina Municipal Bond Fund

  Principal                                                Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
             South Carolina--continued
 $ 2,435,000 Richland County, SC Hospital Facilities,
             Revenue Bonds (Series PG-A), 7.10%
             (Community Provider Pooled Loan Program)/
             (CGIC INS), 7/1/2005                            AAA   $  2,646,090
   3,175,000 Richland County, SC School District No.
             001, GO UT, 4.625%, 3/1/2022                     AA      2,631,504
     650,000 Richland County, SC Solid Waste Disposal
             Facilities, Revenue Bonds (Series A), 7.45%
             (Union Camp Corp. Project)/ (Original Issue
             Yield: 7.513%), 4/1/2021                       BBB+        684,158
   1,390,000 Richland County, SC, GO UT Refunding Bonds
             (Series B), 6.25% (State Aid Withholding
             LOC), 3/1/2001                                   AA      1,424,416
   1,645,000 Richland County, SC, GO UT, (Series C),
             5.80% (Original Issue Yield: 5.85%),
             3/1/2007                                         AA      1,708,958
   1,000,000 Richland County, SC, Refunding Revenue
             Bond, (Series C), 6.10%, 11/1/2004             BBB+      1,040,990
   1,000,000 Richland County, SC, Refunding Revenue
             Bond, (Series C), 6.20%, 11/1/2005             BBB+      1,041,330
   1,000,000 Richland County, SC, Refunding Revenue
             Bond, (Series C), 6.30%, 11/1/2006             BBB+      1,040,120
     130,000 Rock Hill, SC Housing Development Corp.,
             Multi-family Refunding Revenue Bonds,
             7.50%, 7/1/2010                                  NR        135,265

  Principal                                                Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
             South Carolina--continued
 $ 2,630,000 Rock Hill, SC Utility System, Refunding
             Revenue Bond, 5.25% (AMBAC INS)/ (Original
             Issue Yield: 5.40%), 1/1/2008                   AAA   $  2,659,666
   2,190,000 South Carolina Job Development Authority,
             (Series A) Refunding Bonds, 5.20% (South
             Carolina Baptist Hospital)/ (AMBAC LOC)/
             (Original Issue Yield: 5.30%), 8/1/2006         AAA      2,217,528
   2,000,000 South Carolina Job Development Authority,
             Revenue Bonds, 5.25% (Anderson Area Medical
             Center, Inc.)/ (MBIA INS)/(Original Issue
             Yield: 5.63%), 2/1/2015                         AAA      1,888,880
     500,000 South Carolina Resources Authority, Local
             Government Program, Revenue Bonds (Series
             A), 7.00%, 6/1/2003                              A+        516,565
   1,000,000 South Carolina State Educational Assistance
             Authority, Refunding Revenue Bonds (Series
             A-3), 5.80% (Original Issue Yield: 5.90%),
             9/1/2004                                        AAA      1,038,950
   1,000,000 South Carolina State Educational Assistance
             Authority, Refunding Revenue Bonds (Series
             B), 5.70% (Original Issue Yield: 5.75%),
             9/1/2005                                          A      1,030,000

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Wachovia South Carolina Municipal Bond Fund

  Principal                                                Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
             South Carolina--continued
 $ 3,475,000 South Carolina State Housing Finance &
             Development Authority, Refunding Revenue
             Bonds (Series A), 6.15%, 7/1/2008                AA   $  3,548,184
   1,200,000 South Carolina State Housing Finance &
             Development Authority, Revenue Bonds
             (Series A), 7.30% (FHA/VA mtgs GTD),
             7/1/2011                                         AA      1,250,592
   1,000,000 South Carolina State Housing Finance &
             Development Authority, Revenue Bonds
             (Series A-1), 6.45% (FHA/VA mtgs GTD),
             7/1/2017                                         NR      1,023,570
     500,000 South Carolina State Housing Finance &
             Development Authority, Revenue Bonds
             (Series C), 7.70% (FHA/VA mtgs GTD),
             7/1/2011                                         AA        512,480
     520,000 South Carolina State Housing Finance &
             Development Authority, Revenue Bonds
             (Series C), 7.75% (FHA/VA mtgs GTD),
             7/1/2022                                         AA        533,910
   1,000,000 South Carolina State Ports Authority,
             Revenue Bonds, 6.50% (AMBAC INS)/ (Original
             Issue Yield: 6.75%), 7/1/2006                   AAA      1,052,540
   1,000,000 South Carolina State Ports Authority,
             Revenue Bonds, 6.625% (AMBAC INS)/(Original
             Issue Yield: 6.823%), 7/1/2011                  AAA      1,054,440

  Principal                                                Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
             South Carolina--continued
 $   525,000 South Carolina State Ports Authority,
             Revenue Bonds, 6.75% (AMBAC INS)/ (Original
             Issue Yield: 6.90%), 7/1/2021                   AAA   $    554,568
   2,495,000 South Carolina State Public Service
             Authority, (Series C) Refunding Revenue
             Bonds, 5.125% (Original Issue Yield:
             5.47%), 1/1/2032                                AAA      2,128,135
   5,000,000 South Carolina State Public Service
             Authority, (Series D) Electric Light and
             Power Improvements, 6.625% (Original Issue
             Yield: 6.70%), 7/1/2031                         AAA      5,362,700
   5,000,000 South Carolina State Public Service
             Authority, Electric, Light, & Power
             Improvement Refunding Revenue Bonds, 7.10%,
             7/1/2021                                        AAA      5,310,500
   2,200,000 South Carolina State Public Service
             Authority, Refunding Revenue Bond, (Series
             B), 5.875% (FGIC INS)/(Original Issue
             Yield: 6.19%), 1/1/2023                         AAA      2,161,698
   2,500,000 South Carolina State Public Service
             Authority, Refunding Revenue Bond, (Series
             C), 5.00% (AMBAC INS)/(Original Issue
             Yield: 5.25%), 1/1/2014                         AAA      2,346,950

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Wachovia South Carolina Municipal Bond Fund

  Principal                                               Credit
   Amount                                                 Rating*    Value
------------------------------------------------------------------------------
 Long-Term Municipals--continued
             South Carolina--continued
 $ 2,585,000 South Carolina State Public Service
             Authority, Refunding Revenue Bond, 5.125%
             (MBIA INS)/(Original Issue Yield: 5.40%),
             1/1/2021                                       AAA   $  2,289,741
   2,250,000 South Carolina State Public Service Authority, Refunding Revenue
             Bond, 5.50% (AMBAC INS)/ (Original Issue Yield:
             5.834%), 1/1/2023                              AAA      2,093,040
   2,500,000 South Carolina State Public Service
             Authority, Refunding Revenue Bonds(Series
             A), 5.125% (MBIA INS)/(Original Issue
             Yield: 5.35%), 1/1/2032                        AAA      2,132,400
   1,000,000 South Carolina State Public Service
             Authority, Refunding Revenue Bonds, 5.00%
             (MBIA INS)/(Original Issue Yield: 5.15%),
             1/1/2014                                       AAA        938,780
   2,500,000 South Carolina State Public Service Authority, Refunding Revenue
             Bonds, 5.00% (MBIA LOC)/(Original Issue Yield: 5.20%),
             1/1/2025                                       AAA      2,136,100
   1,000,000 South Carolina State Public Service
             Authority, Revenue Bond, (Series D), 5.80%
             (Santee Cooper), 7/1/2000                      AA-      1,009,970
   2,000,000 South Carolina State Public Service
             Authority, Revenue Bond, 5.00% (MBIA
             INS)/(Original Issue Yield: 5.20%),
             1/1/2015                                       AAA      1,850,900

  Principal                                                Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
             South Carolina--continued
 $ 1,950,000 South Carolina State Public Service
             Authority, Revenue Bonds (Series D), 6.50%
             (Santee Cooper)/(AMBAC INS)/(Original Issue
             Yield: 6.553%), 7/1/2014                        AAA   $  2,085,564
   2,500,000 South Carolina State Public Service
             Authority, Revenue Refunding Bonds, 5.00%
             (FGIC INS)/ (Original Issue Yield: 5.30%),
             1/1/2018                                        AAA      2,242,775
   1,040,000 South Carolina State, (Series A) GO UT
             Highway Improvement Bonds, 4.50%, 4/1/2020 AAA 863,938 2,540,000
   South Carolina State, GO UT (Series A)
             Highway Improvement Bonds, 4.50% (Original
             Issue Yield: 4.90%), 2/1/2010                   AAA      2,401,748
   2,625,000 South Carolina State, GO UT (Series A)
             Highway Improvement Bonds, 4.50% (Original
             Issue Yield: 4.95%), 2/1/2011                   AAA      2,446,343
     800,000 South Carolina State, GO UT (Series A)
             Highway Improvement Bonds, 4.50%, 4/1/2021      AAA        659,528
   1,000,000 South Carolina State, GO UT (Series A),
             6.20% (Original Issue Yield: 4.75%),
             2/1/2000                                        AAA      1,003,840
   1,400,000 South Carolina State, GO UT (Series B)
             Highway Improvement Bonds, 5.625%, 7/1/2008     AAA      1,470,882

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Wachovia South Carolina Municipal Bond Fund

  Principal                                                Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
             South Carolina--continued
 $ 1,000,000 South Carolina State, GO UT (Series W),
             6.00% (Medical University of South
             Carolina), 5/1/2000                             AAA   $  1,008,780
   1,210,000 South Carolina State, GO UT Bonds (Series
             A), 4.50% (State Highway), 4/1/2023             AAA        986,816
   3,900,000 South Carolina State, GO UT Bonds (Series
             A), 4.60% (Original Issue Yield: 4.93%),
             5/1/2019                                        AAA      3,313,908
   4,500,000 South Carolina State, GO UT Revenue Bonds (Series A), 5.00%
             (Original Issue Yield:
             5.45%), 3/1/2008                                AAA      4,528,215
   1,150,000 South Carolina State, GO UT, 4.50% (State
             Highway), 4/1/2022                              AAA        942,241
   1,000,000 South Carolina State, GO UT, 5.75%
             (Original Issue Yield: 4.70%), 8/1/2003         AAA      1,045,670
     325,000 South Carolina State, GO UT, 6.00% (Medical
             University of South Carolina)/ (Original
             Issue Yield: 6.05%), 3/1/2002                   AAA        333,050
     350,000 South Carolina State, GO UT, 6.00% (Medical
             University of South Carolina)/ (Original
             Issue Yield: 6.15%), 3/1/2003                   AAA        358,670
     375,000 South Carolina State, GO UT, 6.00% (Medical
             University of South Carolina)/ (Original
             Issue Yield: 6.25%), 3/1/2004                   AAA        384,289

  Principal                                                Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
             South Carolina--continued
 $   975,000 South Carolina State, Revenue Bond, 4.00%
             (Columbia Mill Building)/(MBIA INS)/
             (Original Issue Yield: 5.10%), 2/1/2007         AAA   $    904,829
   3,200,000 South Carolina State, Revenue Bonds, GO UT,
             (Series A), 6.35%, 3/1/2001                     AAA      3,285,152
   1,000,000 South Carolina State, Series A) GO UT,
             4.25% (Original Issue Yield: 5.60%),
             3/1/2009                                        AAA        938,910
     590,000 South Carolina State, State Capital
             Improvement (Series B), 5.75%, 8/1/2000         AAA        597,263
  10,900,000 South Carolina Transportation
             Infrastructure Bank, Revenue Bonds (Series
             A), 4.50% (MBIA INS), 10/1/2016                 AAA      9,248,214
   1,640,000 South Carolina Transportation
             Infrastructure Bank, Revenue Bonds (Series
             A), 5.00% (MBIA LOC), 10/1/2007                 AAA      1,647,806
   6,000,000 South Carolina Transportation
             Infrastructure Bank, Revenue Bonds, 4.50%
             (MBIA INS), 10/1/2014                           AAA      5,222,400
   1,000,000 Spartanburg County, SC Health Services
             District, Inc., Refunding Revenue Bond,
             (Series B), 5.125% (MBIA INS)/ (Original
             Issue Yield: 5.55%), 4/15/2022                  AAA        876,790

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Wachovia South Carolina Municipal Bond Fund

  Principal                                                Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
             South Carolina--continued
 $           2,595,000 Spartanburg County, SC Health Services District, Inc.,
             Refunding Revenue Bond, 5.00% (AMBAC INS)/(Original Issue Yield:
             5.60%), 4/15/2011                               AAA   $  2,530,047
   3,000,000 Spartanburg County, SC Health Services District, Inc., Refunding
             Revenue Bonds, 5.50% (AMBAC INS)/(Original Issue Yield:
             5.70%), 4/15/2015                               AAA      2,943,390
   1,125,000 Spartanburg County, SC Hospital Facilities,
             Revenue Bond, (Series B), 6.20%
             (Spartanburg General Hospital System)/(FSA
             INS), 4/15/2002                                 AAA      1,167,683
     955,000 Spartanburg County, SC Hospital Facilities,
             Revenue Bond, (Series B), 6.30%
             (Spartanburg General Hospital System)/(FSA
             INS), 4/15/2003                                 AAA      1,012,768
   3,000,000 Spartanburg County, SC Hospital Facilities,
             Revenue Refunding Bonds, 6.55% (Spartanburg
             General Hospital System)/(FSA INS),
             4/15/2010                                       AAA      3,167,130
     450,000 Spartanburg, SC Leased Housing Corp.,
             Refunding Revenue Bonds, 7.50%, 10/1/2011        NR        471,510
   1,000,000 Spartanburg, SC Waterworks, Refunding
             Revenue Bonds, 5.00% (FGIC INS), 6/1/2027       AAA        861,690

  Principal                                                Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
             South Carolina--continued
 $ 1,755,000 Sumter County, SC Hospital Facilities,
             Refunding Revenue Bond, 6.45% (Tuomey
             Regional Medical Center)/(MBIA INS)/
             (Original Issue Yield: 6.55%), 11/15/2000       AAA   $  1,793,084
   2,000,000 Sumter County, SC Hospital Facilities,
             Refunding Revenue Bond, 6.50% (Tuomey
             Regional Medical Center)/(MBIA INS)/
             (Original Issue Yield: 6.80%), 11/15/2002       AAA      2,109,300
   1,000,000 Sumter County, SC Hospital Facilities,
             Refunding Revenue Bonds, 6.625% (Tuomey
             Regional Medical Center)/(MBIA
             INS)/(Original Issue Yield: 6.98%),
             11/15/2004                                      AAA      1,081,710
   2,295,000 University South Carolina, Parking
             Facilities Refunding Revenue Bonds, 5.00%
             (MBIA INS)/(Original Issue Yield: 5.40%),
             5/1/2015                                        AAA      2,132,652
   1,015,000 University of South Carolina, Revenue Bond,
             5.60% (AMBAC INS)/(Original Issue Yield:
             5.70%), 6/1/2017                                           996,689
   3,465,000 University of South Carolina, Revenue
             Bonds, 5.70% (MBIA INS), 6/1/2020               AAA      3,385,201

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  Wachovia South Carolina Municipal Bond Fund


  Principal                                                Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
             South Carolina--continued
 $           2,000,000 Western Carolina Regional Sewer Authority, SC, Partially
             Prerefunded Revenue Bond, 7.00% (AMBAC INS)/(Original Issue Yield:
             7.125%), 3/1/2002                               AAA   $  2,053,980
   1,000,000 Western Carolina Regional Sewer Authority,
             SC, Refunding Revenue Bond, 5.10% (FGIC
             INS)/(Original Issue Yield: 5.20%),
             3/1/2004                                        AAA      1,018,080
   2,090,000 Western Carolina Regional Sewer Authority,
             SC, Refunding Revenue Bond, 5.40% (FGIC
             INS)/(Original Issue Yield: 5.465%),
             3/1/2007                                        AAA      2,135,290
   4,800,000 Western Carolina Regional Sewer Authority,
             SC, Sewer System Revenue Bonds, 5.50% (FGIC
             INS)/ (Original Issue Yield: 5.627%),
             3/1/2010                                        AAA      4,867,248
   1,830,000 York County, SC PCR, Refunding Revenue
             Bond, (Series A), 7.40%, 1/1/2010               BBB      1,890,536
   1,000,000 York County, SC, GO UT Refunding Bonds,
             4.90% (AMBAC INS)/ (Original Issue Yield:
             5.10%), 6/1/2010                                AAA        973,670
   3,050,000 York County, SC, GO UT, 4.70% (AMBAC
             INS)/(Original Issue Yield: 4.85%),
             6/1/2006                                        AAA      3,024,899
                                                                   ------------
             Total                                                  341,811,331
                                                                   ------------

  Principal
   Amount                                                 Credit
  or Shares                                               Rating*    Value
 Long-Term Municipals--continued
             Puerto Rico--0.3%
 $    35,000 Puerto Rico Commonwealth Infrastructure
             Financing Authority, Revenue Bonds (Series
             A), 5.00% (AMBAC LOC)/(Original Issue
             Yield: 5.28%), 7/1/2028                        AAA   $     30,751
   1,115,000 Puerto Rico Electric Power Authority,
             Revenue Bonds (Series DD), 5.00% (MBIA
             INS)/(Original Issue Yield: 5.28%),
             7/1/2028                                       AAA        979,628
     150,000 Puerto Rico Highway and Transportation
             Authority, Refunding Revenue Bonds (Series
             A), 5.00% (AMBAC LOC)/(Original Issue
             Yield: 5.16%), 7/1/2028                        AAA        131,789
                                                                  ------------
             Total                                                   1,142,168
                                                                  ------------
             Total Long-Term Municipals (identified cost
             $345,009,437)                                         342,953,499
                                                                  ------------
 Open-End Investment Companies--0.4%
     255,903 AIM Global Management Money Market Fund                   255,903
     140,598 Dreyfus Tax Exempt Money Market Fund                      140,598
     817,013 Fidelity Tax Exempt Money Market Fund                     817,013
                                                                  ------------
             Total Open-End Investment Companies (at cost)           1,213,514
                                                                  ------------
             Total Investments (identified cost $346,222,951)     $344,167,013
                                                                  ------------

(See Notes to Portfolios of Investments)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
            Wachovia Virginia Municipal Bond Fund (Class A Shares)

 Growth of $10,000 Invested in Wachovia Virginia Municipal Bond Fund (Class A
                                    Shares)
  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Virginia Municipal Bond Fund (Class A Shares) (the "Fund") from February 1, 1993 (start of performance) to November 30, 1999 compared to the Lehman Brothers Municipal Bond Index (LBMBI),+ and the Lehman Brothers Municipal Bond 7-Year Index (LBMB7YI).+

                             [Please see Appendix A34]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBI and LBMB7YI have been adjusted to reflect the reinvestment of dividends on securities in the indices.

** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

+ The LBMBI is an unmanaged index generally representative of the performance of the municipal bond market as a whole. The LBMB7YI is an unmanaged index representative of municipal bonds with remaining maturities of seven years. The indices do not reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.



-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
            Wachovia Virginia Municipal Bond Fund (Class Y Shares)

 Growth of $10,000 Invested in Wachovia Virginia Municipal Bond Fund (Class Y
                                    Shares)
  The graph below illustrates the hypothetical investment of $10,000* in the Wachovia Virginia Municipal Bond Fund (Class Y Shares) (the "Fund") from March 29, 1998 (start of performance) to November 30, 1999 compared to the Lehman Brothers Municipal Bond Index (LBMBI)+ and Lehman Brothers Municipal Bond 7-Year Index (LBMB7YI).+

                             [Please see Appendix A35]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The LBMBI and LBMB7YI have been adjusted to reflect the reinvestment of dividends on securities in the indices.

+ The LBMBI is an unmanaged index generally representative of the performance of the municipal bond market as a whole. The LBMB7YI is an unmanaged index representative of municipal bonds with remaining maturities of seven years. The indices do not reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     Wachovia Virginia Municipal Bond Fund
                            Portfolio of Investments

                               November 30, 1999

 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--95.4%
            Virginia--94.3%
 $  500,000 Albemarle County, VA, Refunding Revenue
            Bonds, 5.50% (Original Issue Yield: 5.634%),
            8/1/2006                                          A+   $    512,665
    250,000 Alexandria, VA, GO UT, 5.65% (Original Issue
            Yield: 5.70%), 12/1/2001                         AAA        257,073
    850,000 Arlington County, VA, GO UT Refunding Bonds,
            6.00%, 6/1/2004                                  AAA        901,272
    500,000 Arlington County, VA, GO UT, 5.00%,
            7/15/2000                                        AAA        503,475
  1,000,000 Arlington County, VA, GO UT, 5.40% (Original
            Issue Yield: 5.55%), 6/1/2015                    AAA        988,120
  1,255,000 Arlington County, VA, Refunding Bonds, 4.70%
            (Original Issue Yield: 4.75%), 6/1/2006          AAA      1,253,820
  2,080,000 Arlington, VA IDA, Revenue Bonds, 5.45% (The
            Nature Conservancy)/(Original Issue Yield:
            5.57%), 7/1/2027                                 Aa1      1,937,915
  1,100,000 Arlington, VA IDA, Refunding Revenue Bonds,
            5.30% (Arlington Hospital)/(United States
            Treasury PRF)/(Original Issue Yield: 5.47%),
            9/1/2003                                          A1      1,020,327
    200,000 Augusta County, VA IDA, Refunding Revenue
            Bond, 6.30% (AMBAC INS)/(Original Issue
            Yield: 6.40%), 9/1/2002                          AAA        210,572
  2,000,000 Augusta County, VA IDA, Revenue Bonds,
            6.625% (Augusta Hospital Corp.)/(AMBAC
            INS)/(Original Issue Yield: 6.817%),
            9/1/2012                                         AAA      2,116,580

 Principal                                                 Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
            Virginia--continued
 $1,000,000 Chesapeake Bay Bridge & Tunnel District, VA,
            Refunding Revenue Bonds, 5.50% (MBIA
            LOC)/(Original Issue Yield: 4.86%), 7/1/2025     AAA   $    956,990
  1,750,000 Chesapeake, VA, GO UT, 5.40% (Original Issue
            Yield: 5.50%), 5/1/2008                           AA      1,803,008
  1,485,000 Chesterfield County, VA, 4.50% (Original
            Issue Yield: 4.75%), 1/1/2019                    AAA      1,246,464
  1,000,000 Chesterfield County, VA, GO UT, 5.60%
            (Original Issue Yield: 5.65%), 7/15/2006         AAA      1,043,660
    250,000 Culpeper, VA IDA, Refunding Revenue Bond,
            6.40% (FHA INS), 1/15/2003                       AA-        254,078
    600,000 Danville, VA, GO UT, 6.40% (Original Issue
            Yield: 6.45%), 5/1/2009                           A3        638,100
    500,000 Danville, VA, GO UT, 6.40% (Original Issue
            Yield: 6.50%), 5/1/2010                           A3        531,750
  1,000,000 Fairfax County, VA IDA, Refunding Revenue
            Bonds, 5.00% (Inova Health System)/(AMBAC
            INS)/(Original Issue Yield: 5.30%),
            8/15/2013                                        AAA        957,320
    400,000 Fairfax County, VA IDA, Refunding Revenue
            Bonds, 5.00% (Inova Health System)/(Original
            Issue Yield: 5.10%), 8/15/2008                    AA        393,188
  1,250,000 Fairfax County, VA IDA, Refunding Revenue
            Bonds, 5.25% (Inova Health System)/(FSA
            INS)/(Original Issue Yield: 5.35%),
            8/15/2019                                        AAA      1,166,287

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     Wachovia Virginia Municipal Bond Fund

 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            Virginia--continued
 $1,000,000 Fairfax County, VA IDA, Refunding Revenue
            Bonds, 5.25% (Inova Health System)/(Original
            Issue Yield: 5.35%), 8/15/2019                    AA   $    924,210
  2,735,000 Fairfax County, VA Water Authority,
            Refunding Revenue Bonds, 6.00% (Original
            Issue Yield: 6.281%), 4/1/2022                   AAA      2,968,159
  1,265,000 Fairfax County, VA Water Authority,
            Refunding Revenue Bonds, 6.00% (Original
            Issue Yield: 6.281%), 4/1/2022                    AA      1,276,840
    500,000 Fairfax County, VA Water Authority, Revenue
            Bonds, 5.00% (Original Issue Yield: 5.375%),
            4/1/2016                                          AA        461,325
  3,800,000 Fairfax County, VA Water Authority,
            Refunding Revenue Bonds, 5.00% (Original
            Issue Yield: 5.22%), 4/1/2021                     AA      3,402,520
  1,000,000 Fairfax County, VA Water Authority,
            Refunding Revenue Bonds, 5.00% (Original
            Issue Yield: 5.30%), 4/1/2029                     AA        863,290
    570,000 Fairfax County, VA, (Series B) GO UT, 6.00%
            (Original Issue Yield: 6.10%), 5/1/2007          AAA        582,323
  2,000,000 Fairfax County, VA, GO UT Refunding Bonds
            (Series A), 4.50% (Original Issue Yield:
            4.68%), 6/1/2013                                 AAA      1,803,180

 Principal                                                  Credit
   Amount                                                   Rating*    Value
 Long-Term Municipals--continued
            Virginia--continued
 $  500,000 Fairfax County, VA, GO UT, (Series A), 5.00%
            (Original Issue Yield: 5.07%), 6/1/2018           AAA   $   457,365
    850,000 Fairfax County, VA, GO UT, 4.50% (Original
            Issue Yield: 4.426%), 6/1/2010                              801,984
  5,000,000 Fairfax County, VA, GO UT, 4.50% (Original
            Issue Yield: 4.73%), 6/1/2014                     AAA     4,438,200
    500,000 Hampton, VA Sanitation District, Refunding
            Revenue Bond, 4.30% (Original Issue Yield:
            4.40%), 10/1/2000                                  AA       501,565
  1,000,000 Hampton, VA, GO UT, 5.90% (Original Issue
            Yield: 6.00%), 1/15/2007                           AA     1,068,610
    500,000 Hanover County, VA IDA, Revenue Bond, 4.50%
            (Original Issue Yield: 4.60%), 8/15/2000          AAA       501,475
    500,000 Hanover County, VA IDA, Revenue Bond, 5.375%
            (Original Issue Yield: 5.55%), 5/1/2004            Aa       509,610
    250,000 Hanover County, VA IDA, Revenue Bond, 6.00%
            (MBIA INS)/(Original Issue Yield: 6.10%),
            10/1/2001                                         AAA       257,520
  1,000,000 Hanover County, VA IDA, Revenue Bonds, 6.375%
            (Memorial Regional Medical Center)/(MBIA
            INS), 8/15/2018                                   AAA     1,059,000

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     Wachovia Virginia Municipal Bond Fund

 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            Virginia--continued
 $  250,000 Harrisonburg, VA Redevelopment & Housing
            Authority, Refunding Revenue Bond, 6.60%
            (Original Issue Yield: 6.70%), 9/1/2002           A2   $    264,337
  2,000,000 Henrico County, VA, GO UT Refunding Bonds,
            5.30% (Original Issue Yield: 5.45%),
            1/15/2010                                        AAA      2,023,560
  1,000,000 Henrico County, VA, Refunding Revenue Bonds,
            6.25% (Original Issue Yield: 6.65%),
            5/1/2013                                         AA-      1,026,840
    250,000 Henry County, VA Public Service Authority,
            Refunding Revenue Bond, 6.00% (FGIC
            INS)/(Original Issue Yield: 6.05%),
            11/15/2003                                       AAA        259,525
  1,000,000 James City County, VA, GO UT, 5.20% (State Aid Withholding
            GTD)/(FGIC INS)/(Original
            Issue Yield: 5.35%), 12/15/2010                  AAA      1,008,150
    250,000 Loudoun County, VA Sanitation Authority,
            Refunding Revenue Bond, 6.00% (FGIC
            INS)/(Original Issue Yield: 6.05%), 1/1/2003     AAA        260,937
  1,000,000 Loudoun County, VA Sanitation Authority,
            Revenue Bonds, 4.75% (MBIA INS), 1/1/2021        AAA        849,920
  1,000,000 Loudoun County, VA Sanitation Authority,
            Revenue Bonds, 4.75% (MBIA INS)/(Original
            Issue Yield: 5.04%), 1/1/2030                    AAA        817,880

 Principal                                                 Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
            Virginia--continued
 $  250,000 Loudoun County, VA, Refunding Revenue Bond,
            6.875%, 3/1/2001                                  AA   $    256,782
  1,000,000 Manassa, VA, GO UT, 5.00% (Original Issue
            Yield: 5.05%), 1/1/2012                          AA-        972,130
     50,000 Metropolitan Washington, DC Airports
            Authority, Refunding Revenue Bond, 4.90%
            (MBIA INS)/(Original Issue Yield: 5.00%),
            10/1/2005                                        AAA         50,489
  1,000,000 Newport News, VA, GO UT (Series A), 5.20%
            (Original Issue Yield: 5.35%), 1/15/2018          AA        931,060
  1,000,000 Newport News, VA, GO UT (Series A), 6.00%
            (Original Issue Yield: 6.05%), 6/1/2006           AA      1,046,620
  1,000,000 Newport News, VA, GO UT (Series A), 6.00%
            (Original Issue Yield: 6.10%), 6/1/2007           AA      1,048,860
    500,000 Newport News, VA, GO UT Bonds (Series A),
            5.80% (Original Issue Yield: 5.85%),
            6/1/2004                                          AA        518,720
    500,000 Norfolk, VA IDA, Refunding Bonds (Series A),
            4.20% (Sentara Hospitals), 11/1/2000              AA        500,515
    900,000 Norfolk, VA IDA, Refunding Revenue Bonds,
            5.50% (Sentara Hospitals), 11/1/2017              AA        859,977
  1,000,000 Norfolk, VA IDA, Refunding Revenue Bonds,
            6.50% (Daughter's Charity-DePaul Hospital),
            12/1/2007                                        AA+      1,076,050

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     Wachovia Virginia Municipal Bond Fund

 Principal                                                Credit
   Amount                                                 Rating*    Value
------------------------------------------------------------------------------
 Long-Term Municipals--continued
            Virginia--continued
 $2,500,000 Norfolk, VA IDA, Refunding Revenue Bonds,
            6.50% (Sentara Hospitals), 11/1/2013             AA   $  2,688,925
    100,000 Norfolk, VA IDA, Revenue Bonds (Series A),
            6.75% (Children's Hospital King's Group),
            6/1/2001                                                   103,257
    250,000 Norfolk, VA IDA, Revenue Bonds, 6.80%
            (Sentara Hospitals)/(Original Issue Yield:
            6.85%), 11/1/2002                                AA        266,055
    500,000 Norfolk, VA Water System, Revenue Bonds,
            5.90% (MBIA INS)/(Original Issue Yield:
            6.194%), 11/1/2025                              AAA        497,275
  1,000,000 Norfolk, VA, GO UT (Series A), 5.90%
            (Original Issue Yield: 6.00%), 2/1/2006          AA      1,038,670
  1,000,000 Norfolk, VA, GO UT Refunding Bonds (Series
            A), 6.00% (Original Issue Yield: 6.20%),
            2/1/2008                                         AA      1,039,790
    125,000 Norfolk, VA, GO UT Refunding Bonds, 5.00%
            (FGIC INS), 7/1/2009                            AAA        124,759
    500,000 Norfolk, VA, GO UT Refunding Bonds, 5.00%
            (FGIC INS)/(Original Issue Yield: 5.05%),
            7/1/2015                                        AAA        465,855
  1,000,000 Norfolk, VA, GO UT Refunding Bonds, 5.25%
            (Original Issue Yield: 5.35%), 2/1/2006          AA      1,019,170
  3,000,000 Norfolk, VA, GO UT Refunding Bonds, 5.25%
            (Virginia State GTD)/(Original Issue Yield:
            5.35%), 6/1/2008                                 AA      3,036,420

 Principal                                                 Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
            Virginia--continued
 $2,000,000 Norfolk, VA, GO UT Refunding Bonds, 5.50%
            (Original Issue Yield: 5.55%), 2/1/2008           AA   $  2,045,360
    500,000 Peumansend Creek Regional Jail Authority,
            VA, Revenue Bonds, 5.00% (MBIA
            INS)/(Original Issue Yield: 5.05%), 6/1/2006     AAA        504,835
    250,000 Portsmouth, VA, GO UT Refunding Bonds,
            6.25%, 11/1/2002                                 AA-        262,447
    500,000 Prince William County, VA, Certificate
            Participation Refunding Bonds, 5.20% (MBIA
            INS)/(Original Issue Yield: 5.35%),
            12/1/2005                                        AAA        509,410
    500,000 Prince William County, VA, GO UT Bonds (Series C), 5.00% (Original
            Issue Yield:
            5.10%), 8/1/2006                                  AA        505,995
  1,000,000 Prince William County, VA, GO UT Refunding
            Bonds, 5.90% (Original Issue Yield: 6.00%),
            12/1/2003                                         AA      1,038,390
  1,980,000 Richmond, VA Metropolitan Authority,
            Refunding Revenue Bonds, 5.25% (FGIC LOC),
            7/15/2022                                        AAA      1,826,055
  1,000,000 Richmond, VA Public Utility, Refunding
            Revenue Bonds, 5.125% (FGIC LOC)/(Original
            Issue Yield: 5.31%), 1/15/2028                   AAA        879,420
  1,500,000 Richmond, VA, GO UT Bonds, 5.50% (State Aid
            Withholding INS)/(Original Issue Yield:
            5.72%), 7/15/2023                                 AA      1,419,375

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     Wachovia Virginia Municipal Bond Fund

 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            Virginia--continued
 $1,000,000 Richmond, VA, GO UT Refunding Bonds (Series B), 5.00% (FGIC
            INS)/(Original Issue Yield:
            5.259%), 1/15/2021                               AAA   $    885,990
  1,000,000 Rivanna Water & Sewer Authority, Refunding
            Revenue Bonds, 4.80% (Original Issue Yield:
            5.10%), 10/1/2015                                 A+        897,900
    500,000 Roanoke County, VA Water System, Refunding
            Revenue Bonds, 5.00% (FGIC INS), 7/1/2021        AAA        442,380
    250,000 Roanoke, VA IDA, Refunding Bonds (Series B),
            5.80% (Roanoke Memorial Hospital)/(Original
            Issue Yield: 5.90%), 7/1/2005                    AA-        257,012
    250,000 Roanoke, VA, GO UT Bonds (Series B), 6.00%,
            8/1/2003                                          AA        258,147
  2,225,000 Roanoke, VA, GO UT Bonds, 5.25% (Original
            Issue Yield: 5.30%), 8/1/2024                     AA      2,007,417
  1,000,000 Roanoke, VA, GO UT Bonds, 6.20%, 8/1/2005         AA      1,040,440
  1,250,000 Roanoke, VA, GO UT Bonds, 6.30% (Original
            Issue Yield: 6.35%), 8/1/2007                     AA      1,308,375
    500,000 Southeastern Public Service Authority, VA,
            Refunding Bonds (Series A), 4.90% (MBIA
            INS)/(Original Issue Yield: 4.95%), 7/1/2006     AAA        500,675
    500,000 Spotsylvania County, VA, GO UT Bonds, 5.40%
            (Original Issue Yield: 5.45%), 7/15/2004          A+        515,940

 Principal                                                 Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
            Virginia--continued
 $1,000,000 Spotsylvania County, VA, GO UT Bonds, 5.50%
            (Original Issue Yield: 5.55%), 7/15/2005          A+   $  1,044,140
  1,000,000 Spotsylvania County, VA, GO UT Bonds, 5.70%
            (Original Issue Yield: 5.75%), 7/15/2007          A+      1,049,040
  1,500,000 University of Virginia, Refunding Revenue
            Bonds (Series A), 5.20% (Original Issue
            Yield: 5.45%), 6/1/2015                          AA+      1,433,880
  6,010,000 Upper Occoquan Sewage Authority, VA, (Series
            A), 4.75% (MBIA LOC)/(Original Issue Yield:
            5.30%), 7/1/2029                                 AAA      4,922,010
    250,000 Upper Occoquan Sewage Authority, VA,
            Refunding Bonds, 5.45% (AMBAC INS)/(Original
            Issue Yield: 5.55%), 7/1/2003                    AAA        257,900
    250,000 Virginia Beach, VA IDA, Hospital Facilities
            Revenue Bonds, 6.30% (Sentara Bayside
            Hospital)/(Sentara Bayside Hospital
            LOC)/(Original Issue Yield: 6.35%),
            11/1/2004                                         AA        263,833
    500,000 Virginia Beach, VA IDA, Refunding Bonds,
            5.00% (AMBAC INS)/(Original Issue Yield:
            5.15%), 2/15/2007                                AAA        501,010
    250,000 Virginia Beach, VA, Certificate of
            Participation, 6.90% (FGIC INS)/(Original
            Issue Yield: 6.95%), 9/1/2000                    AAA        255,465
  1,250,000 Virginia Beach, VA, GO UT Bonds (Series C),
            6.10% (Original Issue Yield: 6.15%),
            8/1/2002                                          AA      1,304,125

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     Wachovia Virginia Municipal Bond Fund

 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            Virginia--continued
 $1,000,000 Virginia Beach, VA, GO UT Bonds, 5.70%,
            7/15/2006                                         AA   $  1,049,810
    250,000 Virginia Beach, VA, GO UT Bonds, 5.80%,
            2/1/2003                                          AA        259,820
  1,000,000 Virginia Beach, VA, GO UT Bonds, 5.80%,
            7/15/2007                                         AA      1,052,260
  1,000,000 Virginia Beach, VA, GO UT Refunding Bonds,
            6.20% (State Aid Withholding INS)/(Original
            Issue Yield: 6.25%), 9/1/2014                     AA      1,082,520
    860,000 Virginia College Building Authority, (Series
            A), 5.00% (Original Issue Yield: 5.275%),
            9/1/2016                                          AA        790,710
  1,000,000 Virginia College Building Authority,
            Refunding Revenue Bonds, 5.80% (Washington &
            Lee University Project), 1/1/2024                AAA      1,059,840
    815,000 Virginia College Building Authority, Revenue
            Bonds (Series A), 4.625%, 9/1/2014                AA        725,317
    500,000 Virginia College Building Authority, Revenue
            Bonds, 5.00%, 8/1/2008                            AA        500,835
    500,000 Virginia Commonwealth Transportation Board,
            Revenue Bonds (Series A), 5.00%, 5/15/2004        AA        508,270
  1,500,000 Virginia Polytechnical Institute & State
            University, Refunding Revenue Bonds (Series
            C), 5.50% (Original Issue Yield: 5.70%),
            6/1/2016                                          AA      1,468,965

 Principal                                                Credit
   Amount                                                 Rating*    Value
 Long-Term Municipals--continued
            Virginia--continued
 $  500,000 Virginia State Housing Development
            Authority, Refunding Revenue Bonds, 6.10%,
            1/1/2007                                        AA+   $    506,560
    500,000 Virginia State Housing Development
            Authority, Refunding Revenue Bonds, 6.20%,
            1/1/2008                                        AA+        513,090
    500,000 Virginia State Housing Development
            Authority, Refunding Revenue Bonds, 6.30%,
            1/1/2009                                        AA+        515,205
    400,000 Virginia State Housing Development
            Authority, Refunding Revenue Bonds, 6.45%,
            5/1/2001                                        AA+        405,472
    985,000 Virginia State Housing Development
            Authority, Revenue Bonds (Series A), 6.40%,
            7/1/2017                                        AA+      1,004,139
  1,000,000 Virginia State Housing Development
            Authority, Revenue Bonds (Series B), 6.35%,
            1/1/2015                                        AA+      1,026,610
  1,000,000 Virginia State Housing Development
            Authority, Revenue Bonds (Series B), 6.55%,
            1/1/2011                                        AA+      1,028,580
    500,000 Virginia State Housing Development
            Authority, Revenue Bonds (Series C), 5.45%,
            7/1/2002                                        AA+        505,165
    710,000 Virginia State Housing Development
            Authority, Revenue Bonds (Series F), 6.40%,
            7/1/2017                                        AA+        722,553
  2,000,000 Virginia State Public Building Authority,
            (Series A) Refunding Bonds, 5.40%, 8/1/2012      AA      2,006,320
    515,000 Virginia State Public Building Authority,
            (Series B), 5.50% (Original Issue Yield:
            5.63%), 8/1/2014                                 AA        514,186

(See Notes to Portfolios of Investments)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     Wachovia Virginia Municipal Bond Fund

 Principal                                                Credit
   Amount                                                 Rating*    Value
------------------------------------------------------------------------------
 Long-Term Municipals--continued
            Virginia--continued
 $  300,000 Virginia State Public Building Authority,
            Refunding Bonds (Series A), 5.00%, 8/1/2004      AA   $    304,656
  3,000,000 Virginia State Public Building Authority,
            Refunding Revenue Bonds, 5.00% (Original
            Issue Yield: 4.64%), 8/1/2009                    AA      2,982,750
    500,000 Virginia State Public Building Authority,
            Revenue Bonds (Series C), 5.20% (Original
            Issue Yield: 5.30%), 8/1/2003                    AA        511,600
  2,500,000 Virginia State Public School Authority,
            (Series A) Revenue Bonds, 6.00% (State Aid
            Withholding LOC), 8/1/2006                       AA      2,665,625
  2,550,000 Virginia State Public School Authority,
            (Series B), 5.25% (Original Issue Yield:
            5.58%), 1/1/2010                                 AA      2,567,697
  2,000,000 Virginia State Public School Authority,
            Refunding Revenue Bonds, 5.00% (Original
            Issue Yield: 5.10%), 8/1/2012                   AA+      1,942,300
    250,000 Virginia State Public School Authority,
            Revenue Bonds (Series A), 6.30% (Original
            Issue Yield: 6.40%), 8/1/2001                    AA        258,178
  1,000,000 Virginia State Public School Authority,
            Refunding Revenue Bonds, 6.25% (Original
            Issue Yield: 6.30%), 1/1/2004                    AA      1,051,220

 Principal                                                 Credit
   Amount                                                  Rating*    Value
 Long-Term Municipals--continued
            Virginia--continued
 $  300,000 Virginia State Public School Authority,
            School Financing Revenue Bonds (Series B),
            5.75% (State Aid Withholding COL), 1/1/2008       AA   $    309,708
    250,000 Virginia State Resource Authority Solid
            Waste Disposal Systems, Revenue Bonds
            (Series B), 5.20%, 5/1/2003                       AA        255,440
    225,000 Virginia State Resources Authority Water and
            Sewer System, Refunding Bonds, 5.65%
            (Original Issue Yield: 5.75%), 10/1/2004          AA        234,875
  1,000,000 Virginia State Resources Authority Water and
            Sewer System, Refunding Revenue Bonds, 5.25%
            (Appomattox River Water Authority)/
            (Original Issue Yield: 5.70%), 10/1/2013          AA        980,190
  1,000,000 Virginia State Resources Authority Water and
            Sewer System, Revenue Bonds (Series A),
            5.60% (Original Issue Yield: 5.75%),
            10/1/2025                                         AA      1,046,020
    690,000 Virginia State Resources Authority Water and
            Sewer System, Revenue Bonds, 5.50% (Original
            Issue Yield: 5.80%), 10/1/2022                    AA        654,320
    500,000 Virginia State Transportation Board, Revenue
            Bonds, 5.80%, 5/15/2001                           AA        510,800

(See Notes to Portfolios of Investments)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     Wachovia Virginia Municipal Bond Fund


 Principal                                                 Credit
   Amount                                                  Rating*    Value
-------------------------------------------------------------------------------
 Long-Term Municipals--continued
            Virginia--continued
 $  250,000 Virginia State, GO UT Bonds (Series A),
            5.90% (Original Issue Yield: 5.95%),
            6/1/2000                                         AAA   $    252,523
    250,000 Virginia State, GO UT Bonds (Series C),
            5.80%, 6/1/2004                                  AAA        257,445
  1,000,000 Virginia State, GO UT Bonds, 5.50% (Original
            Issue Yield: 5.55%), 6/1/2006                    AAA      1,038,150
  1,000,000 Virginia State, GO UT Bonds, 6.00%, 6/1/2006     AAA      1,038,370
    750,000 Washington County, VA IDA, Refunding Revenue
            Bonds, 6.00% (Original Issue Yield: 6.16%),
            7/1/2014                                          A2        802,635
                                                                   ------------
            Total                                                   129,670,063
                                                                   ------------
            Puerto Rico--1.1%
  1,595,000 Puerto Rico Commonwealth Infrastructure Financing Authority, Revenue
            Bonds (Series A), 5.00% (AMBAC LOC)/(Original Issue Yield:
            5.28%), 7/1/2028                                 AAA      1,401,352
     40,000 Puerto Rico Electric Power Authority,
            Revenue Bonds (Series DD), 5.00% (MBIA
            INS)/(Original Issue Yield: 5.28%), 7/1/2028     AAA         35,144

 Principal
   Amount                                                  Credit
 or Shares                                                 Rating*    Value
 Long-Term Municipals--continued
            Puerto Rico--continued
 $          45,000 Puerto Rico Highway and Transportation Authority, Refunding
            Revenue Bonds (Series A), 5.00% (AMBAC LOC)/(Original Issue Yield:
            5.16%), 7/1/2028                                 AAA   $     39,537
                                                                   ------------
            Total                                                     1,476,033
                                                                   ------------
            Total Long-Term Municipals (identified cost
            $131,915,377)                                           131,146,096
                                                                   ------------
 Open-End Investment Companies--3.8%
  2,065,841 AIM Global Management Short Term Investments              2,065,841
        364 Dreyfus Tax Exempt Money Market                                 364
  3,145,179 Fidelity Tax Exempt Money Market                          3,145,179
                                                                   ------------
            Total Open-End Investment Companies (at
            cost)                                                     5,211,384
                                                                   ------------
            Total Investments (identified cost
            $137,126,761)                                          $136,357,480
                                                                   ------------

(See Notes to Portfolios of Investments)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      Notes to Portfolios of Investments

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.
(1)  Non-income producing.
(2) Represents securities held as collateral within a margin account, used to ensure the fund is able to satisfy the obligations of its outstanding long futures contracts.
(3) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.
(4) Current rate and next demand date shown.
(5) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At November 30, 1999, Emerging Markets Fund held restricted securities amounting to $6,698,819, which represents 3.4% of net assets.

The following abbreviations are used in these portfolios:

ADR--American Depositary Receipt         IFA--Industrial Finance Authority
AMBAC--American Municipal Bond           INS--Insured
       Assurance Corporation             IRB--Industrial Revenue Bond
BAN--Bank Anticipation Note              LOC--Letter of Credit
CGIC--Capital Guaranty Insurance         MBIA--Municipal Bond Investors
Corporation                              Assurance
COL--Collateralized                      MTN--Medium Term Note
FGIC--Financial Guaranty Insurance       PCFA--Pollution Control Finance
Corporation                              Authority
FHA--Federal Housing Administration      PCR--Pollution Control Revenue
FNMA--Federal National Mortgage          PRF--Prerefunded
       Association                       SFM--Single Family Mortgage
FSA--Financial Security Assurance        UT--Unlimited Tax
GDR--Global Depositary Receipt           VA--Veterans Administration
GO--General Obligation                   VRDN-Variable Rate Demand Note
GTD--Guaranteed
HFA--Housing Finance Authority
IDA--Industrial Development
Authority

                                       Net Unrealized    Gross        Gross
                            Cost of    Appreciation/   Unrealized   Unrealized
                          Investments  (Depreciation) Appreciation Depreciation
                          for Federal   for Federal   for Federal  for Federal   Total Net
Fund                      Tax Purposes  Tax Purposes  Tax Purposes Tax Purposes  Assets**
-------------------------------------------------------------------------------------------
Equity Fund               258,746,673    93,447,232   101,666,353    8,219,121  351,836,262
Quantitative Equity Fund  361,717,904   350,479,813   354,674,568    4,194,755  712,212,696
Growth and Income Fund    193,510,223   156,181,380   156,923,599      742,219  349,593,378
Equity Index Fund         281,729,436   263,978,579   273,810,716    9,832,137  544,631,351
Special Value Fund        169,706,043     5,889,981    21,257,438   15,367,457  175,667,583
Emerging Markets Fund     160,489,346    33,590,790    51,781,705   18,190,915  194,449,828
Personal Equity Fund      262,487,978   183,741,142   187,810,827    4,069,685  444,562,356
Balanced Fund             531,063,252   117,365,604   136,570,399   19,204,795  650,598,794
Fixed Income Fund         570,897,953   (18,418,815)    2,153,392   20,572,207  558,275,832
Intermediate Fixed In-
 come Fund                142,796,517    (2,956,883)      773,980    3,730,863  141,712,691
Short-Term Fixed Income
 Fund                      48,639,998      (526,241)      203,673      729,914   48,732,245
Georgia Municipal Bond
 Fund                     113,851,863    (1,425,854)    1,509,477    2,935,331  114,205,551
North Carolina Municipal
 Bond Fund                441,637,516    (3,638,031)    6,538,634   10,176,665  443,167,488
South Carolina Municipal
 Bond Fund                346,222,951    (2,048,965)    6,255,568    8,304,533  348,455,611
Virginia Municipal Bond
 Fund                     137,126,761      (769,281)    2,425,864    3,195,145  137,493,589

** The categories of investments are shown as a percentage of net assets at November 30, 1999.

At November 30, 1999, the following Funds had investments that were subject to alternative minimum tax:

                           Percentage of total market value
Fund                      subject to alternative minimum tax
------------------------------------------------------------
Georgia Municipal Bond
 Fund                                    0.5%
North Carolina Municipal
 Bond Fund                               0.3%
South Carolina Municipal
 Bond Fund                               2.3%

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              The Wachovia Funds and The Wachovia Municipal Funds
                      Statements of Assets and Liabilities

                               November 30, 1999

                                          Wachovia        Wachovia       Wachovia       Wachovia
                          Wachovia      Quantitative      Growth &     Equity Index     Special
                        Equity Fund     Equity Fund     Income Fund        Fund       Values Fund
-----------------------------------------------------------------------------------------------------
Assets:
Investments in
securities, at value    $318,020,832    $698,100,782    $339,399,506   $507,806,995   $141,369,072
Investments in
repurchase agreements     34,173,073      14,096,935      10,292,097     37,901,020     34,226,952
Income receivable            351,759         690,994         315,716        622,389        215,112
Receivable for
investments sold           2,224,723              --              --        250,728        752,916
Receivable for shares
sold                         538,693       1,473,383         247,375        415,485        595,901
                        ------------    ------------    ------------   ------------   ------------
  Total assets           355,309,080     714,362,094     350,254,694    546,996,617    177,159,953
                        ------------    ------------    ------------   ------------   ------------
Liabilities:
Payable for
investments purchased      2,348,838              --              --        726,691        972,364
Payable for shares
redeemed                     101,334       1,285,315          80,217        490,760        292,774
Payable to adviser           179,328         393,733         213,790        134,049        114,001
Payable for daily
variation margin             727,650         195,107         289,515        835,841         21,250
Accrued expenses             115,668         275,243          77,794        177,925         91,981
                        ------------    ------------    ------------   ------------   ------------
  Total liabilities        3,472,818       2,149,398         661,316      2,365,266      1,492,370
                        ------------    ------------    ------------   ------------   ------------
Net Assets Consist of:
Paid in capital          248,138,610     361,639,339     133,971,417    268,552,475    161,177,709
Net unrealized
 appreciation of
 investments, futures
 contracts, and
 translation of assets
 and liabilities in
 foreign currency         95,227,495     351,352,262     156,642,309    264,852,798      6,115,370
Accumulated net
 realized gain (loss)
 on investments,
 futures, and foreign
 currency transactions     8,120,549        (873,668)     58,786,756     10,132,224      5,654,239
Undistributed net
investment income            349,608          94,763         192,896      1,093,854      2,720,265
                        ------------    ------------    ------------   ------------   ------------
  Total Net Assets      $351,836,262    $712,212,696    $349,593,378   $544,631,351   $175,667,583
                        ------------    ------------    ------------   ------------   ------------
Net Assets
Class A Shares          $118,967,111    $ 89,140,198    $ 94,674,157   $182,697,398   $ 65,348,415
                        ------------    ------------    ------------   ------------   ------------
Class B Shares          $  8,991,592    $ 24,652,354              --             --   $    350,021
                        ------------    ------------    ------------   ------------   ------------
Class Y Shares          $223,877,559    $598,420,144    $254,919,221   $361,933,953   $109,969,147
                        ------------    ------------    ------------   ------------   ------------
Shares Outstanding
Class A Shares             6,830,417       4,244,152       3,807,705      6,979,128      4,077,085
Class B Shares               519,148       1,178,965              --             --         21,890
Class Y Shares            12,850,672      28,441,672      10,244,607     13,807,435      6,843,214
                        ------------    ------------    ------------   ------------   ------------
  Total Shares
   Outstanding            20,200,237      33,864,789      14,052,312     20,786,563     10,942,189
                        ------------    ------------    ------------   ------------   ------------
Net Asset Value Per
Share
Class A Shares          $      17.42    $      21.00    $      24.86   $      26.18   $      16.03
                        ------------    ------------    ------------   ------------   ------------
Class B Shares          $      17.32    $      20.91              --             --   $      15.99
                        ------------    ------------    ------------   ------------   ------------
Class Y Shares          $      17.42    $      21.04    $      24.88   $      26.21   $      16.07
                        ------------    ------------    ------------   ------------   ------------
Offering Price Per
Share*
Class A Shares          $      18.24**  $      21.99**  $      26.03** $      27.41** $      16.79**
                        ------------    ------------    ------------   ------------   ------------
Class B Shares          $      17.32    $      20.91              --             --   $      15.99
                        ------------    ------------    ------------   ------------   ------------
Class Y Shares          $      17.42    $      21.04    $      24.88   $      26.21   $      16.07
                        ------------    ------------    ------------   ------------   ------------
Redemption Proceeds
Per Share*
Class A Shares          $      17.42    $      21.00    $      24.86   $      26.18   $      16.03
                        ------------    ------------    ------------   ------------   ------------
Class B Shares          $      16.45*** $      19.86***           --             --   $      15.19***
                        ------------    ------------    ------------   ------------   ------------
Class Y Shares          $      17.42    $      21.04    $      24.88   $      26.21   $      16.07
                        ------------    ------------    ------------   ------------   ------------
Investments, at
identified cost         $257,839,803    $361,717,904    $193,342,506   $281,724,101   $169,645,754
                        ------------    ------------    ------------   ------------   ------------
Investments, at tax
cost                    $258,746,673    $361,717,904    $193,510,223   $281,729,436   $169,706,043
                        ------------    ------------    ------------   ------------   ------------

  * See "What do Shares Cost" in the Prospectus.
 ** Computation of Offering Price: 100\95.50 of net asset value.
*** Computation of Redemption Price: 95\100 of net asset value.
(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              The Wachovia Funds and The Wachovia Municipal Funds
                Statements of Assets and Liabilities--Continued

                               November 30, 1999

                          Wachovia       Wachovia                                       Wachovia
                          Emerging       Personal       Wachovia        Wachovia      Intermediate
                          Markets         Equity        Balanced      Fixed Income    Fixed Income
                            Fund           Fund           Fund            Fund            Fund
----------------------------------------------------------------------------------------------------
Assets:
Investments in
securities, at value    $187,890,917   $439,059,133   $638,718,929    $545,123,872    $135,684,402
Investments in
repurchase agreements      6,189,219      7,169,987      9,709,927       7,355,266       4,155,232
Cash denominated in
foreign currencies         1,083,997             --             --              --              --
Income receivable            337,281        423,196      2,975,783       5,221,210       1,503,498
Receivable for
investments sold             275,631          2,854      2,971,567         549,571         440,767
Receivable for shares
sold                         441,553             --        535,212         921,028          81,095
                        ------------   ------------   ------------    ------------    ------------
  Total assets           196,218,598    446,655,170    654,911,418     559,170,947     141,864,994
                        ------------   ------------   ------------    ------------    ------------
Liabilities:
Payable for
investments purchased          3,436             --      3,132,722         219,294          23,825
Payable for shares
redeemed                   1,086,511      1,317,342        523,996          84,376           1,000
Payable for capital
gains taxes withheld         368,894             --             --              --              --
Payable for daily
variation margin                  --        344,925          9,016         132,329          10,031
Payable to adviser           153,608        256,520        340,191         271,878          68,374
Accrued expenses             156,321        174,027        306,699         187,238          49,073
                        ------------   ------------   ------------    ------------    ------------
  Total liabilities        1,768,770      2,092,814      4,312,624         895,115         152,303
                        ------------   ------------   ------------    ------------    ------------
Net Assets Consist of:
Paid in capital          185,713,595    252,555,395    527,490,709     578,280,790     144,472,220
Net unrealized
 appreciation
 (depreciation) of
 investments, futures
 contracts, and
 translation of assets
 and liabilities in
 foreign currency         34,796,120    183,948,683    118,981,957     (18,537,915)     (2,910,922)
Accumulated net
 realized gain (loss)
 on investments,
 futures, and foreign
 currency transactions   (27,440,055)     7,806,983      2,066,625      (2,059,929)         33,824
Undistributed net
investment income          1,380,168        251,295      2,059,503         592,886         117,569
                        ------------   ------------   ------------    ------------    ------------
  Total Net Assets      $194,449,828   $444,562,356   $650,598,794    $558,275,832    $141,712,691
                        ------------   ------------   ------------    ------------    ------------
Net Assets
Class A Shares          $ 16,006,640   $    109,744   $205,166,649    $ 69,475,002    $  3,205,137
                        ------------   ------------   ------------    ------------    ------------
Class B Shares                    --             --   $ 20,926,567    $    819,074              --
                        ------------   ------------   ------------    ------------    ------------
Class Y Shares          $178,443,188   $444,452,612   $424,505,578    $487,981,756    $138,507,554
                        ------------   ------------   ------------    ------------    ------------
Shares Outstanding
Class A Shares             1,363,725         10,285     15,250,570       7,298,488         334,959
Class B Shares                    --             --      1,560,350          86,077              --
Class Y Shares            15,180,508     41,629,797     31,520,188      51,280,029      14,473,236
                        ------------   ------------   ------------    ------------    ------------
  Total Shares
   Outstanding            16,544,233     41,640,082     48,331,108      58,664,594      14,808,195
                        ------------   ------------   ------------    ------------    ------------
Net Asset Value Per
Share
Class A Shares          $      11.74   $      10.67   $      13.45    $       9.52    $       9.57
                        ------------   ------------   ------------    ------------    ------------
Class B Shares                    --             --   $      13.41    $       9.52              --
                        ------------   ------------   ------------    ------------    ------------
Class Y Shares          $      11.75   $      10.68   $      13.47    $       9.52    $       9.57
                        ------------   ------------   ------------    ------------    ------------
Offering Price Per
Share*
Class A Shares          $      12.29** $      11.17** $      14.08**  $       9.97**  $      10.02**
                        ------------   ------------   ------------    ------------    ------------
Class B Shares                    --             --   $      13.41    $       9.52              --
                        ------------   ------------   ------------    ------------    ------------
Class Y Shares          $      11.75   $      10.68   $      13.47    $       9.52    $       9.57
                        ------------   ------------   ------------    ------------    ------------
Redemption Proceeds
Per Share*
Class A Shares          $      11.74   $      10.67   $      13.45    $       9.52    $       9.57
                        ------------   ------------   ------------    ------------    ------------
Class B Shares                    --             --   $      12.74*** $       9.04***           --
                        ------------   ------------   ------------    ------------    ------------
Class Y Shares          $      11.75   $      10.68   $      13.47    $       9.52    $       9.57
                        ------------   ------------   ------------    ------------    ------------
Investments, at
identified cost         $159,271,222   $262,487,978   $529,476,986    $570,881,826    $142,796,517
                        ------------   ------------   ------------    ------------    ------------
Investments, at tax
cost                    $160,489,346   $262,487,978   $531,063,252    $570,897,953    $142,796,517
                        ------------   ------------   ------------    ------------    ------------

  *See "What do Shares Cost" in the Prospectus.
 **Computation of Offering Price: 100\95.50 of net asset value.
***Computation of Redemption Price: 95\100 of net asset value.
(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              The Wachovia Funds and The Wachovia Municipal Funds
                Statements of Assets and Liabilities--Continued

                               November 30, 1999

                                                         Wachovia       Wachovia
                          Wachovia        Wachovia        North          South         Wachovia
                         Short Term       Georgia        Carolina       Carolina       Virginia
                        Fixed Income     Municipal      Municipal      Municipal      Municipal
                            Fund         Bond Fund      Bond Fund      Bond Fund      Bond Fund
---------------------------------------------------------------------------------------------------
Assets:
Investments in
securities, at value    $43,716,482     $112,426,009   $437,976,545   $344,167,013   $136,357,480
Investments in
repurchase agreements     4,397,275               --             --             --             --
Income receivable           616,771        2,141,141      6,564,286      6,031,642      2,539,742
Receivable for shares
sold                         82,342          150,000        524,992             --             --
Deferred
organizational costs             --               --          8,168             --             --
Other assets                     --               --          6,190             --             --
                        -----------     ------------   ------------   ------------   ------------
  Total assets           48,812,870      114,717,150    445,080,181    350,198,655    138,897,222
                        -----------     ------------   ------------   ------------   ------------
Liabilities:
Payable for shares
redeemed                     26,620            2,181             --        246,722        785,315
Income distribution
payable                          --          425,164      1,577,384      1,244,309        516,121
Payable to adviser           18,640           30,905        142,607        109,826         47,215
Accrued expenses             35,365           53,349        192,702        142,187         54,982
                        -----------     ------------   ------------   ------------   ------------
  Total liabilities          80,625          511,599      1,912,693      1,743,044      1,403,633
                        -----------     ------------   ------------   ------------   ------------
Net Assets Consist of:
Paid in capital          52,188,521      116,191,310    446,542,980    350,448,958    139,690,732
Net unrealized
 appreciation
 (depreciation) of
 investments, futures
 contracts, and
 translation of assets
 and liabilities in
 foreign currency          (526,241)      (1,425,854)    (3,649,501)    (2,055,938)      (769,281)
Accumulated net
 realized gain (loss)
 on investments,
 futures, and foreign
 currency transactions   (3,064,915)        (575,481)       245,432         63,977     (1,435,169)
Undistributed net
investment income           134,880           15,576         28,577         (1,386)         7,307
                        -----------     ------------   ------------   ------------   ------------
  Total Net Assets      $48,732,245     $114,205,551   $443,167,488   $348,455,611   $137,493,589
                        -----------     ------------   ------------   ------------   ------------
Net Assets
Class A Shares          $10,408,947     $  5,450,288   $  8,644,277   $ 59,655,366   $  7,682,572
                        -----------     ------------   ------------   ------------   ------------
Class Y Shares          $38,323,298     $108,755,263   $434,523,211   $288,800,245   $129,811,017
                        -----------     ------------   ------------   ------------   ------------
Shares Outstanding
Class A Shares            1,080,626          513,760        806,163      5,646,106        780,367
Class Y Shares            3,978,997       10,251,540     40,522,854     27,333,816     13,185,478
                        -----------     ------------   ------------   ------------   ------------
  Total Shares
   Outstanding            5,059,623       10,765,300     41,329,017     32,979,922     13,965,845
                        -----------     ------------   ------------   ------------   ------------
Net Asset Value Per
Share
Class A Shares          $      9.63     $      10.61   $      10.72   $      10.57   $       9.84
                        -----------     ------------   ------------   ------------   ------------
Class Y Shares          $      9.63     $      10.61   $      10.72   $      10.57   $       9.84
                        -----------     ------------   ------------   ------------   ------------
Offering Price Per
Share*
Class A Shares          $      9.88***  $      11.11** $      11.23** $      11.07** $      10.30**
                        -----------     ------------   ------------   ------------   ------------
Class Y Shares          $      9.63     $      10.61   $      10.72   $      10.57   $       9.84
                        -----------     ------------   ------------   ------------   ------------
Redemption Proceeds
Per Share*
Class A Shares          $      9.63     $      10.61   $      10.72   $      10.57   $       9.84
                        -----------     ------------   ------------   ------------   ------------
Class Y Shares          $      9.63     $      10.61   $      10.72   $      10.57   $       9.84
                        -----------     ------------   ------------   ------------   ------------
Investments, at
identified cost         $48,639,998     $113,851,863   $441,626,046   $346,222,951   $137,126,761
                        -----------     ------------   ------------   ------------   ------------
Investments, at tax
cost                    $48,639,998     $113,851,863   $441,637,516   $346,222,951   $137,126,761
                        -----------     ------------   ------------   ------------   ------------

  *See "What do Shares Cost" in the Prospectus.
 **Computation of Offering Price: 100\95.50 of net asset value.
***Computation of Offering Price: 100\97.50 of net asset value.
(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              The Wachovia Funds and The Wachovia Municipal Funds
                            Statements of Operations

                          Year Ended November 30, 1999

                                         Wachovia                            Wachovia
                            Wachovia   Quantitative  Wachovia    Wachovia     Special
                             Equity       Equity     Growth &     Equity      Values
                              Fund         Fund     Income Fund Index Fund     Fund
----------------------------------------------------------------------------------------
Investment Income:
Dividends                  $ 2,554,864 $ 5,462,963  $ 3,540,389 $ 5,817,702 $ 3,317,159
Interest                     2,181,840   1,553,806      948,653   2,961,887   1,358,375
                           ----------- -----------  ----------- ----------- -----------
  Total income               4,736,704   7,016,769    4,489,042   8,779,589   4,675,534
                           ----------- -----------  ----------- ----------- -----------
Expenses:
Investment adviser fee       2,103,351   3,185,116    2,356,482   1,507,843   1,322,706
Administrative personnel
and services fee               250,356     370,364      281,898     419,626     137,842
Custodian fees                  57,567      77,415       62,996      87,126      33,068
Transfer and dividend
disbursing agent fees and
expenses                        25,597      56,460       44,721      11,083      34,647
Trustees' fees                   5,180       6,509        8,860       8,407       3,589
Auditing fees                   15,520      14,955       15,245      15,165      14,899
Legal fees                       5,185       8,784       10,684       8,436       4,236
Portfolio accounting fees        3,003       3,025        2,470       7,107       3,534
Distribution services
fee--Class B Shares             54,300     171,432           --          --         940
Shareholder services
fee--Class A Shares            236,058     217,413      340,460     411,379     164,684
Shareholder services
fee--Class B Shares             18,100      57,144           --          --         313
Share registration costs        41,905     153,695       27,951      52,279      37,484
Printing and postage            13,177      14,861       13,992      10,590      20,526
Insurance premiums               1,243       2,146        1,870       2,701       1,218
Miscellaneous                    5,169      10,441       10,047       8,177       5,318
                           ----------- -----------  ----------- ----------- -----------
  Total expenses             2,835,711   4,349,760    3,177,676   2,549,919   1,785,004
                           ----------- -----------  ----------- ----------- -----------
Waivers and
reimbursements--
 Waiver of investment
 adviser fee                        --          --           --          --      (3,432)
                           ----------- -----------  ----------- ----------- -----------
  Net expenses               2,835,711   4,349,760    3,177,676   2,549,919   1,781,572
                           ----------- -----------  ----------- ----------- -----------
   Net investment income     1,900,993   2,667,009    1,311,366   6,229,670   2,893,962
                           ----------- -----------  ----------- ----------- -----------
Realized and Unrealized
Gain (Loss) on
Investments:
Net realized gain on
 investments, futures
 contracts and foreign
 currency transactions      14,330,020  29,407,587   60,678,778  17,541,090   7,161,252
Net change in unrealized
 appreciation
 (depreciation) of
 investments, futures
 contracts and
 translation of assets
 and liabilities in
 foreign currency           48,286,545  31,769,230    1,531,826  64,241,493  (1,650,644)
                           ----------- -----------  ----------- ----------- -----------
  Net realized and
   unrealized gain (loss)
   on investments,
   futures contracts and
   foreign currency         62,616,565  61,176,817   62,210,604  81,782,583   5,510,608
                           ----------- -----------  ----------- ----------- -----------
    Change in net assets
    resulting from
    operations             $64,517,558 $63,843,826  $63,521,970 $88,012,253 $ 8,404,570
                           ----------- -----------  ----------- ----------- -----------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              The Wachovia Funds and The Wachovia Municipal Funds
                      Statements of Operations--Continued

                          Year Ended November 30, 1999

                           Wachovia      Wachovia                                Wachovia
                           Emerging      Personal     Wachovia     Wachovia     Intermediate
                            Markets       Equity      Balanced       Fixed         Fixed
                             Fund         Fund(1)       Fund      Income Fund   Income Fund
--------------------------------------------------------------------------------------------
Investment Income:
Dividends                 $ 2,981,450*  $ 1,334,495  $ 3,147,886  $ 1,351,671   $   339,693
Interest                      269,832       406,438   12,899,497   21,605,090     6,224,225
                          -----------   -----------  -----------  -----------   -----------
  Total income              3,251,282     1,740,933   16,047,383   22,956,761     6,563,918
                          -----------   -----------  -----------  -----------   -----------
Expenses:
Investment adviser fee      1,655,474       990,713    3,422,031    2,163,987       635,402
Administrative personnel
and services fee              137,802       104,036      402,347      291,783        86,913
Custodian fees                313,931        25,760       83,589       65,590        21,180
Transfer and dividend
disbursing agent fees
and expenses                   36,847        11,000       18,331       17,629        14,772
Trustees' fees                  4,874         3,500        7,652        6,342         2,110
Auditing fees                  15,968        15,000       14,867       15,121        14,864
Legal fees                      9,115         2,000        9,308       10,090         4,311
Portfolio accounting
fees                            8,191           500        9,641       13,194         1,235
Distribution services
fee--Class B Shares                --            --      134,080        5,854            --
Shareholder services
fee--Class A Shares            33,617            16      480,755      139,078         9,931
Shareholder services
fee--Class B Shares                --            --       44,693        1,951            --
Share registration costs       32,014       125,922       97,685       99,016        24,139
Printing and postage           15,223         5,000       11,456       14,264        15,279
Insurance premiums              2,382         4,500        3,014        1,310         1,027
Miscellaneous                   4,182         5,000       13,399        8,068         4,302
                          -----------   -----------  -----------  -----------   -----------
  Total expenses            2,269,620     1,292,947    4,752,848    2,853,277       835,465
                          -----------   -----------  -----------  -----------   -----------
Waivers and
reimbursements--
 Waiver of investment
 adviser fee                       --       (15,909)    (372,597)    (110,201)      (42,003)
                          -----------   -----------  -----------  -----------   -----------
  Net expenses              2,269,620     1,277,038    4,380,251    2,743,076       793,462
                          -----------   -----------  -----------  -----------   -----------
   Net investment income      981,662       463,895   11,667,132   20,213,685     5,770,456
                          -----------   -----------  -----------  -----------   -----------
Realized and Unrealized
Gain (Loss) on
Investments:
Net realized gain (loss)
 on investments, futures
 contracts and foreign
 currency transactions      2,891,987**   7,806,983   21,074,744   (1,975,659)       35,200
Net change in unrealized
 appreciation
 (depreciation) of
 investments, futures
 contracts and
 translation of assets
 and liabilities in
 foreign currency          52,585,006    20,381,700   37,368,946  (16,216,784)   (5,768,480)
                          -----------   -----------  -----------  -----------   -----------
 Net realized and
  unrealized gain (loss)
  on investments,
  futures contracts and
  foreign currency         55,476,993    28,188,683   58,443,690  (18,192,443)   (5,733,280)
                          -----------   -----------  -----------  -----------   -----------
   Change in net assets
   resulting from
   operations             $56,458,655   $28,652,578  $70,110,822  $ 2,021,242   $    37,176
                          -----------   -----------  -----------  -----------   -----------

  *Net of foreign taxes withheld of $221,723.
 **Net of foreign capital gain taxes of $243,267.
(1)Reflects operations for the period from July 30, 1999 (date of initial public investment) to November 30, 1999.
(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              The Wachovia Funds and The Wachovia Municipal Funds
                      Statements of Operations--Continued

                          Year Ended November 30, 1999

                                                       Wachovia      Wachovia
                            Wachovia     Wachovia       North         South       Wachovia
                           Short Term     Georgia      Carolina      Carolina     Virginia
                              Fixed      Municipal    Municipal     Municipal     Municipal
                           Income Fund   Bond Fund    Bond Fund     Bond Fund     Bond Fund
---------------------------------------------------------------------------------------------
Investment Income:
Dividends                  $    82,738  $        --  $         --  $         --  $        --
Interest                     3,236,702    2,837,197     9,635,223    10,846,610    6,259,975
                           -----------  -----------  ------------  ------------  -----------
  Total income               3,319,440    2,837,197     9,635,223    10,846,610    6,259,975
                           -----------  -----------  ------------  ------------  -----------
Expenses:
Investment adviser fee         310,181      415,853     1,466,791     1,507,188      876,247
Administrative personnel
and services fee                47,798       43,476       151,115       160,810       98,127
Custodian fees                  11,279       11,089        35,897        38,504       23,682
Transfer and dividend
disbursing agent fees and
expenses                         6,534       11,891        18,169         8,773       15,611
Trustees' fees                   2,607        2,386         2,677         2,960        2,987
Auditing fees                   15,099       15,394        15,245        15,022       13,368
Legal fees                       6,010        5,777         5,138         5,917        5,203
Portfolio accounting fees        3,019        9,316        17,834        15,110       12,793
Shareholder services
fee--Class A Shares             25,565       15,941        23,325       162,729       21,071
Share registration costs        15,451       45,425       115,004        86,928       31,895
Printing and postage            10,816       11,275        18,712        26,018       24,825
Insurance premiums               1,049        1,000           891         1,120          833
Miscellaneous                    4,175       11,283        16,542         4,980        6,347
                           -----------  -----------  ------------  ------------  -----------
  Total expenses               459,583      600,106     1,887,340     2,036,059    1,132,989
                           -----------  -----------  ------------  ------------  -----------
Waivers and
reimbursements--
 Waiver of investment
 adviser fee                   (78,764)    (198,440)     (568,554)     (709,176)    (344,472)
                           -----------  -----------  ------------  ------------  -----------
  Net expenses                 380,819      401,666     1,318,786     1,326,883      788,517
                           -----------  -----------  ------------  ------------  -----------
   Net investment income     2,938,621    2,435,531     8,316,437     9,519,727    5,471,458
                           -----------  -----------  ------------  ------------  -----------
Realized and Unrealized
Gain (Loss) on
Investments:
Net realized gain (loss)
 on investments, futures
 contracts and foreign
 currency transactions         491,231     (561,411)      263,247        64,300      169,324
Net change in unrealized
 appreciation
 (depreciation) of
 investments, futures
 contracts and
 translation of assets
 and liabilities in
 foreign currency           (1,634,947)  (3,747,837)  (13,454,369)  (15,832,915)  (7,994,414)
                           -----------  -----------  ------------  ------------  -----------
  Net realized and
   unrealized gain (loss)
   on investments,
   futures contracts and
   foreign currency         (1,143,716)  (4,309,248)  (13,191,122)  (15,768,615)  (7,825,090)
                           -----------  -----------  ------------  ------------  -----------
    Change in net assets
    resulting from
    operations             $ 1,794,905  $(1,873,717) $ (4,874,685) $ (6,248,888) $(2,353,632)
                           -----------  -----------  ------------  ------------  -----------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              The Wachovia Funds and The Wachovia Municipal Funds
                      Statements of Changes in Net Assets

                                  Wachovia                    Wachovia                    Wachovia
                                 Equity Fund          Quantitative Equity Fund      Growth & Income Fund
                        -------------------------------------------------------------------------------------
                              Year          Year          Year          Year          Year          Year
                             Ended         Ended         Ended         Ended         Ended         Ended
                          November 30,  November 30,  November 30,  November 30,  November 30,  November 30,
                              1999          1998          1999          1998          1999          1998
-------------------------------------------------------------------------------------------------------------
Increase (Decrease) in
Net Assets:
Operations--
 Net investment income    $  1,900,993  $  2,562,164  $  2,667,009  $  3,010,939  $  1,311,366  $  2,327,051
 Net realized gain
  (loss) on investments
  and futures contracts     14,330,020    25,423,254    29,407,587     8,106,935    60,678,778    39,310,322
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments and
  futures contracts         48,286,545     9,686,441    31,769,230    34,370,766     1,531,826    20,725,093
                          ------------  ------------  ------------  ------------  ------------  ------------
 Change in net assets
  resulting from
  operations                64,517,558    37,671,859    63,843,826    45,488,640    63,521,970    62,362,466
                          ------------  ------------  ------------  ------------  ------------  ------------
Distributions to
Shareholders--
 Distributions from net
  investment income
 Class A Shares               (362,278)     (434,085)     (504,434)     (550,325)     (456,714)   (1,096,382)
 Class B Shares                   (293)       (9,956)      (10,684)      (38,995)           --            --
 Class Y Shares             (1,373,680)   (2,078,302)   (2,379,853)   (2,433,040)   (1,160,298)     (847,829)
 Distributions from net
  realized gain on
  investments and
  futures contracts
 Class A Shares             (6,403,780)   (4,382,604)   (9,777,137)   (3,354,334)  (15,960,065)  (16,598,781)
 Class B Shares               (682,925)     (386,343)   (2,553,864)     (633,226)           --            --
 Class Y Shares            (23,092,487)  (17,186,819)  (25,353,209)  (16,891,130)  (25,242,279)           --
                          ------------  ------------  ------------  ------------  ------------  ------------
 Change in net assets
  from distributions to
  shareholders             (31,915,443)  (24,478,109)  (40,579,181)  (23,901,050)  (42,819,356)  (18,542,992)
                          ------------  ------------  ------------  ------------  ------------  ------------
Share Transactions--
 Proceeds from sale of
  shares                   126,213,398    79,804,293    45,216,048    85,542,784    79,304,120   228,486,710
 Proceeds from shares
  issued in connection
  with the tax-free
  transfer of assets
  from a Common Trust
  Fund                              --            --   373,318,412            --            --            --
 Net asset value of
  shares issued
  to shareholders in
  payment of dividends
  declared                  24,618,584    18,768,160    36,090,601    21,884,659    20,328,598     9,768,460
 Cost of shares redeemed   (90,750,849)  (51,792,656)  (75,233,898)  (44,449,005) (107,223,683) (284,316,544)
                          ------------  ------------  ------------  ------------  ------------  ------------
 Change in net assets
  from
  share transactions        60,081,133    46,779,797   379,391,163    62,978,438    (7,590,965)  (46,061,374)
                          ------------  ------------  ------------  ------------  ------------  ------------
  Change in net assets      92,683,248    59,973,547   402,655,808    84,566,028    13,111,649    (2,241,900)
Net Assets:
 Beginning of period       259,153,014   199,179,467   309,556,888   224,990,860   336,481,729   338,723,629
                          ------------  ------------  ------------  ------------  ------------  ------------
 End of period            $351,836,262  $259,153,014  $712,212,696  $309,556,888  $349,593,378  $336,481,729
                          ------------  ------------  ------------  ------------  ------------  ------------
Undistributed net
 investment
 income included in net
 assets at end of period  $    349,608  $    184,893  $     94,763  $    322,725  $    192,896  $    498,542
                          ------------  ------------  ------------  ------------  ------------  ------------
Net gain as computed for
 federal tax purposes     $ 10,259,620  $ 29,886,669  $ 26,412,197  $ 11,277,361  $ 59,248,423  $ 41,201,605
                          ------------  ------------  ------------  ------------  ------------  ------------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              The Wachovia Funds and The Wachovia Municipal Funds
                 Statements of Changes in Net Assets--Continued

                                  Wachovia                    Wachovia
                              Equity Index Fund          Special Values Fund
                        ---------------------------------------------------------
                              Year          Year          Year          Year
                             Ended         Ended         Ended         Ended
                          November 30,  November 30,  November 30,  November 30,
                              1999          1998          1999          1998
---------------------------------------------------------------------------------
Increase (Decrease) in
Net Assets:
Operations--
 Net investment income    $  6,229,670  $  5,003,197  $  2,893,962  $  1,701,412
 Net realized gain on
  investments and
  futures contracts         17,541,090       421,731     7,161,252     5,464,983
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments
  and futures contracts     64,241,493    68,214,882    (1,650,644)  (15,392,292)
                          ------------  ------------  ------------  ------------
 Change in net assets
  resulting from
  operations                88,012,253    73,639,810     8,404,570    (8,225,897)
                          ------------  ------------  ------------  ------------
Distributions to
Shareholders--
 Distributions from net
  investment income
 Class A Shares             (1,667,787)     (945,159)     (597,826)     (273,707)
 Class B Shares                     --            --            --            --
 Class Y Shares             (4,270,929)   (3,814,497)   (1,140,362)     (656,635)
 Distributions from net
  realized gain on
  investments and
  futures contracts
 Class A Shares             (2,179,495)   (1,188,632)   (2,756,902)   (3,883,188)
 Class B Shares                     --            --            --            --
 Class Y Shares             (4,801,448)   (5,186,506)   (4,195,184)   (7,685,327)
                          ------------  ------------  ------------  ------------
 Change in net assets
  from distributions to
  shareholders             (12,919,659)  (11,134,794)   (8,690,274)  (12,498,857)
                          ------------  ------------  ------------  ------------
Share Transactions--
 Proceeds from sale of
  shares                   148,792,010   134,592,835    55,734,701    70,849,082
 Proceeds from shares
  issued in connection
  with the tax-free
  transfer of assets
  from a Common Trust
  Fund                              --            --     6,217,889            --
 Net asset value of
  shares issued to
  shareholders in
  payment of dividends
  declared                  12,226,266    10,713,271     7,362,549    11,067,462
 Cost of shares redeemed  (114,781,275)  (83,275,340)  (43,319,704)  (33,500,251)
                          ------------  ------------  ------------  ------------
 Change in net assets
  from share
  transactions              46,237,001    62,030,766    25,995,435    48,416,293
                          ------------  ------------  ------------  ------------
    Change in net assets   121,329,595   124,535,782    25,709,731    27,691,539
Net Assets:
 Beginning of period       423,301,756   298,765,974   149,957,852   122,266,313
                          ------------  ------------  ------------  ------------
 End of period            $544,631,351  $423,301,756  $175,667,583  $149,957,852
                          ------------  ------------  ------------  ------------
Undistributed net
 investment income
 included in net assets
 at end of period         $  1,093,854  $    802,900  $  2,752,766  $  1,564,491
                          ------------  ------------  ------------  ------------
Net gain as computed for
 federal tax purposes     $ 11,284,463  $  7,032,936  $  5,879,628  $  6,952,058
                          ------------  ------------  ------------  ------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              The Wachovia Funds and The Wachovia Municipal Funds
                 Statements of Changes in Net Assets--Continued

                                    Wachovia
                                 Wachovia              Personal            Wachovia
                          Emerging Markets Fund      Equity Fund         Balanced Fund
                       -----------------------------------------------------------------------
                             Year          Year         Period         Year          Year
                            Ended         Ended         Ended         Ended         Ended
                         November 30,  November 30,  November 30,  November 30,  November 30,
                             1999          1998        1999(1)         1999          1998
----------------------------------------------------------------------------------------------
Increase (Decrease) in
Net Assets:
Operations--
 Net investment income   $    981,662  $  1,727,317  $    463,895  $ 11,667,132  $ 11,937,638
 Net realized gain
  (loss) on investments,
  futures contracts and
  foreign currency
  transactions              2,891,987   (26,904,345)    7,806,983    21,074,744    34,803,316
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts and
  translation of assets
  and liabilities in
  foreign currency         52,585,006   (16,292,727)   20,381,700    37,368,946     5,465,835
                         ------------  ------------  ------------  ------------  ------------
 Change in net assets
  resulting from
  operations               56,458,655   (41,469,755)   28,652,578    70,110,822    52,206,789
                         ------------  ------------  ------------  ------------  ------------
Distributions to
Shareholders--
 Distributions from net
  investment income
 Class A Shares               (48,950)      (79,885)           --    (4,340,110)   (2,395,836)
 Class B Shares                    --            --            --      (276,558)     (210,069)
 Class Y Shares            (1,079,581)   (1,627,997)     (212,600)   (6,781,441)   (9,025,669)
 Distributions from net
  realized gain on
  investments, futures
  contracts and foreign
  currency
 Class A Shares                    --            --            --   (17,377,408)   (3,838,968)
 Class B Shares                    --            --            --    (1,929,181)     (425,121)
 Class Y Shares                    --            --            --   (32,938,534)  (16,816,255)
                         ------------  ------------  ------------  ------------  ------------
 Change in net assets
  from distributions to
  shareholders             (1,128,531)   (1,707,882)     (212,600)  (63,643,232)  (32,711,918)
                         ------------  ------------  ------------  ------------  ------------
Share Transactions--
 Proceeds from sale of
  shares                   35,132,998    59,662,218     2,244,187   216,793,701   167,115,147
 Proceeds from shares
  issued in connection
  with the tax-free
  transfer of assets
  from a Common Trust
  Fund                             --            --   428,394,696   249,842,105            --
 Net asset value of
  shares issued to
  shareholders in
  payment of dividends
  declared                    384,631       616,589            63    57,849,606    30,283,351
 Cost of shares redeemed  (35,972,883)  (25,222,374)  (14,516,568) (304,243,599)  (99,971,459)
                         ------------  ------------  ------------  ------------  ------------
 Change in net assets
  from
  share transactions         (455,254)   35,056,433   416,122,378   220,241,813    97,427,039
                         ------------  ------------  ------------  ------------  ------------
    Change in net assets   54,874,870    (8,121,204)  444,562,356   226,709,403   116,921,910
Net Assets:
 Beginning of period      139,574,958   147,696,162            --   423,889,391   306,967,481
                         ------------  ------------  ------------  ------------  ------------
 End of period           $194,449,828  $139,574,958  $444,562,356  $650,598,794  $423,889,391
                         ------------  ------------  ------------  ------------  ------------
Undistributed net
 investment
 income included in net
 assets at end of period $  1,380,168  $    861,148  $    251,295  $  2,059,503  $  1,790,481
                         ------------  ------------  ------------  ------------  ------------
Net gain (loss) as
 computed for
 federal tax purposes    $  2,465,582  $(25,282,206) $  8,014,524  $ 17,205,726  $ 39,461,216
                         ------------  ------------  ------------  ------------  ------------

(1) Reflects operations for the period from July 30, 1999 (date of initial public investment) to November 30, 1999.

(See Notes which are an integral part of the Financial Statements)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              The Wachovia Funds and The Wachovia Municipal Funds
                 Statements of Changes in Net Assets--Continued

                                                                                               Wachovia
                                  Wachovia                       Wachovia                       Short-
                             Fixed Income Fund        Intermediate Fixed Income Fund    Term Fixed Income Fund
                       -------------------------------------------------------------------------------------------
                             Year           Year           Year             Year           Year          Year
                             Ended         Ended           Ended           Ended          Ended         Ended
                         November 30,   November 30,   November 30,     November 30,   November 30,  November 30,
                             1999           1998           1999             1998           1999          1998
------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in
Net Assets:
 Operations--
 Net investment income   $  20,213,685  $ 12,119,208  $    5,770,456  $     5,108,991  $  2,938,621  $  5,662,695
 Net realized gain
  (loss) on investments
  and futures contracts     (1,975,659)    3,568,877          35,200        4,965,732       491,231       536,985
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments and
  futures contracts        (16,216,784)    2,972,507      (5,768,480)      (1,521,439)   (1,634,947)      920,118
                         -------------  ------------  --------------  ---------------  ------------  ------------
 Change in net assets
  resulting from
  operations                 2,021,242    18,660,592          37,176        8,553,284     1,794,905     7,119,798
                         -------------  ------------  --------------  ---------------  ------------  ------------
Distributions to
Shareholders--
 Distributions from net
  investment income
 Class A Shares             (2,884,514)     (940,460)       (202,679)      (2,130,033)     (547,972)     (502,454)
 Class B Shares                (35,054)      (16,381)             --               --            --            --
 Class Y Shares            (16,617,132)  (11,358,420)     (5,512,076)      (3,157,720)   (2,779,470)   (5,081,639)
 Distributions from net
  realized gain on
  investments and
  futures contracts
 Class A Shares               (111,279)           --         (92,062)              --            --            --
 Class B Shares                 (2,141)           --              --               --            --            --
 Class Y Shares               (741,696)           --      (1,701,330)              --            --            --
                         -------------  ------------  --------------  ---------------  ------------  ------------
 Change in net assets
  from distributions to
  shareholders             (20,391,816)  (12,315,261)     (7,508,147)      (5,287,753)   (3,327,442)   (5,584,093)
                         -------------  ------------  --------------  ---------------  ------------  ------------
Share Transactions--
 Proceeds from sale of
  shares                   165,467,506    81,647,518      20,483,149       99,110,496    13,979,811    28,878,718
 Proceeds from shares
  issued in connection
  with the tax-free
  transfer of assets
  from a Common Trust
  Fund                     265,851,176            --      59,122,769               --     7,116,836            --
 Net asset value of
  shares issued to
  shareholders in
  payment of
  distributions declared     9,617,907     7,498,622         651,094          592,995     2,803,311     5,384,024
 Cost of shares redeemed  (102,333,202)  (53,025,914)    (23,663,167)    (107,004,830)  (82,504,658)  (25,225,385)
                         -------------  ------------  --------------  ---------------  ------------  ------------
 Change in net assets
  from share
  transactions             338,603,387    36,120,226      56,593,845       (7,301,339)  (58,604,700)    9,037,357
                         -------------  ------------  --------------  ---------------  ------------  ------------
  Change in net assets     320,232,813    42,465,557      49,122,874       (4,035,808)  (60,137,237)   10,573,062
Net Assets:
 Beginning of period       238,043,019   195,577,462      92,589,817       96,625,625   108,869,482    98,296,420
                         -------------  ------------  --------------  ---------------  ------------  ------------
 End of period           $ 558,275,832  $238,043,019  $  141,712,691  $    92,589,817  $ 48,732,245  $108,869,482
                         -------------  ------------  --------------  ---------------  ------------  ------------
Undistributed net
 investment income
 included in net assets
 at
 end of period           $     592,886  $         --  $      117,569  $        61,868  $    134,880  $    523,701
                         -------------  ------------  --------------  ---------------  ------------  ------------
Net gain (loss) as
 computed for federal
 tax purposes            $  (2,177,586) $  3,793,537  $       79,785  $     4,972,877  $    491,231  $    531,738
                         -------------  ------------  --------------  ---------------  ------------  ------------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              The Wachovia Funds and The Wachovia Municipal Funds
                 Statements of Changes in Net Assets--Continued

                                   Wachovia                    Wachovia
                               Georgia Municipal       North Carolina Municipal
                                   Bond Fund                   Bond Fund
                           -------------------------------------------------------
                               Year          Year          Year          Year
                              Ended         Ended         Ended         Ended
                           November 30,  November 30,  November 30,  November 30,
                               1999          1998          1999          1998
---------------------------------------------------------------------------------
Increase (Decrease) in
Net Assets:
Operations--
 Net investment income     $  2,435,531  $   825,254   $  8,316,437  $ 2,437,336
 Net realized gain (loss)
  on investments               (561,411)      61,857        263,247      327,825
 Net change in unrealized
  appreciation
  (depreciation)
  of investments             (3,747,837)     428,018    (13,454,369)   1,360,515
                           ------------  -----------   ------------  -----------
 Change in net assets
  resulting from
  operations                 (1,873,717)   1,315,129     (4,874,685)   4,125,676
                           ------------  -----------   ------------  -----------
Distributions to
Shareholders--
 Distributions from net
  investment income
 Class A Shares                (245,913)    (251,879)      (354,496)    (393,274)
 Class Y Shares              (2,174,539)    (573,430)    (7,981,753)  (2,044,014)
 Distributions from net
  realized gain on
  investments
 Class A Shares                 (17,469)      (2,076)       (47,957)      (6,494)
 Class Y Shares                 (43,655)      (3,949)      (279,986)     (25,032)
                           ------------  -----------   ------------  -----------
 Change in net assets
  from distributions to
  shareholders               (2,481,576)    (831,334)    (8,664,192)  (2,468,814)
                           ------------  -----------   ------------  -----------
Share Transactions--
 Proceeds from sale of
  shares                     13,513,690    6,541,536     40,895,769   17,216,738
 Proceeds from shares
  issued in connection
  with the tax-free
  transfer of assets from
  a Common Trust Fund        88,191,199           --    366,043,958           --
 Net asset value of
  shares issued to
  shareholders in
  payment of distributions
  declared                      290,940      271,955        717,052      527,425
 Cost of shares redeemed     (7,365,394)  (2,205,784)   (17,244,173)  (8,774,593)
                           ------------  -----------   ------------  -----------
 Change in net assets
  from share
  transactions               94,630,435    4,607,707    390,412,606    8,969,570
                           ------------  -----------   ------------  -----------
  Change in net assets       90,275,142    5,091,502    376,873,729   10,626,432
Net Assets:
 Beginning of period         23,930,409   18,838,907     66,293,759   55,667,327
                           ------------  -----------   ------------  -----------
 End of period             $114,205,551  $23,930,409   $443,167,488  $66,293,759
                           ------------  -----------   ------------  -----------
Undistributed net
 investment income
 included in net assets
 at end of period          $     15,576  $       497   $     28,577  $        48
                           ------------  -----------   ------------  -----------
Net gain (loss) as
 computed for federal tax
 purposes                  $   (575,481) $    61,164   $    257,307  $   327,826
                           ------------  -----------   ------------  -----------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              The Wachovia Funds and The Wachovia Municipal Funds
                 Statements of Changes in Net Assets--Continued

                                 Wachovia                     Wachovia
                         South Carolina Municipal        Virginia Municipal
                                 Bond Fund                  Bond Fund
                      -----------------------------------------------------------
                             Year          Year          Year          Year
                            Ended         Ended         Ended          Ended
                         November 30,  November 30,  November 30,  November 30,
                             1999          1998          1999          1998
---------------------------------------------------------------------------------
Increase (Decrease) in
Net Assets:
Operations--
 Net investment income   $  9,519,727  $  5,366,704  $  5,471,458  $   4,906,389
 Net realized gain on
  investments                  64,300       209,185       169,324        723,926
 Net change in
  unrealized
  appreciation
  (depreciation)
  of investments          (15,832,915)    2,123,645    (7,994,414)     1,656,976
                         ------------  ------------  ------------  -------------
 Change in net assets
  resulting from
  operations               (6,248,888)    7,699,534    (2,353,632)     7,287,291
                         ------------  ------------  ------------  -------------
Distributions to
Shareholders--
 Distributions from net
  investment income
 Class A Shares            (2,932,843)   (2,984,948)     (366,695)    (2,135,085)
 Class Y Shares            (6,591,278)   (2,379,402)   (5,090,199)    (3,026,800)
 Distributions from net
  realized gain on
  investments
 Class A Shares              (116,632)       (5,753)           --             --
 Class Y Shares               (92,877)       (4,021)           --             --
                         ------------  ------------  ------------  -------------
 Change in net assets
  from distributions to
  shareholders             (9,733,630)   (5,374,124)   (5,456,894)    (5,161,885)
                         ------------  ------------  ------------  -------------
Share Transactions--
 Proceeds from sale of
  shares                   37,278,910    23,937,897    26,296,082    110,194,596
 Proceeds from shares
  issued in connection
  with the tax-free
  transfer of assets
  from a Common Trust
  Fund                    225,809,305            --    32,818,769             --
 Net asset value of
  shares issued to
  shareholders in
  payment
  of distributions
  declared                  2,188,807     2,037,672       555,659        341,749
 Cost of shares redeemed  (23,066,610)  (14,650,172)  (22,355,749)  (115,832,370)
                         ------------  ------------  ------------  -------------
 Change in net assets
  from share
  transactions            242,210,412    11,325,397    37,314,761     (5,296,025)
                         ------------  ------------  ------------  -------------
  Change in net assets    226,227,894    13,650,807    29,504,235     (3,170,619)
Net Assets:
 Beginning of period      122,227,717   108,576,910   107,989,354    111,159,973
                         ------------  ------------  ------------  -------------
 End of period           $348,455,611  $122,227,717  $137,493,589  $ 107,989,354
                         ------------  ------------  ------------  -------------
Undistributed net
 investment income
 included in net assets
 at end of period        $     (1,386) $      3,008  $      7,307  $      (7,257)
                         ------------  ------------  ------------  -------------
Net gain (loss) as
 computed for federal
 tax purposes            $     64,300  $    207,167  $    169,324  $     723,926
                         ------------  ------------  ------------  -------------

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              The Wachovia Funds and The Wachovia Municipal Funds
                      Financial Highlights--Class A Shares

                (For a share outstanding throughout each period)

                                                                                             Distributions
                                                                                               from Net
                                       Net Realized and                                    Realized Gain on
              Net Asset            Unrealized Gain/(Loss) on            Distributions Investment Transactions and
               Value,      Net      Investments and Futures  Total from   from Net         Futures Contracts
Year Ended    beginning Investment  Contracts, and Foreign   Investment  Investment           and
Foreign             Total
November 30,  of period   Income     Currency Transactions   Operations    Income        Currency Transactions
Distributions
-------------------------------------------------------------------------------------------------------------------------------
Wachovia Equity Fund
1995           $10.32      0.23               2.64              2.87        (0.25)
(0.23)               (0.48)
1996           $12.71      0.22(4)            2.83              3.05        (0.22)
(0.73)               (0.95)
1997           $14.81      0.14(4)            2.43              2.57        (0.13)
(1.86)               (1.99)
1998           $15.39      0.13(4)            2.21              2.34        (0.14)
(1.68)               (1.82)
1999           $15.91      0.06               3.41              3.47        (0.07)
(1.89)               (1.96)
Wachovia Quantitative Equity Fund
1995           $ 9.60      0.22               3.51              3.73        (0.22)
--                (0.22)
1996           $13.11      0.24(4)            2.77              3.01        (0.21)
(0.24)               (0.45)
1997           $15.67      0.18(4)            4.14              4.32        (0.20)
(0.79)               (0.99)
1998           $19.00      0.11(4)            3.12              3.23        (0.19)
(1.75)               (1.94)
1999           $20.29      0.09               3.16              3.25        (0.12)
(2.42)               (2.54)
Wachovia Growth & Income Fund
1995           $ 9.80      0.17               3.09              3.26        (0.18)
--                (0.18)
1996           $12.88      0.15               3.67              3.82        (0.15)
(0.14)               (0.29)
1997           $16.41      0.13               4.44              4.57        (0.13)
(0.25)               (0.38)
1998           $20.60      0.11               3.94              4.05        (0.10)
(1.01)               (1.11)
1999           $23.54      0.05               4.24              4.29        (0.08)
(2.89)               (2.97)
Wachovia Equity Index Fund
1995           $10.27      0.28               3.37              3.65        (0.27)
(0.03)               (0.30)
1996           $13.62      0.32(4)            3.13              3.45        (0.31)
(0.78)               (1.09)
1997           $15.98      0.25(4)            3.85              4.10        (0.28)
(0.91)               (1.19)
1998           $18.89      0.26(4)            3.90              4.16        (0.24)
(0.40)               (0.64)
1999           $22.41      0.27               4.13              4.40        (0.26)
(0.37)               (0.63)
Wachovia Special Values Fund
1995           $ 9.75      0.09               2.42              2.51        (0.02)
(0.06)               (0.08)
1996           $12.18      0.35               4.13              4.48        (0.08)
(0.91)               (0.99)
1997           $15.67      0.13(4)            4.53              4.66        (0.08)
(1.61)               (1.69)
1998           $18.64      0.19(4)           (0.87)            (0.68)       (0.12)
(1.71)               (1.83)
1999           $16.13      0.25               0.56              0.81        (0.16)
(0.75)               (0.91)
Wachovia Emerging Markets Fund
1995(1)        $10.00      0.05               0.36              0.41           --
--                   --
1996           $10.41      0.09(4)            1.20              1.29        (0.03)
--                (0.03)
1997           $11.67      0.03(4)           (0.47)            (0.44)       (0.11)
--                (0.11)
1998           $11.12      0.09(4)           (2.68)            (2.59)       (0.10)
--                (0.10)
1999           $ 8.43      0.04(4)            3.32              3.36        (0.05)
--                (0.05)
Wachovia Personal Equity Fund
1999(6)        $10.00      0.01               0.67              0.68        (0.01)
--                (0.01)

(1) Reflects operations for the period from December 26, 1994 (date of initial public investment) to November 30, 1995.
(2) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(3) This contractual expense decrease is reflected in both the expense and net investment income ratios.
(4) Per share information is based on average shares outstanding. (5) Computed on an annualized basis. (6) Reflects operations for the period from July 30, 1999 (date of initial public investment) to November 30, 1999.
(7) Less then 0.01%.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              The Wachovia Funds and The Wachovia Municipal Funds
                      Financial Highlights--Class A Shares

                (For a share outstanding throughout each period)


                                        Ratios to Average Net Assets
                                    ---------------------------------------
              Net Asset                           Net                        Net Assets,  Portfolio
Year Ended    Value, end   Total               Investment  Expense Waiver/  end of period Turnover
November 30,  of period  Return(2)  Expenses     Income    Reimbursement(3) (000 omitted)   Rate
---------------------------------------------------------------------------------------------------
Wachovia Equity Fund
1995            $12.71     28.74%     0.90%       1.99%          0.07%        $130,150        65%
1996            $14.81     25.56%     0.90%       1.62%          0.15%        $ 20,774        64%
1997            $15.39     20.22%     1.14%       0.95%          0.07%        $ 39,494       124%
1998            $15.91     17.34%     1.12%       0.91%            --         $ 53,103       150%
1999            $17.42     24.31%     1.09%       0.49%            --         $118,967        45%
Wachovia Quantitative
Equity Fund
1995            $13.11     39.33%     0.87%       1.93%          0.10%        $121,895        63%
1996            $15.67     23.74%     0.87%       1.70%          0.15%        $ 15,742        44%
1997            $19.00     29.38%     1.11%       1.09%          0.07%        $ 35,413        74%
1998            $20.29     18.98%     1.11%       0.95%            --         $ 82,682        38%
1999            $21.00     16.60%     1.11%       0.48%            --         $ 89,140        34%
Wachovia Growth &
Income Fund
1995            $12.88     33.59%     1.35%       1.58%          0.36%        $119,484        30%
1996            $16.41     30.10%     1.35%       1.04%          0.31%        $186,147        12%
1997            $20.60     28.50%     1.30%       0.70%          0.30%        $338,724        13%
1998            $23.54     20.77%     1.21%       0.59%          0.08%        $130,306        24%
1999            $24.86     20.40%     1.09%       0.24%            --         $ 94,674        44%
Wachovia Equity Index
Fund
1995            $13.62     36.15%     0.48%       2.39%          0.05%        $186,841        60%
1996            $15.98     27.19%     0.48%       2.23%          0.13%        $ 18,154        12%
1997            $18.89     27.55%     0.72%       1.46%          0.02%        $ 50,917         4%
1998            $22.41     22.74%     0.70%       1.23%            --         $131,594        29%
1999            $26.18     19.97%     0.69%       1.07%            --         $182,697        11%
Wachovia Special Values
Fund
1995            $12.18     25.91%     1.29%       0.80%          0.58%        $ 24,093        57%
1996            $15.67     39.78%     1.21%       0.47%          0.29%        $  6,642        38%
1997            $18.64     33.08%     1.35%       0.74%          0.01%        $ 37,766        46%
1998            $16.13     (3.86%)    1.25%       0.98%            --         $ 59,408        20%
1999            $16.03      5.40%     1.23%       1.61%          0.00%(7)     $ 65,348        44%
Wachovia Emerging
Markets Fund
1995(1)         $10.41      4.10%     1.80%(5)    0.85%(5)       0.28%(5)     $ 71,276        17%
1996            $11.67     12.45%     1.69%       0.73%          0.09%        $  5,488        30%
1997            $11.12     (3.82%)    1.79%       0.26%            --         $  7,996        60%
1998            $ 8.43    (23.46%)    1.68%       0.90%            --         $  8,677        51%
1999            $11.74     40.07%     1.60%       0.37%            --         $ 16,007        56%
Wachovia Personal
Equity Fund
1999(6)         $10.67      6.75%     1.15%(5)    0.39%(5)       0.01%(5)     $    110        11%

(1) Reflects operations for the period from December 26, 1994 (date of initial public investment) to November 30, 1995.
(2) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(3) This contractual expense decrease is reflected in both the expense and net investment income ratios.
(4) Per share information is based on average shares outstanding. (5) Computed on an annualized basis. (6) Reflects operations for the period from July 30, 1999 (date of initial public investment) to November 30, 1999.
(7) Less than 0.01%.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              The Wachovia Funds and The Wachovia Municipal Funds
                      Financial Highlights--Class A Shares

                (For a share outstanding throughout each period)

                                                                                       Distributions
              Net Asset               Net Realized and               Distributions        from Net
               Value,      Net     Unrealized Gain/(Loss) Total from   from Net       Realized Gain on
Year Ended    beginning Investment     on Investments     Investment  Investment   Investment Transaction
Total
November 30,  of period   Income   and Futures Contracts  Operations    Income     and Futures Contracts
Distributions
-----------------------------------------------------------------------------------------------------------------------
Wachovia Balanced Fund
1995           $ 9.93      0.40             2.13             2.53        (0.38)            (0.16)
(0.54)
1996           $11.92      0.38(4)          1.72             2.10        (0.38)            (0.34)
(0.72)
1997           $13.30      0.34(4)          1.40             1.74        (0.34)            (1.44)
(1.78)
1998           $13.26      0.24(4)          1.50             1.74        (0.38)            (0.90)
(1.28)
1999           $13.72      0.29             1.44             1.73        (0.31)            (1.69)
(2.00)
Wachovia Fixed Income Fund
1995           $ 8.97      0.58             0.92             1.50        (0.57)               --
(0.57)
1996           $ 9.90      0.61(4)         (0.09)            0.52        (0.59)               --
(0.59)
1997           $ 9.83      0.54(4)          0.04             0.58        (0.56)               --
(0.56)
1998           $ 9.85      0.53(4)          0.30             0.83        (0.54)               --
(0.54)
1999           $10.14      0.51            (0.58)           (0.07)       (0.51)            (0.04)
(0.55)
Wachovia Intermediate Fixed
Income Fund
1995           $ 9.31      0.55             0.76             1.31        (0.55)               --
(0.55)
1996           $10.07      0.55            (0.11)            0.44        (0.55)               --
(0.55)
1997           $ 9.96      0.54             0.06             0.60        (0.53)               --
(0.53)
1998           $10.03      0.47             0.40             0.87        (0.52)               --
(0.52)
1999           $10.38      0.50            (0.61)           (0.11)       (0.50)            (0.20)
(0.70)
Wachovia Short-Term Fixed Income
Fund
1995           $ 9.58      0.59             0.24             0.83        (0.52)               --
(0.52)
1996           $ 9.89      0.56(4)         (0.06)            0.50        (0.60)               --
(0.60)
1997           $ 9.79      0.50(4)         (0.01)            0.49        (0.51)               --
(0.51)
1998           $ 9.77      0.52(4)          0.14             0.66        (0.51)               --
(0.51)
1999           $ 9.92      0.48            (0.25)            0.23        (0.52)               --
(0.52)
Wachovia Georgia Municipal Bond
Fund
1995(1)        $10.00      0.41             0.96             1.37        (0.41)               --
(0.41)
1996           $10.96      0.47             0.05             0.52        (0.47)            (0.01)
(0.48)
1997           $11.00      0.44             0.13             0.57        (0.44)            (0.02)
(0.46)
1998           $11.11      0.42             0.27             0.69        (0.42)            (0.00)(6)
(0.42)
1999           $11.38      0.43            (0.74)           (0.31)       (0.43)            (0.03)
(0.46)
Wachovia North Carolina Municipal Bond Fund
1995(1)        $10.00      0.43             0.99             1.42        (0.43)               --
(0.43)
1996           $10.99      0.45             0.09             0.54        (0.45)            (0.05)
(0.50)
1997           $11.03      0.43             0.14             0.57        (0.43)            (0.02)
(0.45)
1998           $11.15      0.43             0.32             0.75        (0.43)            (0.01)
(0.44)
1999           $11.46      0.42            (0.68)           (0.26)       (0.42)            (0.06)
(0.48)
Wachovia South Carolina Municipal Bond Fund
1995           $10.05      0.56             1.10             1.66        (0.56)            (0.10)
(0.66)
1996           $11.05      0.55             0.03             0.58        (0.55)            (0.03)
(0.58)
1997           $11.05      0.53             0.11             0.64        (0.52)            (0.05)
(0.57)
1998           $11.12      0.51             0.24             0.75        (0.51)            (0.00)(6)
(0.51)
1999           $11.36      0.50            (0.77)           (0.27)       (0.50)            (0.02)
(0.52)
Wachovia Virginia Municipal Bond
Fund
1995           $ 9.40      0.42             0.85             1.27        (0.42)               --
(0.42)
1996           $10.25      0.44            (0.10)            0.34        (0.44)               --
(0.44)
1997           $10.15      0.46             0.13             0.59        (0.45)               --
(0.45)
1998           $10.29      0.48             0.14             0.62        (0.48)               --
(0.42)
1999           $10.49      0.45            (0.65)           (0.20)       (0.45)               --
(0.45)

(1) Reflects operations for the period from December 26, 1994 (date of initial public investment) to November 30, 1995.
(2) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(3) This contractual expense decrease is reflected in both the expense and net investment income ratios.
(4) Per share information is based on average shares outstanding. (5) Computed on an annualized basis.
(6) Less than $0.01 per share.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              The Wachovia Funds and The Wachovia Municipal Funds
                      Financial Highlights--Class A Shares

                (For a share outstanding throughout each period)

                                       Ratios to Average Net Assets
                                   ---------------------------------------
              Net Asset                          Net                        Net Assets,  Portfolio
Year Ended    Value, end   Total              Investment  Expense Waiver/  end of period Turnover
November 30,  of period  Return(2) Expenses     Income    Reimbursement(3) (000 omitted)   Rate
--------------------------------------------------------------------------------------------------
Wachovia Balanced Fund
1995            $11.92     26.32%    0.76%       3.58%          0.16%        $207,421       102%
1996            $13.30     18.55%    0.76%       3.05%          0.24%        $ 18,619        99%
1997            $13.26     15.17%    1.02%       2.77%          0.16%        $ 50,968       143%
1998            $13.72     14.36%    1.01%       2.88%          0.09%        $119,093       124%
1999            $13.45     13.95%    1.01%       2.26%          0.08%        $205,167        66%
Wachovia Fixed Income
Fund
1995            $ 9.90     17.20%    0.74%       6.07%          0.10%        $169,846       155%
1996            $ 9.83      5.51%    0.74%       6.05%          0.18%        $  4,853       181%
1997            $ 9.85      6.14%    0.98%       5.65%          0.11%        $ 10,039       174%
1998            $10.14      8.65%    0.97%       5.30%          0.05%        $ 24,624       111%
1999            $ 9.52     (0.77)%   0.97%       5.34%          0.03%        $ 69,475        49%
Wachovia Intermediate
Fixed Income Fund
1995            $10.07     14.44%    1.10%       5.60%          0.41%        $ 35,796        44%
1996            $ 9.96      4.46%    1.09%       5.62%          0.31%        $ 43,277        84%
1997            $10.03      6.32%    1.04%       5.50%          0.30%        $ 96,626        81%
1998            $10.38      9.39%    1.06%       5.39%          0.14%        $  4,759        57%
1999            $ 9.57     (1.03)%   0.99%       5.16%          0.04%        $  3,205        89%
Wachovia Short-Term
Fixed Income Fund
1995            $ 9.89      8.82%    0.63%       5.83%          0.18%        $124,720       147%
1996            $ 9.79      5.29%    0.63%       5.50%          0.27%        $  1,675       145%
1997            $ 9.77      5.10%    0.87%       5.49%          0.19%        $  7,233       215%
1998            $ 9.92      6.93%    0.88%       5.22%          0.10%        $ 10,437       135%
1999            $ 9.63      2.44%    0.88%       4.97%          0.14%        $ 10,409        25%
Wachovia Georgia
Municipal Bond Fund
1995(1)         $10.96     13.93%    0.92%(5)    4.30%(5)       1.88%(5)     $ 10,220        14%
1996            $11.00      4.97%    0.89%       4.40%          1.61%        $  7,531        14%
1997            $11.11      5.41%    1.14%       4.03%          1.11%        $  6,531        25%
1998            $11.38      6.35%    1.17%       3.72%          0.34%        $  6,900        14%
1999            $10.61     (2.83)%   1.07%       3.87%          0.30%        $  5,450        48%
Wachovia North Carolina Municipal
Bond Fund
1995(1)         $10.99     14.40%    0.85%(5)    4.40%(5)       1.19%(5)     $ 18,679        19%
1996            $11.03      5.17%    0.84%       4.24%          0.77%        $ 13,752         7%
1997            $11.15      5.36%    1.07%       3.91%          0.44%        $ 11,563        17%
1998            $11.46      6.82%    1.10%       3.80%          0.16%        $  9,533         9%
1999            $10.72     (2.34)%   1.02%       3.73%          0.20%        $  8,644        11%
Wachovia South Carolina Municipal
Bond Fund
1995            $11.05     16.97%    0.58%       5.23%          0.55%        $ 93,725        15%
1996            $11.05      5.54%    0.57%       5.10%          0.59%        $ 65,981        20%
1997            $11.12      6.01%    0.81%       4.79%          0.48%        $ 64,696        12%
1998            $11.36      6.88%    0.83%       4.52%          0.36%        $ 67,458         6%
1999            $10.57     (2.49)%   0.83%       4.50%          0.35%        $ 59,655         9%
Wachovia Virginia
Municipal Bond Fund
1995            $10.25     13.79%    1.05%       4.33%          0.46%        $ 54,041        78%
1996            $10.15      3.50%    1.04%       4.45%          0.40%        $ 70,378        37%
1997            $10.30      5.97%    0.96%       4.50%          0.40%        $111,160        15%
1998            $10.49      6.76%    0.95%       4.35%          0.33%        $  8,835        15%
1999            $ 9.84     (2.01)%   0.90%       4.36%          0.29%        $  7,682        29%

(1) Reflects operations for the period from December 26, 1994 (date of initial public investment) to November 30, 1995.
(2) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(3) This contractual expense decrease is reflected in both the expense and net investment income ratios.
(4) Per share information is based on average shares outstanding. (5) Computed on an annualized basis.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              The Wachovia Funds and The Wachovia Municipal Funds
                      Financial Highlights--Class B Shares

                (For a share outstanding throughout The period)

                                      Net Realized and                            Distributions
                                      Unrealized Gain/                              from Net
              Net Asset                  (Loss) on       Total    Distributions   Realized Gain
               Value,        Net         Investment       from      from Net      on Investment
Year Ended    beginning  Investment     and  Futures   Investment  Investment    Transaction and      Total
November 30,  of period Income/(Loss)    Contracts     Operations    Income     Futures Contracts Distributions
---------------------------------------------------------------------------------------------------------------
Wachovia Equity Fund
1996(1)        $12.43        0.02           2.37          2.39        (0.03)             --           (0.03)
1997           $14.79        0.04           2.42          2.46        (0.04)          (1.86)          (1.90)
1998           $15.35        0.03           2.20          2.23        (0.03)          (1.68)          (1.71)
1999           $15.87       (0.04)          3.38          3.34        (0.00)(3)       (1.89)          (1.89)
Wachovia Quantitative Equity Fund
1996(1)        $13.09        0.04           2.56          2.60        (0.04)             --           (0.04)
1997           $15.65        0.08           4.10          4.18        (0.09)          (0.79)          (0.88)
1998           $18.95        0.05           3.04          3.09        (0.06)          (1.75)          (1.81)
1999           $20.23       (0.05)          3.16          3.11        (0.01)          (2.42)          (2.43)
Wachovia Special Values Fund
1999(5)        $14.60        0.17           1.22          1.39           --              --              --
Wachovia Balanced Fund
1996(1)        $11.68        0.09           1.59          1.68        (0.07)             --           (0.07)
1997           $13.29        0.26           1.38          1.64        (0.26)          (1.44)          (1.70)
1998           $13.23        0.28           1.37          1.65        (0.29)          (0.90)          (1.19)
1999           $13.69        0.20           1.42          1.62        (0.21)          (1.69)          (1.90)
Wachovia Fixed Income Fund
1996(1)        $ 9.45        0.15           0.40          0.55        (0.17)             --           (0.17)
1997           $ 9.83        0.48           0.01          0.49        (0.48)             --           (0.48)
1998           $ 9.84        0.47           0.30          0.77        (0.47)             --           (0.47)
1999           $10.14        0.43          (0.58)        (0.15)       (0.43)          (0.04)          (0.47)

(1) Reflects operations for the period from July 22, 1996 (date of initial public investment) to November 30, 1996.
(2) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(3) Less than $0.01 per share. (4) Computed on an annualized basis.
(5) Reflects operations for the period from March 26, 1999 (date of initial public investment) to November 30, 1999.
(6) This contractual expense decrease is reflected in both the expense and net investment income ratios.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              The Wachovia Funds and The Wachovia Municipal Funds
                      Financial Highlights--Class B Shares

                (For a share outstanding throughout the period)

                                        Ratios to Average Net Assets
                                   -----------------------------------------
              Net Asset                            Net          Expense       Net Assets,  Portfolio
Year Ended    Value, end   Total               Investment       Waiver/      end of period Turnover
November 30,  of period  Return(2) Expenses   Income/(Loss) Reimbursement(6) (000 omitted)   Rate
----------------------------------------------------------------------------------------------------
Wachovia Equity Fund
1996(1)         $14.79     19.25%    1.90%(4)      0.02%(4)       0.20%(4)      $   976        64%
1997            $15.35     19.27%    1.90%         0.18%          0.06%         $ 3,448       124%
1998            $15.87     16.52%    1.87%         0.17%            --          $ 5,725       150%
1999            $17.32     23.37%    1.84%        (0.26)%           --          $ 8,992        45%
Wachovia Quantitative Equity Fund
1996(1)         $15.65     19.90%    1.87%(4)      0.46%(4)       0.11%(4)      $ 1,414        44%
1997            $18.95     28.33%    1.85%         0.31%          0.07%         $ 6,564        74%
1998            $20.23     18.15%    1.86%         0.20%            --          $19,532        38%
1999            $20.91     15.85%    1.86%        (0.27)%           --          $24,652        34%
Wachovia Special Values Fund
1999(5)         $15.99      9.52%    1.98%(4)      0.93%(4)       0.01%(4)      $   350        44%
Wachovia Balanced Fund
1996(1)         $13.29     14.47%    1.76%(4)      1.93%(4)       0.16%(4)      $ 1,821        99%
1997            $13.23     14.19%    1.78%         2.01%          0.16%         $ 5,916       143%
1998            $13.69     13.56%    1.76%         2.13%          0.09%         $13,963       124%
1999            $13.41     13.08%    1.76%         1.50%          0.08%         $20,927        66%
Wachovia Fixed Income Fund
1996(1)         $ 9.83      5.83%    1.74%(4)      5.20%(4)       0.13%(4)      $   113       181%
1997            $ 9.84      5.21%    1.75%         4.89%          0.11%         $   140       174%
1998            $10.14      7.97%    1.72%         4.55%          0.05%         $   533       111%
1999            $ 9.52     (1.51)%   1.72%         4.57%          0.03%         $   819        49%

(1) Reflects operations for the period from July 22, 1996 (date of initial public investment) to November 30, 1996.
(2) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(3) Less than $0.01 per share. (4) Computed on an annualized basis.
(5) Reflects operations for the period from March 26, 1999 (date of initial public investment) to November 30, 1999.
(6) This contractual expense decrease is reflected in both the expense and net investment income ratios.

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              The Wachovia Funds and The Wachovia Municipal Funds
                      Financial Highlights--Class Y Shares

                (For a share outstanding throughout each period)

                                                                                                 Distributions
                                          Net Realized and                                         from Net
                 Net Asset            Unrealized Gain/(Loss) on            Distributions       Realized Gain on
                   Value      Net       Investments, Futures    Total from   from Net      Investment
Transactions,
Year Ended       beginning Investment  Contracts, and Foreign   Investment  Investment       Futures Contracts and
November 30,     of period   Income     Currency Transactions   Operations    Income     Foreign Currency
Transactions
----------------------------------------------------------------------------------------------------------------------
Wachovia Equity Fund
1996(1)           $12.43      0.03               2.40              2.43        (0.05)                   --
1997              $14.81      0.17               2.43              2.60        (0.16)                (1.86)
1998              $15.39      0.17               2.21              2.38        (0.17)                (1.68)
1999              $15.92      0.12               3.38              3.50        (0.11)                (1.89)
Wachovia Quantitative Equity Fund
1996(1)           $13.09      0.04               2.60              2.64        (0.06)                   --
1997              $15.67      0.23               4.12              4.35        (0.23)                (0.79)
1998              $19.00      0.23               3.06              3.29        (0.23)                (1.75)
1999              $20.31      0.18               3.14              3.32        (0.17)                (2.42)
Wachovia Growth & Income Fund
1998(6)           $22.31      0.09               1.24              1.33        (0.09)                   --
1999              $23.55      0.12               4.24              4.36        (0.14)                (2.89)
Wachovia Equity Index Fund
1996(1)           $13.37      0.09(5)            2.60              2.69        (0.08)                   --
1997              $15.98      0.29               3.86              4.15        (0.31)                (0.91)
1998              $18.91      0.30               3.92              4.22        (0.29)                (0.40)
1999              $22.44      0.33               4.13              4.46        (0.32)                (0.37)
Wachovia Special Values Fund
1996(1)           $13.62      0.03               2.02              2.05           --                    --
1997              $15.67      0.16               4.53              4.69        (0.08)                (1.61)
1998              $18.67      0.21              (0.84)            (0.63)       (0.15)                (1.71)
1999              $16.18      0.30               0.54              0.84        (0.20)                (0.75)
Wachovia Emerging Markets Fund
1996(1)           $11.92      0.01(5)           (0.26)            (0.25)          --                    --
1997              $11.67      0.07              (0.50)            (0.43)       (0.11)                   --
1998              $11.13      0.13              (2.69)            (2.56)       (0.13)                   --
1999              $ 8.44      0.04               3.34              3.38        (0.07)                   --
Wachovia Personal Equity Fund
1996(3)           $10.00      0.02               0.67              0.69        (0.01)                   --
Wachovia Balanced Fund
1996(1)           $11.68      0.08               1.63              1.71        (0.09)                   --
1997              $13.30      0.38               1.39              1.77        (0.37)                (1.44)
1998              $13.26      0.42               1.37              1.79        (0.41)                (0.90)
1999              $13.74      0.32               1.44              1.76        (0.34)                (1.69)
Wachovia Fixed Income Fund
1996(1)           $ 9.45      0.17               0.40              0.57        (0.19)                   --
1997              $ 9.83      0.57               0.03              0.60        (0.58)                   --
1998              $ 9.85      0.56               0.29              0.85        (0.56)                   --
1999              $10.14      0.53              (0.58)            (0.05)       (0.53)                (0.04)
Wachovia Intermediate Fixed Income
Fund
1998(6)           $10.12      0.42               0.25              0.67        (0.41)                   --
1999              $10.38      0.53              (0.61)            (0.08)       (0.53)                (0.20)
Wachovia Short-Term Fixed Income Fund
1996(1)           $ 9.67      0.11(5)            0.18              0.29        (0.17)                   --
1997              $ 9.79      0.56              (0.05)             0.51        (0.53)                   --
1998              $ 9.77      0.54               0.14              0.68        (0.53)                   --
1999              $ 9.92      0.51              (0.25)             0.26        (0.55)                   --
Wachovia Georgia Municipal Bond Fund
1996(1)           $10.71      0.17               0.29              0.46        (0.17)                   --
1997              $11.00      0.47               0.13              0.60        (0.47)                (0.02)
1998              $11.11      0.45               0.27              0.72        (0.45)                (0.00)(7)
1999              $11.38      0.45              (0.74)            (0.29)       (0.45)                (0.03)
Wachovia North Carolina Municipal Bond Fund
1996(1)           $10.71      0.16               0.32              0.48        (0.16)                   --
1997              $11.03      0.46               0.13              0.59        (0.45)                (0.02)
1998              $11.15      0.46               0.32              0.78        (0.46)                (0.01)
1999              $11.46      0.45              (0.68)            (0.23)       (0.45)                (0.06)
Wachovia South Carolina Municipal Bond Fund
1996(1)           $10.73      0.20               0.32              0.52        (0.20)                   --
1997              $11.05      0.55               0.12              0.67        (0.55)                (0.05)
1998              $11.12      0.54               0.24              0.78        (0.54)                (0.00)(7)
1999              $11.36      0.52              (0.77)            (0.25)       (0.52)                (0.02)
Wachovia Virginia Municipal Bond Fund
1998(6)           $10.34      0.32               0.15              0.47        (0.32)                   --
1999              $10.49      0.47              (0.65)            (0.18)       (0.47)                   --
Year Ended           Total
November 30,     Distributions
----------------------------------------------------------------------------------------------------------------------
Wachovia Equity Fund
1996(1)              (0.05)
1997                 (2.02)
1998                 (1.85)
1999                 (2.00)
Wachovia Quantitative Equity Fund
1996(1)              (0.06)
1997                 (1.02)
1998                 (1.98)
1999                 (2.59)
Wachovia Growth & Income Fund
1998(6)              (0.09)
1999                 (3.03)
Wachovia Equity Index Fund
1996(1)              (0.08)
1997                 (1.22)
1998                 (0.69)
1999                 (0.69)
Wachovia Special Values Fund
1996(1)                 --
1997                 (1.69)
1998                 (1.86)
1999                 (0.95)
Wachovia Emerging Markets Fund
1996(1)                 --
1997                 (0.11)
1998                 (0.13)
1999                 (0.07)
Wachovia Personal Equity Fund
1996(3)              (0.01)
Wachovia Balanced Fund
1996(1)              (0.09)
1997                 (1.81)
1998                 (1.31)
1999                 (2.03)
Wachovia Fixed Income Fund
1996(1)              (0.19)
1997                 (0.58)
1998                 (0.56)
1999                 (0.57)
Wachovia Intermediate Fixed Income
Fund
1998(6)              (0.41)
1999                 (0.73)
Wachovia Short-Term Fixed Income Fund
1996(1)              (0.17)
1997                 (0.53)
1998                 (0.53)
1999                 (0.55)
Wachovia Georgia Municipal Bond Fund
1996(1)              (0.17)
1997                 (0.49)
1998                 (0.45)
1999                 (0.48)
Wachovia North Carolina Municipal Bond Fund
1996(1)              (0.16)
1997                 (0.47)
1998                 (0.47)
1999                 (0.51)
Wachovia South Carolina Municipal Bond Fund
1996(1)              (0.20)
1997                 (0.60)
1998                 (0.54)
1999                 (0.54)
Wachovia Virginia Municipal Bond Fund
1998(6)              (0.32)
1999                 (0.47)

(1) Reflects operations for the period from July 22, 1996 (date of initial public investment) to November 30, 1996.
(2) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(3) Reflects operations for the period from July 30, 1999 (date of initial public investment) to November 30, 1999.
(4) Computed on an annualized basis.
(5) Per share information is based on average shares outstanding. (6) Reflects operations for the period from March 30, 1998 (date of initial public investment) to November 30, 1998.
(7) Less than $0.01 per share.
(8) This contractual expense decrease is reflected in both the expense and net investment income ratios.
(9) Less than 0.01%.
(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              The Wachovia Funds and The Wachovia Municipal Funds
                      Financial Highlights--Class Y Shares

                (For a share outstanding throughout each period)


                                                 Ratios to
                                             Average Net Assets
                                    ---------------------------------------
              Net Asset                           Net                        Net Assets,  Portfolio
Year Ended    Value, end   Total               Investment  Expense Waiver/  end of period Turnover
November 30,  of period  Return(2)  Expenses     Income    Reimbursement(8) (000 omitted)   Rate
---------------------------------------------------------------------------------------------------
Wachovia Equity Fund
1996(1)         $14.81     19.57%     0.90%(4)    0.91%(4)       0.19%(4)     $129,205        64%
1997            $15.39     20.44%     0.90%       1.18%          0.07%        $156,238       124%
1998            $15.92     17.69%     0.90%       1.13%            --         $200,324       150%
1999            $17.42     24.52%     0.84%       0.73%            --         $223,878        45%
Wachovia Quantitative Equity Fund
1996(1)         $15.67     20.19%     0.87%(4)    1.19%(4)       0.11(4)      $152,571        44%
1997            $19.00     29.60%     0.87%       1.35%          0.08%        $183,019        74%
1998            $20.31     19.38%     0.87%       1.21%            --         $207,343        38%
1999            $21.04     16.97%     0.86%       0.67%            --         $598,420        34%
Wachovia Growth & Income Fund
1998(6)         $23.55      6.03%     0.86%(4)    0.90%(4)       0.08%(4)     $206,176        24%
1999            $24.88     20.73%     0.84%       0.49%            --         $254,919        44%
Wachovia Equity Index Fund
1996(1)         $15.98     20.14%     0.48%(4)    1.92%(4)       0.06%(4)     $213,833        12%
1997            $18.91     27.91%     0.47%       1.72%          0.02%        $248,030         4%
1998            $22.44     23.05%     0.45%       1.46%            --         $291,708        29%
1999            $26.21     20.24%     0.44%       1.32%            --         $361,934        11%
Wachovia Special Values Fund
1996(1)         $15.67     15.05%     1.15%(4)    1.76%(4)       0.24%(4)     $ 58,697        38%
1997            $18.67     33.29%     1.11%       0.88%          0.02%        $ 84,501        46%
1998            $16.18     (3.59%)    1.00%       1.26%            --         $ 90,550        20%
1999            $16.07      5.61%     0.98%       1.85%          0.00%(9)     $109,969        44%
Wachovia Emerging Markets Fund
1996(1)         $11.67      0.00%     0.63%(4)    0.45%(4)       0.13%(4)     $123,036        30%
1997            $11.13     (3.73%)    1.54%       0.54%            --         $139,700        60%
1998            $ 8.44    (23.34%)    1.44%       1.04%            --         $130,898        51%
1999            $11.75     40.39%     1.35%       0.61%            --         $178,443        56%
Wachovia Personal Equity Fund
1999(3)         $10.68      6.85%     0.90%(4)    0.33%(4)       0.01%(4)     $444,453        11%
Wachovia Balanced Fund
1996(1)         $13.30     14.69%     0.76%(4)    2.85%(4)       0.16%(4)     $235,791        99%
1997            $13.26     15.37%     0.77%       3.02%          0.16%        $250,083       143%
1998            $13.74     14.77%     0.76%       3.15%          0.09%        $290,833       124%
1999            $13.47     14.21%     0.76%       2.50%          0.08%        $424,506        66%
Wachovia Fixed Income Fund
1996(1)         $ 9.83      6.12%     0.75%(4)    6.33%(4)       0.14%(4)     $175,836       181%
1997            $ 9.85      6.38%     0.74%       5.91%          0.11%        $185,398       174%
1998            $10.14      8.92%     0.72%       5.55%          0.05%        $212,886       111%
1999            $ 9.52     (0.53%)    0.72%       5.65%          0.03%        $487,982        49%
Wachovia Intermediate Fixed
Income Fund
1998(6)         $10.38      7.11%     0.74%(4)    5.39%(4)       0.14%(4)     $ 87,831        57%
1999            $ 9.57     (0.77%)    0.74%       5.46%          0.04%        $138,508        89%
Wachovia Short-Term Fixed Income
Fund
1996(1)         $ 9.79      3.00%     0.64%(4)    5.77%(4)       0.19%(4)     $116,138       145%
1997            $ 9.77      5.33%     0.63%       5.63%          0.20%        $ 91,063       215%
1998            $ 9.92      7.19%     0.63%       5.47%          0.10%        $ 98,433       135%
1999            $ 9.63      2.70%     0.63%       5.26%          0.14%        $ 38,323        25%
Wachovia Georgia Municipal Bond
Fund
1996(1)         $11.00      4.31%     0.89%(4)    4.84%(4)       1.57%(4)     $  6,803        14%
1997            $11.11      5.63%     0.92%       4.24%          1.06%        $ 12,308        25%
1998            $11.38      6.62%     0.91%       3.96%          0.34%        $ 17,030        14%
1999            $10.61     (2.59%)    0.68%       4.46%          0.37%        $108,755        48%
Wachovia North Carolina Municipal
Bond Fund
1996(1)         $11.03      4.55%     0.84%(4)    4.16%(4)       0.65%(4)     $ 28,283         7%
1997            $11.15      5.57%     0.85%       4.16%          0.42%        $ 44,104        17%
1998            $11.46      7.09%     0.85%       4.05%          0.16%        $ 56,760         9%
1999            $10.72     (2.09%)    0.66%       4.27%          0.30%        $434,523        11%
Wachovia South Carolina Municipal
Bond Fund
1996(1)         $11.05      4.86%     0.57%(4)    5.56%(4)       0.54%(4)     $ 36,511        20%
1997            $11.12      6.23%     0.58%       5.01%          0.48%        $ 43,881        12%
1998            $11.36      7.15%     0.58%       4.77%          0.36%        $ 54,770         6%
1999            $10.57     (2.24%)    0.58%       4.85%          0.35%        $288,800         9%
Wachovia Virginia Municipal Bond
Fund
1998(6)         $10.49      4.61%     0.68%(4)    4.62%(4)       0.33%(4)     $ 99,154        15%
1999            $ 9.84     (1.76%)    0.65%       4.64%          0.29%        $129,811        29%

(1) Reflects operations for the period from July 22, 1996 (date of initial public investment) to November 30, 1996.
(2) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(3) Reflects operations for the period from July 30, 1999 (date of initial public investment) to November 30, 1999.
(4) Computed on an annualized basis.
(5) Per share information is based on average shares outstanding. (6) Reflects operations for the period from March 30, 1998 (date of initial public investment) to November 30, 1998.
(7) Less than $0.01 per share.
(8) This contractual expense decrease is reflected in both the expense and net investment income ratios.
(9) Less than 0.01%.
(See Notes which are an integral part of the Financial Statements)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                              The Wachovia Funds
                         The Wachovia Municipal Funds
                    Combined Notes to Financial Statements

                               November 30, 1999

1. Organization
The Wachovia Funds and The Wachovia Municipal Funds (individually referred to as the "Trust" or collectively as the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "Act") as open-end management investment companies. The Trusts consist of nineteen portfolios. The financial statements of the following portfolios (individually referred to as the "Fund" or collectively as the "Funds") are presented herein:

                              The Wachovia Funds*

                  Portfolio                        Investment Objective
                  ---------                        --------------------
  Wachovia                                  Equity Fund ("Equity Fund") To
                                            produce growth of principal and
                                            income.
  Wachovia Quantitative Equity Fund         To provide growth of principal and
   ("Quantitative Equity Fund")             income.
  Wachovia Growth & Income Fund             To provide total return through
   ("Growth & Income Fund")                 growth of capital and current
                                            income.
  Wachovia Equity Index Fund                To provide a total return that
   ("Equity Index Fund")                    approximates that of the stock
                                            market as measured by the S&P 500
                                            Index.
  Wachovia Special Values Fund              To produce growth of principal.
   ("Special Values Fund")
  Wachovia Emerging Markets Fund            To produce long-term capital
   ("Emerging Markets Fund")                appreciation.
  Wachovia Personal Equity Fund             To produce growth of principal and
   ("Personal Equity Fund")                 income.
  Wachovia Balanced Fund To provide long-term growth of ("Balanced Fund")
   principal and current income.
  Wachovia Fixed Income Fund                To seek a high level of total
   ("Fixed Income Fund")                    return.
  Wachovia Intermediate Fixed Income Fund To seek current income consistent
   ("Intermediate Fixed Income Fund") with preservation of capital.
  Wachovia Short-Term Fixed Income Fund     To produce a high level of current
   ("Short-Term Fixed Income Fund")         income.

                         The Wachovia Municipal Funds
                  Portfolio                        Investment Objective
                  ---------                        --------------------
  Wachovia Georgia Municipal Bond Fund To provide current income which is
   ("Georgia Municipal Bond Fund")** exempt from federal regular income tax and the income taxes imposed
                            by the State of Georgia.
  Wachovia North Carolina Municipal Bond To provide current income which is Fund exempt from federal regular income ("North Carolina Municipal Bond tax and the income taxes imposed Fund")** by the State of North Carolina.
  Wachovia South Carolina Municipal Bond To provide current income which is Fund exempt from federal regular income ("South Carolina Municipal Bond Fund")**
   tax and South Carolina state
                                            income taxes.
  Wachovia Virginia Municipal Bond Fund To provide a high level of current
   ("Virginia Municipal Bond Fund")** income that is exempt from federal regular income tax and the income
                                            tax imposed by the Commonwealth of
                                            Virginia as is consistent with the
                                            preservation of capital.

 * In addition, The Wachovia Funds offer the following money market portfolios, each having distinctive investment objectives and policies: Wachovia Money Market Fund, Wachovia Prime Cash Management Fund, Wachovia Tax-Free Money Market Fund, and Wachovia U.S. Treasury Money Market Fund. The financial statements of the money market portfolios are presented separately.
** Non-diversified portfolio.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                              The Wachovia Funds
                         The Wachovia Municipal Funds

The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Effective March 30, 1998, the following events affected the organization of the Trusts. The Growth & Income Fund, the Intermediate Fixed Income Fund, and the Virginia Municipal Bond Fund converted into Class A Shares of the Trusts from the MarketWatch Funds. The Equity Fund, formerly a portfolio of the MarketWatch Funds, changed its name to the Growth & Income Fund upon conversion. The Growth & Income Fund, the Intermediate Fixed Income Fund, and the Virginia Municipal Bond Fund added a second class of shares, Class Y Shares. Class A Shares resulting from the conversion of the MarketWatch Funds, were exchanged into Class Y Shares. On July 30, 1999, the following Funds received a tax-free transfer of assets from the
Wachovia Common Trust Funds.
                                                  Common
                                       Fund     Trust Fund      Unrealized
                                      Shares    Net Assets    Appreciation/
                                      Issued     Received   (Depreciation) (1)
                                    ---------- ------------ ------------------
Quantitative Equity Fund            18,308,897 $373,318,412    $210,964,004
Special Values Fund                    368,577    6,217,889         740,648
Personal Equity Fund                42,839,470  428,394,696     163,566,983
Balanced Fund                       19,580,102  249,842,105      32,051,587
Fixed Income Fund                   27,808,700  265,851,176      (7,410,780)
Intermediate Fixed Income Fund       6,139,436   59,122,769         101,597
Short-Term Fixed Income Fund           737,496    7,116,836          12,696
Georgia Municipal Bond Fund          8,083,520   88,191,199       1,136,482
North Carolina Municipal Bond Fund  33,367,726  366,043,958       6,254,172
South Carolina Municipal Bond Fund  20,754,532  225,809,305       5,863,930
Virginia Municipal Bond Fund         3,242,961   32,818,769         (57,431)

(1) Unrealized appreciation/(depreciation) is included in the Common Trust Fund net assets acquired above.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  Investment Valuations--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, unlisted securities and private placement securities are generally valued at the latest bid prices as furnished by an independent pricing service. Listed equity securities and investments in closed-end investment companies are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into US dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

  Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Boards of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

  Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded after the ex-dividend date based upon when the Fund is reasonably able to obtain information. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Trusts offer multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  Federal Taxes--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal tax is necessary.

  Withholding taxes on foreign interest, dividends and capital gains in the Emerging Markets Fund have been provided for in accordance with the applicable country's tax rules and rates.

  At November 30, 1999, the Funds listed below, for federal tax purposes, had capital loss carryforwards, as noted, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

                                    Total       Amount    Amount   Amount   Amount    Amount      Amount
                                   Tax Loss    Expiring  Expiring Expiring Expiring  Expiring    Expiring
   Fund                          Carryforward  In 2002   In 2003  In 2004  In 2005    In 2006    In 2007
   ----                          ------------ ---------- -------- -------- -------- ----------- ----------
   Emerging Markets Fund         $26,221,931  $       -- $     -- $     -- $939,725 $25,282,206 $       --
   Fixed Income Fund               2,177,586          --       --       --       --          --  2,177,586
   Short-Term Fixed Income Fund    3,064,915   2,260,880  250,580  467,184   86,271          --         --
   Georgia Municipal Bond Fund       575,481          --       --       --       --          --    575,481
   Virginia Municipal Bond Fund    1,435,169     950,642       --  484,527       --          --         --

  When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

  Futures Contracts--The Funds listed below purchased stock index or bond futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Funds listed below are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Funds receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Funds recognize a realized gain or loss.



  For the period ended November 30, 1999, the following Funds had realized gains/losses on futures contracts as follows:

                                      Realized Gain (Loss)
      Fund                             on Futures Contracts
      ----                            ---------------------
      Equity Fund                          $10,856,267
      Quantitative Fund                      8,641,991
      Growth & Income Fund                   4,553,978
      Equity Index Fund                     13,483,203
      Special Values Fund                    2,674,490
      Personal Equity Fund                    (439,279)
      Balanced Fund                          7,746,562
      Fixed Income Fund                        615,573
      Intermediate Fixed Income Fund           150,517

  Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

  At November 30, 1999, the Funds had outstanding futures contracts as set forth below:

  Equity Fund

                             Contract to                                  Unrealized
  Expiration Date          Deliver/Receive              Position         Appreciation
  ---------------          ---------------              --------         ------------
  December 1999       154 S&P 500 Index Futures           Long              $ 873,393

  Quantitative Equity Fund

                            Contract to                                  Unrealized
  Expiration Date         Deliver/Receive              Position         Appreciation
  ---------------         ---------------              --------         ------------
  December 1999       45 S&P 500 Index Futures           Long              $ 872,449

  Growth & Income Fund

                            Contract to                                  Unrealized
  Expiration Date         Deliver/Receive              Position         Appreciation
  ---------------         ---------------              --------         ------------
  December 1999       61 S&P 500 Index Futures           Long              $ 293,212

  Equity Index Fund

                             Contract to                                  Unrealized
  Expiration Date          Deliver/Receive              Position         Appreciation
  ---------------          ---------------              --------         ------------
  December 1999       177 S&P 500 Index Futures           Long              $ 868,884

  Special Values FUND

                              Contract to                             Unrealized
  Expiration Date           Deliver/Receive             Position     Appreciation
  ---------------   -------------------------------     --------     ------------
  December 1999     50 S&P Midcap 400 Index Futures       Long          $ 165,100

  Personal Equity Fund

                            Contract to                                  Unrealized
  Expiration Date         Deliver/Receive              Position         Appreciation
  ---------------         ---------------              --------         ------------
  December 1999       73 S&P 500 Index Futures           Long              $ 207,541

  Balanced Fund

                                                                    Unrealized
                               Contract to                        Appreciation/
  Expiration Date            Deliver/Receive             Position (Depreciation)
  ---------------            ---------------             -------- --------------
  December 1999   39 5-Year U.S. Treasury Notes Futures    Long        $ (33,203)
  December 1999   30 U.S. Treasury Bonds Futures          Short           77,552
  December 1999   17 10-Year U.S. Treasury Notes Futures  Short          (14,262)
                                                                       ---------
                                                                       $  30,087

  Fixed Income Fund

                                                                    Unrealized
                               Contract to                        Appreciation/
  Expiration Date            Deliver/Receive             Position (Depreciation)
  ---------------            ---------------             -------- --------------
  December 1999   40 CAN Gov't Bonds Futures               Long        $(110,129)
  December 1999   19 5-Year U.S. Treasury Notes Futures    Long          (17,334)
  December 1999   150 U.S. Treasury Bonds Futures          Long         (201,054)
  December 1999   50 2-Year U.S. Treasury Notes Futures   Short           56,491
  December 1999   129 5-Year U.S. Treasury Notes Futures  Short          138,214
                                                                       ---------
                                                                       $(133,812)

  Intermediate Fixed Income Fund

                               Contract to                        Unrealized
  Expiration Date            Deliver/Receive            Position Appreciation
  ---------------            ---------------            -------- ------------
  December 1999   20 5-Year U.S. Treasury Notes Futures  Short      $  16,875
  December 1999   17 U.S. Treasury Long Bond Futures     Short         29,086
                                                                    ---------
                                                                    $  45,961

  Foreign Exchange Contracts--Emerging Markets Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked to market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At November 30, 1999, Emerging Markets Fund had no outstanding foreign currency contracts.

  Foreign Currency Translation--The accounting records of Emerging Markets Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.



  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  Reclassification--In accordance with Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital by Investment Companies ("SOP 93-2"), permanent book and tax differences have been reclassified to paid-in-capital. These differences are primarily due to differing treatments for foreign currency transactions, market discount and paydowns on certain debt instruments. Amounts for the Funds, as of November 30, 1999, have been reclassified to reflect the following:

                              Increase (Decrease)
   ----------------------------------------------------------------------------
                                                   Undistributed Net Investment
                                      Accumulated       Income/Accumulated
                             Paid-In  Net Realized  Distributions in Excess of
   Fund Name                 Capital   Gain/Loss      Net Investment Income
   ---------                 -------  ------------ ----------------------------
   Equity Fund                  (131)        158                 (27)
   Emerging Market Fund       31,679    (697,568)            665,889
   Balanced Fund                 852        (851)                 (1)
   Fixed Income Fund              (1)     19,649             (19,648)
   North Carolina Municipal
    Bond Fund                (42,405)     (5,936)             48,341

  Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Funds' pricing committee.

  Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  Other--Investment transactions are accounted for on a trade date basis.

3. Shares of Beneficial Interest

The Declaration of Trust of both The Wachovia Funds and The Wachovia Municipal Funds permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:
                                          Equity Fund                               Quantitative Equity Fund
                          ----------------------------------------------
-----------------------------------------------
                                          Year Ended                                       Year Ended
                                         November 30,                                     November 30,
                                   1999                    1998                    1999                    1998
 Class A Shares             Shares      Dollars     Shares     Dollars      Shares      Dollars     Shares
Dollars
--------------------------------------------------------------------------------------------------------------------------
 Shares sold               4,052,281  $63,873,580   924,716  $13,703,327     953,578  $19,776,828  2,588,389
$48,886,094
 Shares issued to
 shareholders in payment
 of distributions
 declared                    461,898    6,725,775   353,528    4,797,366     485,602   10,032,446    222,235
3,819,153
 Shares redeemed          (1,021,992) (16,434,402) (506,801)  (7,457,571) (1,269,823) (26,574,214)  (599,567)
(11,284,446)
                          ----------  -----------  --------  -----------  ----------  -----------  ---------
-----------
 Net change resulting
 from Class A Shares
 transactions              3,492,187  $54,164,953   771,443  $11,043,122     169,357  $ 3,235,060  2,211,057
$41,420,801
                          ----------  -----------  --------  -----------  ----------  -----------  ---------
-----------


                                 Equity Fund continued                         Quantitative Equity Fund continued
                   ----------------------------------------------------
-------------------------------------------------
                                      Year Ended                                           Year Ended
                                     November 30,                                         November 30,
                            1999                       1998                       1999                      1998
 Class B             Shares      Dollars       Shares        Dollars       Shares      Dollars       Shares
Dollars
---------------------------------------------------------------------------------------------------------------------------
 Shares sold          143,892  $  2,281,670      139,205  $   2,092,971     210,364  $  4,363,910     633,822
$12,088,957
 Shares issued to
 shareholders in
 payment of
 distributions
 declared              46,508       673,905       29,176        393,654     122,061     2,518,535
39,020      665,947
 Shares redeemed      (32,015)     (512,884)     (32,270)      (471,352)   (118,994)   (2,474,854)    (53,666)
(995,247)
                   ----------  ------------  -----------  -------------  ----------  ------------  ----------
-----------
 Net change
 resulting from
 Class B Shares
 transactions         158,385  $  2,442,691      136,111  $   2,015,273     213,431  $  4,407,591     619,176
$11,759,657
                   ----------  ------------  -----------  -------------  ----------  ------------  ----------
-----------
                                      Year Ended                                           Year Ended
                                     November 30,                                         November 30,
                            1999                       1998                       1999                      1998
 Class Y Shares      Shares      Dollars       Shares        Dollars       Shares      Dollars       Shares
Dollars
---------------------------------------------------------------------------------------------------------------------------
 Shares sold        3,776,292  $ 60,058,148    4,380,401  $  64,007,995   1,025,164  $ 21,075,310   1,326,703
$24,567,733
 Shares issued in
 connection with
 the tax-free
 exchange of
 assets from a
 Common Trust
 Fund                      --            --           --             --  18,308,897   373,318,412
--           --
 Shares issued to
 shareholders in
 payment of
 distributions
 declared           1,183,674    17,218,904    1,000,056     13,577,140   1,137,268    23,539,620   1,014,452
17,399,559
 Shares redeemed   (4,695,161)  (73,803,563)  (2,944,530)   (43,863,733) (2,241,018)  (46,184,830) (1,761,030)
(32,169,312)
                   ----------  ------------  -----------  -------------  ----------  ------------  ----------
-----------
 Net change
 resulting from
 Class Y Shares
 transactions         264,805  $  3,473,489    2,435,927  $  33,721,402  18,230,311  $371,748,512     580,125  $
9,797,980
                   ----------  ------------  -----------  -------------  ----------  ------------  ----------
-----------
 Net change
 resulting from
 fund shares
 transactions       3,915,377  $ 60,081,133    3,343,481  $  46,779,797  18,613,098  $379,391,163   3,410,358
$62,978,438
                   ----------  ------------  -----------  -------------  ----------  ------------  ----------
-----------
                                 Growth & Income Fund
                   ----------------------------------------------------
                                      Year Ended
                                     November 30,
                            1999                       1998
 Class A Shares      Shares      Dollars       Shares        Dollars
--------------------------------------------------------------------------------
 Shares sold          281,205  $  6,454,877      500,103  $  10,555,907
 Shares issued to
 shareholders in
 payment of
 distributions
 declared             755,024    16,039,988      484,959      9,614,799
 Exchange into
 Class Y shares            --            --   (9,553,829)  (213,145,727)
 Shares redeemed   (2,764,933)  (66,276,113)  (2,336,814)   (48,594,932)
                   ----------  ------------  -----------  -------------
 Net change
 resulting from
 Class A Shares
 transactions      (1,728,704) $(43,781,248) (10,905,581) $(241,569,953)
                   ----------  ------------  -----------  -------------


                            Growth & Income Fund continued
                    -------------------------------------------------
                                     Period Ended
                                     November 30,
                             1999                   1998 (1)
 Class Y Shares       Shares      Dollars      Shares      Dollars
--------------------------------------------------------------------------------
 Shares sold         3,064,027  $72,849,243     215,719  $  4,785,076
 Exchange from
 Class A shares             --           --   9,553,829   213,145,727
 Shares issued to
 shareholders in
 payment of
 distributions
 declared              201,549    4,288,610       7,342       153,661
 Shares redeemed    (1,776,432) (40,947,570) (1,021,427)  (22,575,885)
                    ----------  -----------  ----------  ------------
 Net change
 resulting from
 Class Y Shares
 transactions        1,489,144  $36,190,283   8,755,463  $195,508,579
                    ----------  -----------  ----------  ------------
 Net change
 resulting from
 fund shares
 transactions         (239,560) $(7,590,965) (2,150,118) $(46,061,374)
                    ----------  -----------  ----------  ------------
                                  Equity Index Fund                                 Special Values Fund
                    -------------------------------------------------
------------------------------------------------
                                      Year Ended                                        Year Ended
                                     November 30,                                      November 30,
                             1999                     1998                      1999                     1998
 Class A Shares       Shares      Dollars      Shares      Dollars       Shares      Dollars      Shares
Dollars
------------------------------------------------------------------------------------------------------------------------
 Shares sold         2,433,185  $59,425,268   3,701,907  $ 76,535,465   1,648,997  $25,747,530   2,610,113
$45,663,955
 Shares issued to
 shareholders in
 payment of
 distributions
 declared              161,487    3,783,553     109,762     2,088,409     221,638    3,320,559     248,937
4,102,490
 Shares redeemed    (1,486,793) (36,669,214)   (636,039)  (13,107,910) (1,475,880) (23,294,839) (1,202,936)
(19,509,112)
                    ----------  -----------  ----------  ------------  ----------  -----------  ----------
-----------
   Net change
   resulting from
   Class A Shares
   transactions      1,107,879  $26,539,607   3,175,630  $ 65,515,964     394,755  $ 5,773,250   1,656,114
$30,257,333
                    ----------  -----------  ----------  ------------  ----------  -----------  ----------
-----------
                                      Year Ended                                       Period Ended
                                     November 30,                                      November 30,
                             1999                     1998                    1999(2)                    1998
 Class B Shares       Shares      Dollars      Shares      Dollars       Shares      Dollars      Shares
Dollars
------------------------------------------------------------------------------------------------------------------------
 Shares sold                --           --          --            --      22,330     $360,128
--           --
 Shares redeemed            --           --          --            --        (440)      (7,001)
--           --
                    ----------  -----------  ----------  ------------  ----------  -----------  ----------
-----------
 Net change
 resulting from
 Class B Shares
 transactions               --           --          --            --      21,890     $353,127
--           --
                    ----------  -----------  ----------  ------------  ----------  -----------  ----------
-----------

(1) Reflects operations for the period from March 30, 1998 (date of initial public investment) to November 30, 1998.

(2) Reflects operations for the period from March 26, 1999 (date of initial public investment) to November 30, 1999.


                               Equity Index Fund continued                       Special Values Fund continued
                     --------------------------------------------------
-------------------------------------------------
                                       Year Ended                                          Year Ended
                                      November 30,                                        November 30,
                              1999                      1998                      1999                      1998
 Class Y Shares        Shares      Dollars       Shares      Dollars       Shares      Dollars      Shares
Dollars
---------------------------------------------------------------------------------------------------------------------------
 Shares sold          3,624,816  $ 89,366,742   2,854,402  $ 58,057,370   1,866,656  $ 29,627,043  1,475,771  $
25,185,127 Shares issued in connection with the tax-free exchange of assets from a Common
 Trust Fund                  --            --          --            --     368,577     6,217,889
--            --
 Shares issued to
 shareholders in
 payment of
 distributions
 declared               359,520     8,442,713     454,689     8,624,862     269,815     4,041,990    422,376
6,964,972
 Shares redeemed     (3,174,724)  (78,112,061) (3,418,715)  (70,167,430) (1,259,252)  (20,017,864)  (827,147)
(13,991,139)
                     ----------  ------------  ----------  ------------  ----------  ------------  ---------
------------
 Net change
 resulting from
 Class Y Shares
 transactions           809,612  $ 19,697,394    (109,624) $ (3,485,198)  1,245,796  $ 19,869,058  1,071,000  $
18,158,960
                     ----------  ------------  ----------  ------------  ----------  ------------  ---------
------------
 Net change
 resulting from
 fund shares
 transactions         1,917,491  $ 46,237,001   3,066,006  $ 62,030,766   1,662,441  $ 25,995,435  2,727,114  $
48,416,293
                     ----------  ------------  ----------  ------------  ----------  ------------  ---------
------------
                                  Emerging Markets Fund                              Personal Equity Fund
                     --------------------------------------------------
-------------------------------------------------
                                       Year Ended                                         Period Ended
                                      November 30,                                        November 30,
                              1999                      1998                     1999(1)                    1998
 Class A Shares        Shares      Dollars       Shares      Dollars       Shares      Dollars      Shares
Dollars
---------------------------------------------------------------------------------------------------------------------------
 Shares sold          1,435,937  $ 13,700,861     692,384  $  6,536,524      10,285  $    108,394
--            --
 Shares issued to
 shareholders in
 payment of
 distributions
 declared                 5,838        48,574       7,323        79,306          --            --
--            --
 Shares redeemed     (1,107,036)  (11,087,791)   (389,449)   (3,539,372)         --            --
--            --
                     ----------  ------------  ----------  ------------  ----------  ------------  ---------
------------
 Net change
 resulting from
 Class A Shares
 transactions           334,739  $  2,661,644     310,258  $  3,076,458      10,285  $    108,394
--            --
                     ----------  ------------  ----------  ------------  ----------  ------------  ---------
------------
                                       Year Ended                                         Period Ended
                                      November 30,                                       November 30,
                              1999                      1998                     1999(1)                    1998
 Class Y Shares        Shares      Dollars       Shares      Dollars       Shares      Dollars      Shares
Dollars
---------------------------------------------------------------------------------------------------------------------------
 Shares sold          2,120,687  $ 21,432,137   5,272,409  $ 53,125,694     212,717  $  2,135,793
--            --
 Shares issued in
 connection with
 the tax-free
 exchange of assets
 from a Common
 Trust Fund                  --            --          --            --  42,839,470   428,394,696
--            --
 Shares issued to
 shareholders in
 payment of
 distributions
 declared                40,439       336,056      49,656       537,283           6            63
--            --
 Shares redeemed     (2,487,448)  (24,885,093) (2,367,712)  (21,683,002) (1,422,396)  (14,516,568)
--            --
                     ----------  ------------  ----------  ------------  ----------  ------------  ---------
------------
 Net change
 resulting from
 Class Y Shares
 transactions          (326,322) $ (3,116,900)  2,954,353  $ 31,979,975  41,629,797  $416,013,984
--            --
                     ----------  ------------  ----------  ------------  ----------  ------------  ---------
------------
 Net change
 resulting from
 fund shares
 transactions             8,417  $   (455,254)  3,264,611  $ 35,056,433  41,640,082  $416,122,378
--            --
                     ----------  ------------  ----------  ------------  ----------  ------------  ---------
------------

(1) Reflects operations for the period from July 30, 1999 (date of initial public investment) to November 30, 1999.



                                     Balanced Fund                                   Fixed Income Fund
                    --------------------------------------------------
-------------------------------------------------
                                      Year Ended                                          Year Ended
                                     November 30,                                        November 30,
                              1999                      1998                     1999                      1998
 Class A Shares       Shares       Dollars       Shares      Dollars      Shares      Dollars       Shares
Dollars
--------------------------------------------------------------------------------------------------------------------------
 Shares sold         13,302,993  $175,398,809   5,764,174  $75,056,038   5,871,429  $ 58,049,075   1,958,828
$19,573,923
 Shares issued to
 shareholders in
 payment of
 distributions
 declared             1,655,692    21,296,221     490,771    6,104,654     303,232     2,942,729      89,113
890,891
 Shares redeemed     (8,386,327) (110,347,891) (1,421,643) (18,503,796) (1,305,306)  (12,764,043)   (638,391)
(6,425,094)
                    -----------  ------------  ----------  -----------  ----------  ------------  ----------
-----------
 Net change
 resulting from
 Class A Shares
 transactions         6,572,358  $ 86,347,139   4,833,302  $62,656,896   4,869,355  $ 48,227,761   1,409,550
$14,039,720
                    -----------  ------------  ----------  -----------  ----------  ------------  ----------
-----------
                                      Year Ended                                          Year Ended
                                     November 30,                                       November 30,
                              1999                      1998                     1999                      1998
 Class B Shares       Shares       Dollars       Shares      Dollars      Shares      Dollars       Shares
Dollars
--------------------------------------------------------------------------------------------------------------------------
 Shares sold            482,978  $  6,309,015     593,884  $ 7,769,427      34,614  $    346,537      39,258  $
390,310
 Shares issued to
 shareholders in
 payment of
 distributions
 declared               168,767     2,160,724      50,089      621,444       2,744        26,754
1,271       12,687
 Shares redeemed       (111,088)   (1,451,271)    (71,305)    (925,661)     (3,870)      (37,172)     (2,161)
(21,523)
                    -----------  ------------  ----------  -----------  ----------  ------------  ----------
-----------
 Net change
 resulting from
 Class B Shares
 transactions           540,657  $  7,018,468     572,668  $ 7,465,210      33,488  $    336,119      38,368  $
381,474
                    -----------  ------------  ----------  -----------  ----------  ------------  ----------
-----------
                                      Year Ended                                          Year Ended
                                     November 30,                                        November 30,
                              1999                      1998                     1999                      1998
 Class Y Shares       Shares       Dollars       Shares      Dollars      Shares      Dollars       Shares
Dollars
--------------------------------------------------------------------------------------------------------------------------
 Shares sold          2,668,388  $ 35,085,877   6,639,501  $84,289,682  10,929,844  $107,071,894   6,174,243
$61,683,285
 Shares issued in
 connection with
 the tax-free
 exchange of
 assets from a
 Common Trust Fund   19,580,102   249,842,105          --           --  27,808,700   265,851,176
--           --
 Shares issued to
 shareholders in
 payment of
 distributions
 declared             2,693,593    34,392,661   1,895,507   23,557,253     680,497     6,648,424     661,726
6,595,044
 Shares redeemed    (14,589,443) (192,444,437) (6,222,414) (80,542,002) (9,142,482)  (89,531,987) (4,662,142)
(46,579,297)
                    -----------  ------------  ----------  -----------  ----------  ------------  ----------
-----------
 Net change
 resulting from
 Class Y Shares
 transactions        10,352,640  $126,876,206   2,312,594  $27,304,933  30,276,559  $290,039,507   2,173,827
$21,699,032
                    -----------  ------------  ----------  -----------  ----------  ------------  ----------
-----------
 Net change
 resulting from
 fund shares
 transactions        17,465,655  $220,241,813   7,718,564  $97,427,039  35,179,402  $338,603,387   3,621,745
$36,120,226
                    -----------  ------------  ----------  -----------  ----------  ------------  ----------
-----------



                            Intermediate Fixed Income Fund                      Short-Term Fixed Income Fund
                    -------------------------------------------------
-------------------------------------------------
                                      Year Ended                                         Year Ended
                                     November 30,                                       November 30,
                             1999                     1998                      1999                      1998
 Class A Shares       Shares      Dollars      Shares      Dollars       Shares      Dollars       Shares
Dollars
-------------------------------------------------------------------------------------------------------------------------
 Shares sold             9,273  $    90,669     432,820  $  4,395,676     334,823  $  3,271,760     728,996  $
7,145,299
 Shares issued to
 shareholders in
 payment of
 distributions
 declared               25,998      258,389      36,581       370,365      53,919       526,016      48,837
478,947
 Exchange into
 Class Y shares             --           --  (8,913,728)  (89,493,831)         --            --
--           --
 Shares redeemed      (158,864)  (1,556,247)   (732,895)   (7,416,845)   (360,394)   (3,523,088)   (465,982)
(4,580,525)
                    ----------  -----------  ----------  ------------  ----------  ------------  ----------
-----------
 Net change
 resulting from
 Class A Shares
 transactions         (123,593) $(1,207,189) (9,177,222) $(92,144,635)     28,348  $    274,688     311,851  $
3,043,721
                    ----------  -----------  ----------  ------------  ----------  ------------  ----------
-----------
                                      Year Ended                                         Year Ended
                                     November 30,                                       November 30,
                             1999                    1998(1)                    1999                      1998
 Class Y Shares       Shares      Dollars      Shares      Dollars       Shares      Dollars       Shares
Dollars
-------------------------------------------------------------------------------------------------------------------------
 Shares sold         2,073,597  $20,392,480     512,332  $  5,220,989   1,090,901  $ 10,708,051   2,210,120
$21,733,419
 Exchange from
 Class A shares             --           --   8,913,728    89,493,831          --            --
--           --
 Shares issued in
 connection with
 the tax-free
 exchange of
 assets from a
 Common Trust Fund   6,139,436   59,122,769          --            --     737,496     7,116,836
--           --
 Shares issued to
 shareholders in
 payment of
 distributions
 declared               39,790      392,705      21,849       222,630     232,891     2,277,295     500,524
4,905,077
 Shares redeemed    (2,241,312) (22,106,920)   (986,184)  (10,094,154) (8,005,559)  (78,981,570) (2,109,395)
(20,644,860)
                    ----------  -----------  ----------  ------------  ----------  ------------  ----------
-----------
 Net change
 resulting from
 Class Y Shares
 transactions        6,011,511  $57,801,035   8,461,725  $ 84,843,296  (5,944,271) $(58,879,388)    601,249  $
5,993,636
                    ----------  -----------  ----------  ------------  ----------  ------------  ----------
-----------
 Net change
 resulting from
 fund shares
 transactions        5,887,918  $56,593,845    (715,497) $ (7,301,339) (5,915,921) $(58,604,700)    913,100  $
9,037,357
                    ----------  -----------  ----------  ------------  ----------  ------------  ----------
-----------
(1) Reflects operations for the period from March 30, 1998 (date of initial public investment) to November 30, 1998.


                                Georgia Municipal Bond Fund             North Carolina Municipal Bond Fund
                           ----------------------------------------  -------------------------------------------
                                        Year Ended                                  Year Ended
                                       November 30,                                November 30,
                                   1999                 1998                1999                   1998
 Class A Shares             Shares     Dollars    Shares   Dollars    Shares    Dollars     Shares     Dollars
-----------------------------------------------------------------------------------------------------------------
 Shares sold                 33,237  $   371,656   65,313  $734,230    90,928  $1,014,339    73,195  $   827,761
 Shares issued to
 shareholders in
 payment of distributions
 declared                    19,481      215,076   18,608   209,598    28,563     317,676    28,831      326,515
 Shares redeemed           (145,519)  (1,595,698) (65,246) (732,153) (145,558) (1,600,626) (308,552)  (3,504,406)
                           --------  -----------  -------  --------  --------  ----------  --------  -----------
 Net change resulting
 from
 Class A Shares
 transactions               (92,801) $(1,008,966)  18,675  $211,675   (26,067) $ (268,611) (206,526) $(2,350,130)
                           --------  -----------  -------  --------  --------  ----------  --------  -----------



                              Georgia Municipal Bond Fund continued         North Carolina Municipal Bond Fund
continued
                          ------------------------------------------------
------------------------------------------------
                                           Year Ended                                        Year Ended
                                          November 30,                                      November 30,
                                   1999                     1998                     1999                     1998
 Class Y Shares             Shares      Dollars      Shares      Dollars      Shares      Dollars
Shares      Dollars
-----------------------------------------------------------------------------------------------------------------------------
 Shares sold               1,193,251  $ 13,142,034    514,361  $ 5,807,306   3,602,963  $ 39,881,430  1,450,528
$16,388,977
 Shares issued in
 connection with the
 tax-free exchange of
 assets from a Common
 Trust Fund                8,083,520    88,191,199         --           --  33,367,726   366,043,958
--           --
 Shares issued to
 shareholders in payment
 of distributions
 declared                      6,888        75,864      5,535       62,357      35,745       399,376
17,718      200,910
 Shares redeemed            (529,304)   (5,769,696)  (130,688)  (1,473,631) (1,438,326)  (15,643,547)  (465,404)
(5,270,187)
                          ----------  ------------  ---------  -----------  ----------  ------------  ---------
-----------
 Net change resulting
 from
 Y Shares transactions     8,754,355  $ 95,639,401    389,208  $ 4,396,032  35,568,108  $390,681,219  1,002,842
$11,319,700
                          ----------  ------------  ---------  -----------  ----------  ------------  ---------
-----------
 Net change resulting
 from
 fund shares
 transactions              8,661,554  $ 94,630,435    407,883  $ 4,607,707  35,542,041  $390,412,606    796,316
$ 8,969,570
                          ----------  ------------  ---------  -----------  ----------  ------------  ---------
-----------
                               South Carolina Municipal Bond Fund
                          ------------------------------------------------
                                           Year Ended
                                           November 30,
                                   1999                     1998
 Class A Shares             Shares      Dollars      Shares      Dollars
--------------------------------------------------------------------------------
 Shares sold                 499,667  $  5,542,698    742,299  $ 8,356,816
 Shares issued to
 shareholders in payment
 of distributions
 declared                    181,068     1,989,742    167,413    1,887,761
 Shares redeemed            (974,649)  (10,649,307)  (786,074)  (8,835,765)
                          ----------  ------------  ---------  -----------
 Net change resulting
 from
 Class A Shares
 transactions               (293,914) $ (3,116,867)   123,638  $ 1,408,812
                          ----------  ------------  ---------  -----------
                                           Year Ended
                                           November 30,
                                   1999                     1998
 Class Y Shares             Shares      Dollars      Shares      Dollars
--------------------------------------------------------------------------------
 Shares sold               2,892,396  $ 31,736,212  1,382,049  $15,581,081
 Shares issued in
 connection with the
 tax-free exchange of
 assets from a Common
 Trust Fund               20,754,532   225,809,305         --           --
 Shares issued to
 shareholders in payment
 of distributions
 declared                     18,138       199,065     13,296      149,911
 Shares redeemed          (1,154,051)  (12,417,303)  (517,410)  (5,814,407)
                          ----------  ------------  ---------  -----------
 Net change resulting
 from
 Class Y Shares
 transactions             22,511,015  $245,327,279    877,935  $ 9,916,585
                          ----------  ------------  ---------  -----------
 Net change resulting
 from
 fund shares
 transactions             22,217,101  $242,210,412  1,001,573  $11,325,397
                          ----------  ------------  ---------  -----------



                            Virginia Municipal Bond Fund
                   --------------------------------------------------
                                     Year Ended
                                    November 30,
                            1999                      1998
 Class A Shares      Shares      Dollars      Shares       Dollars
----------------------------------------------------------------------
 Shares sold           24,086  $   251,062     293,734  $   3,057,205
 Shares issued to
 shareholders in
 payment of
 distributions
 declared              27,430      279,843      29,282        304,418
 Exchange into
 Class Y shares            --           --  (9,794,711)  (101,277,312)
 Shares redeemed     (113,459)  (1,154,829)   (488,052)    (5,071,444)
                   ----------  -----------  ----------  -------------
 Net change
 resulting from
 Class A Shares
 transactions         (61,943) $  (623,924) (9,959,747) $(102,987,133)
                   ----------  -----------  ----------  -------------
                                    Period Ended
                                     November 30,
                            1999                    1998(1)
 Class Y Shares      Shares      Dollars      Shares       Dollars
----------------------------------------------------------------------
 Shares sold        2,556,035  $26,045,020     561,359  $   5,860,079
 Shares issued in
 connection with
 the tax-free
 exchange of
 assets from a
 Common Trust
 Fund               3,242,961   32,818,769          --             --
 Exchange from
 Class A shares            --           --   9,794,711    101,277,312
 Shares issued to
 shareholders in
 payment of
 distributions
 declared              27,283      275,816       3,580         37,331
 Shares redeemed   (2,089,477) (21,200,920)   (910,974)    (9,483,614)
                   ----------  -----------  ----------  -------------
 Net change
 resulting from
 Class Y Shares
 transactions       3,736,802  $37,938,685   9,448,676  $  97,691,108
                   ----------  -----------  ----------  -------------
 Net change
 resulting from
 fund shares
 transactions       3,674,859  $37,314,761    (511,071) $  (5,296,025)
                   ----------  -----------  ----------  -------------

(1) Reflects operations for the period from March 30, 1998 (date of initial public investment) to November 30, 1998.



4. Investment Adviser Fee and Other Transactions with Affiliates Investment Adviser Fee--Wachovia Asset Management, a subsidiary of Wachovia Bank, N.A. and the Funds' investment adviser (the "Adviser"), receives for its services an annual investment adviser fee based on a percentage of each Fund's average daily net assets as listed below.

         Annual Rate                         Fund
         -----------                         ----
         Equity Fund                         0.70%
         Quantitative Equity Fund            0.70%
         Growth & Income Fund                0.70%*
         Equity Index Fund                   0.30%
         Special Values Fund                 0.80%
         Emerging Markets Fund               1.00%
         Personal Equity Fund                0.70%
         Balanced Fund                       0.70%
         Fixed Income Fund                   0.60%
         Intermediate Fixed Income Fund      0.60%*
         Short-Term Fixed Income Fund        0.55%
         Georgia Municipal Bond Fund         0.75%
         North Carolina Municipal Bond Fund  0.75%
         South Carolina Municipal Bond Fund  0.75%
         Virginia Municipal Bond Fund        0.74%*

As a result of contractual obligations, the Adviser may be required to waive any portion of its fee. The Adviser can modify or terminate this waiver at its sole discretion at any time after January 31, 2001. * Prior to March 29, 1998, the annual investment adviser fee based on a percentage of the Fund's average daily net assets for Growth & Income Fund, and Intermediate Fixed Income Fund was 1.00% and 0.74%, respectively. Effective March 29, 1998, Growth & Income Fund, Intermediate Fixed Income Fund, and Virginia Municipal Bond Fund changed investment advisors from Central Fidelity National Bank to Wachovia Asset Management.

Sub Adviser Fee--The Adviser has entered into a sub-advisory agreement with Twin Capital Management, Inc. (the "Sub-Adviser"). The Sub-Adviser furnishes certain adviser services to the Adviser for Quantitative Equity Fund, including investment research, quantitative analysis, statistical and other factual information, and recommendations based on the Sub-Adviser's analysis, and assists the Adviser in identifying securities for potential purchase and/or sale. The Sub-Adviser is entitled to receive an annual fee of $55,000 payable by the Adviser. The Sub-Adviser may elect to waive some or all of its fee.

Administrative Fee, and Transfer and Dividend Disbursing Agent and Portfolio Accounting Fees--Federated Services Company ("FServ") provides the Funds with certain administrative personnel and portfolio accounting services. FServ, through its subsidiary Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the funds. The fee paid to FServ is based on the level of average aggregate net assets of the Trusts (excluding Wachovia Prime Cash Management Fund) for the period. Distribution Services Fee--Equity Fund, Quantitative Equity Fund, Special Values Fund, Balanced Fund, and Fixed Income Fund have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from their respective net assets to finance certain activities intended to result in the sale of Class B Shares. The Plan provides that each Fund may incur distribution expenses up to 0.75% of the average daily net assets of each Fund's Class B Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Funds. FSC can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Federated Administrative Services, ("FAS"), the Fund will pay FAS up to 0.25% of average daily net assets of each Fund's Class A Shares and Class B Shares for the period. The fee paid to FAS is used to finance certain services for shareholders and to maintain shareholder accounts. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.


Custodian Fees--Wachovia Bank, N.A. is the Funds' custodian. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses--Organizational expenses were borne initially by FAS. The Funds have reimbursed FAS for the organizational expenses. These expenses have been deferred and are being amortized over the five-year period following each Fund's effective date. For the year ended November 30, 1999, the Funds expensed the following amounts pursuant to this agreement:

                                      Organizational Organizational
         Fund                            Expenses    Expenses Paid
         ----                         -------------- --------------
         Emerging Markets Fund           $40,764        $17,788
         Georgia Municipal Bond Fund     $30,000        $ 9,391
         North Carolina Municipal
         Bond Fund                       $30,000        $   294

General--Certain of the Officers of the Trusts are Officers and Directors or Trustees of the above companies.

5. Investment Transactions
Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1999, were as follows:

Fund                                 Purchases      Sales
----                                ------------ ------------
Equity Fund                         $144,635,541 $119,428,961
Quantitative Equity Fund             144,082,605  151,133,803
Growth & Income Fund                 140,984,246  180,637,704
Equity Index Fund                     51,058,748   99,147,328
Special Values Fund                   62,038,604   60,932,871
Emerging Markets Fund                 86,988,003   87,303,268
Personal Equity Fund                  45,991,790   74,705,882
Balanced Fund                        305,133,992  354,886,877
Fixed Income Fund                    246,207,093  166,264,291
Intermediate Fixed Income Fund        91,539,161   90,284,722
Short-Term Fixed Income Fund          14,124,900   77,256,318
Georgia Municipal Bond Fund           31,871,447   24,453,363
North Carolina Municipal Bond Fund    51,723,218   18,881,237
South Carolina Municipal Bond Fund    35,212,957   16,614,268
Virginia Municipal Bond Fund          32,884,704   44,235,101



6. Concentration of Credit Risk
Emerging Markets Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings. At November 30, 1999, the diversification of the industries for the Emerging Markets Fund was as follows:

Industry                % of Net Assets
--------                ---------------
Communication Services       18.1%
Finance                      16.9%
Basic Materials              10.8%
Technology                    8.5%
Consumer Staples              7.8%
Multi-Industry                6.5%
Closed End Funds              6.1%
Energy                        5.9%
Consumer Cyclicals            4.9%
Utilities                     4.8%
Other                         1.9%
Health Care                   1.8%
Transportation                1.5%
Capital Goods                 0.4%

Since The Wachovia Municipal Funds invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at November 30, 1999, the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies, as indicated below. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency is also indicated below.

                                                       % of Portfolio Backed by
                                      % of Portfolio           Largest
Fund                                Guaranteed/Insured   Guarantor/Insurer
----                                ------------------ ------------------------
Georgia Municipal Bond Fund                35.4%                  9.6%
North Carolina Municipal Bond Fund         17.4%                  7.2%
South Carolina Municipal Bond Fund         61.3%                 25.3%
Virginia Municipal Bond Fund               21.5%                  4.3%



-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
               Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of THE WACHOVIA FUNDS and THE WACHOVIA MUNICIPAL FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wachovia Equity Fund, Wachovia Quantitative Equity Fund, Wachovia Growth and Income Fund, Wachovia Equity Index Fund, Wachovia Special Values Fund, Wachovia Emerging Markets Fund, Wachovia Personal Equity Fund, Wachovia Balanced Fund, Wachovia Fixed Income Fund, Wachovia Intermediate Fixed Income Fund, and the Wachovia Short-Term Fixed Income Fund (11 of the portfolios constituting The Wachovia Funds) and the Wachovia Georgia Municipal Bond Fund, Wachovia North Carolina Municipal Bond Fund, Wachovia South Carolina Municipal Bond Fund, and Wachovia Virginia Municipal Bond Fund (the 4 portfolios constituting The Wachovia Municipal Funds) as of November 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wachovia Equity Fund, Wachovia Quantitative Equity Fund, Wachovia Growth and Income Fund, Wachovia Equity Index Fund, Wachovia Special Values Fund, Wachovia Emerging Markets Fund, Wachovia Personal Equity Fund, Wachovia Balanced Fund, Wachovia Fixed Income Fund, Wachovia Intermediate Fixed Income Fund, Wachovia Short-Term Fixed Income Fund (portfolios of The Wachovia Funds) and the Wachovia Georgia Municipal Bond Fund, Wachovia North Carolina Municipal Bond Fund, Wachovia South Carolina Municipal Bond Fund, and Wachovia Virginia Municipal Bond Fund (portfolios of The Wachovia Municipal Funds) at November 30, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.


Boston, Massachusetts
January 17, 2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Trustees                             Officers
James A. Hanley                      John W. McGonigle
Samuel E. Hudgins                     President and Treasurer
J. Berkley Ingram, Jr.               Charles L. Davis, Jr.
D. Dean Kaylor                        Vice President and Assistant Treasurer
Alvin J. Schexnider                  Gail Cagney
Charles S. Way, Jr.                   Secretary
                                     Timothy S. Johnson
                                      Assistant Secretary



Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus which contains facts concerning its investment objective and policies, management fees, expenses and other information.




Federated Securities Corp., Distributor
831-27 (1/00)


G01512-17 (1/00)


                          WACHOVIA MONEY MARKET FUND
                               WACHOVIA TAX-FREE

                               MONEY MARKET FUND

                             WACHOVIA U.S. TREASURY
                               MONEY MARKET FUND
                               INVESTMENT SHARES


                                 Annual Report
                               November 30, 1999


                           [LOGO OF WACHOVIA FUNDS]


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Money Market Fund
                            Portfolio of Investments

                               November 30, 1999

  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 (1) Bank Notes--7.7%
             Banking & Finance--7.7%
 $30,000,000 Bank of America, NA, 5.850%-5.870%, 1/20/2000-
             4/19/2000                                             $ 30,000,000
  10,000,000 Bank of America, NC, 6.000%, 3/22/2000                  10,000,000
  25,000,000 First National Bank of Chicago, 5.850%, 2/24/2000       25,000,575
  10,000,000 LaSalle National Bank, Chicago, 5.130%, 4/25/2000        9,998,459
                                                                   ------------
             Total Bank Notes                                        74,999,034
                                                                   ------------
 (1) Certificates of Deposit--18.4%
             Banking & Finance--18.4%
  20,000,000 ABN AMRO Bank NV, Amsterdam, 5.860%, 5/23/2000          20,000,000
  40,000,000 Bayerische Landesbank Girozentrale, 5.850%-5.870%,
             3/9/2000-3/15/2000                                      40,001,099
  15,000,000 Canadian Imperial Bank of Commerce, NY, 5.000%-
             5.180%, 1/27/2000-3/15/2000                             14,974,585
  10,000,000 Credit Suisse First Boston, 5.660%, 2/2/2000            10,000,170
  30,000,000 Deutsche Bank AG, 5.040%-5.940%, 1/12/2000-2/7/2000     30,000,448
  10,000,000 National Westminster Bank, PLC, London, 4.980%,
             1/10/2000                                                9,999,472
  20,000,000 Rabobank Nederland, Utrecht, 5.300%, 12/16/1999         20,000,082
  25,000,000 Toronto Dominion Holdings (USA), Inc., 4.990%,
             1/6/2000                                                24,999,286
  10,000,000 Westdeutsche Landesbank Girozentrale, 5.180%,
             1/19/2000                                               10,001,690
                                                                   ------------
             Total Certificates of Deposit                          179,976,832
                                                                   ------------
 (1) Commercial Paper--38.4%
             Consumer Cyclical--1.0%
  10,000,000 Walmart Stores, Inc., 5.300%, 12/7/1999                  9,991,167
                                                                   ------------
             Finance--26.3%
  15,000,000 American General Finance Corp., 5.690%, 3/8/2000        14,767,658
  15,000,000 Associates Corp. of North America, 5.330%-5.890%,
             12/6/1999-3/16/2000                                     14,907,503
  25,000,000 Associates First Capital Corp., 5.170%-5.705%,
             12/17/1999-3/2/2000                                     24,819,739
  30,000,000 CIT Group, Inc., 5.480%-5.730%, 12/1/1999-4/5/2000      29,797,700
  20,000,000 Credit Suisse Zurich, 5.780%, 3/1/2000                  19,707,789
  40,000,000 General Motors Acceptance Corp., 5.310%-5.990%,
             12/8/1999-2/15/2000                                     39,759,108
  40,000,000 Household Finance Corp., 5.920%-6.050%, 1/19/2000-
             2/3/2000                                                39,614,244
  35,000,000 J.P. Morgan & Co., Inc., 5.400%-5.850%, 1/26/2000-
             3/14/2000                                               34,621,000
  40,000,000 Wells Fargo & Co., 5.850%-5.880%, 2/9/2000-
             3/29/2000                                               39,383,767
                                                                   ------------
             Total                                                  257,378,508
                                                                   ------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Money Market Fund

  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 (1) Commercial Paper--continued
             Finance - Automotive--4.0%
 $40,000,000 Ford Motor Credit Corp., 5.070%-5.850%, 12/15/1999-
             4/12/2000                                             $ 39,484,142
                                                                   ------------
             Health Care--2.0%
  20,000,000 Glaxo Wellcome Inc., 5.920%, 2/17/2000                  19,743,467
                                                                   ------------
             Industrial Services--3.1%
  10,000,000 Rio Tinto America, Inc., 5.750%, 12/1/1999              10,000,000
  20,000,000 Texaco, Inc., 5.840%-5.870%, 2/17/2000-3/22/2000        19,720,869
                                                                   ------------
             Total                                                   29,720,869
                                                                   ------------
             Utilities - Electric--2.0%
  20,000,000 General Electric Capital Services Corp., 5.830%,
             3/20/2000                                               19,643,722
                                                                   ------------
             Total Commercial Paper                                 375,961,875
                                                                   ------------
 Corporate Bonds--10.2%
             Banking & Finance--2.3%
   1,000,000 American General Finance Corp., 5.875%, 7/1/2000           997,799
  20,000,000 First Union National Bank, Charlotte, NC, 5.800%,
             2/23/2000                                               20,000,000
   1,750,000 Meridian Bancorp, Inc., 6.625%, 6/15/2000                1,754,362
                                                                   ------------
             Total                                                   22,752,161
                                                                   ------------
             Finance--7.5%
  20,000,000 General Electric Capital Corp., 5.730%-6.040%,
             1/27/2000-5/17/2000                                     19,551,083
  15,000,000 Prudential Funding Corp., 5.710%, 1/13/2000             14,897,696
  40,000,000 Transamerica Finance Corp., 5.720%-5.900%,
             1/25/2000-5/9/2000                                      39,311,278
                                                                   ------------
             Total                                                   73,760,057
                                                                   ------------
             Technology--0.4%
   3,995,000 International Business Machines Corp., 6.375%,
             6/15/2000                                                4,002,839
                                                                   ------------
             Total Corporate Bonds                                  100,515,057
                                                                   ------------
 (1) Government Agencies--2.0%
             Federal Home Loan Mortgage Corp.--1.0%
  10,000,000 5.020%, Discount Notes, 12/10/1999                       9,987,450
                                                                   ------------
             Federal National Mortgage Association--1.0%
  10,000,000 5.000%, Discount Notes, 12/3/1999                        9,997,222
                                                                   ------------
             Total Government Agencies                               19,984,672
                                                                   ------------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Wachovia Money Market Fund

  Principal
   Amount
  or Shares                                                          Value
------------------------------------------------------------------------------
 Notes - Variable--16.9%
             Banking--2.5%
 $25,000,000 PNC Bank, NA, 5.310%, 3/1/2000                       $ 24,998,769
                                                                  ------------
             Banking & Finance--10.8%
  30,000,000 AmSouth Bank, 5.348%, 12/15/1999                       29,997,418
  15,000,000 First Union National Bank, Charlotte, NC, 6.128%,
             1/19/2000                                              15,000,000
  25,000,000 Mellon Bank NA, Pittsburgh, 5.970%, 2/18/2000          24,999,206
  35,000,000 SouthTrust Bank of Alabama, Birmingham, 5.325%,
             2/7/2000-4/12/2000                                     34,997,297
                                                                  ------------
             Total                                                 104,993,921
                                                                  ------------
             Chemical & Allied Products--1.5%
  15,000,000 Texaco Capital, Inc., 6.011%, 2/3/2000                 14,994,397
                                                                  ------------
             Student Loan Marketing Association--2.1%
  20,000,000 5.906%, 2/11/2000                                      19,998,538
                                                                  ------------
             Total Notes - Variable                                164,985,625
                                                                  ------------
 Mutual Funds--3.7%
  20,000,000 Aim Liquid Assets Portfolio                            20,000,000
  16,000,000 Federated Prime Obligations Fund                       16,000,000
                                                                  ------------
             Total Mutual Funds                                     36,000,000
                                                                  ------------
 (2) Repurchase Agreements--2.6%
 $ 8,506,882 Goldman Sachs Group, LP, 5.670%, dated 11/30/1999,
             due 12/1/1999                                           8,506,882
   8,518,000 Merrill Lynch, Pierce, Fenner and Smith, 5.640%,
             dated 11/30/1999, due 12/1/1999                         8,518,000
   8,518,000 Morgan Stanley Group, Inc., 5.700%, dated
             11/30/1999, due 12/1/1999                               8,518,000
                                                                  ------------
             Total Repurchase Agreements                            25,542,882
                                                                  ------------
             Total Investments, at amortized cost and value (3)   $977,965,977
                                                                  ------------

(1) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.
(2) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.
(3) Also represents cost for federal tax purposes.
Note: The categories of investments are shown as a percentage of net assets
     ($979,727,266) at November 30, 1999.

(See Notes which are an integral part of the Financial Statements)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Money Market Fund
                      Statement of Assets and Liabilities

                               November 30, 1999

Assets:
Total investments in securities, at amortized
cost and value                                                      $977,965,977
Income receivable                                                      6,213,615
Receivable for shares sold                                                 4,537
                                                                    ------------
  Total assets                                                       984,184,129
Liabilities:
Payable for shares redeemed                            $    34,467
Income distribution payable                              3,887,395
Accrued expenses                                           535,001
                                                       -----------
  Total liabilities                                                    4,456,863
                                                                    ------------
Net Assets for 979,727,266 shares outstanding                       $979,727,266
                                                                    ------------
Net Asset Value, Offering Price and Redemption
Proceeds Per Share:
Institutional Shares: $365,749,632 (divided by)
365,749,632 shares outstanding                                             $1.00
                                                                    ------------
Investment Shares: $613,977,634 (divided by)
613,977,634 shares outstanding                                             $1.00
                                                                    ------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Money Market Fund
                            Statement of Operations

                          Year Ended November 30, 1999

Investment Income:
Interest                                                      $44,353,810
Expenses:
Investment adviser fee                           $ 4,298,578
Administrative personnel and services fee            715,029
Custodian fees                                       123,472
Transfer and dividend disbursing agent fees and
expenses                                               3,246
Directors'/Trustees' fees                             14,347
Auditing fees                                         15,232
Legal fees                                             4,880
Portfolio accounting fees                              1,009
Distribution services fee--Investment Shares       2,204,402
Share registration costs                              89,631
Printing and postage                                  21,916
Insurance premiums                                     3,906
Miscellaneous                                          6,679
                                                 -----------
  Total expenses                                   7,502,327
Waiver--
Waiver of investment adviser fee                  (2,031,498)
                                                 -----------
   Net expenses                                                 5,470,829
                                                              -----------
    Net investment income                                     $38,882,981
                                                              -----------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Money Market Fund
                       Statement of Changes in Net Assets

                             Year Ended November 30,
                                            -------------------------------
                                                 1999            1998
---------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
Operations--
Net investment income                       $    38,882,981  $  28,120,423
                                            ---------------  -------------
Distributions to Shareholders--
Distributions from net investment income
 Institutional Shares                           (14,769,474)    (9,265,013)
 Investment Shares                              (24,113,507)   (18,855,410)
                                            ---------------  -------------
  Change in net assets resulting from
  distributions to shareholders                (38,882,981)    (28,120,423)
                                            ---------------  -------------
Share Transactions--
Proceeds from sale of shares                  1,434,253,801    958,837,233
Net asset value of shares issued to
shareholders in payment of distributions
declared                                            724,067        568,444
Cost of shares redeemed                      (1,118,660,397)  (773,913,879)
                                            ---------------  -------------
  Change in net assets resulting from share
  transactions                                  316,317,471    185,491,798
                                            ---------------  -------------
    Change in net assets                        316,317,471    185,491,798
Net Assets:
Beginning of period                             663,409,795    477,917,997
                                            ---------------  -------------
End of period                               $   979,727,266  $ 663,409,795
                                            ---------------  -------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Money Market Fund
                    Financial Highlights--Investment Shares

                (For a share outstanding throughout each period)

                                         Year Ended November 30,
                               ------------------------------------------------
                                 1999      1998      1997      1996      1995
--------------------------------------------------------------------------------
Net asset value, beginning of
period                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
Income from investment
operations
 Net investment income             0.04      0.05      0.05      0.05      0.05
Less distributions
 Distributions from net
 investment income                (0.04)    (0.05)    (0.05)    (0.05)    (0.05)
                               --------  --------  --------  --------  --------
Net asset value, end of
period                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                               --------  --------  --------  --------  --------
Total return (1)                   4.44%     4.92%     4.95%     4.83%     5.40%
Ratios to average net assets
 Expenses                          0.78%     0.78%     0.78%     0.77%     0.72%
 Net investment income             4.38%     4.80%     4.85%     4.74%     5.27%
 Expense waiver/reimbursement
 (2)                               0.24%     0.26%     0.28%     0.32%     0.40%
Supplemental data
 Net assets, end of period
 (000 omitted)                 $613,978  $482,128  $320,480  $230,263  $165,636

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Results represent past performance and do not guarantee future results.
(2) This contractual expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund
                            Portfolio of Investments

                               November 30, 1999

  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Short-Term Municipals--99.5%
             Alabama--10.1%
 $ 2,200,000 Alabama HFA, Refunding Revenue Bonds (Series B)
             Weekly VRDNs                                          $  2,200,000
   1,000,000 Birmingham, AL, (Series A) Weekly VRDNs (First
             Alabama Bank, Memphis LOC)                               1,000,000
   3,320,000 Birmingham, AL, GO (Series 1992A) Weekly VRDNs
             (Regions Bank, Alabama LOC)                              3,320,000
  20,700,000 Daphne-Villa Mercy, AL, Special Care Facilities,
             Health, Hospital, Nursing Home Improvement Revenue
             Bonds Weekly VRDNs (Mercy Medical Center)/(Amsouth
             Bancorporation LOC)                                     20,700,000
   9,700,000 The Board of Trustees of the University of Alabama,
             University & College Improvements (Series B) Weekly
             VRDNs                                                    9,700,000
     375,000 Tuscaloosa County, AL, Port Authority, (Series
             1989A) Weekly VRDNs (Capstone Hotel
             Ltd.)/(SouthTrust Bank of Alabama, Birmingham LOC)         375,000
                                                                   ------------
             Total                                                   37,295,000
                                                                   ------------
             California--1.4%
   5,000,000 Los Angeles County, CA, (Series A), 4.00% TRANs,
             6/30/2000                                                5,019,051
                                                                   ------------
             Colorado--1.3%
   5,000,000 Arapahoe County, CO, School District 005, GO UT, 4.25% Bonds,
             6/30/2000 5,014,956
                                                                   ------------
             Delaware--1.2%
   4,455,000 Delaware State, GO UT, Public Improvement Refunding
             Bonds (Series A), 4.50% Bonds, 2/1/2000                  4,466,683
                                                                   ------------
             Florida--7.9%
     100,000 Alachua County, FL, Health Facilities Authority,
             Health Facilities Revenue Bonds (Series 1996B)
             Weekly VRDNs (Shands Teaching Hospital and Clinics,
             Inc.)/(MBIA INS)/(SunTrust Bank, Central Florida
             LIQ)                                                       100,038
   5,000,000 Broward County, FL, HFA, Revenue Bonds Weekly VRDNs
             (Welleby Apartments)                                     5,000,000
   6,600,000 Collier County, FL, HFA, Multi-family Revenue Bonds
             (Series 1985) Weekly VRDNs (River Reach Project)         6,600,000



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund

  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Short-Term Municipals--continued
             Florida--continued
 $ 1,600,000 Escambia County, FL, Health Facilities Authority,
             IDRB (Series A) Monthly VRDNs (Florida Convalescent
             Centers, Inc.)/
             (Toronto-Dominion Bank LOC)                           $  1,600,000
   2,830,000 Eustis Health Facilities Authority, FL, (Series
             1985) Weekly VRDNs (Waterman Medical
             Center)/(Banque Paribas, Paris LOC)                      2,830,000
     600,000 Polk County, FL, IDA, Refunding Revenue Bonds
             Monthly VRDNs (Florida Convalescent Centers,
             Inc.)/(Toronto-Dominion Bank LOC)                          600,000
   1,000,000 Polk County, FL, IDA, Refunding Revenue Bonds
             Weekly VRDNs (IMC Fertilizer, Inc.)/(Rabobank
             Nederland, Utrecht LOC)                                  1,000,000
   4,500,000 Southeast Volusia Hospital District, FL, Revenue
             Bonds (Series 1995) Weekly VRDNs (Bert Fish Medical
             Center (FL))/(SouthTrust Bank of Alabama,
             Birmingham LOC)                                          4,500,000
   7,000,000 St. Lucie County, FL, PCR, 3.55% CP, Mandatory
             Tender 12/8/1999                                         7,000,000
                                                                   ------------
             Total                                                   29,230,038
                                                                   ------------
             Georgia--6.0%
   8,600,000 De Kalb Private Hospital Authority, GA, Revenue
             Anticipation Certificates (Series 1994B) Weekly
             VRDNs (Egleston Children's Hospital at Emory
             University, Inc. )/(SunTrust Bank, Atlanta LOC)          8,600,000
   4,450,000 De Kalb Private Hospital Authority, GA, Revenue
             Anticipation Certificates (Series 1995B) Weekly
             VRDNs (Egleston Children's Hospital at Emory
             University, Inc. )/(SunTrust Bank, Atlanta LOC)          4,449,999
   2,900,000 Lowndes County, GA, Residential Care Facilities for
             the Elderly Authority Weekly VRDNs (South Georgia
             Health Alliance Project)                                 2,900,000
     770,000 Macon-Bibb County, GA, Urban Development Authority,
             Refunding Revenue Bonds (Series 1995) Weekly VRDNs
             (Macon Hotel Investors)/(Bank One, Michigan LOC)           770,000
     500,000 Monroe County, GA, Development Authority IDRB,
             Refunding Revenue Bonds Weekly VRDNs (Forsyth Inns,
             Inc.)/(Bank One, Michigan LOC)                             500,000
   5,120,000 Richmond County, GA, Board of Education, GO UT
             Refunding Bonds, 4.50% Bonds, 3/1/2000                   5,139,811
                                                                   ------------
             Total                                                   22,359,810
                                                                   ------------
             Idaho--1.4%
   5,000,000 Idaho State, 4.25% Bonds, 6/30/2000                      5,023,785
                                                                   ------------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund

  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Short-Term Municipals--continued
             Illinois--8.0%
 $11,800,000 Illinois Development Finance Authority Weekly VRDNs   $ 11,800,000
     740,000 Illinois Development Finance Authority, Revenue
             Bonds Weekly VRDNs (Aurora Central Catholic High
             School)                                                    740,000
   1,000,000 Illinois Development Finance Authority, Revenue
             Bonds Weekly VRDNs (Lake Forest Academy)/(Northern
             Trust Corp. LOC)                                         1,000,000
   1,155,000 Illinois Development Finance Authority, Revenue
             Bonds Weekly VRDNs (Little City Foundation)              1,155,000
   3,800,000 Illinois Development Finance Authority, Revenue
             Bonds Weekly VRDNs (St. Ignatius College)                3,800,000
   1,525,000 Illinois Development Finance Authority, Revenue
             Bonds Weekly VRDNs (St. Paul's House)/(LaSalle
             National Bank, Chicago LOC)                              1,525,000
   8,600,000 Jackson-Union Counties, IL, Regional Port District
             Facilities Weekly VRDNs (Enron Transportation
             Services)                                                8,600,000
   1,000,000 Orland Hills, IL, Multi-family Mortgage Revenue
             Bonds Weekly VRDNs (LaSalle National Corp. LOC)          1,000,000
                                                                   ------------
             Total                                                   29,620,000
                                                                   ------------
             Iowa--1.3%
   5,000,000 Iowa School Corporations, (Series B), 3.50% Bonds
             (FSA LOC), 1/28/2000                                     5,004,084
                                                                   ------------
             Kentucky--5.6%
     500,000 Georgetown, KY, Educational Institution, Revenue
             Bonds Weekly VRDNs (Georgetown College)                    500,000
  20,000,000 Kentucky Interlocal School Transportation
             Association, 4.00% Bonds, 6/30/2000                     20,055,875
                                                                   ------------
             Total                                                   20,555,875
                                                                   ------------
             Louisiana--1.2%
   1,700,000 Calcasieu Parish, LA, IDB, PCR Bonds Weekly VRDNs
             (Citgo Petroleum Corp.)                                  1,700,000
   2,800,000 Lake Charles, LA, Harbor & Terminal District,
             Revenue Bonds Weekly VRDNs (Citgo Petroleum Corp.)       2,800,000
                                                                   ------------
             Total                                                    4,500,000
                                                                   ------------
             Massachusetts--4.5%
  10,000,000 Commonwealth of Massachusetts, (Series B) Weekly
             VRDNs (Toronto-Dominion Bank LOC)                       10,000,000



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund

  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Short-Term Municipals--continued
             Massachusetts--continued
 $   100,000 Massachusetts HEFA, (Series P1) Weekly VRDNs
             (Partners Healthcare Systems)/(FSA SA)                $    100,000
   6,500,000 Massachusetts Municipal Wholesale Electric Co.,
             Power Supply System Revenue Bonds (Series 1994C)
             Weekly VRDNs (Canadian Imperial Bank of Commerce
             LOC)                                                     6,500,000
                                                                   ------------
             Total                                                   16,600,000
                                                                   ------------
             Mississippi--0.6%
   2,340,000 Jackson County, MS, 2.90% TOBs (Chevron Corp. GTD)
             11/1/2004                                                2,340,000
                                                                   ------------
             Missouri--0.5%
   1,800,000 Kansas City, MO, IDA, IDRB, Weekly VRDNs (Mid-
             American Health Services)                                1,800,000
                                                                   ------------
             New Mexico--2.2%
   8,000,000 New Mexico State, Revenue Notes, 4.00% Bonds,
             6/30/2000                                                8,034,524
                                                                   ------------
             New York--6.5%
  10,000,000 Long Island Power Authority, NY, Revenue Bonds
             Weekly VRDNs (Credit Suisse First Boston and MBIA
             LOCs)                                                   10,000,000
   6,510,000 Monroe County, NY, GO UT Refunding Bonds, 5.00%
             Bonds, 3/1/2000                                          6,543,110
     100,000 New York City, NY, (Subseries B4) Daily VRDNs (MBIA INS)/(National
             Westminster Bank, PLC, London LIQ) 100,000
   2,850,000 New York City, NY, GO UT Bonds Daily VRDNs               2,850,000
   4,300,000 New York City, NY, GO UT Refunding Bonds (Subseries
             E3)
             Daily VRDNs                                              4,300,000
     100,000 New York City, NY, (Subseries E2) Daily VRDNs
             (Morgan Guaranty Trust Co., New York LOC)                  100,000
                                                                   ------------
             Total                                                   23,893,110
                                                                   ------------
             North Carolina--0.9%
   1,500,000 Alamance County, NC, Industrial Facilities &
             Pollution Control Financing Authority, Revenue
             Bonds Weekly VRDNs (SCI Systems, Inc.)                   1,500,000
   1,900,000 North Carolina Educational Facilities Finance
             Agency Weekly VRDNs (Gardner Webb
             University)/(First Union National Bank, Charlotte,
             NC LOC)                                                  1,900,000



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund

  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Short-Term Municipals--continued
             North Carolina--continued
 $   115,000 North Carolina Medical Care Commission, Revenue
             Bonds
             (Series A) Weekly VRDNs (Pooled Financing Program)    $    115,000
                                                                   ------------
             Total                                                    3,515,000
                                                                   ------------
             Ohio--5.1%
     930,000 Centerville, OH, Health Care Revenue Bonds Weekly
             VRDNs (Bethany Lutheran Village)                           930,000
  18,000,000 Lorain County, OH, (Series A), 3.55% CP, Mandatory
             Tender 12/8/1999                                        18,000,000
                                                                   ------------
             Total                                                   18,930,000
                                                                   ------------
             Oklahoma--1.2%
   4,300,000 Tulsa County, OK, Independent School District 1,
             School Improvements, 5.00% Bonds, 2/1/2000               4,314,532
                                                                   ------------
             Oregon--5.0%
  13,500,000 Oregon State, Veteran's Welfare Bonds (Series 73E)
             Weekly VRDNs (Morgan Guaranty Trust Co., New York
             LOC)                                                    13,500,000
   5,000,000 Oregon State, Veteran's Welfare Bonds (Series 73F)
             Weekly VRDNs (Morgan Guaranty Trust Co., New York
             LOC)                                                     5,000,000
                                                                   ------------
             Total                                                   18,500,000
                                                                   ------------
             Pennsylvania--1.3%
   4,700,000 Allegheny County, PA, IDA, Revenue Bonds (Series A)
             Weekly VRDNs (United Jewish Federation of Greater
             Pittsburgh VRDB)/(PNC Bank, NA LOC)                      4,700,000
                                                                   ------------
             Tennessee--5.2%
   4,150,000 Clarksville, TN, Public Building Authority,
             Adjustable Rate Pooled Financing Revenue Bonds
             (Series 1997) Weekly VRDNs (Tennessee Municipal
             Bond Fund)/(Bank of America, NA, Charlotte LOC)          4,150,000
   1,200,000 Clarksville, TN, Public Building Authority, Public
             Improvement Revenue Bonds Weekly VRDNs                   1,200,000
   7,395,000 Knox County, TN, GO UT Refunding Bonds, 4.50%
             Bonds, 3/1/2000                                          7,423,614
   4,600,000 Metropolitan Nashville, TN AA, (Series 1993) Weekly
             VRDNs (FGIC INS)/(Societe Generale, Paris
             LIQ)/(Societe Generale, Paris LOC)                       4,600,000



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund

  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Short-Term Municipals--continued
             Tennessee--continued
 $ 2,000,000 Montgomery Co, TN, Public Building Authority Weekly
             VRDNs                                                 $  2,000,000
                                                                   ------------
             Total                                                   19,373,614
                                                                   ------------
             Texas--6.8%
  10,600,000 Lower Neches Valley, TX, Refunding Revenue Bonds,
             3.45% TOBs (Chevron U.S.A., Inc.), Optional Tender
             2/16/2000                                               10,600,000
   3,800,000 Richardson, TX, Independent School District,
             (Series A) Weekly VRDNs (PSFG GTD)/(Union Bank of
             Switzerland, Zurich SA)                                  3,800,000
  10,500,000 Texas State, GO UT, 7.125% Bonds, 4/1/2000
             (Callable @102)                                         10,720,853
                                                                   ------------
             Total                                                   25,120,853
                                                                   ------------
             Virginia--1.8%
     300,000 Roanoke, VA, IDA, (Series B) Daily VRDNs (Carillion
             Health System)                                             300,000
   6,190,000 Virginia College Building Authority, University and
             College Improvement Revenue Bonds, 5.00% Bonds,
             2/1/2000                                                 6,211,382
                                                                   ------------
             Total                                                    6,511,382
                                                                   ------------
             Washington--3.8%
  14,000,000 Port Anacortes, WA Industrial Development Corp.
             VRDNs
             (Texaco, Inc.)                                          14,000,000
     100,000 Washington Health Care Facilities Authority,
             Variable Rate Demand Revenue Bonds (Series 1997B)
             Daily VRDNs (Virginia Mason Medical Center)/(MBIA
             INS)/(Credit Suisse First Boston LIQ)                       99,998
                                                                   ------------
             Total                                                   14,099,998
                                                                   ------------
             West Virginia--1.6%
   5,900,000 West Virginia State Hospital Finance Authority,
             (Series A) Weekly VRDNs (Oak Hill, WV)/(Bank One,
             NA COL)                                                  5,900,000
                                                                   ------------
             Wisconsin--7.1%
  19,000,000 Wisconsin Health and Educational Facilities
             Authority, (Series A) Revenue Bonds Weekly VRDNs
             (Felician Health Care, Inc.)/(AMBAC INS)                19,000,000
   7,320,000 Wisconsin State Health Facilities Authority,
             Revenue Bonds
             (Series A2) Weekly VRDNs (Franciscan Health Care)        7,320,000
                                                                   ------------
             Total                                                   26,320,000
                                                                   ------------
             Total Short-Term Municipals                            368,042,295
                                                                   ------------



-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund

   Shares                                                           Value
-----------------------------------------------------------------------------
 Mutual Funds--0.2%
    612,207 AIM Global Management Short Term Investments Money
            Market Fund                                          $    612,207
        881 Dreyfus Tax Exempt Money Market Fund                          880
        346 Federated Investors Tax-Free Obligations Fund                 346
     59,368 Fidelity Tax Exempt Money Market Fund                      59,368
                                                                 ------------
            Total                                                     672,801
                                                                 ------------
            Total Investments, at amortized cost and value (1)   $368,715,096
                                                                 ------------

(1) Also represents cost for federal tax purposes.
Note: The categories of investments are shown as a percentage of net assets ($369,902,924) at November 30, 1999.
The following acronyms are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance   INS--Insured
       Corporation                         LIQ--Liquidity Agreement
COL--Collateralized                        LOC--Letter of Credit
CP--Commercial Paper                       MBIA--Municipal Bond Investors
FGIC--Financial Guaranty Insurance Company       Assurance
FSA--Financial Security Assurance          PCR--Pollution Control Revenue
GO--General Obligation                     PSFG--Permanent School Fund
GTD--Guaranteed                            Guarantee
HEFA--Health and Education Facilities      TOBs--Tender Option Bonds
      Authority                            TRANs--Tax and Revenue Anticipation
HFA--Housing Finance Authority                    Notes
IDA--Industrial Development Authority      UT--Unlimited Tax
IDB--Industrial Development Bond           VRDB--Variable Rate Demand Bond
IDRB--Industrial Development Revenue Bond  VRDNs--Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund
                      Statement of Assets and Liabilities

                               November 30, 1999

Assets:
Total investments in securities, at amortized cost
and value                                                           $368,715,096
Income receivable                                                      2,376,025
                                                                    ------------
  Total assets                                                       371,091,121
Liabilities:
Income distribution payable                            $1,044,135
Accrued expenses                                          144,062
                                                       ----------
  Total liabilities                                                    1,188,197
                                                                    ------------
Net Assets for 369,902,924 shares outstanding                       $369,902,924
                                                                    ------------
Net Asset Value, Offering Price and Redemption
Proceeds Per Share:
Institutional Shares: $225,466,430 (divided by)
225,466,430 shares outstanding                                             $1.00
                                                                    ------------
Investment Shares: $144,436,494 (divided by)
144,436,494 shares outstanding                                             $1.00
                                                                    ------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund
                            Statement of Operations

                          Year Ended November 30, 1999

Investment Income:
Interest                                                      $13,418,639
Expenses:
Investment adviser fee                           $ 2,104,651
Administrative personnel and services fee            353,303
Custodian fees                                        75,640
Transfer and dividend disbursing agent fees and
expenses                                              12,568
Directors'/Trustees' fees                              9,246
Auditing fees                                         15,208
Legal fees                                             6,529
Portfolio accounting fees                                892
Distribution services fee--Investment Shares         606,130
Share registration costs                              12,703
Printing and postage                                  21,104
Insurance premiums                                     2,998
Miscellaneous                                         15,742
                                                 -----------
  Total expenses                                   3,236,714
Waiver of investment adviser fee                  (1,626,095)
                                                 -----------
   Net expenses                                                 1,610,619
                                                              -----------
    Net investment income                                     $11,808,020
                                                              -----------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund
                       Statement of Changes in Net Assets

                             Year Ended November 30,
                                            ----------------------------
                                                1999           1998
-------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
Operations--
Net investment income                       $  11,808,020  $  11,680,208
                                            -------------  -------------
Distributions to Shareholders--
Distributions from net investment income
 Institutional Shares                          (7,932,704)    (8,367,231)
 Investment Shares                             (3,875,316)    (3,312,977)
                                            -------------  -------------
  Change in net assets resulting from
  distributions
  to shareholders                             (11,808,020)   (11,680,208)
                                            -------------  -------------
Share Transactions--
Proceeds from sale of shares                  671,733,491    743,274,021
Cost of shares redeemed                      (710,364,176)  (603,065,021)
                                            -------------  -------------
  Change in net assets resulting from share
  transactions                                (38,630,685)   140,209,000
                                            -------------  -------------
    Change in net assets                      (38,630,685)   140,209,000
Net Assets:
Beginning of period                           408,533,609    268,324,609
                                            -------------  -------------
End of period                               $ 369,902,924  $ 408,533,609
                                            -------------  -------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund
                    Financial Highlights--Investment Shares

                (For a share outstanding throughout each period)

                                         Year Ended November 30,
                               -------------------------------------------------
                                 1999      1998      1997      1996      1995
--------------------------------------------------------------------------------
Net asset value, beginning of
period                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
Income from investment
operations
 Net investment income             0.03      0.03      0.03      0.03      0.03
Less distributions
 Distributions from net
 investment income                (0.03)    (0.03)    (0.03)    (0.03)    (0.03)
                               --------  --------  --------  --------  --------
Net asset value, end of
period                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                               --------  --------  --------  --------  --------
Total return (1)                   2.58%     2.88%     2.99%     2.83%     3.25%
Ratios to average net assets
 Expenses                          0.64%     0.64%     0.64%     0.69%     0.66%
 Net investment income             2.56%     2.83%     2.93%     2.84%     3.19%
 Expense waiver/reimbursement
 (2)                               0.39%     0.41%     0.45%     0.43%     0.52%
Supplemental data
 Net assets, end of period
 (000 omitted)                 $144,436  $133,211   $85,852   $74,922   $55,733

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(2) This contractual expense decrease is reflected in both the expense and the net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                   Wachovia U.S. Treasury Money Market Fund
                           Portfolio of Investments

                               November 30, 1999

  Principal
    Amount
  or Shares                                                           Value
-------------------------------------------------------------------------------
 U.S. Government Obligations--43.8%
              U.S. Treasury Bills--4.1%
 $ 27,500,000 12/9/1999-1/20/2000                                  $ 27,363,596
                                                                   ------------
              U.S. Treasury Notes--39.7%
  260,000,000 5.375%-6.875%, 12/31/1999-6/30/2000                   260,534,828
                                                                   ------------
              Total U.S. Government Obligations                     287,898,424
                                                                   ------------
 (1) Repurchase Agreements--54.1%
   30,000,000 First Boston, 5.600%, dated 11/30/1999, due
              12/1/1999                                              30,000,000
  146,809,289 Goldman Sachs Group, LP, 5.600%, dated 11/30/1999,
              due 12/1/1999                                         146,809,288
   30,000,000 Merrill Lynch, Pierce, Fenner and Smith, 5.640%,
              dated 11/30/1999, due 12/1/1999                        30,000,000
  148,809,289 Morgan Stanley Group, Inc., 5.650%, dated
              11/30/1999, due 12/1/1999                             148,809,289
                                                                   ------------
              Total Repurchase Agreements                           355,618,577
                                                                   ------------
 Mutual Fund--2.0%
   13,000,000 Federated Treasury Obligations Fund                    13,000,000
                                                                   ------------
              Total Investments, at amortized cost and value (2)   $656,517,001
                                                                   ------------

(1) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(2) Also represents cost for federal tax purposes.
Note: The categories of investments are shown as a percentage of net assets
     ($656,779,427) at November 30, 1999.

(See Notes which are an integral part of the Financial Statements)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    Wachovia U.S. Treasury Money Market Fund
                      Statement of Assets and Liabilities

                               November 30, 1999

Assets:
Investments in repurchase agreements                $ 355,618,577
Investments in securities                             300,898,424
                                                    -------------
Total investments in securities, at amortized cost
and value                                                           $656,517,001
Income receivable                                                      3,213,574
                                                                    ------------
  Total assets                                                       659,730,575

Liabilities:
Income distribution payable                             2,732,724
Accrued expenses                                          218,424
                                                    -------------
  Total liabilities                                                    2,951,148
                                                                    ------------
Net Assets for 656,779,427 shares outstanding                       $656,779,427
                                                                    ------------
Net Asset Value, Offering Price and Redemption
Proceeds Per Share:
Institutional Shares: ($448,758,441 (divided by)
448,758,441 shares outstanding)                                            $1.00
                                                                    ------------
Investment Shares: ($208,020,986 (divided by)
208,020,986 shares outstanding)                                            $1.00
                                                                    ------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    Wachovia U.S. Treasury Money Market Fund
                            Statement of Operations

                          Year Ended November 30, 1999

Investment Income:
Interest                                                      $33,485,781
Expenses:
Investment adviser fee                           $ 3,415,568
Administrative personnel and services fee            573,461
Custodian fees                                       105,818
Transfer and dividend disbursing agent fees and
expenses                                               7,654
Directors'/Trustees' fees                             16,064
Auditing fees                                         14,981
Legal fees                                             6,107
Portfolio accounting fees                              3,142
Distribution services fee--Investment Shares         789,762
Share registration costs                              25,669
Printing and postage                                  29,977
Insurance premiums                                     3,703
Miscellaneous                                          9,920
                                                 -----------
  Total expenses                                   5,001,826
Waiver of investment adviser fee                  (2,576,070)
                                                 -----------
   Net expenses                                                 2,425,756
                                                              -----------
    Net investment income                                     $31,060,025
                                                              -----------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    Wachovia U.S. Treasury Money Market Fund
                       Statement of Changes in Net Assets

                             Year Ended November 30,
                                                   --------------------------
                                                 1999             1998
-----------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
Operations--
Net investment income                       $    31,060,025  $    34,194,612
                                            ---------------  ---------------
Distributions to Shareholders--
Distributions from net investment income
 Institutional Shares                           (22,602,956)     (27,082,585)
 Investment Shares                               (8,457,069)      (7,112,027)
                                            ---------------  ---------------
  Change in net assets resulting from
  distributions
  to shareholders                               (31,060,025)     (34,194,612)
                                            ---------------  ---------------
Share Transactions--
Proceeds from sale of shares                  1,484,059,570    1,496,501,247
Net asset value of shares issued to
shareholders in payment of distributions
declared                                             39,796           27,832
Cost of shares redeemed                      (1,492,629,325)  (1,459,037,222)
                                            ---------------  ---------------
  Change in net assets resulting from share
  transactions                                   (8,529,959)      37,491,857
                                            ---------------  ---------------
    Change in net assets                         (8,529,959)      37,491,857
Net Assets:
Beginning of period                             665,309,386      627,817,529
                                            ---------------  ---------------
End of period                               $   656,779,427  $   665,309,386
                                            ---------------  ---------------

(See Notes which are an integral part of the Financial Statements)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    Wachovia U.S. Treasury Money Market Fund
                    Financial Highlights--Investment Shares

                (For a share outstanding throughout each period)

                                         Year Ended November 30,
                               -------------------------------------------------
                                 1999      1998      1997      1996      1995
--------------------------------------------------------------------------------
Net asset value, beginning of
period                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
Income from investment
operations
 Net investment income             0.04      0.05      0.05      0.04      0.05
Less distributions
 Distributions from net
 investment income                (0.04)    (0.05)    (0.05)    (0.04)    (0.05)
                               --------  --------  --------  --------  --------
Net asset value, end of
period                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                               --------  --------  --------  --------  --------
Total return (1)                   4.35%     4.83%     4.89%     4.77%     5.30%
Ratios to average net assets
 Expenses                          0.64%     0.63%     0.64%     0.70%     0.66%
 Net investment income             4.28%     4.74%     4.80%     4.68%     5.21%
 Expense waiver/reimbursement
 (2)                               0.38%     0.40%     0.41%     0.39%     0.46%
Supplemental data
 Net assets, end of period
 (000 omitted)                 $208,021  $198,771  $117,495  $104,336   $81,739

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(2) This contractual expense decrease is reflected in both the expense and the net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Wachovia Money Market Funds
                    Combined Notes to Financial Statements

                               November 30, 1999

1. Organization

The Wachovia Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of fifteen portfolios. The following portfolios are included herein (individually referred to as the "Fund", or collectively as the "Funds"):

                          Portfolio               Investment Objective
---------------------------------------------------------------------------------
  Wachovia Money Market Fund To provide current income consistent with ("Money
   Market Fund") stability of principal and liquidity.
---------------------------------------------------------------------------------
  Wachovia Tax-Free Money Market Fund To provide current income exempt from
   ("Tax-Free Fund") federal regular income tax consistent with stability of principal and liquidity.
---------------------------------------------------------------------------------
  Wachovia U.S. Treasury Money Market To provide current income consistent with
   Fund ("U.S. Treasury Fund") stability of principal and liquidity.


The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Funds offer two classes of shares: Institutional Shares and Investment Shares. Investment Shares are identical in all respects to Institutional Shares except that Investment Shares are sold pursuant to a distribution plan (the "Plan") adopted in accordance with Rule 12b-1 under the Act.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  Investment Valuations--The Funds use of the amortized cost method to value their portfolio securities is in accordance with Rule 2a-7 under the Act. Investments in other open-end regulated investment companies are valued at net asset value.

  Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

  Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date. The Trust offers multiple classes of shares, which differ in their respective distribution and


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Wachovia Money Market Funds

  service fees. All shareholders bear the common expenses of the Funds based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  Federal Taxes--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

  When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

  Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  Other--Investment transactions are accounted for on a trade date basis.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                             Money Market Fund             Tax-Free Fund              U.S. Treasury Fund
                         --------------------------  --------------------------  ------------------------------
                          Year Ended November 30,     Year Ended November 30,       Year Ended November 30,
                             1999          1998          1999          1998           1999            1998
----------------------------------------------------------------------------------------------------------------
Institutional Shares
-----------------------
Shares sold               699,311,820   369,619,728   307,834,572   367,947,784   1,142,479,883   1,162,773,272
Shares redeemed          (514,844,082) (345,776,210) (357,690,587) (275,098,274) (1,160,259,358) (1,206,558,183)
-----------------------  ------------  ------------  ------------  ------------  --------------  --------------
 Net change resulting
 from Institutional
 Shares transactions      184,467,738    23,843,518   (49,856,015)   92,849,510     (17,779,475)    (43,784,911)
                         ------------  ------------  ------------  ------------  --------------  --------------
Investment Shares
-----------------------
Shares sold               734,941,981   589,217,508   363,898,919   375,326,237     341,579,687     333,727,978
Shares issued to
shareholders in payment
of distributions
declared                      724,067       568,441            --            --          39,796          27,829
Shares redeemed          (603,816,315) (428,137,669) (352,673,589) (327,966,747)   (332,369,967)   (252,479,039)
-----------------------  ------------  ------------  ------------  ------------  --------------  --------------
 Net change resulting
 from Investment Shares
 transactions             131,849,733   161,648,280    11,225,330    47,359,490       9,249,516      81,276,768
                         ------------  ------------  ------------  ------------  --------------  --------------
Net change resulting
from share transactions   316,317,471   185,491,798   (38,630,685)  140,209,000      (8,529,959)     37,491,857
-----------------------  ------------  ------------  ------------  ------------  --------------  --------------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Wachovia Money Market Funds

4. Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee--Wachovia Asset Management, a subsidiary of Wachovia Bank N.A. and the Funds' investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.50% of each Fund's average daily net assets. As a result of contractual obligations, the Adviser may be required to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at its sole discretion at any time after January 31, 2001.

Administrative Fee--Federated Services Company ("FServ") provides the Funds with certain administrative personnel and services. This fee is based on the level of average aggregate net assets of the Trust (excluding Wachovia Prime Cash Management Fund) and The Wachovia Municipal Funds for the period. FServ may voluntarily waive a portion of its fee.

Distribution Services Fee--Under the terms of the Plan, each Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from its net assets to finance activities intended to result in the sale of each Fund's Investment Shares. The Plan provides that each Fund may incur distribution expenses up to 0.40% of the average daily net assets of its Investment Shares, annually, to compensate FSC.

Transfer Agent and Dividend Disbursing Agent Fees--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC may voluntarily waive any portion of its fee.

Portfolio Accounting Fees--FServ, through its subsidiary, FSSC, maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Custodian Fees--Wachovia Bank, N.A. is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

General--Certain of the Officers of the Trust are Officers and Directors or Trustees of the above companies.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
               Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of THE WACHOVIA FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wachovia Money Market Fund, Wachovia Tax-Free Money Market Fund, and Wachovia U.S. Treasury Money Market Fund (three of the portfolios constituting The Wachovia Funds) as of November 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wachovia Money Market Fund, Wachovia Tax-Free Money Market Fund, and Wachovia U.S. Treasury Money Market Fund of The Wachovia Funds at November 30, 1999, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
January 17, 2000


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Trustees                                  Officers
James A. Hanley                           John W. McGonigle
Samuel E. Hudgins                           President and Treasurer
J. Berkley Ingram, Jr.                    Charles L. Davis, Jr.
D. Dean Kaylor                              Vice President and Assistant
Charles S. Way, Jr.                         Treasurer
Alvin J. Schexnider                       Gail Cagney
                                            Secretary
                                          Peter J. Germain
                                            Assistant Secretary


Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contain facts concerning their investment objectives and policies, management fees, expenses and other information.


                                                      Cusip 929901203
                                                      Cusip 929901304
                                                      Cusip 929901403
                                                      Cusip 929901833
Federated Securities Corp., Distributor               Cusip 929901825

831-21 (1/00)                                        G01512-16 (1/00)



                           WACHOVIA MONEY MARKET FUND

                              INSTITUTIONAL SHARES

                                 Annual Report
                               November 30, 1999

                                [wachovia logo]



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Money Market Fund
                            Portfolio of Investments

                               November 30, 1999

  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 (1) Bank Notes--7.7%
             Banking & Finance--7.7%
 $30,000,000 Bank of America, NA, 5.850%-5.870%, 1/20/2000-
             4/19/2000                                             $ 30,000,000
  10,000,000 Bank of America, NC, 6.000%, 3/22/2000                  10,000,000
  25,000,000 First National Bank of Chicago, 5.850%, 2/24/2000       25,000,575
  10,000,000 LaSalle National Bank, Chicago, 5.130%, 4/25/2000        9,998,459
                                                                   ------------
             Total Bank Notes                                        74,999,034
                                                                   ------------
 (1) Certificates of Deposit--18.4%
             Banking & Finance--18.4%
  20,000,000 ABN AMRO Bank NV, Amsterdam, 5.860%, 5/23/2000          20,000,000
  40,000,000 Bayerische Landesbank Girozentrale, 5.850%-5.870%,
             3/9/2000-3/15/2000                                      40,001,099
  15,000,000 Canadian Imperial Bank of Commerce, NY, 5.000%-
             5.180%, 1/27/2000-3/15/2000                             14,974,585
  10,000,000 Credit Suisse First Boston, 5.660%, 2/2/2000            10,000,170
  30,000,000 Deutsche Bank AG, 5.040%-5.940%, 1/12/2000-2/7/2000     30,000,448
  10,000,000 National Westminster Bank, PLC, London, 4.980%,
             1/10/2000                                                9,999,472
  20,000,000 Rabobank Nederland, Utrecht, 5.300%, 12/16/1999         20,000,082
  25,000,000 Toronto Dominion Holdings (USA), Inc., 4.990%,
             1/6/2000                                                24,999,286
  10,000,000 Westdeutsche Landesbank Girozentrale, 5.180%,
             1/19/2000                                               10,001,690
                                                                   ------------
             Total Certificates of Deposit                          179,976,832
                                                                   ------------
 (1) Commercial Paper--38.4%
             Consumer Cyclical--1.0%
  10,000,000 Walmart Stores, Inc., 5.300%, 12/7/1999                  9,991,167
                                                                   ------------
             Finance--26.3%
  15,000,000 American General Finance Corp., 5.690%, 3/8/2000        14,767,658
  15,000,000 Associates Corp. of North America, 5.330%-5.890%,
             12/6/1999-3/16/2000                                     14,907,503
  25,000,000 Associates First Capital Corp., 5.170%-5.705%,
             12/17/1999-3/2/2000                                     24,819,739
  30,000,000 CIT Group, Inc., 5.480%-5.730%, 12/1/1999-4/5/2000      29,797,700
  20,000,000 Credit Suisse Zurich, 5.780%, 3/1/2000                  19,707,789
  40,000,000 General Motors Acceptance Corp., 5.310%-5.990%,
             12/8/1999-2/15/2000                                     39,759,108
  40,000,000 Household Finance Corp., 5.920%-6.050%, 1/19/2000-
             2/3/2000                                                39,614,244
  35,000,000 J.P. Morgan & Co., Inc., 5.400%-5.850%, 1/26/2000-
             3/14/2000                                               34,621,000
  40,000,000 Wells Fargo & Co., 5.850%-5.880%, 2/9/2000-
             3/29/2000                                               39,383,767
                                                                   ------------
             Total                                                  257,378,508
                                                                   ------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Money Market Fund

  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 (1) Commercial Paper--continued
             Finance - Automotive--4.0%
 $40,000,000 Ford Motor Credit Corp., 5.070%-5.850%, 12/15/1999-
             4/12/2000                                             $ 39,484,142
                                                                   ------------
             Health Care--2.0%
  20,000,000 Glaxo Wellcome Inc., 5.920%, 2/17/2000                  19,743,467
                                                                   ------------
             Industrial Services--3.1%
  10,000,000 Rio Tinto America, Inc., 5.750%, 12/1/1999              10,000,000
  20,000,000 Texaco, Inc., 5.840%-5.870%, 2/17/2000-3/22/2000        19,720,869
                                                                   ------------
             Total                                                   29,720,869
                                                                   ------------
             Utilities - Electric--2.0%
  20,000,000 General Electric Capital Services Corp., 5830%,
             3/20/2000                                               19,643,722
                                                                   ------------
             Total Commercial Paper                                 375,961,875
                                                                   ------------
 Corporate Bonds--10.2%
             Banking & Finance--2.3%
   1,000,000 American General Finance Corp., 5.875%, 7/1/2000           997,799
   1,750,000 Meridian Bancorp, Inc., 6.625%, 6/15/2000                1,754,362
  20,000,000 First Union National Bank, Charlotte, NC, 5.800%,
             2/23/2000                                               20,000,000
                                                                   ------------
             Total                                                   22,752,161
                                                                   ------------
             Finance--7.5%
  15,000,000 Prudential Funding Corp., 5.710%, 1/13/2000             14,897,696
  20,000,000 General Electric Capital Corp., 5.730%-6.040%,
             1/27/2000-5/17/2000                                     19,551,083
  40,000,000 Transamerica Finance Corp., 5.720%-5.900%,
             1/25/2000-5/9/2000                                      39,311,278
                                                                   ------------
             Total                                                   73,760,057
                                                                   ------------
             Technology--0.4%
   3,995,000 International Business Machines Corp., 6.375%,
             6/15/2000                                                4,002,839
                                                                   ------------
             Total Corporate Bonds                                  100,515,057
                                                                   ------------
 (1) Government Agencies--2.0%
             Federal Home Loan Mortgage Corp.--1.0%
  10,000,000 5.020%, Discount Notes, 12/10/1999                       9,987,450
                                                                   ------------
             Federal National Mortgage Association--1.0%
  10,000,000 5.000%, Discount Notes, 12/3/1999                        9,997,222
                                                                   ------------
             Total Government Agencies                               19,984,672
                                                                   ------------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Wachovia Money Market Fund

  Principal
   Amount
  or Shares                                                          Value
------------------------------------------------------------------------------
 Notes - Variable--16.9%
             Banking--2.5%
 $25,000,000 PNC Bank, NA, 5.310%, 3/1/2000                       $ 24,998,769
                                                                  ------------
             Banking & Finance--10.8%
  30,000,000 AmSouth Bank, 5.348%, 12/15/1999                       29,997,418
  15,000,000 First Union National Bank, Charlotte, NC, 6.128%,
             1/19/2000                                              15,000,000
  25,000,000 Mellon Bank NA, Pittsburgh, 5.970%, 2/18/2000          24,999,206
  35,000,000 SouthTrust Bank of Alabama, Birmingham, 5.325%,
             2/7/2000-4/12/2000                                     34,997,297
                                                                  ------------
             Total                                                 104,993,921
                                                                  ------------
             Chemical & Allied Products--1.5%
  15,000,000 Texaco Capital, Inc., 6.011%, 2/3/2000                 14,994,397
                                                                  ------------
             Student Loan Marketing Association--2.1%
  20,000,000 5.906%, 2/11/2000                                      19,998,538
                                                                  ------------
             Total Notes - Variable                                164,985,625
                                                                  ------------
 Mutual Funds--3.7%
  20,000,000 Aim Liquid Assets Portfolio                            20,000,000
  16,000,000 Federated Prime Obligations Fund                       16,000,000
                                                                  ------------
             Total Mutual Funds                                     36,000,000
                                                                  ------------
 (2) Repurchase Agreements--2.6%
 $ 8,506,882 Goldman Sachs Group, LP, 5.670%, dated 11/30/1999,
             due 12/1/1999                                           8,506,882
   8,518,000 Merrill Lynch, Pierce, Fenner and Smith, 5.640%,
             dated 11/30/1999, due 12/1/1999                         8,518,000
   8,518,000 Morgan Stanley Group, Inc., 5.700%, dated
             11/30/1999, due 12/1/1999                               8,518,000
                                                                  ------------
             Total Repurchase Agreements                            25,542,882
                                                                  ------------
             Total Investments, at amortized cost and value (3)   $977,965,977
                                                                  ------------

(1) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.
(2) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.
(3) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
     ($979,727,266) at November 30, 1999.

(See Notes which are an integral part of the Financial Statements)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Money Market Fund
                      Statement of Assets and Liabilities

                               November 30, 1999

Assets:
Total investments in securities, at amortized cost and value                                          $977,965,977
Income receivable                                                                                        6,213,615
Receivable for shares sold                                                                                   4,537
                                                                                                      ------------
  Total assets                                                                                         984,184,129
Liabilities:
Payable for shares redeemed                                                        $    34,467
Income distribution payable                                                          3,887,395
Accrued expenses                                                                       535,001
                                                                                   -----------
  Total liabilities                                                                                      4,456,863
                                                                                                      ------------
Net Assets for 979,727,266 shares outstanding                                                         $979,727,266
                                                                                                      ------------
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares: $365,749,632 / 365,749,632 shares outstanding                                          $1.00
                                                                                                      ------------
Investment Shares: $613,977,634 / 613,977,634 shares outstanding                                             $1.00
                                                                                                      ------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Money Market Fund
                            Statement of Operations

                          Year Ended November 30, 1999

Investment Income:
Interest                                                      $44,353,810
Expenses:
Investment adviser fee                           $ 4,298,578
Administrative personnel and services fee            715,029
Custodian fees                                       123,472
Transfer and dividend disbursing agent fees and
expenses                                               3,246
Directors'/Trustees' fees                             14,347
Auditing fees                                         15,232
Legal fees                                             4,880
Portfolio accounting fees                              1,009
Distribution services fee--Investment Shares       2,204,402
Share registration costs                              89,631
Printing and postage                                  21,916
Insurance premiums                                     3,906
Miscellaneous                                          6,679
                                                 -----------
  Total expenses                                   7,502,327
Waiver--
Waiver of investment adviser fee                  (2,031,498)
                                                 -----------
   Net expenses                                                 5,470,829
                                                              -----------
    Net investment income                                     $38,882,981
                                                              -----------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Money Market Fund
                       Statement of Changes in Net Assets

                             Year Ended November 30,
                                            ------------------------------
                                                 1999            1998
---------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
Operations--
Net investment income                       $    38,882,981  $  28,120,423
                                            ---------------  -------------
Distributions to Shareholders--
Distributions from net investment income
 Institutional Shares                           (14,769,474)    (9,265,013)
 Investment Shares                              (24,113,507)   (18,855,410)
                                            ---------------  -------------
  Change in net assets resulting from
  distributions to shareholders                 (38,882,981)   (28,120,423)
                                            ---------------  -------------
Share Transactions--
Proceeds from sale of shares                  1,434,253,801    958,837,233
Net asset value of shares issued to
shareholders in payment of distributions
declared                                            724,067        568,444
Cost of shares redeemed                      (1,118,660,397)  (773,913,879)
                                            ---------------  -------------
  Change in net assets resulting from share
  transactions                                  316,317,471    185,491,798
                                            ---------------  -------------
    Change in net assets                        316,317,471    185,491,798
Net Assets:
Beginning of period                             663,409,795    477,917,997
                                            ---------------  -------------
End of period                               $   979,727,266  $ 663,409,795
                                            ---------------  -------------

(See Notes which are an integral part of the Financial Statements)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Wachovia Money Market Fund
                   Financial Highlights--Institutional Shares

                (For a share outstanding throughout each period)

                             Year Ended November 30,
                               -------------------------------------------------
                                 1999      1998      1997      1996      1995
--------------------------------------------------------------------------------
Net asset value, beginning of
period                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
Income from investment
operations
 Net investment income             0.05      0.05      0.05      0.05      0.06
Less distributions
 Distributions from net
 investment income                (0.05)    (0.05)    (0.05)    (0.05)    (0.06)
                               --------  --------  --------  --------  --------
Net asset value, end of
period                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                               --------  --------  --------  --------  --------
Total return (1)                   4.86%     5.33%     5.37%     5.25%     5.75%
Ratios to average net assets
 Expenses                          0.38%     0.38%     0.38%     0.37%     0.38%
 Net investment income             4.79%     5.20%     5.24%     5.14%     5.61%
 Expense waiver/reimbursement
 (2)                               0.24%     0.26%     0.28%     0.32%     0.34%
Supplemental data
 Net assets, end of period
 (000 omitted)                 $365,750  $181,282  $157,438  $135,748  $126,042

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Results represent past performance and do not guarantee future results.

(2) This contractual expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Wachovia Money Market Fund
                         Notes to Financial Statements

                               November 30, 1999

1. Organization

The Wachovia Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of fifteen portfolios. The financial statements included herein are only those of Wachovia Money Market Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers two classes of shares: Institutional Shares and Investment Shares. Investment Shares are identical in all respects to Institutional Shares except that Investment Shares are sold pursuant to a distribution plan (the "Plan") adopted in accordance with Rule 12b-1 under the Act. The investment objective of the Fund is to provide income consistent with stability of principal and liquidity.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  Investment Valuations--The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act. Investments in other open-end regulated investment companies are valued at net asset value.

  Repurchase Agreements--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

  Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  Federal Taxes--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

  When-Issued and Delayed Delivery Transactions--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

  Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  Other--Investment transactions are accounted for on a trade date basis.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                                   Year Ended November 30,
                                                 ---------------------------
                                                     1999          1998
----------------------------------------------------------------------------
Institutional Shares
Shares sold                                       699,311,820   369,619,728
Shares redeemed                                  (514,844,082) (345,776,210)
                                                 ------------  ------------
  Net change resulting from Institutional Shares
  transactions                                    184,467,738    23,843,518
                                                 ------------  ------------

                                                    Year Ended November 30,
                                                  ---------------------------
                                                      1999          1998
-----------------------------------------------------------------------------
Investment Shares
Shares sold                                        734,941,981   589,217,508
Shares issued to shareholders in payment of
distributions declared                                 724,067       568,441
Shares redeemed                                   (603,816,315) (428,137,669)
                                                  ------------  ------------
  Net change resulting from Investment Shares
  transactions                                     131,849,733   161,648,280
                                                  ------------  ------------
    Net change resulting from Shares transactions  316,317,471   185,491,798
                                                  ------------  ------------

4. Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee--Wachovia Asset Management, a subsidiary of Wachovia Bank N.A. and the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.50% of the Fund's average daily net assets. As a result of contractual obligations, the Adviser may be required to waive a portion of its fee. The Adviser can modify or terminate this waiver at its sole discretion at any time after January 31, 2001.

Administrative Fee--Federated Services Company ("FServ") provides the Fund with certain administrative personnel and services. This fee is based on the level of average aggregate net assets of the Trust (excluding Wachovia Prime Cash Management Fund) and The Wachovia Municipal Funds for the period. FServ may voluntarily waive a portion of its fee.

Distribution Services Fee--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from its net assets to finance activities intended to result in the sale of the Fund's Investment Shares. The Plan provides that the Fund may incur distribution expenses up to 0.40% of the average daily net assets of its Investment Shares, annually, to compensate FSC.

Transfer Agent and Dividend Disbursing Agent Fees--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.
FSSC may voluntarily waive any portion of its fee.

Portfolio Accounting Fees--FServ, through its subsidiary, FSSC, maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Custodian Fees--Wachovia Bank N.A. is the Fund's custodian for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General--Certain of the Officers of the Trust are Officers and Directors or Trustees of the above companies.



-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
               Report of Ernst & Young LLP, Independent Auditors

To the Trustees of The Wachovia Funds and Shareholders of WACHOVIA MONEY MARKET
FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wachovia Money Market Fund (one of the portfolios constituting The Wachovia Funds) as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wachovia Money Market Fund of The Wachovia Funds at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                     /s/ Ernst & Young LLP

Boston, Massachusetts
January 17, 2000


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Trustees                                  Officers

James A. Hanley                           John W. McGonigle
Samuel E. Hudgins                           President and Treasurer
J. Berkley Ingram, Jr.                    Charles L. Davis, Jr.
D. Dean Kaylor                              Vice President and Assistant
Charles S. Way, Jr.                         Treasurer
Alvin J. Schexnider                       Gail Cagney
                                            Secretary
                                          Peter J. Germain
                                            Assistant Secretary



Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectuses which contain facts concerning its investment objective and policies, management fees, expenses and other information.


Federated Securities Corp., Distributor
831-16 (1/00)

                                                          Cusip 929901106
                                                          Cusip 929901205

                                                          G01512-05 (1/00)



                             WACHOVIA PRIME CASH
                               MANAGEMENT FUND

                              WACHOVIA TAX-FREE
                              MONEY MARKET FUND

                            WACHOVIA U.S. TREASURY
                              MONEY MARKET FUND

                             INSTITUTIONAL SHARES


                                Annual Report
                              November 30, 1999


                           [LOGO OF WACHOVIA FUNDS]


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Prime Cash Management Fund
                            Portfolio of Investments

                               November 30, 1999


  Principal
   Amount                                                            Value
-------------------------------------------------------------------------------
 (1) Bank Notes--6.1%
 $35,000,000 Bank of America, 5.510%-5.810%, 1/19/2000-
             2/24/2000                                           $   35,000,000
  25,000,000 Bank One, NA, 5.850%, 2/24/2000                         25,000,575
  10,000,000 First Union Bank, 5.800%, 2/23/2000                     10,000,000
  20,000,000 LaSalle National Bank, Chicago, 5.130%, 4/25/2000       19,996,919
  15,000,000 Morgan Guaranty Trust Co., NY, 5.530%, 1/20/2000        15,000,000
                                                                 --------------
             Total Bank Notes                                       104,997,494
                                                                 --------------
 (1) Time Deposit--1.5%
  25,000,000 SunTrust Banks, Inc., 5.563%, 12/1/1999                 25,000,000
                                                                 --------------
 (1) Certificates of Deposit--14.3%
  25,000,000 Barclays Bank PLC, London, 5.950%, 1/18/2000            25,000,330
  30,000,000 Bayerische Landesbank Girozentrale, 5.410%,
             12/21/1999                                              30,000,164
  20,000,000 Bayerische Landesbank--NY, 5.980%, 1/18/2000            20,000,264
  25,000,000 Deutsche Bank AG, 5.900%, 1/18/2000                     25,000,000
  35,000,000 National Westminster Bank, PLC, London, 4.980%,
             1/10/2000                                               34,998,150
  30,000,000 Regions Bank, Alabama, 5.370%, 1/27/2000                30,000,000
  15,000,000 Toronto Dominion Holdings (USA), Inc., 4.990%,
             1/6/2000                                                14,999,572
  50,000,000 Westdeutsche Landesbank Girozentrale, 5.125%,
             12/7/1999                                               50,000,080
  15,000,000 Westdeutsche Landesbank Girozentrale, 5.900%,
             1/18/2000                                               15,000,000
                                                                 --------------
             Total Certificates of Deposit                          244,998,560
                                                                 --------------
 (1) Commercial Paper--27.8%
             Bank--1.4%
  25,000,000 Credit Suisse First Boston, 5.780%, 2/18/2000           24,682,903
                                                                 --------------
             Basic Materials--2.9%
  50,000,000 Rio Tinto America, Inc., 5.750%-5.930%,
             12/1/1999-1/20/2000                                     49,794,097
                                                                 --------------
             Capital Goods--1.4%
  25,000,000 General Electric Capital Corp., 5.910%, 3/9/2000        24,593,688
                                                                 --------------
             Consumer Cyclicals--1.5%
  25,000,000 Gannett Co., Inc., 5.960%, 1/26/2000                    24,768,222
                                                                 --------------
             Finance--17.4%
  30,000,000 American General Finance Corp., 5.381%, 12/8/1999       29,969,025


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Prime Cash Management Fund


  Principal
   Amount                                                            Value
-------------------------------------------------------------------------------
 (1) Commercial Paper--continued
             Finance--continued
 $50,000,000 Associates First Capital Corp., 5.170%-5.869%,
             12/15/1999-2/15/2000                                $   49,798,822
  25,000,000 CIT Group, Inc., 5.730%, 12/1/1999                      25,000,000
  40,000,000 General Motors Acceptance Corp., 5.851%-5.891%,
             2/9/2000-2/16/2000                                      39,532,789
  45,000,000 Household Finance Corp., 5.890%-5.960%, 2/3/2000-
             2/18/2000                                               44,476,605
  25,000,000 J.P. Morgan & Co., Inc., 5.580%, 1/25/2000              24,786,876
  25,000,000 Prudential Funding Corp., 5.710%, 1/12/2000             24,833,458
  60,000,000 Wells Fargo & Co., 5.850%-5.940%, 2/3/2000-
             3/16/2000                                               59,068,558
                                                                 --------------
             Total                                                  297,466,133
                                                                 --------------
             Finance-Commercial--3.2%
  55,000,000 General Electric Capital Corp., 5.863%-5.930%,
             2/2/2000-3/8/2000                                       54,320,052
                                                                 --------------
             Total Commercial Paper                                 475,625,095
                                                                 --------------
 (2) Notes - Variable--22.2%
             Bank--1.5%
  25,000,000 PNC Bank, NA, 5.310%, 3/1/2000                          24,998,769
                                                                 --------------
             Finance-Banks--17.2%
  30,000,000 Bank One, NA, 6.008%, 2/8/2000                          29,998,606
  30,000,000 Bank One, NA, 5.760%, 12/1/1999                         29,999,638
  30,000,000 First Union National Bank, Charlotte, NC, 5.469%,
             12/17/1999                                              30,000,000
  75,000,000 Mellon Bank NA, Pittsburgh, 5.970%, 2/18/2000           74,997,619
  15,000,000 SouthTrust Bank of Alabama, Birmingham, 5.300%,
             12/13/1999                                              14,997,321
  75,000,000 SouthTrust Bank of Alabama, Birmingham, 5.325%,
             12/7/1999                                               74,997,250
  40,000,000 Texaco Capital, Inc., 6.011%, 2/3/2000                  39,985,189
                                                                 --------------
             Total                                                  294,975,623
                                                                 --------------
             Student Loan Marketing Association--3.5%
  60,000,000 6.005%, 2/11/2000                                       59,995,614
                                                                 --------------
             Total Notes - Variable                                 379,970,006
                                                                 --------------
 (1) U.S. Government Agencies--2.1%
             Federal Home Loan Mortgage Corp.--0.9%
  15,000,000 5.020%, 12/10/1999                                      14,981,175
                                                                 --------------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      Wachovia Prime Cash Management Fund


  Principal
   Amount
  or Shares                                                         Value
------------------------------------------------------------------------------

 (1) U.S. Government Agencies--continued
             Federal National Mortgage Association--1.2%
 $20,000,000 5.000%, 12/3/1999                                  $   19,994,444
                                                                --------------
             Total U.S. Government Agencies                         34,975,619
                                                                --------------
 Mutual Funds--8.5%
  52,500,000 Aim Liquid Assets Portfolio                            52,500,000
  40,000,000 Dreyfus Cash Management                                40,000,000
  52,500,000 Federated Prime Obligations Fund                       52,500,000
                                                                --------------
             Total Mutual Funds                                    145,000,000
                                                                --------------
 (3) Repurchase Agreements--17.4%
 $50,000,000 Credit Suisse First Boston, Inc., 5.600%, dated
             11/30/1999, due 12/1/1999                              50,000,000
  82,168,550 Goldman Sachs Group, LP, 5.670%, dated
             11/30/1999, due 12/1/1999                              82,168,550
  82,353,000 Merrill Lynch, Pierce, Fenner and Smith, 5.640%,
             dated 11/30/1999, due 12/1/1999                        82,353,000
  83,353,000 Morgan Stanley Group, Inc., 5.700%, dated
             11/30/1999, due 12/1/1999                              83,353,000
                                                                --------------
             Total Repurchase Agreements                           297,874,550
                                                                --------------
             Total Investments, at amortized cost and
              value (4)                                         $1,708,441,324
                                                                --------------

(1) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

(2) Current rate and next reset date shown.

(3) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(4) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($1,710,005,316) at November 30, 1999.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Prime Cash Management Fund
                      Statement of Assets and Liabilities

                               November 30, 1999


Assets:
Investments in repurchase agreements  $  297,874,550
Investments in securities              1,410,566,774
                                      --------------
Total investments in securities,
 at amortized cost and value                         $1,708,441,324
Income receivable                                         9,433,527
                                                     --------------
  Total assets                                        1,717,874,851
Liabilities:
Income distribution payable                7,576,873
Accrued expenses                             292,662
                                      --------------
  Total liabilities                                       7,869,535
                                                     --------------
Net Assets for 1,710,005,316 shares
 outstanding                                         $1,710,005,316
                                                     --------------
Net Asset Value, Offering Price and
 Redemption Proceeds Per Share:
$1,710,005,316 (divided by)
 1,710,005,316 shares outstanding                             $1.00
                                                     --------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Prime Cash Management Fund
                            Statement of Operations

                          Year Ended November 30, 1999


Investment Income:
Interest                                                              $94,851,628
Expenses:
Investment adviser fee                                   $ 5,565,471
Administrative personnel and services fee                    927,578
Custodian fees                                               223,016
Transfer and dividend disbursing agent fees and expenses       4,070
Directors'/Trustees' fees                                     46,202
Auditing fees                                                 14,921
Legal fees                                                    16,427
Portfolio accounting fees                                      3,188
Share registration costs                                      36,775
Printing and postage                                          14,629
Insurance premiums                                             2,503
Miscellaneous                                                 38,344
                                                         -----------
  Total expenses                                           6,893,124
Waiver--
  Waiver of investment adviser fee                        (3,551,920)
                                                         -----------
   Net expenses                                                         3,341,204
                                                                      -----------
    Net investment income                                             $91,510,424
                                                                      -----------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Prime Cash Management Fund
                       Statement of Changes in Net Assets

                             Year Ended November 30,
                                            --------------------------------
                                                 1999             1998
-----------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
Operations--
Net investment income                       $    91,510,424  $    92,391,044
                                            ---------------  ---------------
Distributions to Shareholders--
Distributions from net investment income        (91,510,424)     (92,391,044)
                                            ---------------  ---------------
Share Transactions--
Proceeds from sale of shares                  3,368,940,656    4,606,987,634
Cost of shares redeemed                      (3,488,146,575)  (4,227,971,062)
                                            ---------------  ---------------
  Change in net assets resulting from share
  transactions                                 (119,205,919)     379,016,572
                                            ---------------  ---------------
    Change in net assets                       (119,205,919)     379,016,572
Net Assets:
Beginning of period                           1,829,211,235    1,450,194,663
                                            ---------------  ---------------
End of period                               $ 1,710,005,316  $ 1,829,211,235
                                            ---------------  ---------------

(See Notes which are an integral part of the Financial Statements)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      Wachovia Prime Cash Management Fund
                             Financial Highlights

               (For a share outstanding throughout each period)

                                       Year Ended November 30,
                           -------------------------------------------------------
                            1999        1998        1997        1996       1995
----------------------------------------------------------------------------------
Net asset value,
beginning of period          $ 1.00      $ 1.00      $ 1.00      $ 1.00    $ 1.00
Income from investment
operations
 Net investment income         0.05        0.05        0.05        0.05      0.06
Less distributions
 Distributions from net
 investment income            (0.05)      (0.05)      (0.05)      (0.05)    (0.06)
                         ----------  ----------  ----------  ----------  --------
Net asset value, end of
period                       $ 1.00      $ 1.00      $ 1.00      $ 1.00    $ 1.00
                         ----------  ----------  ----------  ----------  --------
Total return (1)               5.05%       5.54%       5.55%       5.44%     5.95%
Ratios to average net
 assets
 Expenses                      0.18%       0.18%       0.18%       0.18%     0.18%
 Net investment income         4.93%       5.40%       5.43%       5.34%     5.80%
 Expense waiver/
 reimbursement (2)             0.19%       0.19%       0.25%       0.27%     0.27%
Supplemental data
 Net assets, end of
 period (000 omitted)    $1,710,005  $1,829,211  $1,450,195  $1,176,855  $879,603

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2) This contractual expense decrease is reflected in both the expense and net income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund
                            Portfolio of Investments

                               November 30, 1999


  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------

 Short-Term Municipals--99.5%
             Alabama--10.1%
 $ 2,200,000 Alabama HFA, Refunding Revenue Bonds (Series B)
             Weekly VRDNs                                          $  2,200,000
   1,000,000 Birmingham, AL, (Series A) Weekly VRDNs (First
             Alabama Bank, Memphis LOC)                               1,000,000
   3,320,000 Birmingham, AL, GO (Series 1992A) Weekly VRDNs
             (Regions Bank, Alabama LOC)                              3,320,000
  20,700,000 Daphne-Villa Mercy, AL, Special Care Facilities,
             Health, Hospital, Nursing Home Improvement Revenue
             Bonds Weekly VRDNs (Mercy Medical Center)/(Amsouth
             Bancorporation LOC)                                     20,700,000
   9,700,000 The Board of Trustees of the University of Alabama,
             University & College Improvements (Series B) Weekly
             VRDNs                                                    9,700,000
     375,000 Tuscaloosa County, AL, Port Authority, (Series
             1989A) Weekly VRDNs (Capstone Hotel
             Ltd.)/(SouthTrust Bank of Alabama, Birmingham LOC)         375,000
                                                                   ------------
             Total                                                   37,295,000
                                                                   ------------
             California--1.4%
   5,000,000 Los Angeles County, CA, (Series A), 4.00% TRANs,
             6/30/2000                                                5,019,051
                                                                   ------------
             Colorado--1.3%
   5,000,000 Arapahoe County, CO, School District 005, GO UT, 4.25% Bonds,
             6/30/2000 5,014,956
                                                                   ------------
             Delaware--1.2%
   4,455,000 Delaware State, GO UT, Public Improvement Refunding
             Bonds (Series A), 4.50% Bonds, 2/1/2000                  4,466,683
                                                                   ------------
             Florida--7.9%
     100,000 Alachua County, FL, Health Facilities Authority,
             Health Facilities Revenue Bonds (Series 1996B)
             Weekly VRDNs (Shands Teaching Hospital and Clinics,
             Inc.)/(MBIA INS)/(SunTrust Bank, Central Florida
             LIQ)                                                       100,038
   5,000,000 Broward County, FL, HFA, Revenue Bonds Weekly VRDNs
             (Welleby Apartments)                                     5,000,000
   6,600,000 Collier County, FL, HFA, Multi-family Revenue Bonds
             (Series 1985) Weekly VRDNs (River Reach Project)         6,600,000


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund


  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Short-Term Municipals--continued

             Florida--continued
 $ 1,600,000 Escambia County, FL, Health Facilities Authority,
             IDRB (Series A) Monthly VRDNs (Florida Convalescent
             Centers, Inc.)/(Toronto-Dominion Bank LOC)            $  1,600,000
   2,830,000 Eustis Health Facilities Authority, FL, (Series
             1985) Weekly VRDNs (Waterman Medical
             Center)/(Banque Paribas, Paris LOC)                      2,830,000
     600,000 Polk County, FL, IDA, Refunding Revenue Bonds
             Monthly VRDNs (Florida Convalescent Centers,
             Inc.)/(Toronto-Dominion Bank LOC)                          600,000
   1,000,000 Polk County, FL, IDA, Refunding Revenue Bonds
             Weekly VRDNs (IMC Fertilizer, Inc.)/(Rabobank
             Nederland, Utrecht LOC)                                  1,000,000
   4,500,000 Southeast Volusia Hospital District, FL, Revenue
             Bonds (Series 1995) Weekly VRDNs (Bert Fish Medical
             Center (FL))/(SouthTrust Bank of Alabama,
             Birmingham LOC)                                          4,500,000
   7,000,000 St. Lucie County, FL, PCR, 3.55% CP, Mandatory
             Tender 12/8/1999                                         7,000,000
                                                                   ------------
             Total                                                   29,230,038
                                                                   ------------
             Georgia--6.0%
   8,600,000 De Kalb Private Hospital Authority, GA, Revenue
             Anticipation Certificates (Series 1994B) Weekly
             VRDNs (Egleston Children's Hospital at Emory
             University, Inc.)/(SunTrust Bank, Atlanta LOC)           8,600,000
   4,450,000 De Kalb Private Hospital Authority, GA, Revenue
             Anticipation Certificates (Series 1995B) Weekly
             VRDNs (Egleston Children's Hospital at Emory
             University, Inc.)/(SunTrust Bank, Atlanta LOC)           4,449,999
   2,900,000 Lowndes County, GA, Residential Care Facilities for
             the Elderly Authority Weekly VRDNs (South Georgia
             Health Alliance Project)                                 2,900,000
     770,000 Macon-Bibb County, GA, Urban Development Authority,
             Refunding Revenue Bonds (Series 1995) Weekly VRDNs
             (Macon Hotel Investors)/(Bank One, Michigan LOC)           770,000
     500,000 Monroe County, GA, Development Authority IDRB,
             Refunding Revenue Bonds Weekly VRDNs (Forsyth Inns,
             Inc.)/(Bank One, Michigan LOC)                             500,000
   5,120,000 Richmond County, GA, Board of Education, GO UT
             Refunding Bonds, 4.50% Bonds, 3/1/2000                   5,139,811
                                                                   ------------
             Total                                                   22,359,810
                                                                   ------------
             Idaho--1.4%
   5,000,000 Idaho State, 4.25% Bonds, 6/30/2000                      5,023,785
                                                                   ------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund


  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Short-Term Municipals--continued
             Illinois--8.0%
 $11,800,000 Illinois Development Finance Authority Weekly VRDNs   $ 11,800,000
     740,000 Illinois Development Finance Authority, Revenue
             Bonds Weekly VRDNs (Aurora Central Catholic High
             School)                                                    740,000
   1,000,000 Illinois Development Finance Authority, Revenue
             Bonds Weekly VRDNs (Lake Forest Academy)/(Northern
             Trust Corp. LOC)                                         1,000,000
   1,155,000 Illinois Development Finance Authority, Revenue
             Bonds Weekly VRDNs (Little City Foundation)              1,155,000
   3,800,000 Illinois Development Finance Authority, Revenue
             Bonds Weekly VRDNs (St. Ignatius College)                3,800,000
   1,525,000 Illinois Development Finance Authority, Revenue
             Bonds Weekly VRDNs (St. Paul's House)/(LaSalle
             National Bank, Chicago LOC)                              1,525,000
   8,600,000 Jackson-Union Counties, IL, Regional Port District
             Facilities Weekly VRDNs (Enron Transportation
             Services)                                                8,600,000
   1,000,000 Orland Hills, IL, Multi-family Mortgage Revenue
             Bonds Weekly VRDNs (LaSalle National Corp. LOC)          1,000,000
                                                                   ------------
             Total                                                   29,620,000
                                                                   ------------
             Iowa--1.3%
   5,000,000 Iowa School Corporations, (Series B), 3.50% Bonds
             (FSA LOC), 1/28/2000                                     5,004,084
                                                                   ------------
             Kentucky--5.6%
     500,000 Georgetown, KY, Educational Institution, Revenue
             Bonds Weekly VRDNs (Georgetown College)                    500,000
  20,000,000 Kentucky Interlocal School Transportation
             Association, 4.00% Bonds, 6/30/2000                     20,055,875
                                                                   ------------
             Total                                                   20,555,875
                                                                   ------------
             Louisiana--1.2%
   1,700,000 Calcasieu Parish, LA, IDB, PCR Bonds Weekly VRDNs
             (Citgo Petroleum Corp.)                                  1,700,000
   2,800,000 Lake Charles, LA, Harbor & Terminal District,
             Revenue Bonds Weekly VRDNs (Citgo Petroleum Corp.)       2,800,000
                                                                   ------------
             Total                                                    4,500,000
                                                                   ------------
             Massachusetts--4.5%
  10,000,000 Commonwealth of Massachusetts, (Series B) Weekly
             VRDNs (Toronto-Dominion Bank LOC)                       10,000,000


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund


  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Short-Term Municipals--continued
             Massachusetts--continued
 $   100,000 Massachusetts HEFA, (Series P1) Weekly VRDNs
             (Partners Healthcare Systems)/(FSA SA)                $    100,000
   6,500,000 Massachusetts Municipal Wholesale Electric Co.,
             Power Supply System Revenue Bonds (Series 1994C)
             Weekly VRDNs (Canadian Imperial Bank of Commerce
             LOC)                                                     6,500,000
                                                                   ------------
             Total                                                   16,600,000
                                                                   ------------
             Mississippi--0.6%
   2,340,000 Jackson County, MS, 2.90% TOBs (Chevron Corp. GTD)
             11/1/2004                                                2,340,000
                                                                   ------------
             Missouri--0.5%
   1,800,000 Kansas City, MO, IDA, IDRB, Weekly VRDNs (Mid-
             American Health Services)                                1,800,000
                                                                   ------------
             New Mexico--2.2%
   8,000,000 New Mexico State, Revenue Notes, 4.00% Bonds,
             6/30/2000                                                8,034,524
                                                                   ------------
             New York--6.5%
  10,000,000 Long Island Power Authority, NY, Revenue Bonds
             Weekly VRDNs (Credit Suisse First Boston and MBIA
             LOCs)                                                   10,000,000
   6,510,000 Monroe County, NY, GO UT Refunding Bonds, 5.00%
             Bonds, 3/1/2000                                          6,543,110
     100,000 New York City, NY, (Subseries B4) Daily VRDNs (MBIA INS)/(National
             Westminster Bank, PLC, London LIQ) 100,000
   2,850,000 New York City, NY, GO UT Bonds Daily VRDNs               2,850,000
   4,300,000 New York City, NY, GO UT Refunding Bonds (Subseries
             E3) Daily VRDNs                                          4,300,000
     100,000 New York City, NY, (Subseries E2) Daily VRDNs
             (Morgan Guaranty Trust Co., New York LOC)                  100,000
                                                                   ------------
             Total                                                   23,893,110
                                                                   ------------
             North Carolina--0.9%
   1,500,000 Alamance County, NC, Industrial Facilities &
             Pollution Control Financing Authority, Revenue
             Bonds Weekly VRDNs (SCI Systems, Inc.)                   1,500,000
   1,900,000 North Carolina Educational Facilities Finance
             Agency Weekly VRDNs (Gardner Webb
             University)/(First Union National Bank, Charlotte,
             NC LOC)                                                  1,900,000


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund


  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Short-Term Municipals--continued
             North Carolina--continued
 $   115,000 North Carolina Medical Care Commission , Revenue
             Bonds (Series A) Weekly VRDNs (Pooled Financing
             Program)                                              $    115,000
                                                                   ------------
             Total                                                    3,515,000
                                                                   ------------
             Ohio--5.1%
     930,000 Centerville, OH, Health Care Revenue Bonds Weekly
             VRDNs (Bethany Lutheran Village)                           930,000
  18,000,000 Lorain County, OH, (Series A), 3.55% CP, Mandatory
             Tender 12/8/1999                                        18,000,000
                                                                   ------------
             Total                                                   18,930,000
                                                                   ------------
             Oklahoma--1.2%
   4,300,000 Tulsa County, OK, Independent School District 1,
             School Improvements, 5.00% Bonds, 2/1/2000               4,314,532
                                                                   ------------
             Oregon--5.0%
  13,500,000 Oregon State, Veteran's Welfare Bonds (Series 73E)
             Weekly VRDNs (Morgan Guaranty Trust Co., New York
             LOC)                                                    13,500,000
   5,000,000 Oregon State, Veteran's Welfare Bonds (Series 73F)
             Weekly VRDNs (Morgan Guaranty Trust Co., New York
             LOC)                                                     5,000,000
                                                                   ------------
             Total                                                   18,500,000
                                                                   ------------
             Pennsylvania--1.3%
   4,700,000 Allegheny County, PA, IDA, Revenue Bonds (Series A)
             Weekly VRDNs (United Jewish Federation of Greater
             Pittsburgh VRDB)/(PNC Bank, NA LOC)                      4,700,000
                                                                   ------------
             Tennessee--5.2%
   4,150,000 Clarksville, TN, Public Building Authority,
             Adjustable Rate Pooled Financing Revenue Bonds
             (Series 1997) Weekly VRDNs (Tennessee Municipal
             Bond Fund)/(Bank of America, NA, Charlotte LOC)          4,150,000
   1,200,000 Clarksville, TN, Public Building Authority, Public
             Improvement Revenue Bonds Weekly VRDNs                   1,200,000
   7,395,000 Knox County, TN, GO UT Refunding Bonds, 4.50%
             Bonds, 3/1/2000                                          7,423,614
   4,600,000 Metropolitan Nashville, TN AA, (Series 1993) Weekly
             VRDNs (FGIC INS)/(Societe Generale, Paris
             LIQ)/(Societe Generale, Paris LOC)                       4,600,000
   2,000,000 Montgomery Co, TN, Public Building Authority Weekly
             VRDNs                                                    2,000,000
                                                                   ------------
             Total                                                   19,373,614
                                                                   ------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund


  Principal
   Amount                                                             Value
-------------------------------------------------------------------------------
 Short-Term Municipals--continued

             Texas--6.8%
 $10,600,000 Lower Neches Valley, TX, Refunding Revenue Bonds,
             3.45% TOBs (Chevron U.S.A., Inc.), Optional Tender
             2/16/2000                                             $ 10,600,000
   3,800,000 Richardson, TX, Independent School District,
             (Series A) Weekly VRDNs (PSFG GTD)/(Union Bank of
             Switzerland, Zurich SA)                                  3,800,000
  10,500,000 Texas State, GO UT, 7.125% Bonds, 4/1/2000
             (Callable @102)                                         10,720,853
                                                                   ------------
             Total                                                   25,120,853
                                                                   ------------
             Virginia--1.8%
     300,000 Roanoke, VA, IDA, (Series B) Daily VRDNs (Carillion
             Health System)                                             300,000
   6,190,000 Virginia College Building Authority, University and
             College Improvement Revenue Bonds, 5.00% Bonds,
             2/1/2000                                                 6,211,382
                                                                   ------------
             Total                                                    6,511,382
                                                                   ------------
             Washington--3.8%
  14,000,000 Port Anacortes, WA Industrial Development Corp.
             VRDNs (Texaco, Inc.)                                    14,000,000
     100,000 Washington Health Care Facilities Authority,
             Variable Rate Demand Revenue Bonds (Series 1997B)
             Daily VRDNs (Virginia Mason Medical Center)/(MBIA
             INS)/(Credit Suisse First Boston LIQ)                       99,998
                                                                   ------------
             Total                                                   14,099,998
                                                                   ------------
             West Virginia--1.6%
   5,900,000 West Virginia State Hospital Finance Authority,
             (Series A) Weekly VRDNs (Oak Hill, WV)/(Bank One,
             NA COL)                                                  5,900,000
                                                                   ------------
             Wisconsin--7.1%
  19,000,000 Wisconsin Health and Educational Facilities
             Authority, (Series A) Revenue Bonds Weekly VRDNs
             (Felician Health Care, Inc.)/(AMBAC INS)                19,000,000
   7,320,000 Wisconsin State Health Facilities Authority,
             Revenue Bonds (Series A2) Weekly VRDNs (Franciscan
             Health Care)                                             7,320,000
                                                                   ------------
             Total                                                   26,320,000
                                                                   ------------
             Total Short-Term Municipals                            368,042,295
                                                                   ------------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund


   Shares                                                            Value
------------------------------------------------------------------------------

 Mutual Funds--0.2%
     612,207 AIM Global Management Short Term Investments Money
             Market Fund                                          $    612,207
         881 Dreyfus Tax Exempt Money Market Fund                          880
         346 Federated Investors Tax-Free Obligations Fund                 346
      59,368 Fidelity Tax Exempt Money Market Fund                      59,368
                                                                  ------------
             Total                                                     672,801
                                                                  ------------
             Total Investments, at amortized cost and value (1)   $368,715,096
                                                                  ------------

(1) Also represents cost for federal tax purposes.
Note: The categories of investments are shown as a percentage of net assets
      ($369,902,924) at November 30, 1999.
The following acronyms are used throughout this portfolio:
AMBAC--American Municipal Bond Assurance   INS--Insured
       Corporation                         LIQ--Liquidity Agreement
COL--Collateralized                        LOC--Letter of Credit
CP--Commercial Paper                       MBIA--Municipal Bond Investors
FGIC--Financial Guaranty Insurance Company       Assurance
FSA--Financial Security Assurance          PCR--Pollution Control Revenue
GO--General Obligation                     PSFG--Permanent School Fund
GTD--Guaranteed                                  Guarantee
HEFA--Health and Education Facilities      TOBs--Tender Option Bonds
      Authority                            TRANs--Tax and Revenue Anticipation
HFA--Housing Finance Authority                    Notes
IDA--Industrial Development Authority      UT--Unlimited Tax
IDB--Industrial Development Bond           VRDB--Variable Rate Demand Bond
IDRB--Industrial Development Revenue Bond  VRDNs--Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund
                      Statement of Assets and Liabilities

                               November 30, 1999


Assets:
Total investments in securities, at amortized cost and value                  $368,715,096
Income receivable                                                                2,376,025
                                                                              ------------
  Total assets                                                                 371,091,121
Liabilities:
Income distribution payable                                    $1,044,135
Accrued expenses                                                  144,062
                                                               ----------
  Total liabilities                                                              1,188,197
                                                                              ------------
Net Assets for 369,902,924 shares outstanding                                 $369,902,924
                                                                              ------------
Net Asset Value, Offering Price and Redemption Proceeds
 Per Share:
Institutional Shares: $225,466,430 (divided by) 225,466,430
 shares outstanding                                                                  $1.00
                                                                              ------------
Investment Shares: $144,436,494 (divided by) 144,436,494
 shares outstanding                                                                  $1.00
                                                                              ------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund
                            Statement of Operations

                          Year Ended November 30, 1999


Investment Income:
Interest                                                      $13,418,639
Expenses:
Investment adviser fee                           $ 2,104,651
Administrative personnel and services fee            353,303
Custodian fees                                        75,640
Transfer and dividend disbursing agent fees and
expenses                                              12,568
Directors'/Trustees' fees                              9,246
Auditing fees                                         15,208
Legal fees                                             6,529
Portfolio accounting fees                                892
Distribution services fee--Investment Shares         606,130
Share registration costs                              12,703
Printing and postage                                  21,104
Insurance premiums                                     2,998
Miscellaneous                                         15,742
                                                 -----------
  Total expenses                                   3,236,714
Waiver of investment adviser fee                  (1,626,095)
                                                 -----------
   Net expenses                                                 1,610,619
                                                              -----------
    Net investment income                                     $11,808,020
                                                              -----------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund
                       Statement of Changes in Net Assets


                             Year Ended November 30,
                                            -----------------------------
                                                1999           1998
-------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
Operations--
Net investment income                       $  11,808,020  $  11,680,208
                                            -------------  -------------
Distributions to Shareholders--
Distributions from net investment income
 Institutional Shares                          (7,932,704)    (8,367,231)
 Investment Shares                             (3,875,316)    (3,312,977)
                                            -------------  -------------
  Change in net assets resulting from
  distributions to shareholders               (11,808,020)   (11,680,208)
                                            -------------  -------------
Share Transactions--
Proceeds from sale of shares                  671,733,491    743,274,021
Cost of shares redeemed                      (710,364,176)  (603,065,021)
                                            -------------  -------------
  Change in net assets resulting from share
  transactions                                (38,630,685)   140,209,000
                                            -------------  -------------
    Change in net assets                      (38,630,685)   140,209,000
Net Assets:
Beginning of period                           408,533,609    268,324,609
                                            -------------  -------------
End of period                               $ 369,902,924  $ 408,533,609
                                            -------------  -------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Wachovia Tax-Free Money Market Fund
                   Financial Highlights--Institutional Shares

                (For a share outstanding throughout each period)


                                         Year Ended November 30,
                               -----------------------------------------------
                                 1999      1998      1997      1996     1995
-------------------------------------------------------------------------------
Net asset value, beginning of
period                           $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00
Income from investment
operations
 Net investment income             0.03      0.03      0.03      0.03     0.04
                               --------  --------  --------  --------  -------
Less distributions
 Distributions from net
 investment income                (0.03)    (0.03)    (0.03)    (0.03)   (0.04)
                               --------  --------  --------  --------  -------
Net asset value, end of
period                           $ 1.00    $ 1.00    $ 1.00    $ 1.00   $ 1.00
                               --------  --------  --------  --------  -------
Total return (1)                   2.99%     3.29%     3.41%     3.24%    3.59%
Ratios to average net assets
 Expenses                          0.24%     0.24%     0.24%     0.29%    0.32%
 Net investment income             2.95%     3.24%     3.34%     3.22%    3.55%
 Expense waiver/reimbursement
 (2)                               0.39%     0.42%     0.45%     0.43%    0.46%
Supplemental data
 Net assets, end of period
 (000 omitted)                 $225,466  $275,323  $182,473  $118,877  $80,274

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2) This contractual expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                   Wachovia U.S. Treasury Money Market Fund
                           Portfolio of Investments

                               November 30, 1999


  Principal
   Amount
  or Shares                                                          Value
-------------------------------------------------------------------------------
 U.S. Government Obligations--43.8%
              U.S. Treasury Bills--4.1%
 $ 27,500,000 12/9/1999--1/20/2000                                 $ 27,363,596
                                                                   ------------
              U.S. Treasury Notes--39.7%
  260,000,000 5.375%-6.875%, 12/31/1999-6/30/2000                   260,534,828
                                                                   ------------
              Total U.S. Government Obligations                     287,898,424
                                                                   ------------
 (1) Repurchase Agreements--54.1%
   30,000,000 First Boston, 5.600%, dated 11/30/1999, due
              12/1/1999                                              30,000,000
  146,809,289 Goldman Sachs Group, LP, 5.600%, dated 11/30/1999,
              due 12/1/1999                                         146,809,288
   30,000,000 Merrill Lynch, Pierce, Fenner and Smith, 5.640%,
              dated 11/30/1999, due 12/1/1999                        30,000,000
  148,809,289 Morgan Stanley Group, Inc., 5.650%, dated
              11/30/1999, due 12/1/1999                             148,809,289
                                                                   ------------
              Total Repurchase Agreements                           355,618,577
                                                                   ------------
 Mutual Fund--2.0%
   13,000,000 Federated Treasury Obligations Fund                    13,000,000
                                                                   ------------
              Total Investments, at amortized cost and value (2)   $656,517,001
                                                                   ------------

(1) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

(2) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($656,779,427) at November 30, 1999.

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    Wachovia U.S. Treasury Money Market Fund
                      Statement of Assets and Liabilities

                               November 30, 1999

Assets:
Investments in repurchase agreements                                 $ 355,618,577
Investments in securities                                              300,898,424
                                                                     -------------
Total investments in securities, at amortized cost and value                       $656,517,001
Income receivable                                                                     3,213,574
                                                                                   ------------
  Total assets                                                                      659,730,575
Liabilities:
Income distribution payable                                              2,732,724
Accrued expenses                                                           218,424
                                                                     -------------
  Total liabilities                                                                   2,951,148
                                                                                   ------------
Net Assets for 656,779,427 shares outstanding                                      $656,779,427
                                                                                   ------------
Net Asset Value, Offering Price and Redemption
Proceeds Per Share:
Institutional Shares: ($448,758,441 (divided by) 448,758,441
shares outstanding)                                                                       $1.00
                                                                                   ------------
Investment Shares: ($208,020,986 (divided by) 208,020,986
shares outstanding)                                                                       $1.00
                                                                                   ------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    Wachovia U.S. Treasury Money Market Fund
                            Statement of Operations

                          Year Ended November 30, 1999

Investment Income:
Interest                                                      $33,485,781
Expenses:
Investment adviser fee                           $ 3,415,568
Administrative personnel and services fee            573,461
Custodian fees                                       105,818
Transfer and dividend disbursing agent fees and
expenses                                               7,654
Directors'/Trustees' fees                             16,064
Auditing fees                                         14,981
Legal fees                                             6,107
Portfolio accounting fees                              3,142
Distribution services fee--Investment Shares         789,762
Share registration costs                              25,669
Printing and postage                                  29,977
Insurance premiums                                     3,703
Miscellaneous                                          9,920
                                                 -----------
  Total expenses                                   5,001,826
Waiver of investment adviser fee                  (2,576,070)
                                                 -----------
   Net expenses                                                 2,425,756
                                                              -----------
    Net investment income                                     $31,060,025
                                                              -----------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    Wachovia U.S. Treasury Money Market Fund
                       Statement of Changes in Net Assets


                             Year Ended November 30,
                                            ---------------------------------
                                                 1999             1998
-----------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
Operations--
Net investment income                       $    31,060,025  $    34,194,612
                                            ---------------  ---------------
Distributions to Shareholders--
Distributions from net investment income
 Institutional Shares                           (22,602,956)     (27,082,585)
 Investment Shares                               (8,457,069)      (7,112,027)
                                            ---------------  ---------------
  Change in net assets resulting from
  distributions to shareholders                 (31,060,025)     (34,194,612)
                                            ---------------  ---------------
Share Transactions--
Proceeds from sale of shares                  1,484,059,570    1,496,501,247
Net asset value of shares issued to
shareholders in payment of distributions
declared                                             39,796           27,832
Cost of shares redeemed                      (1,492,629,325)  (1,459,037,222)
                                            ---------------  ---------------
  Change in net assets resulting from share
  transactions                                   (8,529,959)      37,491,857
                                            ---------------  ---------------
    Change in net assets                         (8,529,959)      37,491,857
Net Assets:
Beginning of period                             665,309,386      627,817,529
                                            ---------------  ---------------
End of period                               $   656,779,427  $   665,309,386
                                            ---------------  ---------------

(See Notes which are an integral part of the Financial Statements)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    Wachovia U.S. Treasury Money Market Fund
                   Financial Highlights--Institutional Shares

                (For a share outstanding throughout each period)


                                         Year Ended November 30,
                               ------------------------------------------------
                                 1999      1998      1997      1996      1995
--------------------------------------------------------------------------------
Net asset value, beginning of
period                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
Income from investment
operations
 Net investment income             0.05      0.05      0.05      0.05      0.06
Less distributions
 Distributions from net
 investment income                (0.05)    (0.05)    (0.05)    (0.05)    (0.06)
                               --------  --------  --------  --------  --------
Net asset value, end of
period                           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                               --------  --------  --------  --------  --------
Total return (1)                   4.77%     5.25%     5.31%     5.18%     5.66%
Ratios to average net assets
 Expenses                          0.24%     0.24%     0.24%     0.30%     0.32%
 Net investment income             4.65%     5.15%     5.20%     5.07%     5.54%
 Expense waiver/reimbursement
 (2)                               0.38%     0.40%     0.41%     0.39%     0.40%
Supplemental data
 Net assets, end of period
 (000 omitted)                 $448,758  $466,538  $510,323  $302,306  $214,356

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2) This contractual expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Wachovia Money Market Funds
                    Combined Notes to Financial Statements

                               November 30, 1999

1. Organization

The Wachovia Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of fifteen portfolios. The following portfolios are included herein (individually referred to as the "Fund", or collectively as the "Funds"):


                Portfolio                          Investment Objective
------------------------------------------------------------------------------
 Wachovia Prime Cash Management Fund     To provide current income consistent
  ("Prime Cash Fund")                    with stability of principal and
                                         liquidity.
------------------------------------------------------------------------------
 Wachovia Tax-Free Money Market Fund     To provide current income exempt from
  ("Tax-Free Fund")                      federal regular income tax consistent
                         with stability of principal and
                                   liquidity.
------------------------------------------------------------------------------
 Wachovia U.S. Treasury Money Market     To provide current income consistent
  Fund ("U.S. Treasury Fund")            with stability of principal and
                                         liquidity.

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Funds, except for Prime Cash Fund, offer two classes of shares:
Institutional Shares and Investment Shares. Prime Cash Fund only offers Institutional Shares. Investment Shares are identical in all respects to Institutional Shares except that Investment Shares are sold pursuant to a distribution plan (the "Plan") adopted in accordance with Rule 12b-1 under the Act.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  Investment Valuations--The Funds use the amortized cost method to value their portfolio securities is in accordance with Rule 2a-7 under the Act. Investments in other open-end regulated investment companies are valued at net asset value.

  Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

  Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Wachovia Money Market Funds

  Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date. The Trust offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Funds based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  Federal Taxes--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal tax is necessary.

  When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

  Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  Other--Investment transactions are accounted for on a trade date basis.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                Prime Cash Fund                Tax-Free Fund              U.S. Treasury Fund
                         ------------------------------  --------------------------
------------------------------
                            Year Ended November 30,       Year Ended November 30,       Year Ended November 30,
                              1999            1998           1999          1998           1999            1998
--------------------------------------------------------------------------------------------------------------------
Institutional Shares
-----------------------
Shares sold               3,368,940,656   4,606,987,634   307,834,572   367,947,784   1,142,479,883
1,162,773,272
Shares redeemed          (3,488,146,575) (4,227,971,062) (357,690,587) (275,098,274) (1,160,259,358)
(1,206,558,183)
-----------------------  --------------  --------------  ------------  ------------  --------------
--------------
 Net change resulting
 from Institutional
 Shares transactions       (119,205,919)    379,016,572   (49,856,015)   92,849,510     (17,779,475)
(43,784,911)
                         --------------  --------------  ------------  ------------  --------------
--------------
Investment Shares
-----------------------
Shares sold                          --              --   363,898,919   375,326,237     341,579,687
333,727,978
Shares issued to
shareholders in payment
of distributions
declared                             --              --            --            --          39,796
27,829
Shares redeemed                      --              --  (352,673,589) (327,966,747)   (332,369,967)
(252,479,039)
-----------------------  --------------  --------------  ------------  ------------  --------------
--------------
 Net change resulting
 from Investment Shares
 transactions                        --              --    11,225,330    47,359,490       9,249,516
81,276,768
                         --------------  --------------  ------------  ------------  --------------
--------------
Net change resulting
from share transactions    (119,205,919)    379,016,572   (38,630,685)  140,209,000      (8,529,959)
37,491,857
-----------------------  --------------  --------------  ------------  ------------  --------------
--------------


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Wachovia Money Market Funds

4. Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Wachovia Asset Management, a subsidiary of Wachovia Bank N.A. and the Funds' investment adviser (the "Adviser"), receives for its services an annual investment adviser fee based on each Fund's average daily net assets.


          Fund                Annual rate
          ----                -----------
          Prime Cash Fund        0.30%
          Tax-Free Fund          0.50%
          U.S. Treasury Fund     0.50%

As a result of contractual obligations, the Adviser may be required to waive a portion of its fee. The Adviser can modify or terminate this waiver at its sole discretion anytime after January 31, 2001.

Administrative Fee--Federated Services Company ("FServ") provides the Funds with certain administrative personnel and services. This fee is based on the level of average aggregate net assets of the Trust (excluding Prime Cash Fund) and The Wachovia Municipal Funds for the period. FServ's fee with respect to Prime Cash Fund is based upon its average net assets. FServ may voluntarily waive a portion of its fee.

Distribution Services Fee--Under the terms of the Plan, each Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from its net assets to finance activities intended to result in the sale of each Fund's Investment Shares. The Plan provides that each Fund may incur distribution expenses up to 0.40% of the average daily net assets of its Investment Shares, annually, to compensate FSC.

Transfer Agent and Dividend Disbursing Agent Fees--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC may voluntarily waive any portion of its fee.

Portfolio Accounting Fees--FServ, through its subsidiary FSSC, maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Custodian Fees--Wachovia Bank, N.A. is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

General--Certain of the Officers of the Trust are Officers and Directors or Trustees of the above companies.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
               Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of THE WACHOVIA FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wachovia Prime Cash Management Fund, Wachovia Tax-Free Money Market Fund, and Wachovia U.S. Treasury Money Market Fund (three of the portfolios constituting The Wachovia Funds) as of November 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wachovia Prime Cash Management Fund, Wachovia Tax-Free Money Market Fund, and Wachovia U.S. Treasury Money Market Fund of The Wachovia Funds at November 30, 1999, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                    /s/ Ernst & Young LLP

Boston, Massachusetts
January 17, 2000


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Trustees                                  Officers
James A. Hanley                           John W. McGonigle
Samuel E. Hudgins                           President and Treasurer
J. Berkley Ingram, Jr.                    Charles L. Davis, Jr.
D. Dean Kaylor                              Vice President and Assistant
Charles S. Way, Jr.                         Treasurer
Alvin J. Schexnider                       Gail Cagney
                                            Secretary
                                          Peter J. Germain
                                            Assistant Secretary



Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.



                                 Cusip 929901684
                                 Cusip 929901684
                                 Cusip 929901684
                                 Cusip 929901684
Federated Securities Corp., Distributor             Cusip 929901684

831-30 (1/00)                                       G01512-18 (1/00)




                           WACHOVIA APPENDIX DOCUMENT



A1 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Equity Fund based on a 4.50% sales load are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, and the S&P 500. The "x" axis reflects computation periods from 5/7/93 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales load, as compared to the S&P 500. The ending values were $28,936, and $36,086, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year and five-year periods ended 11/30/99 and from the fund's start of performance (5/7/93) (cumulative) and start of performance (5/7/93) to 11/30/99. The total returns were 18.71%, 22.03%, 189.36%
and 17.55%, respectively.

A2 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Wachovia Equity Fund are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, and the S&P 500. The "x" axis reflects computation periods from 7/23/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares, as compared to the S&P 500. The ending values were $20,147, and $23,397, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the fund's start of performance (7/23/96) (cumulative) and start of performance (7/23/96) to 11/30/99. The total returns were 18.37%, 101.47% and 23.19%, respectively.


A3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Equity Fund are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund, and the S&P 500. The "x" axis reflects computation periods from 7/23/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, as compared to the S&P 500. The ending values were $21,105, and $23,397, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class Y Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the fund's start of performance (7/23/96) (cumulative) and start of performance (7/23/96) to 11/30/99. The total returns were 24.52%, 111.05% and 24.90%, respectively.


A4 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Quantitative Equity Fund based on a 4.50% sales load are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, and the S&P 500. The "x" axis reflects computation periods from 3/25/94 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales load, as compared to the S&P 500. The ending values were $28,648, and $33,809, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year and five-year periods ended 11/30/99 and from the fund's start of performance (3/25/94) (cumulative) and start of performance (3/25/94) to 11/30/99. The total returns were 11.33%, 24.21%, 186.48% and 20.33%, respectively.


A5 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Wachovia Quantitative Equity Fund are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund, and the S&P
500. The "x" axis reflects computation periods from 7/23/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, as compared to the S&P 500. The ending values were $20,760, and $23,397, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the fund's start of performance (7/23/96) (cumulative) and start of performance (7/23/96) to 11/30/99. The total returns were 10.85%, 107.60% and 24.29%, respectively.


A6 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Quantitative Equity Fund are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund, and the S&P
500. The "x" axis reflects computation periods from 7/23/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, as compared to the S&P 500. The ending values were $21,753, and $23,397, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class Y Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the fund's start of performance (7/23/96) (cumulative) and start of performance (7/23/96) to 11/30/99. The total returns were 16.97%, 117.53% and 26.03%, respectively.



A7 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Growth and Income Fund based on a 4.50% sales load are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, and the S&P 500. The "x" axis reflects computation periods from 1/29/93 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales load, as compared to the S&P 500. The ending values were $31,357, and $36,674, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year and five-year periods ended 11/30/99 and from the fund's start of performance (1/29/93) (cumulative) and start of performance (1/29/93) to 11/30/99. The total returns were 14.98%, 25.41%, 213.57% and 18.95%, respectively.


A8 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Growth and Income Fund are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund, and the S&P
500. The "x" axis reflects computation periods from 3/29/98 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, as compared to the S&P 500. The ending values were $12,801, and $12,974, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class Y Shares Average Annual Total Returns for the one-year period ended 3/29/98 and from the fund's start of performance (3/29/98) (cumulative) and start of performance (3/29/98) to 11/30/99. The total returns were 20.73%, 28.01% and 15.90%, respectively.

A9 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Equity Index Fund based on a 4.50% sales load are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line.
 The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, and the S&P
500. The "x" axis reflects computation periods from 5/7/93 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales load, as compared to the S&P 500. The ending values were $33,050, and $36,086, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year and five-year periods ended 11/30/99 and from the fund's start of performance (5/7/93) (cumulative) and start of performance (5/7/93) to 11/30/99. The total returns were 14.56%, 25.45%, 230.50% and 19.96%, respectively.

A10 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Equity Index Fund are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund, and the S&P
500. The "x" axis reflects computation periods from 7/23/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, as compared to the S&P 500. The ending values were $22,738, and $23,397, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class Y Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the fund's start of performance (7/23/93) (cumulative) and start of performance (7/23/93) to 11/30/99. The total returns were 20.24%, 127.38% and 27.71%, respectively.

A11 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Special Values Fund based on a 4.50% sales load are represented by a solid line. The Russell 2000 Index (the "Russell 2000") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, and the Russell 2000. The "x" axis reflects computation periods from 5/7/93 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales load, as compared to the Russell 2000. The ending values were $20,183, and $22,839, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year and five-year periods ended 11/30/99 and from the fund's start of performance (5/7/93) (cumulative) and start of performance (5/7/93) to 11/30/99. The total returns were 0.66%, 17.78%, 128.39% and 13.39%, respectively.

A12 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Wachovia Special Values Fund are represented by a solid line. The Russell 2000 Index (the "Russell 2000") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, and the Russell 2000. The "x" axis reflects computation periods from 3/26/99 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares, as compared to the Russell 2000. The ending values were $10,452, and $11,633, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares Average Annual Total Returns from the fund's start of performance (5/7/93) (cumulative) to 11/30/99. The total returns was 4.52.

A13 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Special Values are represented by a solid line. The Russell 2000 Index (the "Russell 2000") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund, and the Russell 2000. The "x" axis reflects computation periods from 7/23/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, as compared to the Russell 2000. The ending values were $15,615, and $14,759, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class Y Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the fund's start of performance (7/23/96) (cumulative) and start of performance (7/23/96) to 11/30/99. The total returns were 5.61%, 56.15% and 14.19%, respectively.


A14 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Emerging Markets Fund based on a 4.50% sales load are represented by a solid line. The International Finance Corporation Investable Index (the "IFCI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, and the IFCA. The "x" axis reflects computation periods from 12/23/94 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales load, as compared to the IFCA. The ending values were $11,529, and $9,767, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the fund's start of performance (12/22/94) (cumulative) and start of performance (12/23/94) to 11/30/99. The total returns were 33.72%, 15.29% and 2.92%, respectively.

A15 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Emerging Markets Fund are represented by a solid line. The International Finance Corporation Investable Index (the "IFCI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund, and the IFCA. The "x" axis reflects computation periods from 7/23/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, compared to the IFCA. The ending values were $10,153, and $9,859, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the fund's start of performance (7/23/96) (cumulative) and start of performance (17/23/96) to 11/30/99. The total returns were 40.39%, 1.53% and 0.45%, respectively.


A16 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Personal Equity Fund based on a 4.50% sales load are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, and the S&P 500. The "x" axis reflects computation periods from 7/30/99 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales load, as compared to the S&P500. The ending values were $10,196 and $11,483, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the fund's start of performance (12/22/94) (cumulative) to 11/30/99. The total returns were 1.96%

A17 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Personal Equity Fund are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund, and the S&P
500. The "x" axis reflects computation periods from 7/30/99 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, as compared to the S&P500. The ending values were $10,685 and $11,483, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the fund's start of performance (12/22/94) (cumulative) to 11/30/99. The total returns were 6.85%.

A18 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Balanced Fund based on a 4.50% sales load are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line and the Lehman Brothers Aggregate Bond Index (the "LBABI"). The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, the S&P 500 and the LBABI. The "x" axis reflects computation periods from 5/7/93 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales load, as compared to the S&P 500, and the LBABI. The ending values were $22,429, $36,086 and $14,730, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year and five-year periods ended 11/30/99 and from the fund's start of performance (5/7/93) (cumulative) and start of performance (5/7/93) to 11/30/99. The total returns were 8.80%, 16.50%, 124.29% and 13.08%, respectively.

A19 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Wachovia Balanced Fund are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line and the Lehman Brothers Aggregate Bond Index (the "LBABI"). The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund, the S&P 500 and the LBABI. The "x" axis reflects computation periods from 7/23/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares, as compared to the S&P 500, and the LBABI. The ending values were $16,485, $23,397 and $12,247, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the fund's start of performance (7/23/96) (cumulative) and start of performance (7/23/96) to 11/30/99. The total returns were 8.18%, 64.85% and 16.05%, respectively.

A20 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Balanced Fund are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line and the Lehman Brothers Aggregate Bond Index (the "LBABI"). The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund, the S&P 500 and the LBABI. The "x" axis reflects computation periods from 7/23/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, as compared to the S&P 500, and the LBABI. The ending values were $17,344, $23,397 and $12,247, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the fund's start of performance (7/23/96) (cumulative) and start of performance (7/23/96) to 11/30/99. The total returns were 14.21%, 73.44% and 17.82%, respectively.


A21 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Fixed Income Fund based on a 4.50% sales load are represented by a solid line. The Lehman Brothers Aggregate Bond Index (the "LBABI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, and the LBABI. The "x" axis reflects computation periods from 5/7/93 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales load, as compared to the LBABI. The ending values were, $13,323 and $14,730, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year and five-year periods ended 11/30/99 and from the fund's start of performance (5/7/93) (cumulative) and start of performance (5/7/93) to 11/30/99. The total returns were (5.26)%, 6.21%, 33.23% and 4.46%, respectively.

A22 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Wachovia Fixed Income Fund are represented by a solid line. The Lehman Brothers Aggregate Bond Index (the "LBABI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund, and the LBABI. The "x" axis reflects computation periods from 7/23/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares, as compared to the LBABI. The ending values were, $11,541 and $12,427, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the fund's start of performance (7/23/96) (cumulative) and start of performance (7/23/96) to 11/30/99. The total returns were (6.21)%, 15.41% and 4.36%, respectively.

A23 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Fixed Income Fund are represented by a solid line. The Lehman Brothers Aggregate Bond Index (the "LBABI") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund, and the LBABI. The "x" axis reflects computation periods from 7/23/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, as compared to the LBABI. The ending values were, $12,231 and $12,427, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class Y Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the fund's start of performance (7/23/96) (cumulative) and start of performance (7/23/96) to 11/30/99. The total returns were (0.53)%, 22.31% and 6.18%, respectively.

A24 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Intermediate Fixed Income Fund based on a 4.50% sales load are represented by a solid line. The Lehman Brothers Gov.t/ Corp. Intermediate Index (the "LBGCII") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, and the LBGCII. The "x" axis reflects computation periods from 1/29/93 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales load, as compared to the LBGCII. The ending values were, $13,338 and $14,616, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year and five-year periods ended 11/30/99 and from the fund's start of performance (1/29/93) (cumulative) and start of performance (1/29/93) to 11/30/99. The total returns were (5.50)%, 5.61%, 33.38% and 4.30%, respectively.

A25 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Intermediate Fixed Income Fund are represented by a solid line. The Lehman Brothers Gov.t/ Corp. Intermediate Index (the "LBGCII") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund, and the LBGCII. The "x" axis reflects computation periods from 3/29/98 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, as compared to the LBGCII. The ending values were, $10,626 and $10,629, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class Y Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the fund's start of performance (3/29/98) (cumulative) and start of performance (3/29/9893) to 11/30/99. The total returns were (0.77)%, 6.28%, and 3.71%, respectively.

A26 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Short-Term Fixed Income Fund based on a 4.50% sales load are represented by a solid line. The Merrill Lynch 1-3 Year U.S. Treasury Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, and the Merrill Lynch 1-3 Year U.S. Treasury Index. The "x" axis reflects computation periods from 5/7/93 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales load, as compared to the Merrill Lynch 1-3 Year U.S. Treasury Index. The ending values were, $12,973 and $14,090, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year and five-year periods ended 11/30/99 and from the fund's start of performance (5/7/93) (cumulative) and start of performance (5/7/93) to 11/30/99. The total returns were (0.08)%, 5.15%, 32.38%
and 4.36%, respectively.

A27 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Short-Term Fixed Income Fund are represented by a solid line. The Merrill Lynch 1-3 Year U.S. Treasury Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund, and the Merrill Lynch 1-3 Year U.S. Treasury Index. The "x" axis reflects computation periods from 7/23/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, , as compared to the Merrill Lynch 1-3 Year U.S. Treasury Index. The ending values were, $11,943 and $12,144, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class Y Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the fund's start of performance (7/23/96) (cumulative) and start of performance (7/23/96) to 11/30/99. The total returns were 2.70%, 19.43% and 5.43%, respectively.


A28 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Georgia Municipal Bond Fund based on a 4.50% sales load are represented by a solid line. The Lehman Brothers State General Obligation Bond Index (LBSGOBI) is represented by a dotted line and the Lehman Brothers Municipal Bond Index (LBMBI) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, and the LBSGOBI and the LBMBI. The "x" axis reflects computation periods from 12/23/94 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales load, as compared to the LBSGOBI and the LBMBI. The ending values were, $12,442, $13,942 and $14,383, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the fund's start of performance (12/23/94) (cumulative) and start of performance (12/23/94) to 11/30/99. The total returns were (7.23)%, 24.42% and 4.52%, respectively.

A29 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Georgia Municipal Bond Fund are represented by a solid line. The Lehman Brothers State General Obligation Bond Index (LBSGOBI) is represented by a dotted line and the Lehman Brothers Municipal Bond Index (LBMBI) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund, and the LBSGOBI and the LBMBI. The "x" axis reflects computation periods from 7/23/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, as compared to the LBSGOBI and the LBMBI. The ending values were, $11,443, $12,035 and $11,896, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class Y Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the fund's start of performance (7/23/96) (cumulative) and start of performance (7/23/96) to 11/30/99. The total returns were (2.59)%, 14.43% and 4.10%, respectively.

A30 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia North Carolina Municipal Bond Fund based on a 4.50% sales load are represented by a solid line. The Lehman Brothers State General Obligation Bond Index (LBSGOBI) is represented by a dotted line and the Lehman Brothers Municipal Bond Index (LBMBI) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, and the LBSGOBI and the LBMBI. The "x" axis reflects computation periods from 12/23/94 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales load, as compared to the LBSGOBI and the LBMBI. The ending values were, $12,631, $13,942 and $14,383, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the fund's start of performance (12/23/94) (cumulative) and start of performance (12/23/94) to 11/30/99. The total returns were (6.73)%, 26.31% and 4.84%, respectively.

A31 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia North Carolina Municipal Bond Fund are represented by a solid line. The Lehman Brothers State General Obligation Bond Index (LBSGOBI) is represented by a dotted line and the Lehman brothers Municipal Bond Index (LBMBI) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund, and the LBSGOBI and the LBMBI. The "x" axis reflects computation periods from 12/23/94 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, as compared to the LBSGOBI and the LBMBI. The ending values were, $11,573, $11,896 and $12,035, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the fund's start of performance (7/23/96) (cumulative) and start of performance (7/23/96) to 11/30/99. The total returns were (2.09)%, 15.73% and 4.44%, respectively.

A32 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia South Carolina Municipal Bond Fund based on a 4.50% sales load are represented by a solid line. The Lehman Brothers State General Obligation Bond Index (LBSGOBI) is represented by a dotted line and the Lehman Brothers Municipal Bond Index (LBMBI) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, and the LBSGOBI and the LBMBI. The "x" axis reflects computation periods from 1/11/91 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales load, as compared to the LBSGOBI and the LBMBI. The ending values were, $16,323, $17,869 and $18,827, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year and five-year periods ended 11/30/99 and from the fund's start of performance (1/11/91) (cumulative) and start of performance (1/11/91) to 11/30/99. The total returns were (6.91)%, , 5.44%, 63.23% and 5.67%, respectively.


A33 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia South Carolina Municipal Bond Fund are represented by a solid line. The Lehman Brothers State General Obligation Bond Index (LBSGOBI) is represented by a dotted line and the Lehman Brothers Municipal Bond Index (LBMBI) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund, and the LBSGOBI and the LBMBI. The "x" axis reflects computation periods from 7/23/96 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, as compared to the LBSGOBI and the LBMBI. The ending values were, $11,668, $11,896 and $12,035, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the fund's start of performance (7/23/96) (cumulative) and start of performance (7/23/96) to 11/30/99. The total returns were (2.24)%, 16.68% and 4.70%, respectively.

A34 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Wachovia Virginia Municipal Bond Fund based on a 4.50% sales load are represented by a solid line. The Lehman Municipal Bond Index (LBMBI) is represented by a dotted line and the Lehman Brothers Municipal Bond 7-Year Index (LBMB7YI) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, and the LBMBI and the LBMB7YI. The "x" axis reflects computation periods from 2/1/93 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 4.50% sales load, as compared to the LBMBI and the LBMB7YI. The ending values were, $12,515, $14,813 and $14,458, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year and five-year periods ended 11/30/99 and from the fund's start of performance (2/1/93) (cumulative) and start of performance (2/1/93) to 11/30/99. The total returns were (6.38)%, 4.52%, 25.15% and 3.34%, respectively.


A35 The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class Y Shares of Wachovia Virginia Municipal Bond Fund are represented by a solid line. The Lehman Municipal Bond Index (LBMBI) is represented by a dotted line and the Lehman Brothers Municipal Bond 7-Year Index (LBMB7YI) is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the fund, and the LBMBI and the LBMB7YI. The "x" axis reflects computation periods from 3/29/98 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class Y Shares, as compared to the LBMBI and the LBMB7YI. The ending values were, $10,276, $10,388 and $10,531, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class Y Shares Average Annual Total Returns for the one-year period ended 11/30/99 and from the fund's start of performance (3/29/98) (cumulative) and start of performance (3/29/98) to 11/30/99. The total returns were (1.76)%, 2.76% and 1.64%, respectively.